UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Fund of Funds Portfolios
Balanced Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

It is our intention that beginning on January 1, 2021, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Portfolio electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Portfolio directly with the Portfolio’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Portfolio through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with a Portfolio’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

The capital markets were influenced most during the six months ended June 30, 2019 (the “Reporting Period”) by global economic data, central bank monetary policy and geopolitics.

During the first quarter of 2019, when the Reporting Period started, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index , were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell during the second quarter of 2019 in response to global economic growth weakness and dovish central bank policies.

Looking Ahead

At the end of the Reporting Period, we emphasized three macro themes. First, we believed the U.S. economy was in “rollover,” meaning we expected increased economic weakness. The economic “green shoots” we had expected to grow during the Reporting Period had instead started to wither. Trade risks also remained elevated, in our view. Our research shows that

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MARKET REVIEW

economic rollovers are characterized by high risks of recession and severe equity declines as well as by episodes of “false positives” and premature warning signals. Second, at the end of the Reporting Period, we believed global economic uncertainty had increased overall. Although we thought the risk of recession had risen, we did not think it was time to position the Portfolios for such a scenario. Third, we considered a dynamic investment approach particularly important, and we planned to address increased economic uncertainty through the Portfolios’ positioning and their levels of risk exposure.

At the asset class level at the end of the Reporting Period, we expected a continuation of the equity bull market, assuming the global economy continued to expand over the medium term. However, we thought the upside was likely to be limited by moderately elevated equity valuations and limitations to corporate earnings growth. In the near term, we considered equities less attractive than we did earlier in the economic cycle. As for fixed income, we believed yields reflected the market’s increased perception of recessionary risk. At the end of the Reporting Period, 10-year U.S. Treasury yields were lower than we expected, and we thought there was potential for them to rise in the near term. Overall, we did not consider the risk/reward of fixed income particularly attractive, because there tends to be upward pressure on credit spreads in the late stage of an economic cycle; spreads were rather tight at the end of the Reporting Period; and we perceived risks to the macro outlook. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Accordingly, we favored equities over fixed income at the end of the Reporting Period.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎

Goldman Sachs’ Global Portfolio Solutions Group determines the strategic and tactical asset allocations. The team is comprised of over 140* professionals with significant academic and practitioner experience.

∎

Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Global Portfolio Solutions Group

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Global Portfolio Solutions Group

For each Portfolio, the long-term strategic asset allocation is adjusted through a tactical investment process that seeks to react to and capitalize on changes in the market, the economic cycle, and macroeconomic environment. Within each strategy, we shift assets away from the strategic allocation by over and underweighting certain asset classes and by taking long or short positions in specific sectors, regions and countries. Using a proprietary fundamental analysis and portfolio construction process, the team develops views based on its current market and economic outlook across asset classes like global developed equity, emerging market equity, investment grade and non-investment grade fixed income, and currency markets.

*As	of June 2019.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

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PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Asset Allocation (the “Portfolios”) for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns of 10.22%, 9.79%, 10.43%, 10.04%, 10.29%, 10.43%, 10.13% and 10.43%, respectively. This compares to the 10.08% cumulative total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 6.00% and 16.23%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns of 11.74%, 11.37%, 12.08%, 11.71%, 11.94%, 12.01%, 11.62% and 12.01%, respectively. This compares to the 12.12% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 6.00% and 16.23%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns of 13.84%, 13.38%, 14.00%, 13.73%, 13.90%, 13.99%, 13.69% and 13.99%, respectively. This compares to the 14.17% cumulative total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 6.00% and 16.23%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A	The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns

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PORTFOLIO RESULTS

from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. We then incorporate our medium-term cycle-aware views and short-term tactical views into the Portfolios in order to react to changes in the economic cycle and the markets, respectively. Each Portfolio’s positioning may therefore change over time based on medium- and short-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated strongly positive results on an absolute basis, with those having greater equity exposure posting higher positive returns. In relative terms, the Portfolios had mixed results, with one of the Portfolios outperforming its benchmark index and two of the Portfolios underperforming their respective benchmark indices.[1]

Long-term strategic asset allocation added most to the performance of all three Portfolios during the Reporting Period. In addition, the contribution from our short-term tactical decisions was generally positive. Conversely, the Portfolios were hurt overall by our medium-term cycle-aware views. Security selection within the Underlying Funds detracted from the performance of the Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio but contributed positively to the performance of the Goldman Sachs Balanced Strategy Portfolio.

During the Reporting Period, we shifted the Portfolios to new long-term strategic allocations, as we sought to enhance their diversification and sources of potential excess returns. The new strategic allocations enhanced the Portfolios’ absolute returns.

Our medium-term cycle-aware views detracted from the performance of all three Portfolios. Within fixed income, we held the view that the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio should each have a short duration bias, which was expressed through a short position in long-maturity German government bonds and short positions in the front, or short-term, end of the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The short position in long-maturity German government bonds hurt the Portfolios’ performance, as German yields fell during the Reporting Period due to slower European economic growth and subdued inflation. The Portfolios’ short position in the two-year segment of the U.S. Treasury yield curve also hurt performance, as U.S. interest rates dropped during the Reporting Period. Elsewhere within fixed income, the Portfolios were hampered by their exposure to local emerging markets debt versus U.S. high yield corporate bonds. This positioning was based on our view that credit spreads, which typically start to widen before an equity market peak, would be a headwind for U.S. high yield corporate bonds in the near term. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) However, high yield corporate bonds outperformed local emerging markets debt during the Reporting Period, and this medium-term cycle-aware view detracted marginally from the Portfolios’ performance.

Our short-term tactical views, which seek to take advantage of what we consider short-term market mispricing, contributed positively to the performance of all three Portfolios during the Reporting Period.

As mentioned earlier, security selection within the Underlying Funds detracted from the returns of the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. On the positive side, the Goldman Sachs Balanced Strategy Portfolio benefited from security selection within the Underlying Funds.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Fixed Income Funds, the Goldman Sachs Access Investment Grade Corporate Bond ETF, the Goldman Sachs High Yield Fund, the Goldman Sachs Global Income

[1]	As measured by Institutional Shares.

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PORTFOLIO RESULTS

Fund, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund outperformed their respective benchmark indices. The Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Access High Yield Corporate Bond ETF underperformed their respective benchmark indices. Among Underlying Equity Funds, the Goldman Sachs ActiveBeta® International Equity ETF and the Goldman Sachs International Small Cap Insights Funds outperformed their respective benchmark indices. The Goldman Sachs Dynamic Global Equity Fund outperformed its benchmark index between May 15, 2019, when it was added as an Underlying Equity Fund, and the end of the Reporting Period. The Underlying Equity Funds that underperformed their respective benchmark indices were the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF. Among Underlying Funds that invest in real assets, both the Goldman Sachs Real Estate Securities Fund and the Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period.

The Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”), which we used to express our short-term tactical views during the Reporting Period, contributed positively to the to the Portfolios’ absolute performance, but underperformed relative to our expectations. The Underlying Tactical Fund was liquidated on June 24, 2019.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (positive impact on performance). They also employed put options on U.S. large cap equities (negative impact). (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.)

Within fixed income, all three Portfolios used interest rate futures to express our medium-term cycle-aware views on the U.S. Treasury yield curve and on long-term German interest rates (both had a negative impact). In addition, the Portfolios invested in a strategy that utilized interest rates options to profit if interest rates fall, remain constant, or rise less than anticipated (positive impact).

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies. Foreign currency exchange contracts were employed within our volatility selling strategy (negative impact). Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.

During the Reporting Period overall, some of the Portfolios’ Underlying Funds, including the Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A	In January 2019, we started to implement new long-term strategic allocations that we believed would provide regional exposure, particularly to the U.S., that was more in line with our long-term views as well as the Portfolios’ respective benchmark indices. As we shifted to the new strategic allocations, we increased the Portfolios’ exposure to U.S. large-cap stocks and other developed markets large-cap stocks, while reducing their exposure to emerging markets stocks. We also decreased the Portfolios’ exposure to small-cap stocks overall. Within fixed income, we increased the Portfolios’ exposure to global investment-grade corporate bonds. By the end of May 2019, we had completed the implementation of the new long-term strategic allocations.

In May 2019, we added a strategic allocation to the Goldman Sachs Dynamic Global Equity Fund (“Dynamic Underlying Equity Fund”), a diversified equity portfolio that gives us access to equities as well as some options-based strategies in equities and fixed income. We funded the allocation to the Dynamic Underlying Equity Fund by reducing allocations to the Underlying Equity Funds overall, as the Portfolios would gain similar exposure through the Dynamic Underlying Equity Fund.

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PORTFOLIO RESULTS

During the Reporting Period, we also made changes to our medium-term cycle aware views. In February 2019, we reduced the Portfolios’ short positions in long-maturity German government bonds and their short positions in the front end of the U.S. Treasury yield curve, as we sought to increase their exposure to global fixed income amid uncertainty about the global economic growth outlook. Between March and June 2019, we eliminated the Portfolios’ short positions in long-maturity German government bonds. Although we still believed the markets were underpricing the risk of future inflation, we did not see signs that inflation would break out of its range-bound levels in the near term. This, combined with dovish central bank policy, caused us to remove this view from all the Portfolios. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In May 2019, we removed our view that the Portfolios have exposure to local emerging markets debt versus U.S. high yield corporate bonds, as this positioning was incorporated into the Portfolios’ new long-term strategic allocations.

Toward the end of the Reporting Period, we sought to reduce equity risk in the Portfolios through the purchase of put options on U.S. large-cap equities. These positions detracted marginally from performance beginning on June 18, 2019, when they were added to the Portfolios, through the end of the Reporting Period.

On June 24, 2019, we changed the Portfolios’ single implementation vehicle for expressing our short-term tactical views from the Goldman Sachs Tactical Exposure Fund to the Goldman Sachs Tactical Tilt Overlay Fund.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolios. Additionally, Neill Nuttall began serving as a portfolio manager of the Portfolios on February 19, 2019. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. At the end of the Reporting Period, the portfolio managers for the Portfolios were Neill Nuttall and Christopher Lvoff.

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FUND BASICS

Balanced Strategy

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	10.22%	10.08%	6.00%	16.23%
Class C	9.79	10.08	6.00	16.23
Institutional	10.43	10.08	6.00	16.23
Service	10.04	10.08	6.00	16.23
Investor	10.29	10.08	6.00	16.23
Class P	10.43	10.08	6.00	16.23
Class R	10.13	10.08	6.00	16.23
Class R6	10.43	10.08	6.00	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.74%	1.96%	5.23%	4.15%	1/2/98
Class C	3.24	2.34	5.03	3.65	1/2/98
Institutional	5.40	3.51	6.24	4.84	1/2/98
Service	4.90	3.14	5.80	4.35	1/2/98
Investor	5.27	3.37	6.08	3.60	11/30/07
Class P	5.41	N/A	N/A	2.54	4/17/18
Class R	4.75	2.89	5.59	3.12	11/30/07
Class R6	5.42	N/A	N/A	4.54	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.30%
Class C	2.00	2.05
Institutional	0.86	0.91
Service	1.36	1.41
Investor	1.00	1.05
Class P	0.85	0.90
Class R	1.50	1.55
Class R6	0.85	0.90

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2019. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

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FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

Growth and Income Strategy

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	11.74%	12.12%	6.00%	16.23%
Class C	11.37	12.12	6.00	16.23
Institutional	12.08	12.12	6.00	16.23
Service	11.71	12.12	6.00	16.23
Investor	11.94	12.12	6.00	16.23
Class P	12.01	12.12	6.00	16.23
Class R	11.62	12.12	6.00	16.23
Class R6	12.01	12.12	6.00	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.09%	2.75%	6.72%	4.53%	1/2/98
Class C	1.85	3.15	6.52	4.02	1/2/98
Institutional	4.10	4.33	7.76	5.23	1/2/98
Service	3.52	3.82	7.22	4.71	1/2/98
Investor	3.90	4.20	7.58	3.55	11/30/07
Class P	4.11	N/A	N/A	1.33	4/17/18
Class R	3.40	3.67	7.07	3.06	11/30/07
Class R6	4.04	N/A	N/A	5.44	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.23%	1.26%
Class C	1.98	2.01
Institutional	0.84	0.87
Service	1.34	1.37
Investor	0.98	1.01
Class P	0.83	0.86
Class R	1.48	1.51
Class R6	0.83	0.86

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

14

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

15

FUND BASICS

Growth Strategy

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index

Class A	13.84%	14.17%	6.00%	16.23%
Class C	13.38	14.17	6.00	16.23
Institutional	14.00	14.17	6.00	16.23
Service	13.73	14.17	6.00	16.23
Investor	13.90	14.17	6.00	16.23
Class P	13.99	14.17	6.00	16.23
Class R	13.69	14.17	6.00	16.23
Class R6	13.99	14.17	6.00	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.36%	3.66%	8.01%	4.50%	1/2/98
Class C	1.52	4.05	7.82	4.00	1/2/98
Institutional	3.63	5.24	9.05	5.19	1/2/98
Service	3.12	4.72	8.51	4.67	1/2/98
Investor	3.45	5.09	8.90	3.56	11/30/07
Class P	3.60	N/A	N/A	0.83	4/17/18
Class R	2.98	4.57	8.35	3.05	11/30/07
Class R6	3.67	N/A	N/A	6.38	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.27%	1.30%
Class C	2.02	2.05
Institutional	0.88	0.91
Service	1.38	1.41
Investor	1.02	1.05
Class P	0.87	0.90
Class R	1.52	1.55
Class R6	0.87	0.90

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

18

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios — Satellite Strategies Portfolio (the “Portfolio”) for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns of 12.85%, 12.54%, 13.08%, 12.79%, 13.14%, 13.07%, 12.74% and 13.22%, respectively. This compares to the 12.28% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays U.S. Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of 6.11%, 18.54% and 14.03%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes generated positive absolute returns. Relative to traditional equity and fixed income asset classes, performance across satellite asset classes was generally mixed.

Global infrastructure securities, as represented by the S&P Global Infrastructure Index (Net, Unhedged), performed best, generating a return of 19.45%, during the Reporting Period. It was one of only two equity satellite asset classes to outperform the equity component of the blended benchmark, which is an equal-weighted blend of U.S. and international stocks, as represented by the S&P 500® Index and the MSCI EAFE Index. These two indices were up 18.54% and 14.03%, respectively. Meanwhile, U.S. energy master limited partnerships (“MLPs”), as measured by the Alerian MLP Index, returned 16.96% during the Reporting Period and was the other equity satellite asset class to outperform the equity component of the blended benchmark. By contrast, emerging markets equities were the weakest performing equity satellite asset class, but still returned 10.58% as measured by the MSCI Emerging Markets Index (Net, Unhedged), during the Reporting Period. International small-cap stocks also underperformed the equity component of the blended benchmark, returning 12.55%, as measured by the MSCI EAFE Small Cap Index (Net, Unhedged). Also underperforming the equity component of the blended benchmark was global real estate securities, as represented by the FTSE EPRA/Nareit Developed Index (Net, Unhedged), which returned 14.61% during the Reporting Period.

As for fixed income satellite asset classes, with the exception of leveraged loans, each outperformed the fixed income component of the blended benchmark, the Bloomberg Barclays U.S. Index. U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Emerging Market Bond Index Global Diversified Index, was the best-performing fixed income satellite asset class, up 10.60%. Next was U.S. high yield corporate bonds, which produced a gain of 9.94%, as measured by the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index. Local emerging markets debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, generated 8.72%. Meanwhile, leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, returned 5.42% compared to the fixed income component of the benchmark, which rose 6.11%. Leveraged loans tend to perform well in rising interest rate environments because they are floating-rate securities and their coupon rates reset regularly to reflect current interest rates. However, the Reporting Period was characterized by falling interest rates, as the Federal Reserve (the “Fed”) paused its short-term rate hikes, and the market anticipated a Fed rate cut some time in 2019.

20

PORTFOLIO RESULTS

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our model focuses on broad asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term cycle-aware views into the Portfolio in order to react to changes in the economic cycle. The Portfolio’s positioning may therefore change over time based on our medium-term cycle-aware views of attractive investment opportunities. These views may impact relative weighting across asset classes, the allocation to geographies, sectors and industries as well as the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

Overall, during the Reporting Period, our strategic asset allocation had a positive impact on the Portfolio’s results as did security selection within the Underlying Funds. Our medium-term cycle-aware allocation and our short-term tactical allocation detracted marginally from performance during the Reporting Period.

Strategic allocation added to the Portfolio’s returns during the Reporting Period. Among equity satellite asset classes, an allocation to global infrastructure securities contributed most positively, outpacing the equity component of the blended benchmark. Global infrastructure securities, which are interest-rate sensitive investments, benefited from the decline in U.S. interest rates during the Reporting Period. On the other hand, the Portfolio was hampered by its strategic allocation to emerging markets equities, which struggled versus developed markets equities amid renewed tensions in U.S.-China trade negotiations. Within fixed income asset classes, the Portfolio was helped by its strategic allocation to U.S. dollar-denominated emerging markets debt, which outpaced the fixed income component of the blended benchmark, as higher yielding fixed income generally outperformed investment grade fixed income during the Reporting Period. For the same reason, the Portfolio’s strategic allocations to high yield corporate bonds and local emerging markets debt added to results. Conversely, a strategic allocation to high yield floating rate bonds detracted from the Portfolio’s returns. Floating rate securities offer protection against rising interest rates, and by the end of the Reporting Period, the market was not expecting rates to go higher and was, in fact, anticipating a Fed interest rate cut.

Our medium-term cycle-aware allocation and short-term tactical allocation detracted slightly from the Portfolio’s performance during the Reporting Period.

Overall, security selection within the Underlying Funds contributed positively to Portfolio returns, with outperformance concentrated in the Underlying Fixed Income Funds.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

During the Reporting Period, security selection within the Underlying Funds overall bolstered the Portfolio’s performance. All of the Underlying Fixed Income Funds outperformed their respective benchmark indices, including the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund. Performance among Underlying Equity Funds was mixed. The Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Global Real Estate Securities outperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund underperformed their respective benchmark indices during the Reporting Period.

21

PORTFOLIO RESULTS

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	We made some adjustments to the Portfolio’s allocations during the Reporting Period. In March 2019, we added a small allocation to energy MLP infrastructure securities through an investment in the Goldman Sachs MLP Energy Infrastructure Fund. We believed energy MLP infrastructure securities offered attractive dividend yields, given our expectations for generally steady interest rates, benign inflation and fairly stable economic growth in the near term. To fund this allocation, we reduced the Portfolio’s exposure to international small-cap equities, preferring U.S. exposure over international exposure at that particular time.

Additionally, toward the end of the Reporting Period, we sought to reduce the Portfolio’s equity risk by reducing its allocation to emerging markets equities, which we accomplished by slightly reducing its allocation to the Goldman Sachs Emerging Markets Equity Insights Fund and increasing its cash position.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolio. Additionally, Neill Nuttall began serving as a portfolio manager of the Portfolio on February 19, 2019. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio were Neill Nuttall and Christopher Lvoff.

22

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Net Total Return Index	S&P 500® Index

Class A	12.85%	12.28%	6.11%	14.03%	18.54%
Class C	12.54	12.28	6.11	14.03	18.54
Institutional	13.08	12.28	6.11	14.03	18.54
Service	12.79	12.28	6.11	14.03	18.54
Investor	13.14	12.28	6.11	14.03	18.54
Class P	13.07	12.28	6.11	14.03	18.54
Class R	12.74	12.28	6.11	14.03	18.54
Class R6	13.22	12.28	6.11	14.03	18.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Net Total Return Index (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

23

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.67%	0.91%	5.83%	1.75%	3/30/07
Class C	3.32	1.31	5.64	1.46	3/30/07
Institutional	5.55	2.45	6.84	2.61	3/30/07
Service	4.99	1.97	6.33	2.66	8/29/08
Investor	5.52	2.35	6.70	2.09	11/30/07
Class P	5.55	N/A	N/A	1.69	4/17/18
Class R	4.85	1.83	6.18	1.58	11/30/07
Class R6	5.56	N/A	N/A	4.49	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.42%	1.47%
Class C	2.17	2.22
Institutional	1.03	1.08
Service	1.53	1.58
Investor	1.17	1.22
Class P	1.02	1.07
Class R	1.67	1.72
Class R6	1.02	1.07

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

24

FUND BASICS

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/19

Percentage of Investment Portfolio

[5]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2019. Actual underlying fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

25

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

FTSE EPRA/NAREIT Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

J.P. Morgan Emerging Market Bond Index – Global Diversified Index is an unmanaged index of external debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments issued by emerging markets governments in local currency. As emerging markets look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

It is not possible to invest directly in an unmanaged index.

27

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 95.9%
Dynamic – 9.8%
2,551,020	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$25,051,021
1,442,230	Goldman Sachs Managed Futures Strategy Fund – Class R6	15,590,511
1,222,483	Goldman Sachs Alternative Premia Fund – Class R6	9,951,014

		50,592,546

Equity – 29.6%
4,474,555	Goldman Sachs Dynamic Global Equity Fund – Class R6	85,329,759
1,884,686	Goldman Sachs International Equity Insights Fund – Class R6	23,671,654
1,928,832	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	18,458,919
852,755	Goldman Sachs Global Infrastructure Fund – Class R6	9,960,174
823,291	Goldman Sachs Global Real Estate Securities Fund – Class R6	9,237,322
580,971	Goldman Sachs International Small Cap Insights Fund – Class R6	6,675,354

		153,333,182

Exchange Traded Funds – 20.3%
1,024,880	Goldman Sachs Access Investment Grade Corporate Bond ETF	52,678,832
893,864	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	52,532,387

		105,211,219

Fixed Income – 36.2%
12,499,151	Goldman Sachs Global Income Fund – Class R6	159,864,139
888,054	Goldman Sachs Emerging Markets Debt Fund – Class R6	11,100,669
691,115	Goldman Sachs High Yield Floating Rate Fund – Class R6	6,496,481
873,278	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	5,265,867
778,274	Goldman Sachs High Yield Fund – Class R6	4,988,738

		187,715,894

TOTAL UNDERLYING FUNDS – 95.9%
(Cost $488,793,571)		$496,852,841

Shares	Dividend Rate	Value

Investment Company(a) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,408,283	2.308%	$4,408,283
(Cost $4,408,283)

TOTAL INVESTMENTS – 96.8%
(Cost $493,201,854)		$501,261,124

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%		16,560,578

NET ASSETS – 100.0%		$517,821,702

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	3,161,672	GBP	2,470,000	09/18/19	$13,718
	USD	4,620,378	JPY	495,000,000	09/18/19	2,325

TOTAL						$16,043

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	714,157	HKD	5,590,000	09/18/19	$(1,690)
	USD	1,717,396	CHF	1,680,000	09/18/19	(15,971)
	USD	46,728	NZD	70,000	09/18/19	(368)
	USD	334,138	DKK	2,190,000	09/18/19	(1,754)
	USD	55,925	ILS	200,000	09/18/19	(391)
	USD	506,182	SEK	4,725,000	09/18/19	(5,528)
	USD	6,034,066	EUR	5,300,000	09/18/19	(30,506)
	USD	133,245	NOK	1,150,000	09/18/19	(1,862)
	USD	257,243	SGD	350,000	09/18/19	(1,753)
	USD	1,340,834	AUD	1,910,000	09/18/19	(3,294)

TOTAL						$(63,117)

FUTURES CONTRACTS — At June 30, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	177	09/20/19	$26,056,170	$437,756
Short position contracts:
Eurodollars	(766)	09/14/20	(188,522,175)	(1,890,666)

TOTAL FUTURES CONTRACTS				$(1,452,910)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At June 30, 2019, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	09/16/2019	89	$222,500	$58,962	$40,081	$18,881
Eurodollar Futures	98.50	03/16/2020	84	210,000	28,350	28,545	(195)
Eurodollar Futures	98.50	06/15/2020	55	137,500	30,250	27,628	2,622
Eurodollar Futures	97.50	09/14/2020	63	157,500	151,200	48,904	102,296
Eurodollar Futures	97.50	12/14/2020	59	147,500	143,075	56,269	86,806
Eurodollar Futures	97.00	03/15/2021	60	150,000	219,750	107,389	112,361
Eurodollar Futures	98.25	03/15/2021	512	1,280,000	595,200	595,313	(113)
Eurodollar Futures	97.00	06/14/2021	58	145,000	209,524	107,434	102,090
Eurodollar Futures	98.00	06/14/2021	223	557,500	348,438	181,659	166,779
Eurodollar Futures	98.25	06/14/2021	451	1,127,500	535,562	554,796	(19,234)
Eurodollar Futures	97.00	09/13/2021	31	77,500	110,438	76,022	34,416
Eurodollar Futures	98.25	09/13/2021	441	1,102,500	534,713	527,911	6,802
Eurodollar Futures	98.50	12/13/2021	299	747,500	276,575	292,556	(15,981)

TOTAL			2,425	$6,062,500	$3,242,037	$2,644,507	$597,530

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	3,649	$3,649	$291,518	$323,739	$(32,221)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 96.6%
Dynamic – 7.8%
3,571,429	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$35,071,428
2,007,875	Goldman Sachs Managed Futures Strategy Fund – Class R6	21,705,132
1,677,199	Goldman Sachs Alternative Premia Fund – Class R6	13,652,404

		70,428,964

Equity – 41.4%
10,626,703	Goldman Sachs Dynamic Global Equity Fund – Class R6	202,651,226
5,999,780	Goldman Sachs International Equity Insights Fund – Class R6	75,357,235
4,946,479	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	47,337,801
1,569,998	Goldman Sachs Global Infrastructure Fund – Class R6	18,337,574
1,492,445	Goldman Sachs Global Real Estate Securities Fund – Class R6	16,745,238
1,019,255	Goldman Sachs International Small Cap Insights Fund – Class R6	11,711,239

		372,140,313

Exchange Traded Funds – 28.1%
3,219,888	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	189,232,818
1,219,295	Goldman Sachs Access Investment Grade Corporate Bond ETF	62,671,763

		251,904,581

Fixed Income – 19.3%
9,383,981	Goldman Sachs Global Income Fund – Class R6	120,021,121
2,094,517	Goldman Sachs Emerging Markets Debt Fund – Class R6	26,181,466
1,589,227	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	9,583,039

1,356,238	Goldman Sachs High Yield Fund – Class R6	8,693,483
903,766	Goldman Sachs High Yield Floating Rate Fund – Class R6	8,495,398

		172,974,507

TOTAL UNDERLYING FUNDS – 96.6%
(Cost $838,089,142)		$867,448,365

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		30,740,147

NET ASSETS – 100.0%		$898,188,512

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	3,645,127	GBP	2,855,000	09/18/19	$6,501

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	6,954,185	EUR	6,130,000	09/18/19	$(60,122)
	USD	826,526	HKD	6,470,000	09/18/19	(2,013)
	USD	67,034	ILS	240,000	09/18/19	(544)
	USD	293,671	SGD	400,000	09/18/19	(2,325)
	USD	53,148	NZD	80,000	09/18/19	(676)
	USD	384,269	DKK	2,530,000	09/18/19	(3,771)
	USD	5,335,575	JPY	573,000,000	09/18/19	(10,171)
	USD	1,546,182	AUD	2,210,000	09/18/19	(9,065)
	USD	1,983,213	CHF	1,950,000	09/18/19	(28,731)
	USD	584,218	SEK	5,475,000	09/18/19	(8,716)
	USD	155,394	NOK	1,350,000	09/18/19	(3,210)

TOTAL						$(129,344)

FUTURES CONTRACTS — At June 30, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	311	09/20/19	$45,782,310	$769,165
Short position contracts:
Eurodollars	(1,679)	09/14/20	(413,222,888)	(4,144,162)

TOTAL FUTURES CONTRACTS				$(3,374,997)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	09/16/2019	105	$262,500	$69,563	$65,868	$3,695
Eurodollar Futures	98.50	03/16/2020	135	337,500	45,563	45,876	(313)
Eurodollar Futures	98.50	06/15/2020	88	220,000	48,400	44,204	4,196
Eurodollar Futures	97.50	09/14/2020	143	357,500	343,200	111,005	232,195
Eurodollar Futures	97.50	12/14/2020	135	337,500	327,375	128,751	198,624
Eurodollar Futures	97.00	03/15/2021	99	247,500	362,587	177,192	185,395
Eurodollar Futures	98.25	03/15/2021	1,051	2,627,500	1,221,788	1,224,151	(2,363)
Eurodollar Futures	97.00	06/14/2021	95	237,500	343,187	175,970	167,217
Eurodollar Futures	98.00	06/14/2021	413	1,032,500	645,312	336,435	308,877
Eurodollar Futures	98.25	06/14/2021	916	2,290,000	1,087,750	1,131,050	(43,300)
Eurodollar Futures	97.00	09/13/2021	75	187,500	267,187	183,924	83,263
Eurodollar Futures	98.25	09/13/2021	894	2,235,000	1,083,975	1,071,174	12,801
Eurodollar Futures	98.50	12/13/2021	597	1,492,500	552,225	585,473	(33,248)

TOTAL			4,746	$11,865,000	$6,398,112	$5,281,073	$1,117,039

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$3,010.00	07/31/2019	(1)	$(100)	$(1,566)	$(2,394)	$828
Puts
S&P 500 Index	2,790.00	07/31/2019	(1)	(100)	(1,329)	(5,629)	4,300

TOTAL			(2)	$(200)	$(2,895)	$(8,023)	$5,128

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	7,350	$7,350	$587,190	$652,092	$(64,902)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 96.8%
Dynamic – 5.9%
2,346,939	Goldman Sachs Tactical Tilt Overlay Fund – Class R6	$23,046,939
1,295,906	Goldman Sachs Managed Futures Strategy Fund – Class R6	14,008,739
1,157,935	Goldman Sachs Alternative Premia Fund – Class R6	9,425,593

		46,481,271

Equity – 51.6%
11,206,111	Goldman Sachs Dynamic Global Equity Fund – Class R6	213,700,545
7,386,018	Goldman Sachs International Equity Insights Fund – Class R6	92,768,389
5,510,232	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	52,732,917
1,424,823	Goldman Sachs Global Infrastructure Fund – Class R6	16,641,936
1,374,622	Goldman Sachs Global Real Estate Securities Fund – Class R6	15,423,255
1,231,317	Goldman Sachs International Small Cap Insights Fund – Class R6	14,147,827

		405,414,869

Exchange Traded Funds – 34.1%
4,053,975	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	238,252,111
579,516	Goldman Sachs Access Investment Grade Corporate Bond ETF	29,787,122

		268,039,233

Fixed Income – 5.2%
1,921,806	Goldman Sachs Emerging Markets Debt Fund – Class R6	24,022,580
1,376,690	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	8,301,442
1,240,556	Goldman Sachs High Yield Fund – Class R6	7,951,965

		40,275,987

TOTAL UNDERLYING FUNDS – 96.8%
(Cost $724,355,382)		$760,211,360

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,102,513	2.308%	$1,102,513
(Cost $1,102,513)

TOTAL INVESTMENTS – 96.9%
(Cost $725,457,895)		$761,313,873

OTHER ASSETS IN EXCESS OF LIABILITIES –3.1%		24,509,058

NET ASSETS – 100.0%		$785,822,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations;
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	2,584,850	GBP	2,025,000	09/18/19	$4,038

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	1,402,381	CHF	1,380,000	09/18/19	(21,457)
	USD	586,361	HKD	4,590,000	09/18/19	(1,428)
	USD	44,690	ILS	160,000	09/18/19	(363)
	USD	212,911	SGD	290,000	09/18/19	(1,686)
	USD	416,239	SEK	3,900,000	09/18/19	(6,124)
	USD	3,780,985	JPY	406,000,000	09/18/19	(6,751)
	USD	109,197	NOK	950,000	09/18/19	(2,413)
	USD	273,275	DKK	1,800,000	09/18/19	(2,800)
	USD	39,804	NZD	60,000	09/18/19	(564)
	USD	1,097,669	AUD	1,570,000	09/18/19	(7,190)
	USD	4,927,328	EUR	4,350,000	09/18/19	(50,198)

TOTAL						$(100,974)

FUTURES CONTRACTS — At June 30, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	276	09/20/19	$40,629,960	$682,603

Short position contracts:
Eurodollars	(1,551)	09/14/20	(381,720,488)	(3,804,519)

TOTAL FUTURES CONTRACTS				$(3,121,916)

PURCHASED OPTIONS CONTRACTS — At June 30, 2019, the Portfolio had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.75	09/16/2019	114	$285,000	$75,525	$71,513	$4,012
Eurodollar Futures	98.25	03/15/2021	1,044	2,610,000	1,213,650	1,217,422	(3,772)
Eurodollar Futures	98.25	06/14/2021	901	2,252,500	1,069,937	1,115,390	(45,453)
Eurodollar Futures	97.50	09/14/2020	153	382,500	367,200	118,767	248,433
Eurodollar Futures	98.50	03/16/2020	105	262,500	35,437	35,681	(244)
Eurodollar Futures	98.50	06/15/2020	69	172,500	37,950	34,660	3,290
Eurodollar Futures	98.50	12/13/2021	578	1,445,000	534,650	567,816	(33,166)
Eurodollar Futures	98.25	09/13/2021	880	2,200,000	1,067,000	1,055,079	11,921
Eurodollar Futures	97.50	12/14/2020	144	360,000	349,200	137,335	211,865
Eurodollar Futures	97.00	03/15/2021	75	187,500	274,688	134,237	140,451
Eurodollar Futures	97.00	06/14/2021	73	182,500	263,713	135,220	128,493
Eurodollar Futures	98.00	06/14/2021	368	920,000	575,000	299,778	275,222
Eurodollar Futures	97.00	09/13/2021	132	330,000	470,250	323,706	146,544

TOTAL			4,636	$11,590,000	$6,334,200	$5,246,604	$1,087,596

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts

SPX Index	Barclays Bank PLC	$2,801.580	01/17/2020	7,350	$7,350	$587,190	$652,092	$(64,902)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 99.1%
Equity – 54.5%
5,638,685	Goldman Sachs Global Real Estate Securities Fund – Class R6	$63,266,049
4,270,027	Goldman Sachs Global Infrastructure Fund – Class R6	49,873,910
3,556,208	Goldman Sachs International Small Cap Insights Fund – Class R6	40,860,831
2,401,943	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	22,986,595
805,994	Goldman Sachs Emerging Markets Equity Fund – Class R6	17,320,815
596,177	Goldman Sachs MLP Energy Infrastructure Fund – Class R6	4,000,347

		198,308,547

Exchange Traded Funds – 4.4%
487,221	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	16,014,954

Fixed Income – 40.2%
4,994,684	Goldman Sachs Emerging Markets Debt Fund – Class R6	62,433,552
6,593,115	Goldman Sachs High Yield Fund – Class R6	42,261,869
2,351,385	Goldman Sachs High Yield Floating Rate Fund – Class R6	22,103,022
3,250,133	Goldman Sachs Local Emerging Markets Debt Fund – Class R6	19,598,303

		146,396,746

TOTAL UNDERLYING FUNDS – 99.1%
(Cost $313,688,297)		$360,720,247

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		3,206,112

NET ASSETS – 100.0%		$363,926,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Assets:
Investments in Affiliated Funds, at value (cost $493,201,854 and $838,089,142, respectively)	$501,261,124	$867,448,365
Purchased options, at value (cost $2,968,246 and $5,933,165, respectively)	3,533,555	6,985,302
Cash	8,024,613	13,991,180
Foreign currencies, at value (cost $21,629 and $57,722, respectively)	24,309	43,974
Unrealized gain on forward foreign currency exchange contracts	16,043	6,501
Variation margin on futures contracts	162,854	305,880
Receivables:
Investments sold	4,398,561	8,798,137
Collateral on certain derivative contracts(a)	474,669	782,019
Dividends	367,197	400,974
Portfolio shares sold	332,744	424,902
Reimbursement from investment adviser	30,467	33,127
Other assets	71,788	81,470
Total assets	518,697,924	899,301,831

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	63,117	129,344
Written option contracts, at value (premium received $0 and $8,023, respectively)	—	2,895
Payables:
Investments purchased	367,197	400,254
Portfolio shares redeemed	252,051	267,011
Distribution and Service fees and Transfer Agency fees	67,929	144,091
Management fees	63,213	109,307
Accrued expenses	62,715	60,417
Total liabilities	876,222	1,113,319

Net Assets:
Paid-in capital	519,146,010	876,308,679
Total distributable earnings (loss)	(1,324,308)	21,879,833
NET ASSETS	$517,821,702	$898,188,512
Net Assets:
Class A	$109,081,177	$287,858,804
Class C	12,669,541	22,152,185
Institutional	339,595,999	367,696,748
Service	750,210	3,029,536
Investor	3,570,118	7,520,879
Class P	40,895,114	197,683,929
Class R	8,936,065	4,798,917
Class R6	2,323,478	7,447,514
Total Net Assets	$517,821,702	$898,188,512
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,644,657	21,081,830
Class C	1,118,548	1,661,263
Institutional	30,028,502	26,849,369
Service	65,553	222,416
Investor	317,009	553,429
Class P	3,615,140	14,442,015
Class R	793,237	354,138
Class R6	205,441	544,079
Net asset value, offering and redemption price per share:(b)
Class A	$11.31	$13.65
Class C	11.33	13.33
Institutional	11.31	13.69
Service	11.44	13.62
Investor	11.26	13.59
Class P	11.31	13.69
Class R	11.27	13.55
Class R6	11.31	13.69

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Options
Balanced Strategy	$27	$474,642

Growth and Income Strategy	—	782,019

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $11.97 and $14.44, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued)

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $725,457,895 and $313,688,297, respectively)	$761,313,873	$360,720,247
Purchased options, at value (cost $5,898,696 and $0, respectively)	6,921,390	—
Cash	13,021,838	4,080,862
Foreign currencies, at value (cost $68,346 and $0, respectively)	55,322	—
Unrealized gain on forward foreign currency exchange contracts	4,038	—
Variation margin on futures contracts	275,350	—
Receivables:
Investments sold	7,801,601	—
Collateral on certain derivative contracts(a)	435,603	—
Dividends	162,476	609,397
Portfolio shares sold	196,613	183,778
Reimbursement from investment adviser	34,539	27,777
Other assets	84,977	84,608
Total assets	790,307,620	365,706,669

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	100,974	—
Payables:
Investments purchased	162,476	609,244
Portfolio shares redeemed	3,853,300	1,000,143
Distribution and Service fees and Transfer Agency fees	164,858	51,445
Management fees	95,792	37,464
Collateral on certain derivative contracts(b)	59,799	—
Accrued expenses	47,490	82,014
Total liabilities	4,484,689	1,780,310

Net Assets:
Paid-in capital	740,862,563	368,612,509
Total distributable earnings (loss)	44,960,368	(4,686,150)
NET ASSETS	$785,822,931	$363,926,359
Net Assets:
Class A	$334,622,366	$47,568,376
Class C	31,972,574	21,071,965
Institutional	229,165,634	222,078,371
Service	2,217,826	251,524
Investor	7,058,175	20,203,295
Class P	167,295,000	3,267,598
Class R	6,285,635	1,118,261
Class R6	7,205,721	48,366,969
Total Net Assets	$785,822,931	$363,926,359
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	21,414,883	5,777,614
Class C	2,017,695	2,570,273
Institutional	14,657,842	27,037,225
Service	142,454	30,596
Investor	457,945	2,459,070
Class P	10,693,947	397,302
Class R	413,623	136,359
Class R6	460,714	5,886,251
Net asset value, offering and redemption price per share:(c)
Class A	$15.63	$8.23
Class C	15.85	8.20
Institutional	15.63	8.21
Service	15.57	8.22
Investor	15.41	8.22
Class P	15.64	8.22
Class R	15.20	8.20
Class R6	15.64	8.22

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Options

Growth Strategy	$435,603

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards

Growth Strategy	$59,799

(c)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $16.54 and $8.71, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio
Investment income:

Dividends from Affiliated Funds	$4,370,281	$5,866,700

Interest	4,179	8,144

Total investment income	4,374,460	5,874,844

Expenses:

Management fees	372,317	666,888

Distribution and Service fees(a)	219,880	495,644

Transfer Agency fees(a)	189,555	391,958

Registration fees	58,688	66,919

Professional fees	41,727	41,727

Custody, accounting and administrative services	32,187	31,666

Printing and mailing costs	18,287	31,399

Trustee fees	8,350	8,722

Service Share fees — Service Plan	883	3,657

Service Share fees — Shareholder Administration Plan	883	3,657

Other	9,866	13,249

Total expenses	952,623	1,755,486

Less — expense reductions	(158,253)	(174,067)

Net expenses	794,370	1,581,419

NET INVESTMENT INCOME	3,580,090	4,293,425

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Affiliated Funds	(11,081,460)	(7,093,213)

Purchased options	2,262,141	5,685,562

Futures contracts	2,491,922	4,177,038

Written options	(650,239)	(1,390,002)

Forward foreign currency exchange contracts	415,970	967,369

Foreign currency transactions	(271)	4,951

Net change in unrealized gain (loss) on:

Affiliated Funds	52,022,944	95,944,707

Purchased options	938,777	1,261,339

Futures contracts	(1,304,417)	(3,166,850)

Written options	45,318	108,279

Forward foreign currency exchange contracts	142,075	244,670

Foreign currency translation	(11,416)	(25,756)

Net realized and unrealized gain	45,271,344	96,718,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,851,434	$101,011,519

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Balanced Strategy	$134,268	$63,715	$21,897	$96,672	$11,469	$63,724	$141	$2,926	$6,378	$7,883	$362
Growth and Income Strategy	352,009	132,064	11,571	253,445	23,772	73,705	585	6,626	28,635	4,166	1,024

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued)

For the Six Months Ended June 30, 2019 (Unaudited)

	Growth Strategy Portfolio	Satellite Strategies Portfolio
Investment income:

Dividends from Affiliated Funds	$4,212,773	$5,726,893

Interest	9,454	—

Total investment income	4,222,227	5,726,893

Expenses:

Distribution and Service fees(a)	601,538	192,489

Management fees	590,916	247,178

Transfer Agency fees(a)	410,286	144,418

Registration fees	64,200	47,701

Professional fees	41,727	39,199

Printing and mailing costs	33,097	23,240

Custody, accounting and administrative services	29,720	28,611

Trustee fees	8,657	8,353

Service Share fees — Service Plan	2,943	305

Service Share fees — Shareholder Administration Plan	2,943	305

Other	17,851	8,408

Total expenses	1,803,878	740,207

Less — expense reductions	(178,299)	(135,899)

Net expenses	1,625,579	604,308

NET INVESTMENT INCOME	2,596,648	5,122,585

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Affiliated Funds	2,225,315	1,517,974

Investments — unaffiliated issuers	621	—

Purchased options	7,160,865	—

Futures contracts	4,530,771	—

Written options	(350,351)	—

Forward foreign currency exchange contracts	942,688	—

Foreign currency transactions	(1,948)	—

Net change in unrealized gain (loss) on:

Affiliated Funds	87,845,615	43,673,621

Purchased options	771,460	—

Futures contracts	(3,726,572)	—

Written options	27,329	—

Forward foreign currency exchange contracts	188,198	—

Foreign currency translation	(25,544)	—

Net realized and unrealized gain	99,588,447	45,191,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,185,095	$50,314,180

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Growth Strategy	$404,783	$181,804	$14,951	$291,443	$32,725	$48,978	$471	$6,138	$24,094	$5,383	$1,054
Satellite Strategies	52,849	136,525	3,115	38,051	24,574	50,392	49	22,661	470	1,121	7,100

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$3,580,090	$8,572,589	$4,293,425	$13,762,946

Net realized gain (loss)	(6,561,937)	5,109,389	2,351,705	25,802,714

Net change in unrealized gain (loss)	51,833,281	(47,420,895)	94,366,389	(122,117,833)
Net increase (decrease) in net assets resulting from operations	48,851,434	(33,738,917)	101,011,519	(82,552,173)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	(626,668)	(4,408,193)	(1,045,922)	(7,092,517)

Class C Shares	(24,056)	(429,922)	(23,040)	(514,723)

Institutional Shares	(2,502,544)	(12,877,904)	(2,016,823)	(11,080,977)

Service Shares	(3,723)	(27,283)	(9,332)	(70,425)

Investor Shares	(22,887)	(135,812)	(36,354)	(225,243)

Class P Shares(a)	(318,542)	(1,925,367)	(1,080,922)	(4,938,925)

Class R Shares	(40,367)	(329,743)	(11,959)	(102,253)

Class R6 Shares	(18,137)	(85,343)	(39,099)	(150,677)

Total distributions to shareholders	(3,556,924)	(20,219,567)	(4,263,451)	(24,175,740)

From share transactions:

Proceeds from sales of shares	65,900,673	206,856,339	50,288,050	414,705,406

Reinvestment of distributions	3,500,079	19,823,264	4,153,234	23,447,788

Cost of shares redeemed	(65,552,340)	(226,013,487)	(118,519,248)	(452,457,767)
Net increase (decrease) in net assets resulting from share transactions	3,848,412	666,116	(64,077,964)	(14,304,573)
TOTAL INCREASE (DECREASE)	49,142,922	(53,292,368)	32,670,104	(121,032,486)

Net assets:
Beginning of period	468,678,780	521,971,148	865,518,408	986,550,894

End of period	$517,821,702	$468,678,780	$898,188,512	$865,518,408

(a)	Class P Shares commenced operations April 17, 2018.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$2,596,648	$10,473,867	$5,122,585	$14,598,728

Net realized gain (loss)	14,507,961	27,356,321	1,517,974	1,640,329

Net change in unrealized gain (loss)	85,080,486	(132,396,781)	43,673,621	(72,454,604)
Net increase (decrease) in net assets resulting from operations	102,185,095	(94,566,593)	50,314,180	(56,215,547)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	—	(7,924,550)	(545,892)	(1,151,877)

Class C Shares	—	—	(173,451)	(592,136)

Institutional Shares	—	(7,387,673)	(3,314,980)	(10,541,700)

Service Shares	—	(54,633)	(2,755)	(7,103)

Investor Shares	—	(177,616)	(312,341)	(982,010)

Class P Shares(a)	—	(4,422,574)	(43,954)	(77,948)

Class R Shares	—	(140,340)	(12,466)	(51,584)

Class R6 Shares	—	(196,873)	(659,914)	(1,424,298)

Total distributions to shareholders	—	(20,304,259)	(5,065,753)	(14,828,656)

From share transactions:

Proceeds from sales of shares	52,763,175	348,678,362	29,849,056	123,860,465

Reinvestment of distributions	—	19,578,750	4,161,010	12,191,392

Cost of shares redeemed	(131,337,577)	(408,240,746)	(120,670,696)	(334,919,232)
Net increase (decrease) in net assets resulting from share transactions	(78,574,402)	(39,983,634)	(86,660,630)	(198,867,375)
TOTAL INCREASE (DECREASE)	23,610,693	(154,854,486)	(41,412,203)	(269,911,578)

Net assets:
Beginning of period	762,212,238	917,066,724	405,338,562	675,250,140

End of period	$785,822,931	$762,212,238	$363,926,359	$405,338,562

(a)	Class P Shares commenced operations April 17, 2018.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$10.32		$11.55	$10.82	$10.41	$11.06		$11.13

Net investment income (loss)(a)(b)	0.06		0.16	0.16	0.11	0.33		0.21

Net realized and unrealized gain (loss)	0.99		(0.95)	1.05	0.41	(0.43)		0.06

Total from investment operations	1.05		(0.79)	1.21	0.52	(0.10)		0.27

Distributions to shareholders from net investment income	(0.06)		(0.24)	(0.27)	(0.11)	(0.38)		(0.34)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—		—

Distributions to shareholders from return of capital	—		—	—	—	(0.17)		—

Total distributions	(0.06)		(0.44)	(0.48)	(0.11)	(0.55)		(0.34)

Net asset value, end of period	$11.31		$10.32	$11.55	$10.82	$10.41		$11.06

Total return(c)	10.22%		(6.90)%	11.19%	5.04%	(0.90	) %	2.40%

Net assets, end of period (in 000s)	$109,081		$106,235	$119,662	$129,445	$146,047		$173,813

Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.62%	0.59%	0.59%		0.60%

Ratio of total expenses to average net assets(d)	0.65	%(e)	0.63%	0.68%	0.67%	0.65%		0.66%

Ratio of net investment income to average net assets(b)	1.18	%(e)	1.46%	1.40%	1.01%	2.95%		1.85%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%		38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.34		$11.55	$10.82	$10.41	$11.07	$11.13

Net investment income(a)(b)	0.02		0.05	0.07	0.03	0.24	0.12

Net realized and unrealized gain (loss)	0.99		(0.92)	1.05	0.42	(0.43)	0.07

Total from investment operations	1.01		(0.87)	1.12	0.45	(0.19)	0.19

Distributions to shareholders from net investment income	(0.02)		(0.14)	(0.18)	(0.04)	(0.32)	(0.25)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.15)	—

Total distributions	(0.02)		(0.34)	(0.39)	(0.04)	(0.47)	(0.25)

Net asset value, end of period	$11.33		$10.34	$11.55	$10.82	$10.41	$11.07

Total return(c)	9.79%		(7.58)%	10.30%	4.24%	(1.65)%	1.71%

Net assets, end of period (in 000s)	$12,670		$12,807	$34,542	$47,217	$53,734	$63,726

Ratio of net expenses to average net assets(d)	1.33	%(e)	1.33%	1.37%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.40	%(e)	1.38%	1.42%	1.42%	1.40%	1.41%

Ratio of net investment income to average net assets(b)	0.42	%(e)	0.43%	0.58%	0.27%	2.20%	1.05%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.32		$11.55	$10.82	$10.42	$11.07	$11.13

Net investment income(a)(b)	0.09		0.20	0.21	0.16	0.39	0.25

Net realized and unrealized gain (loss)	0.98		(0.95)	1.04	0.40	(0.44)	0.07

Total from investment operations	1.07		(0.75)	1.25	0.56	(0.05)	0.32

Distributions to shareholders from net investment income	(0.08)		(0.28)	(0.31)	(0.16)	(0.40)	(0.38)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.20)	—

Total distributions	(0.08)		(0.48)	(0.52)	(0.16)	(0.60)	(0.38)

Net asset value, end of period	$11.31		$10.32	$11.55	$10.82	$10.42	$11.07

Total return(c)	10.43%		(6.53)%	11.63%	5.36%	(0.49)%	2.90%

Net assets, end of period (in 000s)	$339,596		$292,183	$353,778	$285,795	$234,110	$254,620

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.20%	0.22%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.26	%(e)	0.24%	0.28%	0.27%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	1.57	%(e)	1.76%	1.85%	1.46%	3.48%	2.22%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.45		$11.68	$10.94	$10.45	$11.10	$11.16

Net investment income(a)(b)	0.06		0.15	0.15	0.10	0.39	0.19

Net realized and unrealized gain (loss)	0.99		(0.95)	1.06	0.49	(0.50)	0.08

Total from investment operations	1.05		(0.80)	1.21	0.59	(0.11)	0.27

Distributions to shareholders from net investment income	(0.06)		(0.23)	(0.26)	(0.10)	(0.36)	(0.33)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.18)	—

Total distributions	(0.06)		(0.43)	(0.47)	(0.10)	(0.54)	(0.33)

Net asset value, end of period	$11.44		$10.45	$11.68	$10.94	$10.45	$11.10

Total return(c)	10.04%		(6.93)%	11.04%	5.67%	(0.99)%	2.38%

Net assets, end of period (in 000s)	$750		$667	$833	$831	$967	$1,391

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.70%	0.72%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.76	%(e)	0.74%	0.78%	0.77%	0.75%	0.75%

Ratio of net investment income to average net assets(b)	1.07	%(e)	1.31%	1.31%	0.93%	3.47%	1.65%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.28		$11.50	$10.78	$10.37	$11.03	$11.09

Net investment income(a)(b)	0.08		0.18	0.18	0.14	0.36	0.25

Net realized and unrealized gain (loss)	0.98		(0.93)	1.05	0.41	(0.44)	0.06

Total from investment operations	1.06		(0.75)	1.23	0.55	(0.08)	0.31

Distributions to shareholders from net investment income	(0.08)		(0.27)	(0.30)	(0.14)	(0.39)	(0.37)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.19)	—

Total distributions	(0.08)		(0.47)	(0.51)	(0.14)	(0.58)	(0.37)

Net asset value, end of period	$11.26		$10.28	$11.50	$10.78	$10.37	$11.03

Total return(c)	10.29%		(6.61)%	11.41%	5.33%	(0.73)%	2.76%

Net assets, end of period (in 000s)	$3,570		$2,937	$3,976	$4,810	$4,555	$4,980

Ratio of net expenses to average net assets(d)	0.33	%(e)	0.34%	0.37%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.40	%(e)	0.38%	0.42%	0.42%	0.40%	0.41%

Ratio of net investment income to average net assets(b)	1.43	%(e)	1.64%	1.60%	1.30%	3.29%	2.23%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$10.32	$11.54

Net investment income(b)(c)	0.09	0.20

Net realized and unrealized gain (loss)	0.98	(0.96)

Total from investment operations	1.07	(0.76)

Distributions to shareholders from net investment income	(0.08)	(0.26)

Distributions to shareholders from net realized gains	—	(0.20)

Total distributions	(0.08)	(0.46)

Net asset value, end of period	$11.31	$10.32

Total return(d)	10.43%	(6.67)%

Net assets, end of period (in 000s)	$40,895	$43,098

Ratio of net expenses to average net assets(e)(f)	0.18%	0.19%

Ratio of total expenses to average net assets(e)(f)	0.25%	0.24%

Ratio of net investment income to average net assets(c)(f)	1.57%	2.48%

Portfolio turnover rate(g)	44%	45%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.28		$11.50	$10.79	$10.36	$11.02	$11.08

Net investment income(a)(b)	0.05		0.14	0.15	0.09	0.36	0.18

Net realized and unrealized gain (loss)	0.99		(0.95)	1.02	0.43	(0.49)	0.07

Total from investment operations	1.04		(0.81)	1.17	0.52	(0.13)	0.25

Distributions to shareholders from net investment income	(0.05)		(0.21)	(0.25)	(0.09)	(0.34)	(0.31)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.19)	—

Total distributions	(0.05)		(0.41)	(0.46)	(0.09)	(0.53)	(0.31)

Net asset value, end of period	$11.27		$10.28	$11.50	$10.79	$10.36	$11.02

Total return(c)	10.13%		(7.07)%	10.81%	5.02%	(1.23)%	2.25%

Net assets, end of period (in 000s)	$8,936		$8,443	$8,629	$6,110	$5,196	$5,436

Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.87%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.90	%(e)	0.88%	0.93%	0.92%	0.90%	0.90%

Ratio of net investment income to average net assets(b)	0.93	%(e)	1.23%	1.30%	0.85%	3.22%	1.61%

Portfolio turnover rate(f)	44%		45%	81%	76%	48%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$10.32		$11.55	$10.83	$10.42	$11.16

Net investment income(b)(c)	0.08		0.35	0.54	0.15	0.30

Net realized and unrealized gain (loss)	0.99		(1.09)	0.71	0.42	(0.52)

Total from investment operations	1.07		(0.74)	1.25	0.57	(0.22)

Distributions to shareholders from net investment income	(0.08)		(0.29)	(0.32)	(0.16)	(0.35)

Distributions to shareholders from net realized gains	—		(0.20)	(0.21)	—	—

Distributions to shareholders from return of capital	—		—	—	—	(0.17)

Total distributions	(0.08)		(0.49)	(0.53)	(0.16)	(0.52)

Net asset value, end of period	$11.31		$10.32	$11.55	$10.83	$10.42

Total return(d)	10.43%		(6.52)%	11.54%	5.46%	(2.01)%

Net assets, end of period (in 000s)	$2,323		$2,308	$551	$10	$10

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.19%	0.31%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.25	%(f)	0.24%	0.39%	0.27%	0.23	%(f)

Ratio of net investment income to average net assets(c)	1.56	%(f)	3.10%	4.64%	1.45%	6.52	%(f)

Portfolio turnover rate(g)	44%		45%	81%	76%	48%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.26		$13.81	$12.17	$11.62	$12.10	$12.14

Net investment income (loss)(a)(b)	0.05		0.18	0.18	0.11	0.25	0.20

Net realized and unrealized gain (loss)	1.39		(1.41)	1.79	0.56	(0.31)	0.07

Total from investment operations	1.44		(1.23)	1.97	0.67	(0.06)	0.27

Distributions to shareholders from net investment income	(0.05)		(0.32)	(0.33)	(0.12)	(0.42)	(0.31)

Net asset value, end of period	$13.65		$12.26	$13.81	$12.17	$11.62	$12.10

Total return(c)	11.74%		(8.94)%	16.19%	5.75%	(0.54)%	2.22%

Net assets, end of period (in 000s)	$287,859		$272,658	$302,116	$302,858	$341,468	$408,488

Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.62	%(e)	0.61%	0.63%	0.64%	0.63%	0.63%

Ratio of net investment income to average net assets(b)	0.74	%(e)	1.29%	1.35%	0.95%	2.08%	1.64%

Portfolio turnover rate(f)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.98		$13.49	$11.90	$11.42	$11.91	$11.99

Net investment income(a)(b)	—	(c)	0.01	0.06	0.02	0.16	0.10

Net realized and unrealized gain (loss)	1.36		(1.31)	1.76	0.54	(0.31)	0.08

Total from investment operations	1.36		(1.30)	1.82	0.56	(0.15)	0.18

Distributions to shareholders from net investment income	(0.01)		(0.21)	(0.23)	(0.08)	(0.34)	(0.26)

Net asset value, end of period	$13.33		$11.98	$13.49	$11.90	$11.42	$11.91

Total return(d)	11.37%		(9.62)%	15.31%	4.86%	(1.24)%	1.46%

Net assets, end of period (in 000s)	$22,152		$27,099	$94,118	$121,778	$143,257	$169,745

Ratio of net expenses to average net assets(e)	1.33	%(f)	1.34%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(e)	1.37	%(f)	1.36%	1.38%	1.39%	1.38%	1.38%

Ratio of net investment income (loss) to average net assets(b)	(0.06	)%(f)	0.11%	0.50%	0.18%	1.30%	0.80%

Portfolio turnover rate(g)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.29		$13.85	$12.21	$11.66	$12.14	$12.18

Net investment income(a)(b)	0.07		0.20	0.24	0.17	0.32	0.26

Net realized and unrealized gain (loss)	1.40		(1.39)	1.78	0.55	(0.33)	0.06

Total from investment operations	1.47		(1.19)	2.02	0.72	(0.01)	0.32

Distributions to shareholders from net investment income	(0.07)		(0.37)	(0.38)	(0.17)	(0.47)	(0.36)

Net asset value, end of period	$13.69		$12.29	$13.85	$12.21	$11.66	$12.14

Total return(c)	12.08%		(8.63)%	16.60%	6.15%	(0.13)%	2.62%

Net assets, end of period (in 000s)	$367,697		$360,006	$574,136	$455,273	$429,243	$421,720

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.20%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.23	%(e)	0.22%	0.23%	0.24%	0.23%	0.23%

Ratio of net investment income to average net assets(b)	1.12	%(e)	1.48%	1.80%	1.42%	2.59%	2.11%

Portfolio turnover rate(f)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.23		$13.77	$12.14	$11.60	$12.07	$12.11

Net investment income(a)(b)	0.04		0.15	0.17	0.11	0.25	0.20

Net realized and unrealized gain (loss)	1.39		(1.38)	1.77	0.54	(0.32)	0.06

Total from investment operations	1.43		(1.23)	1.94	0.65	(0.07)	0.26

Distributions to shareholders from net investment income	(0.04)		(0.31)	(0.31)	(0.11)	(0.40)	(0.30)

Net asset value, end of period	$13.62		$12.23	$13.77	$12.14	$11.60	$12.07

Total return(c)	11.71%		(9.00)%	16.03%	5.58%	(0.56)%	2.11%

Net assets, end of period (in 000s)	$3,030		$2,780	$3,414	$3,253	$3,246	$3,725

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.70%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.73	%(e)	0.72%	0.73%	0.74%	0.73%	0.73%

Ratio of net investment income to average net assets(b)	0.63	%(e)	1.13%	1.27%	0.90%	2.03%	1.58%

Portfolio turnover rate(f)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.20		$13.74	$12.12	$11.57	$12.05	$12.09

Net investment income(a)(b)	0.06		0.20	0.23	0.16	0.29	0.25

Net realized and unrealized gain (loss)	1.39		(1.38)	1.75	0.54	(0.32)	0.05

Total from investment operations	1.45		(1.18)	1.98	0.70	(0.03)	0.30

Distributions to shareholders from net investment income	(0.06)		(0.36)	(0.36)	(0.15)	(0.45)	(0.34)

Net asset value, end of period	$13.59		$12.20	$13.74	$12.12	$11.57	$12.05

Total return(c)	11.94%		(8.68)%	16.39%	6.04%	(0.29)%	2.49%

Net assets, end of period (in 000s)	$7,521		$7,366	$7,241	$4,769	$3,085	$3,478

Ratio of net expenses to average net assets(d)	0.33	%(e)	0.34%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.37	%(e)	0.36%	0.38%	0.39%	0.38%	0.38%

Ratio of net investment income to average net assets(b)	0.99	%(e)	1.48%	1.72%	1.37%	2.42%	2.00%

Portfolio turnover rate(f)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$12.29	$13.91

Net investment income(b)(c)	0.07	0.23

Net realized and unrealized gain (loss)	1.40	(1.52)

Total from investment operations	1.47	(1.29)

Distributions to shareholders from net investment income	(0.07)	(0.33)

Net asset value, end of period	$13.69	$12.29

Total return(d)	12.01%	(9.29)%

Net assets, end of period (in 000s)	$197,684	$185,028

Ratio of net expenses to average net assets(e)(f)	0.18%	0.19%

Ratio of total expenses to average net assets(e)(f)	0.22%	0.22%

Ratio of net investment income to average net assets(c)(f)	1.14%	2.48%

Portfolio turnover rate(g)	58%	32%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.17		$13.70	$12.09	$11.56	$12.03	$12.08

Net investment income(a)(b)	0.03		0.13	0.18	0.09	0.23	0.16

Net realized and unrealized gain (loss)	1.38		(1.37)	1.73	0.54	(0.31)	0.07

Total from investment operations	1.41		(1.24)	1.91	0.63	(0.08)	0.23

Distributions to shareholders from net investment income	(0.03)		(0.29)	(0.30)	(0.10)	(0.39)	(0.28)

Net asset value, end of period	$13.55		$12.17	$13.70	$12.09	$11.56	$12.03

Total return(c)	11.62%		(9.10)%	15.83%	5.40%	(0.69)%	1.97%

Net assets, end of period (in 000s)	$4,799		$4,251	$5,441	$2,659	$2,330	$2,438

Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.87	%(e)	0.86%	0.88%	0.89%	0.88%	0.88%

Ratio of net investment income to average net assets(b)	0.49	%(e)	1.00%	1.35%	0.75%	1.89%	1.27%

Portfolio turnover rate(f)	58%		32%	81%	67%	40%	35%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$12.29		$13.85	$12.20	$11.66	$12.42

Net investment income(b)(c)	0.08		0.36	0.30	0.17	0.26

Net realized and unrealized gain (loss)	1.39		(1.54)	1.73	0.54	(0.62)

Total from investment operations	1.47		(1.18)	2.03	0.71	(0.36)

Distributions to shareholders from net investment income	(0.07)		(0.38)	(0.38)	(0.17)	(0.40)

Net asset value, end of period	$13.69		$12.29	$13.85	$12.20	$11.66

Total return(d)	12.01%		(8.61)%	16.71%	6.07%	(2.87)%

Net assets, end of period (in 000s)	$7,448		$6,331	$84	$10	$10

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.19%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.22	%(f)	0.22%	0.22%	0.23%	0.21	%(f)

Ratio of net investment income to average net assets(c)	1.15	%(f)	2.67%	2.21%	1.43%	5.04	%(f)

Portfolio turnover rate(g)	58%		32%	81%	67%	40%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.73		$15.83	$13.39	$12.70	$12.91	$12.89

Net investment income(a)(b)	0.04		0.19	0.15	0.11	0.15	0.19

Net realized and unrealized gain (loss)	1.86		(1.93)	2.67	0.70	(0.16)	0.12

Total from investment operations	1.90		(1.74)	2.82	0.81	(0.01)	0.31

Distributions to shareholders from net investment income	—		(0.36)	(0.38)	(0.12)	(0.20)	(0.29)

Net asset value, end of period	$15.63		$13.73	$15.83	$13.39	$12.70	$12.91

Total return(c)	13.84%		(10.98)%	21.02%	6.38%	(0.08)%	2.36%

Net assets, end of period (in 000s)	$334,622		$308,475	$316,078	$301,331	$336,880	$385,409

Ratio of net expenses to average net assets(d)	0.58	%(e)	0.59%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.63	%(e)	0.62%	0.63%	0.65%	0.64%	0.64%

Ratio of net investment income to average net assets(b)	0.49	%(e)	1.19%	1.00%	0.83%	1.15%	1.46%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.98		$15.81	$13.37	$12.68	$12.88	$12.85

Net investment income (loss)(a)(b)	(0.02)		(0.03)	0.03	0.01	0.05	0.07

Net realized and unrealized gain (loss)	1.89		(1.80)	2.66	0.70	(0.15)	0.13

Total from investment operations	1.87		(1.83)	2.69	0.71	(0.10)	0.20

Distributions to shareholders from net investment income	—		—	(0.25)	(0.02)	(0.10)	(0.17)

Net asset value, end of period	$15.85		$13.98	$15.81	$13.37	$12.68	$12.88

Total return(c)	13.38%		(11.58)%	20.08%	5.57%	(0.82)%	1.59%

Net assets, end of period (in 000s)	$31,973		$36,201	$126,894	$144,292	$161,733	$190,125

Ratio of net expenses to average net assets(d)	1.33	%(e)	1.34%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.38	%(e)	1.37%	1.38%	1.40%	1.39%	1.39%

Ratio of net investment income (loss) to average net assets(b)	(0.31	)%(e)	(0.20)%	0.18%	0.08%	0.39%	0.57%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.72		$15.81	$13.37	$12.69	$12.90	$12.88

Net investment income(a)(b)	0.06		0.19	0.22	0.17	0.22	0.24

Net realized and unrealized gain (loss)	1.85		(1.87)	2.66	0.69	(0.17)	0.12

Total from investment operations	1.91		(1.68)	2.88	0.86	0.05	0.36

Distributions to shareholders from net investment income	—		(0.41)	(0.44)	(0.18)	(0.26)	(0.34)

Net asset value, end of period	$15.63		$13.72	$15.81	$13.37	$12.69	$12.90

Total return(c)	14.00%		(10.65)%	21.53%	6.76%	0.35%	2.76%

Net assets, end of period (in 000s)	$229,166		$247,863	$455,902	$335,237	$303,237	$267,677

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.20%	0.20%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.24	%(e)	0.23%	0.24%	0.25%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	0.87	%(e)	1.22%	1.46%	1.33%	1.68%	1.84%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.69		$15.77	$13.35	$12.67	$12.88	$12.84

Net investment income(a)(b)	0.03		0.15	0.15	0.10	0.14	0.15

Net realized and unrealized gain (loss)	1.85		(1.90)	2.64	0.69	(0.16)	0.15

Total from investment operations	1.88		(1.75)	2.79	0.79	(0.02)	0.30

Distributions to shareholders from net investment income	—		(0.33)	(0.37)	(0.11)	(0.19)	(0.26)

Net asset value, end of period	$15.57		$13.69	$15.77	$13.35	$12.67	$12.88

Total return(c)	13.73%		(11.06)%	20.88%	6.26%	(0.17)%	2.32%

Net assets, end of period (in 000s)	$2,218		$2,252	$2,888	$2,237	$2,135	$2,509

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.70%	0.70%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.74	%(e)	0.73%	0.74%	0.75%	0.74%	0.74%

Ratio of net investment income to average net assets(b)	0.36	%(e)	0.96%	1.00%	0.81%	1.09%	1.11%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.53		$15.59	$13.20	$12.52	$12.73	$12.72

Net investment income(a)(b)	0.05		0.18	0.23	0.15	0.19	0.25

Net realized and unrealized gain (loss)	1.83		(1.86)	2.58	0.69	(0.16)	0.08

Total from investment operations	1.88		(1.68)	2.81	0.84	0.03	0.33

Distributions to shareholders from net investment income	—		(0.38)	(0.42)	(0.16)	(0.24)	(0.32)

Net asset value, end of period	$15.41		$13.53	$15.59	$13.20	$12.52	$12.73

Total return(c)	13.90%		(10.74)%	21.30%	6.70%	0.20%	2.58%

Net assets, end of period (in 000s)	$7,058		$6,477	$8,008	$4,352	$4,114	$4,496

Ratio of net expenses to average net assets(d)	0.33	%(e)	0.33%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.38	%(e)	0.37%	0.39%	0.40%	0.39%	0.39%

Ratio of net investment income to average net assets(b)	0.75	%(e)	1.14%	1.54%	1.18%	1.50%	1.92%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$13.72	$15.96

Net investment income(b)(c)	0.07	0.28

Net realized and unrealized gain (loss)	1.85	(2.10)

Total from investment operations	1.92	(1.82)

Distributions to shareholders from net investment income	—	(0.42)

Net asset value, end of period	$15.64	$13.72

Total return(d)	13.99%	(11.39)%

Net assets, end of period (in 000s)	$167,295	$148,866

Ratio of net expenses to average net assets(e)(f)	0.18%	0.19%

Ratio of total expenses to average net assets(e)(f)	0.23%	0.22%

Ratio of net investment income to average net assets(c)(f)	0.90%	2.56%

Portfolio turnover rate(g)	66%	29%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.37		$15.42	$13.08	$12.41	$12.62	$12.59

Net investment income(a)(b)	0.02		0.14	0.16	0.08	0.12	0.11

Net realized and unrealized gain (loss)	1.81		(1.87)	2.54	0.69	(0.16)	0.15

Total from investment operations	1.83		(1.73)	2.70	0.77	(0.04)	0.26

Distributions to shareholders from net investment income	—		(0.32)	(0.36)	(0.10)	(0.17)	(0.23)

Net asset value, end of period	$15.20		$13.37	$15.42	$13.08	$12.41	$12.62

Total return(c)	13.69%		(11.18)%	20.67%	6.16%	(0.31)%	2.06%

Net assets, end of period (in 000s)	$6,286		$5,475	$6,334	$2,548	$2,323	$2,461

Ratio of net expenses to average net assets(d)	0.83	%(e)	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.88	%(e)	0.87%	0.89%	0.90%	0.89%	0.89%

Ratio of net investment income to average net assets(b)	0.25	%(e)	0.90%	1.06%	0.65%	0.95%	0.84%

Portfolio turnover rate(f)	66%		29%	85%	59%	38%	26%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$13.72		$15.81	$13.37	$12.68	$13.44

Net investment income(b)(c)	0.07		0.39	0.17	0.17	0.18

Net realized and unrealized gain (loss)	1.85		(2.06)	2.71	0.70	(0.68)

Total from investment operations	1.92		(1.67)	2.88	0.87	(0.50)

Distributions to shareholders from net investment income	—		(0.42)	(0.44)	(0.18)	(0.26)

Net asset value, end of period	$15.64		$13.72	$15.81	$13.37	$12.68

Total return(d)	13.99%		(10.55)%	21.51%	6.76%	(3.66)%

Net assets, end of period (in 000s)	$7,206		$6,603	$964	$10	$10

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.19%	0.18%	0.19%	0.21	%(f)

Ratio of total expenses to average net assets(e)	0.23	%(f)	0.22%	0.23%	0.25%	0.25	%(f)

Ratio of net investment income to average net assets(c)	0.89	%(f)	2.54%	1.12%	1.33%	3.22	%(f)

Portfolio turnover rate(g)	66%		29%	85%	59%	38%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.38		$8.45	$7.64	$7.45	$7.89	$8.16

Net investment income(a)(b)	0.10		0.19	0.20	0.20	0.19	0.21

Net realized and unrealized gain (loss)	0.85		(1.06)	0.88	0.24	(0.44)	(0.23)

Total from investment operations	0.95		(0.87)	1.08	0.44	(0.25)	(0.02)

Distributions to shareholders from net investment income	(0.10)		(0.20)	(0.27)	(0.25)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.10)		(0.20)	(0.27)	(0.25)	(0.19)	(0.25)

Net asset value, end of period	$8.23		$7.38	$8.45	$7.64	$7.45	$7.89

Total return(d)	12.85%		(10.39)%	14.28%	5.92%	(3.24)%	(0.28)%

Net assets, end of period (in 000s)	$47,568		$39,384	$53,090	$84,529	$118,345	$177,204

Ratio of net expenses to average net assets(e)	0.56	%(f)	0.56%	0.57%	0.57%	0.57%	0.58%

Ratio of total expenses to average net assets(e)	0.63	%(f)	0.61%	0.61%	0.61%	0.60%	0.60%

Ratio of net investment income to average net assets(b)	2.42	%(f)	2.35%	2.42%	2.62%	2.43%	2.50%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.34		$8.40	$7.60	$7.41	$7.84	$8.12

Net investment income(a)(b)	0.06		0.12	0.14	0.15	0.13	0.15

Net realized and unrealized gain (loss)	0.86		(1.04)	0.87	0.23	(0.43)	(0.24)

Total from investment operations	0.92		(0.92)	1.01	0.38	(0.30)	(0.09)

Distributions to shareholders from net investment income	(0.06)		(0.14)	(0.21)	(0.19)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.06)		(0.14)	(0.21)	(0.19)	(0.13)	(0.19)

Net asset value, end of period	$8.20		$7.34	$8.40	$7.60	$7.41	$7.84

Total return(d)	12.54%		(11.07)%	13.37%	5.17%	(3.89)%	(1.16)%

Net assets, end of period (in 000s)	$21,072		$28,041	$44,710	$53,575	$68,765	$102,605

Ratio of net expenses to average net assets(e)	1.31	%(f)	1.31%	1.32%	1.32%	1.32%	1.33%

Ratio of total expenses to average net assets(e)	1.38	%(f)	1.36%	1.36%	1.36%	1.35%	1.35%

Ratio of net investment income to average net assets(b)	1.46	%(f)	1.53%	1.78%	1.94%	1.66%	1.79%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.36		$8.43	$7.62	$7.43	$7.87	$8.15

Net investment income(a)(b)	0.11		0.21	0.24	0.23	0.23	0.25

Net realized and unrealized gain (loss)	0.85		(1.05)	0.88	0.24	(0.45)	(0.24)

Total from investment operations	0.96		(0.84)	1.12	0.47	(0.22)	0.01

Distributions to shareholders from net investment income	(0.11)		(0.23)	(0.31)	(0.28)	(0.22)	(0.25)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.11)		(0.23)	(0.31)	(0.28)	(0.22)	(0.29)

Net asset value, end of period	$8.21		$7.36	$8.43	$7.62	$7.43	$7.87

Total return(d)	13.08%		(10.06)%	14.80%	6.38%	(2.84)%	—	%(c)

Net assets, end of period (in 000s)	$222,078		$260,987	$488,118	$509,681	$655,268	$833,657

Ratio of net expenses to average net assets(e)	0.17	%(f)	0.17%	0.17%	0.17%	0.17%	0.18%

Ratio of total expenses to average net assets(e)	0.24	%(f)	0.22%	0.22%	0.21%	0.20%	0.20%

Ratio of net investment income to average net assets(b)	2.68	%(f)	2.62%	2.96%	3.08%	2.85%	2.97%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.37		$8.43	$7.63	$7.43	$7.84	$8.12

Net investment income(a)(b)	0.09		0.18	0.20	0.18	0.14	0.19

Net realized and unrealized gain (loss)	0.85		(1.05)	0.86	0.26	(0.40)	(0.22)

Total from investment operations	0.94		(0.87)	1.06	0.44	(0.26)	(0.03)

Distributions to shareholders from net investment income	(0.09)		(0.19)	(0.26)	(0.24)	(0.15)	(0.21)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.09)		(0.19)	(0.26)	(0.24)	(0.15)	(0.25)

Net asset value, end of period	$8.22		$7.37	$8.43	$7.63	$7.43	$7.84

Total return(d)	12.79%		(10.41)%	14.06%	5.92%	(3.32)%	(0.39)%

Net assets, end of period (in 000s)	$252		$243	$350	$408	$988	$14,085

Ratio of net expenses to average net assets(e)	0.67	%(f)	0.67%	0.67%	0.67%	0.67%	0.68%

Ratio of total expenses to average net assets(e)	0.74	%(f)	0.72%	0.72%	0.71%	0.70%	0.70%

Ratio of net investment income to average net assets(b)	2.24	%(f)	2.20%	2.41%	2.40%	1.81%	2.30%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges(if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.36		$8.43	$7.62	$7.43	$7.87	$8.15

Net investment income(a)(b)	0.10		0.20	0.22	0.23	0.21	0.23

Net realized and unrealized gain (loss)	0.87		(1.05)	0.88	0.23	(0.44)	(0.24)

Total from investment operations	0.97		(0.85)	1.10	0.46	(0.23)	(0.01)

Distributions to shareholders from net investment income	(0.11)		(0.22)	(0.29)	(0.27)	(0.21)	(0.23)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.11)		(0.22)	(0.29)	(0.27)	(0.21)	(0.27)

Net asset value, end of period	$8.22		$7.36	$8.43	$7.62	$7.43	$7.87

Total return(d)	13.14%		(10.19)%	14.62%	6.22%	(2.99)%	(0.15)%

Net assets, end of period (in 000s)	$20,203		$27,782	$46,011	$58,740	$67,547	$86,018

Ratio of net expenses to average net assets(e)	0.31	%(f)	0.31%	0.32%	0.32%	0.32%	0.33%

Ratio of total expenses to average net assets(e)	0.38	%(f)	0.36%	0.36%	0.36%	0.35%	0.35%

Ratio of net investment income to average net assets(b)	2.52	%(f)	2.53%	2.74%	3.02%	2.69%	2.78%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$7.37	$8.37

Net investment income(b)(c)	0.11	0.20

Net realized and unrealized gain (loss)	0.85	(1.01)

Total from investment operations	0.96	(0.81)

Distributions to shareholders from net investment income	(0.11)	(0.19)

Total distributions	(0.11)	—

Net asset value, end of period	$8.22	$7.37

Total return(d)	13.07%	(9.76)%

Net assets, end of period (in 000s)	$3,268	$2,902

Ratio of net expenses to average net assets(e)(f)	0.16%	0.16%

Ratio of total expenses to average net assets(e)(f)	0.23%	0.22%

Ratio of net investment income to average net assets(c)(f)	2.77%	3.51%

Portfolio turnover rate(g)	3%	17%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.35		$8.41	$7.61	$7.42	$7.86	$8.13

Net investment income(a)(b)	0.08		0.17	0.19	0.19	0.18	0.18

Net realized and unrealized gain (loss)	0.85		(1.05)	0.86	0.23	(0.45)	(0.22)

Total from investment operations	0.93		(0.88)	1.05	0.42	(0.27)	(0.04)

Distributions to shareholders from net investment income	(0.08)		(0.18)	(0.25)	(0.23)	(0.17)	(0.19)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)

Distributions to shareholders from return of capital	—		—	—	0.00 (c)	—	—

Total distributions	(0.08)		(0.18)	(0.25)	(0.23)	(0.17)	(0.23)

Net asset value, end of period	$8.20		$7.35	$8.41	$7.61	$7.42	$7.86

Total return(d)	12.74%		(10.56)%	13.94%	5.71%	(3.49)%	(0.54)%

Net assets, end of period (in 000s)	$1,118		$1,955	$2,645	$2,788	$3,119	$3,495

Ratio of net expenses to average net assets(e)	0.81	%(f)	0.81%	0.82%	0.82%	0.82%	0.83%

Ratio of total expenses to average net assets(e)	0.88	%(f)	0.86%	0.86%	0.86%	0.85%	0.85%

Ratio of net investment income to average net assets(b)	2.05	%(f)	2.09%	2.33%	2.49%	2.24%	2.23%

Portfolio turnover rate(g)	3%		17%	57%	22%	22%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$7.36		$8.43	$7.63	$7.44	$7.91

Net investment income(b)(c)	0.11		0.23	0.25	0.63	0.11

Net realized and unrealized gain (loss)	0.86		(1.07)	0.86	(0.15)	(0.46)

Total from investment operations	0.97		(0.84)	1.11	0.48	(0.35)

Distributions to shareholders from net investment income	(0.11)		(0.23)	(0.31)	(0.28)	(0.12)

Distributions to shareholders from return of capital	—		—	—	(0.01)	—

Total distributions	(0.11)		(0.23)	(0.31)	(0.29)	(0.12)

Net asset value, end of period	$8.22		$7.36	$8.43	$7.63	$7.44

Total return(d)	13.22%		(10.04)%	14.66%	6.40%	(4.43)%

Net assets, end of period (in 000s)	$48,367		$44,046	$40,326	$33,805	$10

Ratio of net expenses to average net assets(e)	0.16	%(f)	0.16%	0.16%	0.15%	0.15	%(f)

Ratio of total expenses to average net assets(e)	0.23	%(f)	0.22%	0.20%	0.17%	0.18	%(f)

Ratio of net investment income to average net assets(c)	2.76	%(f)	2.88%	3.09%	8.15%	3.58	%(f)

Portfolio turnover rate(g)	3%		17%	57%	22%	22%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, Investor, P, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Portfolios may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

BALANCED STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$50,592,546	$—	$—

Equity	153,333,182	—	—

Exchange Traded Funds	105,211,219	—	—

Fixed Income	187,715,894	—	—

Investment Companies	4,408,283	—	—

Total	$501,261,124	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$16,043	$—

Futures Contracts(a)	437,756	—	—

Options Purchased	3,242,037	291,518	—

Total	$3,679,793	$307,561	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(63,117)	$—

Futures Contracts	(1,890,666)	—	—

Total	$(1,890,666)	$(63,117)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$70,428,964	$—	$—

Equity	372,140,313	—	—

Exchange Traded Funds	251,904,581	—	—

Fixed Income	172,974,507	—	—

Total	$867,448,365	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$6,501	$—

Futures Contracts(a)	769,165	—	—

Options Purchased	6,398,112	587,190	—

Total	$7,167,277	$593,691	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(129,344)	$—

Futures Contracts(a)	(4,144,162)	—	—

Written Option Contracts	—	(2,895)	—

Total	$(4,144,162)	$(132,239)	$—

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$46,481,271	$—	$—

Equity	405,414,869	—	—

Exchange Traded Funds	268,039,233	—	—

Fixed Income	40,275,987	—	—

Investment Companies	1,102,513	—	—

Total	$761,313,873	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,038	$—

Futures Contracts(a)	682,603	—	—

Options Purchased	6,334,200	587,190	—

Total	$7,016,803	$591,228	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(100,974)	$—

Futures Contracts	(3,804,519)	—	—

Total	$(3,804,519)	$(100,974)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds
Equity	$198,308,547	$—	$—

Exchange Traded Funds	16,014,954	—	—

Fixed Income	146,396,746	—	—

Total	$360,720,247	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$3,242,037		Variation margin on future contracts	$(1,890,666)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	16,043		Payable for unrealized loss on forward foreign currency contracts	(63,117)
Equity	Variation margin on future contracts; Purchased options, at value	729,274	(a)	—	—
Total		$3,987,354			$(1,953,783)

Growth and Income Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$6,398,112		Variation margin on future contracts	$(4,144,162)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,501		Payable for unrealized loss on forward foreign currency contracts	(129,344)
Equity	Variation margin on future contracts; Purchased options, at value	1,356,355	(a)	Written options, at value	(2,895)
Total		$7,760,968			$(4,276,401)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$6,334,200		Variation margin on future contracts	$(3,804,519)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,038		Payable for unrealized loss on forward foreign currency contracts	(100,974)
Equity	Variation margin on future contracts; Purchased options, at value	1,269,793	(a)	—	—
Total		$7,608,031			$(3,905,493)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$1,978,201	$(1,507,368)	820
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	2,125,623	1,187,046	216
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	415,970	142,075	14
Total		$4,519,794	$(178,247)	1,050

Growth and Income Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from purchased options and futures contracts/Net change in unrealized gain (loss) on purchased options and futures contracts	$(1,704,082)	$(4,199,664)	1,819
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	10,176,679	2,402,432	357
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	967,369	244,670	14
Total		$9,439,966	$(1,552,562)	2,190

(a)	Average number of contracts is based on the average of month end balances for the six months period ended June 30, 2019.

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy Portfolio
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	$5,954,977	$(4,670,970)	1,800
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	5,386,308	1,743,187	316
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	942,688	188,198	21
Total		$12,283,973	$(2,739,585)	2,137

(a)	Average number of contracts is based on the average of month end balances for the six months period ended June 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Portfolio, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plans Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$2,362	$164
Growth and Income Strategy	7,848	393
Growth Strategy	9,094	541
Satellite Strategies	413	4

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each Portfolio, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Portfolios, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$511	$157,742	$158,253
Growth and Income Strategy	1,119	172,948	174,067
Growth Strategy	1,541	176,758	178,299
Satellite Strategies	317	135,582	135,899

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of June 30, 2019, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Portfolios did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

G.  Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2019 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$11,596	$—	$(12,235)	$(11)	$650	$—	—	$266
Goldman Sachs Access Investment Grade Corporate Bond ETF	24,292	25,300	—	—	3,087	52,679	1,025	452
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	5,418	—	(5,645)	(38)	265	—	—	34
Goldman Sachs ActiveBeta International Equity ETF	13,872	—	(15,297)	(1,438)	2,863	—	—	65
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	19,751	28,914	(985)	(23)	4,875	52,532	894	358
Goldman Sachs Alternative Premia Fund	7,420	2,500	—	—	31	9,951	1,222	—
Goldman Sachs Dynamic Global Equity Fund	—	83,500	(1,500)	57	3,273	85,330	4,475	—
Goldman Sachs Emerging Markets Debt Fund	36,430	2,138	(30,100)	(1,675)	4,308	11,101	888	637
Goldman Sachs Emerging Markets Equity Insights Fund	29,750	—	(13,500)	(1,535)	3,744	18,459	1,929	—
Goldman Sachs Global Income Fund	99,691	53,550	(1,000)	(90)	7,713	159,864	12,499	1,250
Goldman Sachs Global Infrastructure Fund	9,764	145	(1,900)	58	1,893	9,960	853	146
Goldman Sachs Global Real Estate Securities Fund	12,472	94	(5,000)	264	1,407	9,237	823	95
Goldman Sachs High Yield Floating Rate Fund	—	6,544	—	—	(48)	6,496	691	45
Goldman Sachs High Yield Fund	11,425	301	(7,500)	(327)	1,090	4,989	778	301
Goldman Sachs International Equity Insights Fund	27,456	2,750	(9,750)	(1,163)	4,379	23,672	1,885	—

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs International Small Cap Insights Fund	$5,012	$1,000	$—	$—	$663	$6,675	581	$—
Goldman Sachs Large Cap Growth Insights Fund	11,564	—	(13,333)	712	1,057	—	—	—
Goldman Sachs Large Cap Value Insights	10,521	1,058	(12,724)	271	874	—	—	58
Goldman Sachs Local Emerging Markets Debt Fund	17,850	1,393	(14,500)	(3,633)	4,156	5,266	873	393
Goldman Sachs Managed Futures Strategy Fund	16,123	1,501	(2,900)	(106)	973	15,591	1,442	—
Goldman Sachs Small Cap Equity Insights Fund	8,030	—	(9,228)	(110)	1,308	—	—	—
Goldman Sachs Tactical Exposure Fund	35,782	1,501	(38,399)	(2,294)	3,410	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	25,000	—	—	51	25,051	2,551	—

Total	$414,219	$237,189	$(195,496)	$(11,081)	$52,022	$496,853		$4,100

Growth and Income Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 06/30/2019	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$9,530	$—	$(10,055)	$(9)	$534	$—	—	$219
Goldman Sachs Access Investment Grade Corporate Bond ETF	17,107	42,528	—	—	3,037	62,672	1,219	364
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	22,611	—	(23,557)	626	320	—	—	142
Goldman Sachs ActiveBeta International Equity ETF	43,942	—	(48,507)	(2,378)	6,943	—	—	206
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	63,566	118,132	(8,039)	644	14,930	189,233	3,220	1,204
Goldman Sachs Alternative Premia Fund	21,471	—	(8,000)	(3,010)	3,191	13,652	1,677	—
Goldman Sachs Dynamic Global Equity Fund	—	195,000	—	—	7,651	202,651	10,627	—
Goldman Sachs Emerging Markets Debt Fund	41,867	893	(20,000)	(1,481)	4,903	26,182	2,095	893
Goldman Sachs Emerging Markets Equity Insights Fund	77,521	—	(36,300)	(3,000)	9,117	47,338	4,946	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 06/30/2019	Dividend Income
Goldman Sachs Global Income Fund	$68,630	$47,472	$(1,500)	$17	$5,402	$120,021	9,384	$872
Goldman Sachs Global Infrastructure Fund	27,798	306	(15,000)	855	4,379	18,338	1,570	306
Goldman Sachs Global Real Estate Securities Fund	32,903	182	(20,500)	1,111	3,049	16,745	1,492	182
Goldman Sachs High Yield Floating Rate Fund	—	8,558	—	—	(63)	8,495	904	58
Goldman Sachs High Yield Fund	8,787	266	(1,000)	(48)	689	8,694	1,356	266
Goldman Sachs International Equity Insights Fund	90,373	14,500	(39,500)	(4,285)	14,269	75,357	6,000	—
Goldman Sachs International Small Cap Insights Fund	11,716	4,500	(6,100)	(214)	1,809	11,711	1,019	—
Goldman Sachs Large Cap Growth Insights Fund	52,189	—	(60,170)	4,557	3,424	—	—	—
Goldman Sachs Large Cap Value Insights Fund	51,721	259	(57,045)	4,013	1,052	—	—	259
Goldman Sachs Local Emerging Markets Debt Fund	17,429	389	(9,000)	(1,245)	2,010	9,583	1,589	389
Goldman Sachs Managed Futures Strategy Fund	22,411	2,100	(4,000)	(150)	1,344	21,705	2,008	—
Goldman Sachs Small Cap Equity Insights Fund	19,153	—	(21,876)	1,241	1,481	—	—	—
Goldman Sachs Tactical Exposure Fund	67,205	—	(69,270)	(4,337)	6,402	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	35,000	—	—	71	35,071	3,571	—

Total	$767,930	$470,087	$(459,419)	$(7,093)	$95,944	$867,448		$5,360

Growth Strategy Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs Access High Yield Corporate Bond ETF	$7,593	$—	$(8,012)	$(7)	$426	$—	—	$175
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	35,887	—	(37,520)	911	722	—	—	212

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs ActiveBeta International Equity ETF	$43,181	$—	$(47,671)	$(3,626)	$8,116	$—	—	$202
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	61,147	169,290	(10,805)	(62)	18,682	238,252	4,054	1,534
Goldman Sachs Alternative Premia Fund	9,368	—	—	—	58	9,426	1,158	—
Goldman Sachs Dynamic Global Equity Fund	—	209,001	(3,500)	132	8,068	213,701	11,206	—
Goldman Sachs Emerging Markets Debt Fund	15,408	6,908	—	—	1,706	24,022	1,922	408
Goldman Sachs Emerging Markets Equity Insights Fund	101,548	—	(57,001)	(2,838)	11,024	52,733	5,510	—
Goldman Sachs Global Infrastructure Fund	20,427	260	(8,000)	465	3,490	16,642	1,425	260
Goldman Sachs Global Real Estate Securities Fund	54,001	206	(45,500)	2,691	4,025	15,423	1,375	206
Goldman Sachs High Yield Fund	5,997	1,496	—	—	459	7,952	1,240	196
Goldman Sachs International Equity Insights Fund	93,371	25,300	(36,200)	(3,318)	13,615	92,768	7,386	—
Goldman Sachs International Small Cap Insights Fund	23,977	3,000	(15,500)	(1,104)	3,775	14,148	1,231	—
Goldman Sachs Large Cap Growth Insights Fund	53,918	—	(62,041)	5,204	2,919	—	—	—
Goldman Sachs Access Investment Grade Corporate Bond ETF	—	28,579	—	—	1,208	29,787	579	133
Goldman Sachs Large Cap Value Insights Fund	53,247	2,573	(60,924)	5,650	(546)	—	—	274
Goldman Sachs Local Emerging Markets Debt Fund	6,569	1,173	—	—	559	8,301	1,377	173
Goldman Sachs Managed Futures Strategy Fund	9,411	4,000	—	—	598	14,009	1,296	—
Goldman Sachs Small Cap Equity Insights Fund	39,242	—	(44,424)	1,951	3,231	—	—	—
Goldman Sachs Tactical Exposure Fund	59,463	—	(61,303)	(3,824)	5,664	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	23,000	—	—	47	23,047	2,347	—

Total	$693,755	$474,786	$(498,401)	$2,225	$87,846	$760,211		$3,773

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio
Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$17,132	$—	$(2,716)	$150	$1,448	$16,015	487	$210
Goldman Sachs Emerging Markets Debt Fund	69,814	1,544	(15,250)	(950)	7,275	62,433	4,995	1,544
Goldman Sachs Emerging Markets Equity Fund	18,894	—	(4,400)	1,013	1,814	17,321	806	—
Goldman Sachs Emerging Markets Equity Insights Fund	29,821	1,000	(10,450)	(1,197)	3,812	22,987	2,402	—
Goldman Sachs Global Infrastructure Fund	54,718	733	(16,100)	782	9,737	49,870	4,270	737
Goldman Sachs Global Real Estate Securities Fund	70,734	652	(18,050)	1,145	8,784	63,266	5,639	652
Goldman Sachs High Yield Floating Rate Fund	24,447	655	(3,750)	(110)	861	22,103	2,351	655
Goldman Sachs High Yield Fund	46,861	1,350	(9,350)	70	3,335	42,266	6,593	1,349
Goldman Sachs International Small Cap Insights Fund	48,916	—	(13,900)	834	5,011	40,861	3,556	—
Goldman Sachs Local Emerging Markets Debt Fund	20,840	509	(3,200)	(219)	1,671	19,598	3,250	506
Goldman Sachs MLP Energy Infrastructure Fund	—	4,074	—	—	(74)	4,000	596	74

Total	$402,177	$10,517	$(97,166)	$1,518	$43,674	$360,720		$5,727

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended June 30, 2019 (in thousands):

Fund	Beginning Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Ending Value as of 06/30/2019	Shares as of 06/30/2019	Dividend Income from Affiliated Investment Companies
Balanced Strategy Portfolio	$35,521	$66,342	$(97,454)	$4,408	4,408	$270
Growth and Income Portfolio	62,091	100,473	(162,564)	—	—	507
Growth Strategy Portfolio	42,035	151,189	(192,121)	1,103	1,103	440
Satellite Strategies Portfolio	—	3,412	(3,412)	—	—	—

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were:

Portfolio	Purchases	Sales
Balanced Strategy	$242,879,201	$203,829,301
Growth and Income Strategy	482,482,483	479,526,088
Growth Strategy	489,026,129	524,046,826
Satellite Strategies	10,517,331	97,165,842

7. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2018, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:
Perpetual Long-Term	$—	$—	$—	$(31,506,778)
Total capital loss carryforwards	—	—	—	(31,506,778)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(1,748,950)	$(2,758,751)	$(1,059,221)	$(11,684,932)

As of June 30, 2019, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$496,366,229	$848,670,303	$736,088,407	$323,836,460
Gross unrealized gain	13,989,121	38,705,905	544,099,493	47,969,712
Gross unrealized loss	(9,094,226)	(19,927,843)	(518,874,027)	(11,085,925)
Net unrealized gains (losses) on securities	$4,894,895	$18,778,062	$25,225,466	$36,883,787

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Portfolio’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the

91

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

8. OTHER RISKS (continued)

lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	404,838	$4,453,531	2,197,646	$24,589,063
Reinvestment of distributions	52,917	587,181	386,939	4,120,526
Shares redeemed	(1,103,262)	(12,078,539)	(2,658,006)	(29,846,449)
	(645,507)	(7,037,827)	(73,421)	(1,136,860)
Class C Shares
Shares sold	254,870	2,811,760	240,462	2,684,993
Reinvestment of distributions	2,059	22,756	38,251	403,536
Shares redeemed	(377,157)	(4,145,389)	(2,031,640)	(22,933,030)
	(120,228)	(1,310,873)	(1,752,927)	(19,844,501)
Institutional Shares
Shares sold	5,061,102	54,901,414	10,388,305	116,418,374
Reinvestment of distributions	225,231	2,502,139	1,203,725	12,872,471
Shares redeemed	(3,564,038)	(38,960,612)	(13,926,817)	(157,589,348)
	1,722,295	18,442,941	(2,334,787)	(28,298,503)
Service Shares
Shares sold	2,125	23,875	2,645	29,937
Reinvestment of distributions	58	656	457	4,927
Shares redeemed	(506)	(5,569)	(10,546)	(121,653)
	1,677	18,962	(7,444)	(86,789)
Investor Shares
Shares sold	97,886	1,069,867	65,196	741,730
Reinvestment of distributions	2,070	22,887	12,756	135,812
Shares redeemed	(68,617)	(749,953)	(138,062)	(1,547,523)
	31,339	342,801	(60,110)	(669,981)
Class P Shares(a)
Shares sold	195,402	2,111,345	5,193,575	59,522,441
Reinvestment of distributions	28,675	318,542	180,681	1,925,367
Shares redeemed	(783,184)	(8,531,393)	(1,200,009)	(13,432,058)
	(559,107)	(6,101,506)	4,174,247	48,015,750
Class R Shares
Shares sold	36,498	400,102	87,308	984,981
Reinvestment of distributions	3,613	39,905	30,836	326,107
Shares redeemed	(67,882)	(743,712)	(47,212)	(528,555)
	(27,771)	(303,705)	70,932	782,533
Class R6 Shares
Shares sold	11,657	128,779	174,015	1,884,820
Reinvestment of distributions	543	6,013	3,250	34,518
Shares redeemed	(30,344)	(337,173)	(1,401)	(14,871)
	(18,144)	(202,381)	175,864	1,904,467

NET INCREASE	384,554	$3,848,412	192,354	$666,116

(a) Class	P Shares commenced operations April 17, 2018.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	789,818	$10,491,373	5,497,598	$74,809,186
Reinvestment of distributions	73,265	976,321	522,904	6,573,710
Shares redeemed	(2,021,326)	(26,679,640)	(5,661,411)	(76,161,885)
	(1,158,243)	(15,211,946)	359,091	5,221,011
Class C Shares
Shares sold	74,191	951,044	250,795	3,323,057
Reinvestment of distributions	1,656	21,415	39,846	480,829
Shares redeemed	(676,007)	(8,775,096)	(5,005,325)	(66,486,344)
	(600,160)	(7,802,637)	(4,714,684)	(62,682,458)
Institutional Shares
Shares sold	2,179,298	28,072,799	7,467,092	100,009,197
Reinvestment of distributions	150,340	2,013,941	868,511	11,056,181
Shares redeemed	(4,761,922)	(62,906,239)	(20,518,480)	(279,936,927)
	(2,432,284)	(32,819,499)	(12,182,877)	(168,871,549)
Service Shares
Shares sold	18,153	239,441	5,243	70,792
Reinvestment of distributions	158	2,088	1,372	17,189
Shares redeemed	(23,223)	(302,273)	(27,194)	(363,601)
	(4,912)	(60,744)	(20,579)	(275,620)
Investor Shares
Shares sold	37,256	491,787	446,230	6,143,506
Reinvestment of distributions	2,735	36,354	17,862	225,243
Shares redeemed	(90,293)	(1,181,541)	(387,301)	(5,243,481)
	(50,302)	(653,400)	76,791	1,125,268
Class P Shares(a)
Shares sold	694,981	9,226,048	16,192,301	220,431,246
Reinvestment of distributions	80,715	1,080,922	392,635	4,938,925
Shares redeemed	(1,390,146)	(18,281,632)	(1,528,471)	(20,322,519)
	(614,450)	(7,974,662)	15,056,465	205,047,652
Class R Shares
Shares sold	22,796	294,943	53,422	720,704
Reinvestment of distributions	842	11,103	7,663	95,113
Shares redeemed	(18,820)	(249,477)	(108,804)	(1,466,415)
	4,818	56,569	(47,719)	(650,598)
Class R6 Shares
Shares sold	39,003	520,615	693,914	9,197,718
Reinvestment of distributions	828	11,090	4,727	60,598
Shares redeemed	(10,915)	(143,350)	(189,580)	(2,476,595)
	28,916	388,355	509,061	6,781,721

NET DECREASE	(4,826,617)	$(64,077,964)	(964,451)	$(14,304,573)

(a) Class	P Shares commenced operations April 17, 2018.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	804,283	$12,168,144	5,457,108	$85,119,791
Reinvestment of distributions	—	2	536,108	7,328,587
Shares redeemed	(1,850,122)	(27,757,101)	(3,501,964)	(54,176,334)
	(1,045,839)	(15,588,955)	2,491,252	38,272,044
Class C Shares
Shares sold	76,678	1,165,173	315,405	4,927,115
Shares redeemed	(648,604)	(9,974,869)	(5,749,609)	(89,435,265)
	(571,926)	(8,809,696)	(5,434,204)	(84,508,150)
Institutional Shares
Shares sold	1,954,355	28,412,702	4,218,160	65,347,505
Reinvestment of distributions	—	—	539,651	7,366,237
Shares redeemed	(5,368,646)	(79,365,749)	(15,525,679)	(241,977,726)
	(3,414,291)	(50,953,047)	(10,767,868)	(169,263,984)
Service Shares
Shares sold	2,751	40,962	4,603	71,617
Reinvestment of distributions	—	—	1,152	15,692
Shares redeemed	(24,791)	(368,664)	(24,387)	(388,577)
	(22,040)	(327,702)	(18,632)	(301,268)
Investor Shares
Shares sold	66,519	986,949	468,179	7,354,070
Reinvestment of distributions	—	—	13,196	177,616
Shares redeemed	(87,286)	(1,292,372)	(516,398)	(7,976,243)
	(20,767)	(305,423)	(35,023)	(444,557)
Class P Shares(a)
Shares sold	594,786	8,952,811	11,196,336	175,619,095
Reinvestment of distributions	—	—	323,998	4,422,574
Shares redeemed	(748,919)	(11,281,195)	(672,254)	(10,229,875)
	(154,133)	(2,328,384)	10,848,080	169,811,794
Class R Shares
Shares sold	30,448	445,583	79,803	1,202,162
Reinvestment of distributions	—	—	10,012	133,255
Shares redeemed	(26,239)	(384,776)	(91,115)	(1,334,264)
	4,209	60,807	(1,300)	1,153
Class R6 Shares
Shares sold	39,465	590,849	585,222	9,037,007
Reinvestment of distributions	—	—	9,875	134,789
Shares redeemed	(59,996)	(912,851)	(174,788)	(2,722,462)
	(20,531)	(322,002)	420,309	6,449,334

NET DECREASE	(5,245,318)	$(78,574,402)	(2,497,386)	$(39,983,634)

(a) Class	P Shares commenced operations April 17, 2018.

95

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,046,718	$8,495,703	775,316	$6,211,520
Reinvestment of distributions	62,477	508,792	136,536	1,070,446
Shares redeemed	(668,594)	(5,382,101)	(1,858,316)	(14,871,825)
	440,601	3,622,394	(946,464)	(7,589,859)
Class C Shares
Shares sold	56,856	435,647	108,732	860,438
Reinvestment of distributions	18,209	147,258	66,306	516,448
Shares redeemed	(1,323,785)	(10,656,027)	(1,677,178)	(13,397,814)
	(1,248,720)	(10,073,122)	(1,502,140)	(12,020,928)
Institutional Shares
Shares sold	1,868,593	14,911,586	9,038,271	73,191,893
Reinvestment of distributions	325,930	2,645,748	1,072,443	8,450,493
Shares redeemed	(10,614,832)	(85,364,437)	(32,559,328)	(260,529,664)
	(8,420,309)	(67,807,103)	(22,448,614)	(178,887,278)
Service Shares
Shares sold	936	7,496	2,000	16,157
Reinvestment of distributions	235	1,912	589	4,601
Shares redeemed	(3,569)	(28,340)	(11,141)	(88,919)
	(2,398)	(18,932)	(8,552)	(68,161)
Investor Shares
Shares sold	216,015	1,725,242	693,460	5,638,032
Reinvestment of distributions	39,767	322,179	125,164	982,010
Shares redeemed	(1,570,248)	(12,663,221)	(2,502,665)	(20,029,009)
	(1,314,466)	(10,615,800)	(1,684,041)	(13,408,967)
Class P Shares(a)
Shares sold	1,973	16,000	425,652	3,516,016
Reinvestment of distributions	5,407	43,953	10,075	77,948
Shares redeemed	(3,824)	(31,060)	(41,981)	(324,521)
	3,556	28,893	393,746	3,269,443
Class R Shares
Shares sold	8,894	70,496	34,396	275,361
Reinvestment of distributions	1,224	9,917	5,838	45,567
Shares redeemed	(139,869)	(1,078,035)	(88,613)	(709,187)
	(129,751)	(997,622)	(48,379)	(388,259)
Class R6 Shares
Shares sold	533,733	4,186,886	4,140,483	34,151,048
Reinvestment of distributions	59,256	481,251	133,463	1,043,879
Shares redeemed	(688,621)	(5,467,475)	(3,073,250)	(24,968,293)
	(95,632)	(799,338)	1,200,696	10,226,634

NET DECREASE	(10,767,119)	$(86,660,630)	(25,043,748)	$(198,867,375)

(a) Class	P Shares commenced operations April 17, 2018.

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Portfolio Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*
Class A
Actual	$1,000.00	$1,102.20		$3.02	$1,000.00	$1,117.40		$3.04	$1,000.00	$1,138.40		$3.08	$1,000.00	$1,128.50		$2.96
Hypothetical 5% return	1,000.00	1,021.92	+	2.91	1,000.00	1,021.92	+	2.91	1,000.00	1,021.92	+	2.91	1,000.00	1,022.02	+	2.81
Class C
Actual	1,000.00	1,097.90		6.92	1,000.00	1,113.70		6.97	1,000.00	1,133.80		7.04	1,000.00	1,125.40		6.90
Hypothetical 5% return	1,000.00	1,018.20	+	6.66	1,000.00	1,018.20	+	6.66	1,000.00	1,018.20	+	6.66	1,000.00	1,018.30	+	6.56
Institutional
Actual	1,000.00	1,104.30		0.99	1,000.00	1,120.80		1.00	1,000.00	1,140.00		1.01	1,000.00	1,130.80		0.90
Hypothetical 5% return	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.95	+	0.85
Service
Actual	1,000.00	1,100.40		3.59	1,000.00	1,117.10		3.62	1,000.00	1,137.30		3.66	1,000.00	1,127.90		3.53
Hypothetical 5% return	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.47	+	3.36
Investor
Actual	1,000.00	1,102.90		1.72	1,000.00	1,119.40		1.73	1,000.00	1,139.00		1.75	1,000.00	1,131.40		1.64
Hypothetical 5% return	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.16	+	1.66	1,000.00	1,023.26	+	1.56
Class P
Actual	1,000.00	1,104.30		0.94	1,000.00	1,120.10		0.95	1,000.00	1,139.90		0.96	1,000.00	1,130.70		0.85
Hypothetical 5% return	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,024.00	+	0.80
Class R
Actual	1,000.00	1,101.30		4.32	1,000.00	1,116.20		4.36	1,000.00	1,136.90		4.40	1,000.00	1,127.40		4.27
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.68	+	4.16	1,000.00	1,020.78	+	4.06
Class R6
Actual	1,000.00	1,104.30		0.94	1,000.00	1,120.10		0.95	1,000.00	1,139.90		0.96	1,000.00	1,132.20		0.85
Hypothetical 5% return	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,023.90	+	0.90	1,000.00	1,024.00	+	0.80

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Balanced Strategy	0.58%	1.33%	0.19%	0.69%	0.33%	0.18%	0.83%	0.18%
Growth and Income Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Growth Strategy	0.58	1.33	0.19	0.69	0.33	0.18	0.83	0.18
Satellite Strategies	0.56	1.31	0.17	0.67	0.31	0.16	0.81	0.16

97

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

98

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management team of certain Underlying Funds to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one- and five-year periods, in the third quartile for the three-year period, and the fourth quartile for the ten-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They noted that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Trustees observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They noted that the Satellite Strategies Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

100

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with

101

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2020.

102

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 174986-OTU-1031030 FFSAR-19

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Global Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Global Infrastructure Fund

TABLE OF CONTENTS

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	9

Financial Statements	11

Financial Highlights	14

Notes to Financial Statements	21

Other Information	29

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 22.16%, 21.65%, 22.30%, 22.18%, 22.38%, 21.90% and 22.25%, respectively. These returns compare to the 20.73% cumulative total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	Global equities, including global infrastructure securities, posted double-digit gains during the first quarter of 2019 when the Reporting Period began. The Federal Reserve (“Fed”) commentary provided a supportive background, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a plan to end quantitative tightening, or the shrinking of the Fed’s balance sheet as securities mature, by the end of the 2019 calendar year. The U.S. unemployment rate remained below trend at 3.8% in February 2019, with a steady increase in wages of 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. However, the economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, as fourth quarter 2018 U.S. Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. In Europe, uncertainty surrounding the U.K.’s plan to exit the European Union, also known as Brexit, and trade tensions with the U.S. were headwinds, as Brexit talks extended beyond the U.K.’s original departure date of March 29th and the U.S. Administration threatened import taxes on goods from the European Union. Signs of weakness in European data indicated the pace of economic expansion was slowing, and the 2019 European GDP growth forecast was reduced from 1.7% to 1.1%. The European Central Bank (“ECB”) announced it would hold its deposit rate steady at -0.4% and said it would delay interest rate hikes until 2020. Regarding Japan, slowing global demand and weakening domestic economic growth, coupled with declining inflation, pressured the Bank of Japan to maintain its accommodative monetary policy. As for China, seeming progress in trade discussions with the U.S. was positive for investor risk sentiment overall. In addition, the annual National People’s Congress and Chinese People’s Political Consultative Conference took centerstage, as China’s leaders announced key 2019 economic targets, such as GDP growth of between 6% and 6.5%, and introduced a series of tax cuts to support economic growth. In Australia, the central bank kept interest rates on hold in the face of slowing economic growth and increased downside risks to the global and domestic economic outlooks in spite of a tight labor market and gradually rising inflation.

In the second quarter of 2019, global equities posted a more modest gain. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, investors grew optimistic about a possible U.S.-China trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on

1

PORTFOLIO RESULTS

$300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. During the second calendar quarter, investors kept a close eye on the Fed, which said it might take a more accommodative approach to monetary policy. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019. U.S. economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated but nonfarm payroll data and manufacturing indices falling short of consensus expectations.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated a cumulative total return of 20.73%. Australia and Canada were the best performing markets, while Japan was the only market that recorded negative returns. Among market sectors, all four recorded gains, but energy infrastructure, communications infrastructure and transportation infrastructure each outpaced the Index, while utilities lagged the Index during the Reporting Period.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its underweight position versus the Index in the utilities sector. In addition, a slight overweight in the energy infrastructure sector added to relative returns. The Fund was hampered by its small cash position.

As for security selection, the Fund’s investments in the communications infrastructure and transportation infrastructure sectors contributed positively. No sectors had a negative impact on the Fund’s returns as measured by security selection. Among countries, selection in the U.S. added significantly to the Fund’s relative performance. Its lack of exposure to Japan and its underweight in Hong Kong bolstered results. Conversely, the Fund’s positioning in Australia detracted slightly from relative performance during the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	An underweight position in PG&E and positions in China Gas and SBA Communications were leading positive contributors to the Fund’s relative returns during the Reporting Period.

The Fund’s underweight compared to the Index in PG&E added to its relative performance. Because of the catastrophic California wildfires at the end of 2018, PG&E announced its intent to file for bankruptcy protection, as liabilities, which are widely expected to exceed $30 billion, continued to mount. The company’s chief executive officer stepped down from her position following the announcement, while investigators continued to search for the cause of the destructive fires. By the end of the Reporting Period, we had eliminated the Fund’s position in PG&E stock and redeployed the capital to companies in which we have a greater degree of confidence.

Another notable positive contributor during the Reporting Period was China Gas, which manages city gas pipeline infrastructure and distribution of natural gas and liquefied petroleum gas. After the Fund purchased the stock at the beginning of March 2019, the company reported solid results for its fiscal year 2019. Its rural gas business performed well, and its management shared a strong growth outlook. At the end of the Reporting Period, we believed China Gas may benefit from deliveries of Russia’s natural gas, scheduled to start in the fourth quarter of 2019, which could fuel demand in China’s northeastern region.

The Fund was also helped by an investment in SBA Communications, which operates wireless communication infrastructure in North America, Central America and South America. The company reported strong fourth quarter 2018 and first quarter 2019 results, while modestly raising guidance for 2019. At the end of the Reporting Period, we believed SBA Communications may continue to benefit from improving U.S. site leasing activity and its strong backlog of business, which is driven by stable demand, in our opinion. At the end of the Reporting Period, we maintained a favorable view of the operating environment as well as its management’s commitment to growing the company’s portfolio of assets.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative performance during the Reporting Period were Kinder Morgan, Aeroports de Paris and China Tower.

The Fund was hurt by its underweight in Kinder Morgan, the largest energy infrastructure company in North America. Its shares appreciated during the Reporting Period in line with

[1]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Index.

2

PORTFOLIO RESULTS

the broader crude oil market. The stock also benefited from the company’s 2019 Investor Day during which its management emphasized attractive growth opportunities and shared detailed plans about capital allocation. At the end of the Reporting Period, we maintained the Fund’s underweight position and continued to allocate capital to companies with what we viewed as stronger operating leverage to U.S. production growth.

Aeroports de Paris, an international airport operator headquartered in France, saw its stock price decline after the French government declared that a decision about the company’s potential privatization would be put on hold during a referendum process. At the end of the Reporting Period, we maintained a favorable view of the company given its increased 2019 traffic guidance, along with what we considered to be its solid dividend yield and its management’s continued focus on international growth.

Shares of China Tower, a provider of telecommunication tower infrastructure services, generated a positive return on an absolute basis for the Reporting Period as a whole, but the Fund missed some of the appreciation because it did not purchase shares until May 2019. That said, China Tower reported mixed first quarter 2019 earnings results, missing consensus expectations on revenue growth pressures and due to challenges with the growth of its 5G (fifth generation) network. However, the company’s non-telecommunication business grew. At the end of the Reporting Period, we had a positive view of the company because of its 5G initiatives and its faster than market expected rollout.

Q	Were there any notable purchases or sales during the Reporting Period?

A	In addition to China Tower, mentioned previously, we initiated a position in Infrastrutture Wireless Italiane (“Inwit”) during the Reporting Period. Inwit, a provider of electronic communication infrastructure services, made a deal with Vodafone to merge Italian telecommunications towers, which we expected to boost Inwit’s market position. We think the deal could lead to potential synergies in the 5G and 4G markets, possibly giving Inwit a cost advantage over its competitors. We also have a favorable view on the company’s near-term business plan and digitalization innovations, which could help improve its tenancy ratios, in our opinion.

Conversely, in addition to the sale of PG&E, already mentioned, we eliminated the Fund’s position in Tokyo Gas, a natural gas producer and supplier. The company’s shares were challenged during the Reporting Period, as investors grew concerned about the risk of higher costs in the company’s gas operations and also about the potential of accelerating retail gas switching. Consequently, we decided to exit the Fund’s position in the stock and reallocate the capital to investment ideas about which we had greater conviction and a more favorable outlook.

We sold the Fund’s position in Pinnacle West Capital, an electric utility company. Shares of the company appreciated during the Reporting Period as a result of strong fourth quarter 2018 earnings, positive 2019 guidance and favorable economic growth in the Phoenix, Arizona metropolitan area. When the stock reached our price target, we chose to sell the position and reallocate the proceeds to companies with what we considered higher risk/reward potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund’s exposure to the communications infrastructure sector increased from a relatively neutral position compared to the Index to a slight overweight, mainly because we added investments in telecommunications towers. In utilities, the Fund moved from a rather neutral position to an underweight position, largely due to a reduction in exposure to diversified utility companies and electric utility companies. From a country perspective, compared to the Index, the Fund’s overweight in the U.S. and its underweight in Hong Kong decreased. We increased the Fund’s Italian investments and, as a result, the Fund became overweight in Italy. In addition, during the Reporting Period, the Fund moved from an overweight in Australia to a relatively neutral position versus the Index. Finally, the Fund’s overweight in France increased during the Reporting Period.

3

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the communications infrastructure and transportation infrastructure sectors. It was rather neutral compared to the Index in the energy infrastructure sector and underweight the utilities sector. In geographic terms, the Fund was overweight the U.S., France and Italy and underweight Hong Kong at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed relatively low interest rates and modest economic growth remained a supportive backdrop for global infrastructure securities. The financing environment remained accommodative in most regions, fundamentals with respect to supply and demand were healthy, and we believed the investment attributes of the asset class continued to be viewed favorably by investors, especially relative to fixed income. Consequently, investor demand for global infrastructure securities continued to increase, which, in our view, could be supportive of valuations going forward.

Despite the persistently uncertain and volatile global macro environment, we believe infrastructure companies hold key positions in the global economy and can potentially benefit from their strong business models, which typically feature stable demand, high barriers to entry and regulated or contract-based businesses. We believe the financing environment for global infrastructure companies will likely continue to be accommodative, which is particularly important given the capital-intensive nature of these businesses. As we look ahead, we believe diverging global central bank monetary policies and varying fundamentals at the subsector level may present compelling return opportunities for active managers. Overall, we believe global infrastructure securities may provide investors with possible diversification benefits given their attractive yields and lower volatility relative to the broader equity market and their potential long-term growth potential, inflation hedging opportunities and interest rate resiliency when compared to bonds.

4

FUND BASICS

Global Infrastructure Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)[2]
Class A	22.16%	20.73%
Class C	21.65	20.73
Institutional	22.30	20.73
Investor	22.18	20.73
Class P	22.38	20.73
Class R	21.90	20.73
Class R6	22.25	20.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Since Inception	Inception Date
Class A	6.89%	5.77%	6/27/16
Class C	11.24	6.96	6/27/16
Institutional	13.49	8.19	6/27/16
Investor	13.38	8.03	6/27/16
Class P	13.64	12.41	4/17/18
Class R	12.81	7.48	6/27/16
Class R6	13.53	8.18	6/27/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.49%
Class C	2.10	2.24
Institutional	0.99	1.10
Investor	1.10	1.24
Class P	0.98	1.09
Class R	1.60	1.74
Class R6	0.98	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/19[5]

Holding	% of Net Assets	Line of Business	Country

American Tower Corp.	9.0%	Equity Real Estate Investment Trusts (REITs)	United States
Vinci SA	6.3	Construction & Engineering	France
Enbridge, Inc.	5.9	Oil, Gas & Consumable Fuels	Canada
Crown Castle International Corp.	5.4	Equity Real Estate Investment Trusts (REITs)	United States
TC Energy Corp.	4.9	Oil, Gas & Consumable Fuels	Canada
National Grid PLC	4.7	Multi-Utilities	United Kingdom
Sempra Energy	4.1	Multi-Utilities	United States
The Williams Cos., Inc.	3.7	Oil, Gas & Consumable Fuels	United States
Transurban Group	3.5	Transportation Infrastructure	Australia
Eversource Energy	3.2	Electric Utilities	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of June 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Australia – 4.6%
383,510	Sydney Airport (Transportation Infrastructure)	$2,166,633
667,190	Transurban Group (Transportation Infrastructure)	6,908,355

		9,074,988

Canada – 15.9%
319,750	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	11,549,139
110,474	Fortis, Inc. (Electric Utilities)	4,362,270
154,924	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	5,767,283
194,680	TC Energy Corp. (Oil, Gas & Consumable Fuels)	9,651,121

		31,329,813

China – 1.8%
4,568,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	1,199,886
242,000	ENN Energy Holdings Ltd. (Gas Utilities)	2,355,046

		3,554,932

France – 7.8%
17,470	Aeroports de Paris (Transportation Infrastructure)	3,082,283
120,337	Vinci SA (Construction & Engineering)	12,289,491

		15,371,774

Hong Kong – 3.7%
2,718,000	Beijing Enterprises Water Group Ltd. (Water Utilities)	1,615,445
285,000	China Gas Holdings Ltd. (Gas Utilities)	1,059,061
2,027,011	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,493,692

		7,168,198

Italy – 4.8%
44,928	Atlantia SpA (Transportation Infrastructure)	1,171,558
400,274	Enav SpA(a) (Transportation Infrastructure)	2,271,935
254,621	Infrastrutture Wireless Italiane SpA(a) (Diversified Telecommunication Services)	2,496,409
555,349	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,538,472

		9,478,374

Netherlands* – 0.8%
20,549	InterXion Holding NV (IT Services)	1,563,573

Common Stocks – (continued)
Spain – 4.2%
18,882	Aena SME SA(a) (Transportation Infrastructure)	3,742,467
174,977	Ferrovial SA (Construction & Engineering)	4,479,168

		8,221,635

United Kingdom – 6.2%
865,366	National Grid PLC (Multi-Utilities)	9,203,046
112,885	Severn Trent PLC (Water Utilities)	2,936,678

		12,139,724

United States – 48.5%
86,638	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	17,713,139
53,752	American Water Works Co., Inc. (Water Utilities)	6,235,232
35,622	Atmos Energy Corp. (Gas Utilities)	3,760,258
80,336	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,498,999
25,018	CMS Energy Corp. (Multi-Utilities)	1,448,792
44,120	Consolidated Edison, Inc. (Multi-Utilities)	3,868,442
80,745	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	10,525,111
28,772	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	1,660,720
46,165	Edison International (Electric Utilities)	3,111,983
83,958	Eversource Energy (Electric Utilities)	6,360,658
241,262	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	5,037,551
11,849	NextEra Energy, Inc. (Electric Utilities)	2,427,386
50,361	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	3,465,340
16,211	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	3,644,881
8,198	SemGroup Corp. Class A (Oil, Gas & Consumable Fuels)	98,376
58,174	Sempra Energy (Multi-Utilities)	7,995,435
81,629	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	3,204,755
260,198	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	7,295,952
34,233	Xcel Energy, Inc. (Electric Utilities)	2,036,521

		95,389,531

TOTAL COMMON STOCKS
(Cost $162,444,000)		$193,292,542

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(b) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,375,678	2.308%	$1,375,678
(Cost $1,375,678)

TOTAL INVESTMENTS – 99.0%
(Cost $163,819,678)		$194,668,220

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		1,935,856

NET ASSETS – 100.0%		$196,604,076

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated fund.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $162,444,000)	$193,292,542
Investments of affiliated issuers, at value (cost $1,375,678)	1,375,678
Cash	610,506
Foreign currencies, at value (cost $154,512)	154,931
Receivables:
Investments sold	2,852,008
Dividends	799,122
Reimbursement from investment adviser	25,373
Fund shares sold	6,373
Other assets	47,187
Total assets	199,163,720

Liabilities:

Payables:
Fund shares redeemed	2,285,982
Management fees	146,178
Distribution and Service fees and Transfer Agency fees	7,491
Investments purchased	4,070
Accrued expenses	115,923
Total liabilities	2,559,644

Net Assets:
Paid-in capital	178,364,792
Total distributable earnings (loss)	18,239,284
NET ASSETS	$196,604,076
Net Assets:
Class A	$1,432,211
Class C	2,411,371
Institutional	1,124,470
Investor	637,414
Class P	2,934,046
Class R	31,075
Class R6	188,033,489
Total Net Assets	$196,604,076
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	122,657
Class C	207,315
Institutional	96,039
Investor	54,583
Class P	251,292
Class R	2,660
Class R6	16,093,578
Net asset value, offering and redemption price per share:(a)
Class A	$11.68
Class C	11.63
Institutional	11.71
Investor	11.68
Class P	11.68
Class R	11.68
Class R6	11.68

(a)	Maximum public offering price per share for Class A Shares is $12.36. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $242,556)	$3,404,838

Non-cash dividends—unaffiliated issuers	276,111

Dividends — affiliated issuers	11,013

Total investment income	3,691,962

Expenses:

Management fees	914,747

Professional fees	55,223

Registration fees	45,899

Custody, accounting and administrative services	40,781

Transfer Agency fees(a)	33,398

Printing and mailing costs	18,115

Distribution and Service fees(a)	11,484

Trustee fees	8,127

Other	10,379

Total expenses	1,138,153

Less — expense reductions	(124,585)

Net expenses	1,013,568

NET INVESTMENT INCOME	2,678,394

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(725,752)

Foreign currency transactions	1,240

Net change in unrealized gain on:

Investments — unaffiliated issuers	38,988,979

Foreign currency translation	4,443

Net realized and unrealized gain	38,268,910

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,947,304

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$1,816	$9,596	$72	$1,308	$1,727	$146	$383	$394	$26	$29,414

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$2,678,394	$4,381,926

Net realized loss	(724,512)	(8,741,573)

Net change in unrealized gain (loss)	38,993,422	(15,784,815)

Net increase (decrease) in net assets resulting from operations	40,947,304	(20,144,462)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(18,018)	(20,304)

Class C Shares	(20,913)	(14,805)

Institutional Shares	(12,606)	(33,168)

Investor Shares	(7,493)	(5,228)

Class P Shares(a)	(39,836)	(69,243)

Class R Shares	(342)	(357)

Class R6 Shares	(2,746,063)	(4,232,791)

Total distributions to shareholders	(2,845,271)	(4,375,896)

From share transactions:

Proceeds from sales of shares	17,485,506	270,954,734

Reinvestment of distributions	2,845,066	4,375,658

Cost of shares redeemed	(52,213,281)	(283,152,789)
Net decrease in net assets resulting from share transactions	(31,882,709)	(7,822,397)
TOTAL INCREASE (DECREASE)	6,219,324	(32,342,755)

Net assets:
Beginning of period	190,384,752	222,727,507

End of period	$196,604,076	$190,384,752

(a)	Commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.68		$10.85	$9.89		$10.00

Net investment income(b)	0.12		0.19	0.22	(c)	0.06

Net realized and unrealized gain (loss)	2.02		(1.19)	0.99		0.01

Total from investment operations	2.14		(1.00)	1.21		0.07

Distributions to shareholders from net investment income	(0.14)		(0.17)	(0.20)		(0.05)

Distributions to shareholders from net realized gains	—		—	(0.05)		(0.12)

Distributions to shareholders from return of capital	—		—	—	(d)	(0.01)

Total distributions	(0.14)		(0.17)	(0.25)		(0.18)

Net asset value, end of period	$11.68		$9.68	$10.85		$9.89

Total return(e)	22.16%		(9.31)%	12.29%		0.69%

Net assets, end of period (in 000s)	$1,432		$1,376	$40		$25

Ratio of net expenses to average net assets	1.37	%(f)	1.38%	1.38%		1.40	%(f)

Ratio of total expenses to average net assets	1.51	%(f)	1.51%	6.20%		15.63	%(f)

Ratio of net investment income to average net assets	2.24	%(f)	1.83%	2.04	%(c)	1.19	%(f)

Portfolio turnover rate(g)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.65		$10.84	$9.88		$10.00

Net investment income(b)	0.10		0.10	0.13	(c)	0.02

Net realized and unrealized gain (loss)	1.99		(1.17)	1.00		0.01

Total from investment operations	2.09		(1.07)	1.13		0.03

Distributions to shareholders from net investment income	(0.11)		(0.12)	(0.14)		(0.02)

Distributions to shareholders from net realized gains	—		—	(0.03)		(0.12)

Distributions to shareholders from return of capital	—		—	—	(d)	(0.01)

Total distributions	(0.11)		(0.12)	(0.17)		(0.15)

Net asset value, end of period	$11.63		$9.65	$10.84		$9.88

Total return(e)	21.65%		(9.96)%	11.46%		0.30%

Net assets, end of period (in 000s)	$2,411		$1,383	$57		$51

Ratio of net expenses to average net assets	2.12	%(f)	2.13%	2.14%		2.14	%(f)

Ratio of total expenses to average net assets	2.26	%(f)	2.26%	7.06%		16.73	%(f)

Ratio of net investment income to average net assets	1.78	%(f)	1.00%	1.24	%(c)	0.46	%(f)

Portfolio turnover rate(g)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.71		$10.85	$9.89		$10.00

Net investment income(b)	0.16		0.06	0.29	(c)	0.08

Net realized and unrealized gain (loss)	2.00		(1.02)	0.96		0.01

Total from investment operations	2.16		(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.16)		(0.18)	(0.20)		(0.07)

Distributions to shareholders from net realized gains	—		—	(0.08)		(0.12)

Distributions to shareholders from return of capital	—		—	(0.01)		(0.01)

Total distributions	(0.16)		(0.18)	(0.29)		(0.20)

Net asset value, end of period	$11.71		$9.71	$10.85		$9.89

Total return(d)	22.30%		(8.89)%	12.72%		0.89%

Net assets, end of period (in 000s)	$1,124		$1,737	$222,546		$2,906

Ratio of net expenses to average net assets	0.99	%(e)	0.99%	0.99%		0.99	%(e)

Ratio of total expenses to average net assets	1.12	%(e)	1.06%	1.29%		15.23	%(e)

Ratio of net investment income to average net assets	2.95	%(e)	0.54%	2.65	%(c)	1.59	%(e)

Portfolio turnover rate(f)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.68		$10.85	$9.89		$10.00

Net investment income(b)	0.16		0.20	0.24	(c)	0.08

Net realized and unrealized gain (loss)	2.00		(1.18)	0.99		—	(d)

Total from investment operations	2.16		(0.98)	1.23		0.08

Distributions to shareholders from net investment income	(0.16)		(0.19)	(0.21)		(0.06)

Distributions to shareholders from net realized gains	—		—	(0.05)		(0.12)

Distributions to shareholders from return of capital	—		—	(0.01)		(0.01)

Total distributions	(0.16)		(0.19)	(0.27)		(0.19)

Net asset value, end of period	$11.68		$9.68	$10.85		$9.89

Total return(e)	22.18%		(9.00)%	12.56%		0.91%

Net assets, end of period (in 000s)	$637		$279	$28		$25

Ratio of net expenses to average net assets	1.12	%(f)	1.13%	1.14%		0.95	%(f)

Ratio of total expenses to average net assets	1.27	%(f)	1.25%	6.05%		15.19	%(f)

Ratio of net investment income to average net assets	2.94	%(f)	1.95%	2.23	%(c)	1.63	%(f)

Portfolio turnover rate(g)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)	Period Ended December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$9.68	$10.47

Net investment income(b)	0.15	0.12

Net realized and unrealized gain (loss)	2.01	(0.73)

Total from investment operations	2.16	(0.61)

Distributions to shareholders from net investment income	(0.16)	(0.18)

Net asset value, end of period	$11.68	$9.68

Total return(c)	22.38%	(5.91)%

Net assets, end of period (in 000s)	$2,934	$2,278

Ratio of net expenses to average net assets(d)	0.98%	0.98%

Ratio of total expenses to average net assets(d)	1.11%	1.14%

Ratio of net investment income to average net assets(d)	2.77%	1.68%

Portfolio turnover rate(e)	21%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.69		$10.85	$9.89		$10.00

Net investment income(b)	0.11		0.14	0.18	(c)	0.05

Net realized and unrealized gain (loss)	2.01		(1.16)	1.00		0.01

Total from investment operations	2.12		(1.02)	1.18		0.06

Distributions to shareholders from net investment income	(0.13)		(0.14)	(0.18)		(0.04)

Distributions to shareholders from net realized gains	—		—	(0.04)		(0.12)

Distributions to shareholders from return of capital	—		—	—	(d)	(0.01)

Total distributions	(0.13)		(0.14)	(0.22)		(0.17)

Net asset value, end of period	$11.68		$9.69	$10.85		$9.89

Total return(e)	21.90%		(9.49)%	12.00%		0.82%

Net assets, end of period (in 000s)	$31		$25	$28		$25

Ratio of net expenses to average net assets	1.63	%(f)	1.63%	1.64%		1.15	%(f)

Ratio of total expenses to average net assets	1.76	%(f)	1.75%	6.55%		15.38	%(f)

Ratio of net investment income to average net assets	2.09	%(f)	1.30%	1.74	%(c)	1.44	%(f)

Portfolio turnover rate(g)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2016(a)
			2018	2017
Per Share Data

Net asset value, beginning of period	$9.69		$10.85	$9.89		$10.00

Net investment income(b)	0.14		0.22	0.26	(c)	0.09

Net realized and unrealized gain (loss)	2.01		(1.18)	0.99		—	(d)

Total from investment operations	2.15		(0.96)	1.25		0.09

Distributions to shareholders from net investment income	(0.16)		(0.20)	(0.22)		(0.07)

Distributions to shareholders from net realized gains	—		—	(0.06)		(0.12)

Distributions to shareholders from return of capital	—		—	(0.01)		(0.01)

Total distributions	(0.16)		(0.20)	(0.29)		(0.20)

Net asset value, end of period	$11.68		$9.69	$10.85		$9.89

Total return(e)	22.25%		(8.88)%	12.74%		0.56%

Net assets, end of period (in 000s)	$188,033		$183,306	$28		$25

Ratio of net expenses to average net assets	0.98	%(f)	0.98%	0.97%		1.65	%(f)

Ratio of total expenses to average net assets	1.11	%(f)	1.10%	5.88%		15.88	%(f)

Ratio of net investment income to average net assets	2.64	%(f)	2.17%	2.40	%(c)	0.93	%(f)

Portfolio turnover rate(g)	21%		67%	103%		59%

(a)	Commenced operations on June 27, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.71% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges

22

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2019:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$10,723,130	$—

Australia and Oceania	—	9,074,988	—

Europe	1,563,573	45,211,507	—

North America	126,719,344	—	—

Investment Company	1,375,678	—	—

Total	$129,658,595	$65,009,625	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent third-party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended June 30, 2019, GSAM waived $712 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plans Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended June 30, 2019, Goldman Sachs retained $566 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

Effective April 30, 2019, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least April 30, 2020. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

24

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. These Other Expense limitations will remain in place through at least April 30, 2020 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$712	$235	$123,638	$124,585

G.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2019, Goldman Sachs earned $739 in brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the six months ended June 30, 2019:

Underlying Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$ —	$20,374,491	$(18,998,813)	$1,375,678	1,375,678	$11,013

As of June 30, 2019, the following Goldman Sachs Fund of Funds and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the Fund. The beneficial owners were 7%, 34%, 25%, 6%, 8%, 9% and 5%, for the Goldman Sachs Enhanced Dividend Global Equity, Goldman Sachs Tax-Advantaged Global Equity, Goldman Sachs Satellite Strategies, Goldman Sachs Equity Strategy, Goldman Sachs Growth Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Balanced Strategy Portfolios, respectively.

As of June 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 34% of Institutional Shares and 100% of Class R Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $41,469,312 and $77,352,141.

25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(5,052,140)
Perpetual Long-Term	(1,127,482)
Total Capital loss carryforwards	$(6,179,622)
Timing differences (Post October Loss Deferral)	$(1,356,757)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$168,429,416
Gross unrealized gain	33,119,240
Gross unrealized loss	(6,880,436)
Net unrealized gains (losses) on securities	$26,238,804

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,599	$115,867	152,177	$1,589,200
Reinvestment of distributions	1,571	18,018	1,992	20,288
Shares redeemed	(31,663)	(353,027)	(15,661)	(162,317)
	(19,493)	(219,142)	138,508	1,447,171
Class C Shares
Shares sold	66,771	735,781	149,215	1,561,262
Reinvestment of distributions	1,822	20,913	1,452	14,805
Shares redeemed	(4,628)	(50,800)	(12,536)	(129,231)
	63,965	705,894	138,131	1,446,836
Institutional Shares
Shares sold	57,561	651,458	1,137,450	12,353,955
Reinvestment of distributions	1,072	12,401	3,227	32,946
Shares redeemed	(141,515)	(1,410,969)	(21,470,145)	(217,379,579)
	(82,882)	(747,110)	(20,329,468)	(204,992,678)
Investor Shares
Shares sold	25,158	284,999	25,959	274,026
Reinvestment of distributions	651	7,493	513	5,228
Shares redeemed	—	—	(313)	(3,100)
	25,809	292,492	26,159	276,154
Class P Shares(a)
Shares sold	19,461	217,500	767,142	7,855,477
Reinvestment of distributions	3,471	39,836	6,831	69,243
Shares redeemed	(7,045)	(76,689)	(538,568)	(5,289,881)
	15,887	180,647	235,405	2,634,839
Class R Shares
Reinvestment of distributions	30	342	35	357
	30	342	35	357
Class R6 Shares
Shares sold	1,393,642	15,479,901	24,375,895	247,320,814
Reinvestment of distributions	239,463	2,746,063	415,361	4,232,791
Shares redeemed	(4,466,040)	(50,321,796)	(5,867,364)	(60,188,681)
	(2,832,935)	(32,095,832)	18,923,892	191,364,924

NET DECREASE	(2,829,619)	$(31,882,709)	(867,338)	$(7,822,397)

(a)	Class P Shares commenced operations on April 17, 2018.

28

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*
Class A
Actual	$1,000.00	$1,221.60		$7.55
Hypothetical 5% return	1,000.00	1,018.00	+	6.85
Class C
Actual	1,000.00	1,216.50		11.65
Hypothetical 5% return	1,000.00	1,014.28	+	10.59
Institutional
Actual	1,000.00	1,223.00		5.46
Hypothetical 5% return	1,000.00	1,019.89	+	4.96
Investor
Actual	1,000.00	1,221.80		6.17
Hypothetical 5% return	1,000.00	1,019.24	+	5.61
Class P
Actual	1,000.00	1,223.80		5.40
Hypothethical 5% return	1,000.00	1,019.93	+	4.91
Class R
Actual	1,000.00	1,219.00		8.97
Hypothetical 5% return	1,000.00	1,016.71	+	8.15
Class R6
Actual	1,000.00	1,222.50		5.40
Hypothetical 5% return	1,000.00	1,019.93	+	4.91

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Global Infrastructure Fund	1.37%	2.12%	0.99%	1.12%	0.98%	1.63%	0.98%

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they

31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of increasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.90%

Next $1 billion	0.81

Next $3 billion	0.77

Next $3 billion	0.75

Over $8 billion	0.74

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; the transfer agent’s undertaking to waive certain fees and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment

33

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

34

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 174694-OTU-1031032 GBLINFRASAR-19

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies on an international or domestic basis, including real estate investment trusts (“REITs”) that offer daily liquidity and have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential
∎	is a result of bottom-up stock selection with a focus on long-term investing

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PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 15.31%, 14.90%, 15.59%, 15.55%, 15.53%, 15.19% and 15.63%, respectively. These returns compare to the 14.61% cumulative total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, returned 14.61%. Singapore, Australia and Canada were the strongest performing markets, while continental Europe, the U.K. and Japan were the weakest performing markets though still posting solid positive absolute returns. The Singapore real estate market benefited from a decrease in the 10-year Singapore government securities yield. The U.K. real estate market was challenged by poor performance in the retail subsector.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the FTSE Index during the Reporting Period. Stock selection contributed most positively, especially in continental Europe, the U.S. and the U.K. Such positive contributors were only partially offset by stock selection in Singapore and Hong Kong, which detracted modestly.

Subsector* allocation decisions overall had a modestly positive effect on relative results during the Reporting Period, attributable primarily to an underweight in retail, the weakest performing subsector in the FTSE Index during the Reporting Period, and an overweight to industrial, the strongest performing subsector in the FTSE Index during the Reporting Period. Country allocation as a whole detracted from the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A	Green REIT, a property investment company headquartered in Ireland, was the top positive contributor to the Fund’s returns during the Reporting Period. Its shares increased after the company announced that, following a strategic review of its business, it would be selling either the company or part of its assets due to what its management believes to be a disparity between the value of its portfolio and Green REIT’s share price. At the end of the Reporting Period, we remained positive on what we saw as the company’s high quality portfolio of assets, particularly its logistics properties, as well as the strong fundamentals supporting the Irish real estate market.

Invincible Investment, a Japanese real estate investment trust (“J-REIT”) operating budget hotels and rental apartments, was another top contributor to the Fund’s relative results during the Reporting Period. The J-REIT has about 80% exposure in business hotels and 20% in rental apartments, mainly in the Tokyo area. Invincible Investment delivered solid December 2018 earnings and forecasted distribution per unit growth of 4.6% year over year in 2019, mainly driven by a hotel average daily rate recovery. Furthermore, the market reacted positively to the company’s release of the potential resolution of a taxation issue that had been concerning investors since the end of 2018. At the end of the Reporting Period, we remained positive on Invincible Investment’s

2

PORTFOLIO RESULTS

outlook, given what we considered to be its inexpensive valuation, performance-focused management team and positive outlook on the two subsectors in which it operates.

Prologis, a global leader in logistics real estate, was also a strong positive contributor to the Fund’s performance during the Reporting Period. Shares of the U.S. company appreciated during the Reporting Period, as Prologis continued to benefit from positive trends in the industrial subsector, as industries work toward supply-chain reconfiguration to limit transportation times. Investors also grew to appreciate its management’s comments that the subsector is only in the second inning of the supply-chain reconfiguration cycle and much more work is to be done. At the end of the Reporting Period, we believed Prologis may benefit ahead from the stabilization of its development pipeline, its existing land bank and what we view as its healthy balance sheet.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Sumitomo Realty & Development, a Japan-based diversified real estate landlord and developer, was the top detractor from the Fund’s results during the Reporting Period. While the company enjoyed strong momentum in presales among its central Tokyo apartment projects, its shares were impacted by its third fiscal quarter results, which showed slowing brokerage growth. Additionally, the build-for-sale condo market as a whole showed signs of slowing. At the end of the Reporting Period, it was our opinion that Sumitomo Realty offered solid office completion pipelines with stable progress on its pre-leases of tenants, which we believe could help to support its future earnings growth.

Propertylink Group, a logistics warehouse real estate investment trust (“REIT”) in Australia, was also a top detractor from the Fund’s results during the Reporting Period. Another company, ESR Australia, initially picked up a 98% stake in Propertylink Group and then acquired all outstanding shares by the end of April 2019, after which the REIT was privatized. As such, we sold the Fund’s position in Propertylink Group during the Reporting Period.

Simon Property Group, a U.S.-based owner and operator of retail real estate properties, detracted from the Fund’s relative performance as well. Despite leasing spreads accelerating during the first quarter of 2019, the market reacted to the company’s reported first quarter 2019 same-store net operating income, which was lower than it expected. Still, in our view, the company maintained a top-tier portfolio of assets at the end of the Reporting Period as well as one of the strongest balance sheets relative to its peers. We also believed its management team was a great capital allocator, had the potential to generate high cash flow growth and would likely be opportunistic during periods of distress as it seeks to create value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Invitation Homes, a U.S. owner and operator of single-family rental homes. We believe the company has created a well-located, high quality portfolio of assets and, in our view, has the potential to benefit from the recent supply/demand backdrop. In 2018, the company was challenged by volatile operating expenses due to one-time taxes and platform integration. However, we believe its expenses should be less volatile in the coming years due to merger synergies. Additionally, we are positive on Invitation Homes’ improved repair and maintenance system, which may lead to better returns.

We initiated a Fund position in CapitaLand, a Singapore-listed developer with exposure to China residential properties, shopping malls in China and Singapore, the lodging subsector, and fund management. We were constructive at the time of purchase on the company’s then-recently announced proposed acquisition of Ascendas-Singbridge Group, which, in our view, positions the company well to recycle capital through listed REITs and private vehicles and sustain a stable return on earnings going forward. Furthermore, we believe CapitaLand’s share price may re-rate with this deal, as the company has had a slow track record in deploying capital in the past. (When the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower, this is known as re-rating.)

Conversely, in addition to the sale of Propertylink Group, already mentioned, we eliminated the Fund’s position in Vornado Realty Trust, a U.S. owner of office and retail properties. Its shares appreciated early in the Reporting Period in line with the broader real estate market, but then fell after the company reported soft fourth quarter 2018 results. Ultimately, we viewed this as an attractive exit point

3

PORTFOLIO RESULTS

and decided to allocate capital to fund higher conviction ideas.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Asia ex-Japan and continental Europe increased relative to the FTSE Index during the Reporting Period. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was overweighted relative to the FTSE Index in continental Europe, underweighted relative to the FTSE Index in North America, and rather neutrally weighted compared to the FTSE Index in the other constituent regions/countries of the FTSE Index at the end of June 2019.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, in terms of industry fundamentals, we believed tenant demand for international real estate remained robust across subsectors, especially in office, industrial, new industries and hospitality. Furthermore, in our view, the funding environment remained open and inexpensive for REITs, with most having locked in low-cost, long-term debt financing. Balance sheets also remained strong, in our opinion, in particular those of property-operating companies that practice high earnings retention. Broadly speaking, international REITs sign an overwhelming majority of their leases with long-term commercial tenants, and tenancies have remained stable. In our view, the favorable environment seen at the end of the Reporting Period could allow international REITs to potentially deploy more capital toward high quality projects to drive opportunities for future growth.

As for the U.S. real estate market, we maintained a constructive outlook for U.S. REITs overall at the end of the Reporting Period for several reasons. First, we felt the macro backdrop for REITs had improved with a moderating economic growth outlook and anticipation of lower interest rates. This improved backdrop may be, in our view, a positive for financing costs, which, in turn, may translate to increased flows from equity investors seeking defense, yield and potentially better returns. Second, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited new supply, which we expect to persist given rising construction costs and long development cycles across most subsectors, and stable or improving demand, which should support revenue growth stemming from rising occupancies and/or rents. Third, in our opinion, the dividend sustainability potential of REITs is high due to healthy fundamentals, improved balance sheets with meaningfully less leverage than at the peak in 2008/2009, and dividend payout ratios near record lows on a historical basis. Fourth, we believed the quality of REITs’ growth has improved given the increasing importance of non-core exposures, which currently represent about half of the U.S. REIT universe, a sharp increase from the approximately 20% representation ten years ago. Fifth, increased merger and acquisition activity should provide additional support to the sector, in our opinion, as record levels of private capital may translate to price discovery in listed markets. Finally, we believed valuations of most REITs remained attractive at the end of the Reporting Period.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. For the remainder of the calendar year, we believe U.S. REITs may offer attractive returns that outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and

4

PORTFOLIO RESULTS

intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

5

*Sector	and subsector allocations throughout this shareholder report are defined by GSAM and may differ from sector and subsector allocations used by the FTSE Index.

FUND BASICS

Global Real Estate Securities Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019– June 30, 2019	Fund Total Return (based on NAV)[1]	FTSE EPRA Nareit Developed Index (Net, USD, Unhedged)[2]

Class A	15.31%	14.61%
Class C	14.90	14.61
Institutional	15.59	14.61
Investor	15.55	14.61
Class P	15.53	14.61
Class R	15.19	14.61
Class R6	15.63	14.61

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Since Inception	Inception Date

Class A	2.37%	4.58%	8/31/15
Class C	6.46	5.36	8/31/15
Institutional	8.71	6.58	8/31/15
Investor	8.58	6.43	8/31/15
Class P	8.75	10.20	4/17/18
Class R	8.04	5.90	8/31/15
Class R6	8.74	6.59	8/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.36%	1.48%
Class C	2.11	2.23
Institutional	0.97	1.09
Investor	1.11	1.23
Class P	0.96	1.08
Class R	1.61	1.73
Class R6	0.96	1.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/19[5]

Holding	% of Net Assets	Subsectors	Country

Prologis, Inc. (REIT)	3.9%	Industrial	United States
Simon Property Group, Inc. (REIT)	3.9	Retail	United States
AvalonBay Communities, Inc. (REIT)	3.1	Residential	United States
Mitsubishi Estate Co. Ltd.	2.9	Diversified	Japan
CK Asset Holdings Ltd.	2.8	Real Estate Development	Hong Kong
Equity Residential (REIT)	2.8	Residential	United States
Sun Hung Kai Properties Ltd.	2.7	Diversified	Hong Kong
Vonovia SE	2.6	Real Estate Operating Companies	Germany
HCP, Inc. (REIT)	2.5	Health Care	United States
Ventas, Inc. (REIT)	2.3	Health Care	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]

As of June 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

8

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 13.19%, 12.74%, 13.32%, 13.45%, 13.35% and 13.52%, respectively. These returns compare to the 12.89% cumulative total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire U.S. Real Estate Securities Index (with dividends reinvested), by approximately five percentage points, and underperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by just more than one percentage point.

The Real Estate Index returned a robust 13.54% in the first quarter of 2019. Hong Kong and Canada were the top performing countries during the quarter, and no countries posted negative returns. The Hong Kong property market, inclusive of housing and non-housing sectors, saw positive purchase and rental transactions during the quarter.

The Real Estate Index returned -0.58% during the second quarter of 2019. Singapore and Australia were the best performing markets, while the U.K. and Hong Kong generated negative returns. The Singapore real estate market benefited from a decrease in the 10-year Singapore government securities yield. The U.K. real estate market was challenged by poor performance in the retail subsector.

For the Reporting Period overall, Singapore and Australia were the best performing markets. Continental Europe and the U.K. were the weakest performing markets during the Reporting Period, but still generated solid positive absolute returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Real Estate Index on a relative basis during the Reporting Period.

Stock selection contributed most positively to the Fund’s relative results, especially in continental Europe and the U.S. Only partially offsetting these positive contributors was stock selection in Singapore and Hong Kong, which modestly detracted from the Fund’s relative results.

From a subsector* perspective, both stock selection and allocation decisions overall contributed positively. Stock selection in the office and residential subsectors contributed most positively. Having an underweighted allocation to retail, which was the second-weakest subsector in the Real Estate Index during the Reporting Period, also added value. Only partially offsetting these positive contributors was stock selection in the industrial, hotel and self-storage subsectors, which detracted. Having a position in cash during a Reporting Period when the Real Estate Index rallied also dampened results.

Country allocation overall detracted. Having out-of-benchmark exposure to India, which outperformed the Real Estate Index during the Reporting Period, helped. However, having underweights to Singapore and Australia, which each outperformed the Real Estate Index during the Reporting Period, hurt.

9

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual holdings?

A	Invincible Investment, a Japanese real estate investment trust (“J-REIT”) operating budget hotels and rental apartments, was the top contributor to the Fund’s relative results during the Reporting Period. The J-REIT has about 80% exposure in business hotels and 20% in rental apartments, mainly in the Tokyo area. Invincible Investment delivered solid December 2018 earnings and forecasted distribution per unit growth of 4.6% year over year in 2019, mainly driven by a hotel average daily rate recovery. Furthermore, the market reacted positively to the company’s release of the potential resolution of a taxation issue that had been concerning investors since the end of 2018. At the end of the Reporting Period, we remained positive on Invincible Investment’s outlook, given what we considered to be its inexpensive valuation, performance-focused management team and positive outlook on the two subsectors in which it operates.

Mirvac Group, a diversified Australian real estate investment trust (“REIT”) with exposure to retail, office and residential properties, also contributed positively to the Fund’s relative results during the Reporting Period. Its positive performance was driven by the company tightening its guidance to the upper end of the range it had set during its half-yearly results report. Such improved guidance was driven, in turn, by a favorable office outlook in Sydney and Melbourne and stable residential settlement guidance despite weakness in the residential market overall. At the end of the Reporting Period, we believed Mirvac Group’s strategy to drive income growth through passive earnings in a weak residential market bode well for its stock.

Green REIT, a property investment company headquartered in Ireland, was another top positive contributor to the Fund’s returns during the Reporting Period. Its shares increased after the company announced that, following a strategic review of its business, it would be selling either the company or part of its assets due to what its management believes to be a disparity between the value of its portfolio and Green REIT’s share price. At the end of the Reporting Period, we remained positive on what we saw as the company’s high quality portfolio of assets, particularly its logistics properties, as well as the strong fundamentals supporting the Irish real estate market.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Sumitomo Realty & Development, a Japan-based diversified real estate landlord and developer, was the top detractor from the Fund’s results during the Reporting Period. While the company enjoyed strong momentum in presales among its central Tokyo apartment projects, its shares were impacted by its third fiscal quarter results, which showed slowing brokerage growth. Additionally, the build-for-sale condo market as a whole showed signs of slowing. At the end of the Reporting Period, it was our opinion that Sumitomo Realty offered solid office completion pipelines with stable progress on its pre-leases of tenants, which we believe could help to support future earnings growth.

Goodman Group, an Australia-based owner of industrial properties and business space and a new purchase for the Fund during the Reporting Period, detracted from the Fund’s results during the Reporting Period as well but did so given the Fund’s underweighted position in the strongly performing stock. Its share price appreciated on reports of favorable quarterly results given ongoing strong demand for new logistics assets as a result of trends in e-commerce. Goodman Group also offers a solid development pipeline, in our view. At the end of the Reporting Period, we maintained the Fund’s position in Goodman Group given our view that the company is well positioned to continue to benefit from e-commerce trends and developments in Asia.

Propertylink Group, a logistics warehouse REIT in Australia, was also a top detractor from the Fund’s results during the Reporting Period. Another company, ESR Australia, initially picked up a 98% stake in Propertylink Group and then acquired all outstanding shares by the end of April 2019, after which the REIT was privatized. As such, we sold the Fund’s position in Propertylink Group during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Goodman Group, already mentioned, we established a Fund position in Mitsui Fudosan Logistics Park, a logistics J-REIT sponsored by Japan’s largest diversified real estate developer, Mitsui Fudosan. We

10

PORTFOLIO RESULTS

believe its recent property acquisition deal was accretive to its net asset value. We also believe that with its low leverage of less than 30%, the REIT can continue to acquire top-class modern logistics facilities from its sponsor. We expect its distribution per unit growth to continue, driven by further property acquisitions, and believe its shares were trading at a reasonable valuation at the end of the Reporting Period.

We initiated a Fund position in CapitaLand, a Singapore-listed developer with exposure to China residential properties, shopping malls in China and Singapore, the lodging subsector, and fund management. We were constructive at the time of purchase on the company’s then-recently announced proposed acquisition of Ascendas-Singbridge Group, which, in our view, positions the company well to recycle capital through listed REITs and private vehicles and sustain a stable return on earnings going forward. Furthermore, we believed CapitaLand’s share price may re-rate with this deal, as the company has had a slow track record in deploying capital in the past. (When the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower, this is known as re-rating.)

Conversely, in addition to the sale of Propertylink Group, mentioned earlier, we exited the Fund’s position in Covivio, a France-based owner of diversified real estate across Europe. Its shares appreciated during the Reporting Period and eventually reached our price target. We ultimately decided to sell the position and allocate capital to ideas we felt had higher risk/reward potential.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Singapore increased relative to the Real Estate Index. The Fund’s position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a region/country perspective, the Fund was underweighted relative to the Real Estate Index in Singapore and Australia. The Fund was overweighted relative to the Real Estate Index in France, Spain, Ireland and the U.S. and was rather neutrally weighted to the remaining regions/countries of the Real Estate Index at the end of June 2019. The Fund also had an out-of-benchmark exposure to India at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, in terms of industry fundamentals, we believed tenant demand for international real estate remained robust across subsectors, especially in office, industrial, new industries and hospitality. Furthermore, in our view, the funding environment remained open and inexpensive for REITs, with most having locked in low-cost, long-term debt financing. Balance sheets also remained strong, in our opinion, in particular those of property-operating companies that practice high earnings retention. Broadly speaking, international REITs sign an overwhelming majority of their leases with long-term commercial tenants, and tenancies have remained stable. In our view, the favorable environment seen at the end of the Reporting Period could allow international REITs to potentially deploy more capital toward high quality projects to drive opportunities for future growth.

Overall, we believe international REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe opportunities abound, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Real Estate Index.

11

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019 – June 30, 2019	Fund Total Return (based on NAV)[1]	FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged)[2]

Class A	13.19%	12.89%
Class C	12.74	12.89
Institutional	13.32	12.89
Investor	13.45	12.89
Class P	13.35	12.89
Class R6	13.52	12.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA Nareit Developed Ex US Real Estate Index (Net, USD, Unhedged) is a subset of the FTSE EPRA Nareit Developed Index and is designed to track the performance of listed real estate companies and REITS. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.58%	1.48%	6.60%	1.23%	7/31/06
Class C	3.31	1.88	6.41	0.94	7/31/06
Institutional	5.47	3.05	7.59	1.97	7/31/06
Investor	5.50	2.93	7.49	0.16	11/30/07
Class P	5.49	N/A	N/A	3.12	4/17/18
Class R6	5.64	N/A	N/A	4.14	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.73%
Class C	2.13	2.48
Institutional	0.99	1.34
Investor	1.13	1.48
Class P	0.98	1.33
Class R6	0.98	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/19[5]

Holding	% of Net Assets	Line of Business	Country

Vonovia SE	7.6%	Real Estate Operating Companies	Germany
Sun Hung Kai Properties Ltd.	6.1	Diversified	Hong Kong
Mitsubishi Estate Co. Ltd.	5.9	Diversified	Japan
CK Asset Holdings Ltd.	5.7	Real Estate Development	Hong Kong
Sumitomo Realty & Development Co. Ltd.	4.6	Diversified	Japan
Mitsui Fudosan Co. Ltd.	3.1	Diversified	Japan
GLP J-REIT (REIT)	3.0	Industrial	Japan
Link REIT (REIT)	2.7	Retail	Hong Kong
GPT Group (The) (REIT)	2.7	Diversified	Australia
UNITE Group plc (The) (REIT)	2.6	Residential	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

13

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]

As of June 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The graph categorizes investments’ country of domicile as reported by Bloomberg; however, the country classifications used by the portfolio management team may differ from Bloomberg. The percentage shown for each country reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

14

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 17.81%, 17.36%, 18.02%, 17.77%, 17.92%, 18.04%, 17.64% and 18.03%, respectively. These returns compare to the 17.90% cumulative total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted double-digit positive absolute returns during the Reporting Period that only modestly lagged the broad U.S. equity market, as represented by the S&P 500® Index, which returned 18.54% for the same period.

For the first quarter of 2019, the Wilshire Index increased a robust 16.06%. Real estate investment trusts (“REITs”) benefited, as investors largely accepted a modest slowdown in global economic growth as well as lowered consensus expectations of a recession in the near term. While all REIT subsectors in the Wilshire Index posted positive returns in the first calendar quarter, industrial and technology REITs were the top performers, while self storage and health care were the weakest subsectors. Industrial REITs appreciated due to strong fourth quarter 2018 earnings results and favorable 2019 guidance, while health care REITs underperformed the Wilshire Index due to the subsector’s defensive nature during a period when the broad U.S. equity market rallied as well as on concerns around a supply/demand imbalance in senior housing.

The Wilshire Index increased a more modest 1.62% during the second quarter of 2019. The single family, industrial and data center subsectors led the way, while malls, lodging and office subsectors proved laggards. Industrial REITs benefited from a solid first quarter 2019 earnings season and from secular demand trends to improve logistic facilities as a result of ongoing e-commerce trends. On the other hand, malls struggled as a result of store closures and bankruptcy announcements.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were industrial, technology and triple net. Conversely, retail, hotel and office subsectors were the weakest performers within the Wilshire Index during the Reporting Period but still posted solid positive absolute gains. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or only slightly underperformed the Wilshire Index during the Reporting Period, as both stock selection and allocation decisions overall added value. Contributing most positively to the Fund’s relative results was effective individual stock selection in the office, hotel and health care subsectors.* Having underweights relative to the Wilshire Index in the office and retail subsectors, which each underperformed the Wilshire Index during the Reporting Period, also boosted the Fund’s relative performance. Partially offsetting these positive contributors was weak stock selection in the self storage and retail subsectors, which detracted. Both stock selection and having an underweighted allocation to the strongly performing triple net subsector also hurt. Having a position in cash during a period when the Wilshire Index rallied dampened the Fund’s relative results as well.

15

PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual holdings?

A	Prologis, a global leader in logistics real estate, was the strongest positive contributor to the Fund’s performance during the Reporting Period. Shares of the U.S. company appreciated during the Reporting Period, as Prologis continued to benefit from positive trends in the industrial subsector, as industries work toward supply-chain reconfiguration to limit transportation times. Investors also grew to appreciate its management’s comments that the subsector is only in the second inning of the supply-chain reconfiguration cycle and much more work is to be done. At the end of the Reporting Period, we believed Prologis may benefit ahead from the stabilization of its development pipeline, its existing land bank and what we view as its healthy balance sheet.

Vornado Realty Trust, an owner of office and retail properties, was also a top contributor to Fund returns during the Reporting Period. Shares of Vornado Realty Trust underperformed the Wilshire Index during the Reporting Period, which benefited the Fund given its underweight position in the REIT. Its shares had appreciated early in the Reporting Period in line with the broader real estate market, but then fell after the company reported soft fourth quarter 2018 results. Ultimately, we viewed this as an attractive exit point and decided to sell the Fund’s position in Vornado Realty Trust and allocate capital to names with what we felt had greater risk/reward potential.

Interxion Holding, a cloud-neutral colocation data center, was a new purchase for the Fund during the Reporting Period and a strong positive contributor to the Fund’s results. Its shares benefited during the Reporting Period from strong demand for its services in Europe, largely driven by Frankfurt, Amsterdam, Paris and Marseilles. The market also reacted favorably to the company’s first quarter 2019 results that were released in May 2019 and to the announcement that Prologis will increase its presence in the African market, opening a door for Interxion Holding as well. At the end of the Reporting Period, we believed the company may benefit from ongoing secular demand trends from cloud platforms, digital content and enterprises in its core markets. Furthermore, we were positive on Interxion Holding’s expanding footprint and strong bookings reported in the fourth quarter of 2018, which we expect may continue as 2019 progresses.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Equinix, a data center provider, was the top detractor from the Fund’s relative results during the Reporting Period. While its stock price appreciated, Equinix detracted given the Fund’s underweight position in the company. The company reported solid fourth quarter 2018 results and 2019 guidance, as operational momentum built and global bookings reached record levels. The company also benefited from the ongoing demand for data storage. In our view, Equinix is an asset with compelling upside potential to revenues and free cash flow as it capitalizes on secular trends in technology.

Simon Property Group, a U.S.-based owner and operator of retail real estate properties, detracted from the Fund’s relative performance as well. Despite leasing spreads accelerating during the first quarter of 2019, the market reacted to the company’s reported first quarter 2019 same-store net operating income, which was lower than it expected. Still, in our view, the company maintained a top-tier portfolio of assets at the end of the Reporting Period as well as one of the strongest balance sheets relative to its peers. We also believed its management team was a great capital allocator, had the potential to generate high cash flow growth and would likely be opportunistic during periods of distress as it seeks to create value.

Urban Edge Properties, a retail real estate manager in urban communities and a new purchase for the Fund during the Reporting Period, also detracted from the Fund’s returns during the Reporting Period. Its shares were challenged as many of the company’s large anchor tenants declared bankruptcy, and Urban Edge Properties reported weak first quarter 2019 results. Despite what we see as these short-term headwinds, we remained favorable on the company at the end of the Reporting Period and on its management’s strategic plan to redevelop specific properties and transition them into more vibrant retailers.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used forward contracts to reduce currency risk. This had a modestly positive effect on the Fund’s performance.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Invitation Homes, a U.S. owner and operator of single-family

16

PORTFOLIO RESULTS

rental homes. We believe the company has created a well-located, high quality portfolio of assets and, in our view, has the potential to benefit from the recent supply/demand backdrop. In 2018, the company was challenged by volatile operating expenses due to one-time taxes and platform integration. However, we believe its expenses should be less volatile in the coming years due to merger synergies. Additionally, we are positive on Invitation Homes’ improved repair and maintenance system, which may lead to better returns.

We initiated a Fund position in Crown Castle International, a U.S.-based provider of wireless communications infrastructure. Crown Castle International continues to benefit from secular data consumption trends in the tower space, which we expect may continue. Looking ahead, we remain positive on the company’s ability to grow its dividend over the long term and encouraged by growth in its fiber/small cell business.

Conversely, in addition to the sale of Vornado Realty Trust, already mentioned, we exited the Fund’s position in JBG SMITH Properties, an owner of office, multi-family and retail properties in the Washington, DC metro area. Although we were supportive of the company due to what we consider to be its high quality management team and development pipeline, its stock reached our price target. Thus, we viewed this as an attractive exit point and decided to use the capital to fund higher conviction ideas.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrial, residential, self storage and technology subsectors increased relative to the Wilshire Index and its exposure to the office and retail subsectors decreased relative to the Wilshire Index. We also established a position in the triple net subsector during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an underweighted exposure compared to the Wilshire Index in the retail subsector and was rather neutrally weighted in the remaining subsectors of the Wilshire Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained a constructive outlook for U.S. REITs overall for several reasons. First, we felt the macro backdrop for REITs had improved with a moderating economic growth outlook and anticipation of lower interest rates. This improved backdrop may be, in our view, a positive for financing costs, which, in turn, may translate to increased flows from equity investors seeking defense, yield and potentially better returns. Second, despite being late in the real estate cycle, we believed fundamentals remained generally healthy, with limited new supply, which we expect to persist given rising construction costs and long development cycles across most subsectors, and stable or improving demand, which should support revenue growth stemming from rising occupancies and/or rents. Third, in our opinion, the dividend sustainability potential of REITs is high due to healthy fundamentals, improved balance sheets with meaningfully less leverage than at the peak in 2008/2009, and dividend payout ratios near record lows on a historical basis. Fourth, we believed the quality of REITs’ growth has improved given the increasing importance of non-core exposures, which currently represent about half of the U.S. REIT universe, a sharp increase from the approximately 20% representation ten years ago. Fifth, increased merger and acquisition activity should provide additional support to the sector, as record levels of private capital may translate to price discovery in listed markets. Finally, we believed valuations of most REITs remained attractive.

Against this backdrop, we believe U.S. REIT returns may fall somewhere between those of equities and fixed income over the long term given that U.S. REITs offer some equity-like attributes, such as the ability to grow, and some fixed income-like attributes, such as attractive yield. For the remainder of the calendar year, we believe U.S. REITs may offer attractive returns that outperform both fixed income and equities, especially cyclical equities, given moderating interest rate and economic growth market expectations. We believe such U.S. REIT returns will be comprised of dividend yield and growth (factoring in no multiple expansion), with the potential for upside from merger and acquisition activity.

*	Sector and subsector allocations are defined by GSAM and may differ from sector and subsector allocations used by the Wilshire Index.

17

FUND BASICS

Real Estate Securities Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019–June 30, 2019	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]

Class A	17.81%	17.90%
Class C	17.36	17.90
Institutional	18.02	17.90
Service	17.77	17.90
Investor	17.92	17.90
Class P	18.04	17.90
Class R	17.64	17.90
Class R6	18.03	17.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.98%	5.22%	13.82%	8.86%	7/27/98
Class C	8.07	5.62	13.60	8.35	7/27/98
Institutional	10.50	6.85	14.93	9.60	7/27/98
Service	9.88	6.30	14.33	9.06	7/27/98
Investor	10.36	6.69	14.74	5.81	11/30/07
Class P	10.45	N/A	N/A	16.05	4/17/18
Class R	9.81	6.16	14.18	5.30	11/30/07
Class R6	10.44	N/A	N/A	6.09	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

18

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.45%
Class C	2.05	2.20
Institutional	0.91	1.06
Service	1.41	1.56
Investor	1.05	1.20
Class P	0.90	1.05
Class R	1.55	1.70
Class R6	0.90	1.05

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/19[5]

Holding	% of Net Assets	Subsectors

Prologis, Inc. (REIT)	8.1%	Industrial
Simon Property Group, Inc. (REIT)	7.4	Retail
AvalonBay Communities, Inc. (REIT)	5.7	Residential
Equity Residential (REIT)	5.2	Residential
Ventas, Inc. (REIT)	4.4	Health Care
Public Storage (REIT)	4.0	Specialized
Alexandria Real Estate Equities, Inc. (REIT)	3.8	Office
HCP, Inc. (REIT)	3.5	Health Care
Equinix, Inc. (REIT)	3.4	Specialized
Boston Properties, Inc. (REIT)	3.1	Office

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

19

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of June 30, 2019

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

FUND BASICS

Index Definitions:

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

21

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Australia – 5.0%
839,810	Centuria Industrial REIT (REIT) (Industrial)	$1,806,189
1,444,235	Cromwell Property Group (REIT) (Office)	1,171,083
257,093	Goodman Group (REIT) (Industrial)	2,717,417
936,582	GPT Group (The) (REIT) (Diversified)	4,046,831
571,454	Mirvac Group (REIT) (Diversified)	1,257,962
353,611	Scentre Group (REIT) (Retail)	954,318

		11,953,800

Canada – 3.1%
47,937	Allied Properties REIT (REIT) (Office)	1,734,012
39,313	Canadian Apartment Properties REIT (REIT) (Residential)	1,451,779
203,248	Chartwell Retirement Residences (Health Care)	2,362,212
183,301	Summit Industrial Income REIT (REIT) (Industrial)	1,802,846

		7,350,849

France – 2.5%
26,120	Gecina SA (REIT) (Diversified)	3,908,658
65,761	Klepierre SA (REIT) (Retail)	2,203,184

		6,111,842

Germany – 4.3%
171,239	alstria office REIT-AG (REIT) (Office)	2,772,754
50,443	Instone Real Estate Group AG (Real Estate Development)*(a)	1,133,408
132,225	Vonovia SE (Real Estate Operating Companies)	6,316,364

		10,222,526

Hong Kong – 6.4%
871,000	CK Asset Holdings Ltd. (Real Estate Development)	6,823,482
164,500	Link REIT (REIT) (Retail)	2,024,241
382,000	Sun Hung Kai Properties Ltd. (Diversified)	6,480,655

		15,328,378

Ireland – 1.9%
186,956	Dalata Hotel Group plc (Hotel)	1,000,225
1,789,221	Green REIT plc (REIT) (Office)	3,682,672

		4,682,897

Japan – 11.5%
702	Activia Properties, Inc. (REIT) (Diversified)	3,055,491
3,217	GLP J-REIT (REIT) (Industrial)	3,664,125
7,071	Invincible Investment Corp. (REIT) (Hotel)	3,662,620

Common Stocks – (continued)
Japan – (continued)
2,100	Japan Rental Housing Investments, Inc. (REIT) (Residential)	1,632,686
371,500	Mitsubishi Estate Co. Ltd. (Diversified)	6,923,815
742	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	2,523,410
701	Sankei Real Estate, Inc. (REIT) (Office)*	773,963
145,400	Sumitomo Realty & Development Co. Ltd. (Diversified)	5,201,649

		27,437,759

Norway – 1.1%
172,088	Entra ASA (Real Estate Operating Companies)(a)	2,644,934

Singapore – 3.3%
2,867,400	Ascendas India Trust (Real Estate Operating Companies)	2,882,235
982,900	CapitaLand Ltd. (Diversified)	2,566,577
205,300	City Developments Ltd. (Diversified)	1,438,113
627,400	Mapletree Industrial Trust (REIT) (Industrial)	1,039,080

		7,926,005

Spain – 2.0%
40,107	Aedas Homes SAU (Real Estate Development)*(a)	953,158
269,240	Merlin Properties Socimi SA (REIT) (Diversified)	3,732,070

		4,685,228

Sweden – 1.4%
176,521	Castellum AB (Real Estate Operating Companies)	3,377,681

United Kingdom – 4.8%
205,840	Big Yellow Group plc (REIT) (Specialized)	2,588,915
1,894,499	Tritax Big Box REIT plc (REIT) (Industrial)	3,715,143
1,951,408	Tritax EuroBox plc (REIT) (Diversified)(a)	2,374,272
237,378	UNITE Group plc (The) (REIT) (Residential)	2,937,270

		11,615,600

United States – 51.0%
31,436	Alexandria Real Estate Equities, Inc. (REIT) (Office)	4,435,305
36,815	AvalonBay Communities, Inc. (REIT) (Residential)	7,480,072
30,741	Boston Properties, Inc. (REIT) (Office)	3,965,589
45,099	Camden Property Trust (REIT) (Residential)	4,707,885

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
85,699	Chesapeake Lodging Trust (REIT) (Hotel)	$2,435,566
16,285	Crown Castle International Corp. (REIT) (Specialized)	2,122,750
71,315	Cushman & Wakefield plc (Real Estate Services)*	1,275,112
66,140	CyrusOne, Inc. (REIT) (Specialized)	3,817,601
40,110	Douglas Emmett, Inc. (REIT) (Office)	1,597,982
113,981	Duke Realty Corp. (REIT) (Industrial)	3,602,939
23,219	Equity LifeStyle Properties, Inc. (REIT) (Residential)	2,817,393
87,240	Equity Residential (REIT) (Residential)	6,623,261
14,438	Essex Property Trust, Inc. (REIT) (Residential)	4,214,885
30,314	Extra Space Storage, Inc. (REIT) (Specialized)	3,216,315
21,999	Federal Realty Investment Trust (REIT) (Retail)	2,832,591
189,809	HCP, Inc. (REIT) (Health Care)	6,070,092
88,908	Healthcare Realty Trust, Inc. (REIT) (Health Care)	2,784,599
57,779	Hudson Pacific Properties, Inc. (REIT) (Office)	1,922,307
151,241	Invitation Homes, Inc. (REIT) (Residential)	4,042,672
30,630	Kilroy Realty Corp. (REIT) (Office)	2,260,800
22,781	Life Storage, Inc. (REIT) (Specialized)	2,166,017
53,919	Pebblebrook Hotel Trust (REIT) (Hotel)	1,519,437
116,477	Prologis, Inc. (REIT) (Industrial)	9,329,808
17,068	Public Storage (REIT) (Specialized)	4,065,086
33,624	Realty Income Corp. (REIT) (Retail)	2,319,047
168,780	RLJ Lodging Trust (REIT) (Hotel)	2,994,157
19,330	Ryman Hospitality Properties, Inc. (REIT) (Hotel)	1,567,470
57,960	Simon Property Group, Inc. (REIT) (Retail)	9,259,690
127,070	SITE Centers Corp. (REIT) (Retail)	1,682,407
25,777	SL Green Realty Corp. (REIT) (Office)	2,071,698
48,910	STAG Industrial, Inc. (REIT) (Industrial)	1,479,038
91,674	STORE Capital Corp. (REIT) (Diversified)	3,042,660
93,238	Urban Edge Properties (REIT) (Retail)	1,615,815
81,492	Ventas, Inc. (REIT) (Health Care)	5,569,978
15,653	WP Carey, Inc. (REIT) (Diversified)	1,270,711

		122,178,735

TOTAL COMMON STOCKS
(Cost $209,332,224)		$235,516,234

Shares	Dividend Rate	Value

Investment Company(b) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,520,531	2.308%	$4,520,531
(Cost $4,520,531)

TOTAL INVESTMENTS – 100.2%
(Cost $213,852,755)		$240,036,765

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(583,887)

NET ASSETS –100.0%		$239,452,878

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Australia – 9.6%
337,383	Centuria Industrial REIT (REIT) (Industrial)	$725,614
722,809	Cromwell Property Group (REIT) (Office)	586,102
138,906	Goodman Group (REIT) (Industrial)	1,468,206
527,416	GPT Group (The) (REIT) (Diversified)	2,278,886
549,775	Mirvac Group (REIT) (Diversified)	1,210,239
683,813	Scentre Group (REIT) (Retail)	1,845,460

		8,114,507

Canada – 6.5%
36,115	Allied Properties REIT (REIT) (Office)	1,306,378
33,577	Canadian Apartment Properties REIT (REIT) (Residential)	1,239,955
176,758	Chartwell Retirement Residences (Health Care)	2,054,337
86,395	Summit Industrial Income REIT (REIT) (Industrial)	849,733

		5,450,403

France – 6.3%
14,827	Gecina SA (REIT) (Diversified)	2,218,747
60,251	Klepierre SA (REIT) (Retail)	2,018,583
7,394	Unibail-Rodamco-Westfield (REIT) (Retail)	1,107,717

		5,345,047

Germany – 9.5%
73,778	alstria office REIT-AG (REIT) (Office)	1,194,636
19,618	Instone Real Estate Group AG (Real Estate Development)*(a)	440,798
134,146	Vonovia SE (Real Estate Operating Companies)	6,408,130

		8,043,564

Hong Kong – 16.3%
611,000	CK Asset Holdings Ltd. (Real Estate Development)	4,786,622
128,400	Hongkong Land Holdings Ltd. (Real Estate Operating Companies)	827,631
188,500	Link REIT (REIT) (Retail)	2,319,571
302,975	Sun Hung Kai Properties Ltd. (Diversified)	5,139,991
95,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Operating Companies)	669,505

		13,743,320

Ireland – 2.2%
76,146	Dalata Hotel Group plc (Hotel)	407,385
711,200	Green REIT plc (REIT) (Office)	1,463,831

		1,871,216

Japan – 24.0%
409	Activia Properties, Inc. (REIT) (Diversified)	1,780,193
2,204	GLP J-REIT (REIT) (Industrial)	2,510,330

Common Stocks – (continued)
Japan – (continued)
3,883	Invincible Investment Corp. (REIT) (Hotel)	2,011,307
1,104	Japan Rental Housing Investments, Inc. (REIT) (Residential)	858,327
268,600	Mitsubishi Estate Co. Ltd. (Diversified)	5,006,021
108,100	Mitsui Fudosan Co. Ltd. (Diversified)	2,627,283
294	Mitsui Fudosan Logistics Park, Inc. (REIT) (Industrial)	999,842
487	Sankei Real Estate, Inc. (REIT) (Office)*	537,689
109,700	Sumitomo Realty & Development Co. Ltd. (Diversified)	3,924,490

		20,255,482

Norway – 1.6%
85,660	Entra ASA (Real Estate Operating Companies)(a)	1,316,565

Singapore – 4.8%
1,443,600	Ascendas India Trust (Real Estate Operating Companies)	1,451,069
501,700	CapitaLand Ltd. (Diversified)	1,310,054
97,500	City Developments Ltd. (Diversified)	682,981
384,900	Mapletree Industrial Trust (REIT) (Industrial)	637,459

		4,081,563

Spain – 2.8%
20,048	Aedas Homes SAU (Real Estate Development)*(a)	476,448
136,406	Merlin Properties Socimi SA (REIT) (Diversified)	1,890,792

		2,367,240

Sweden – 2.3%
101,794	Castellum AB (Real Estate Operating Companies)	1,947,800

Switzerland – 2.1%
15,385	PSP Swiss Property AG (Registered) (Real Estate Operating Companies)	1,798,047

United Kingdom – 10.3%
144,169	Big Yellow Group plc (REIT) (Specialized)	1,813,259
46,137	Derwent London plc (REIT) (Office)	1,827,061
1,008,118	Tritax Big Box REIT plc (REIT) (Industrial)	1,976,935
735,842	Tritax EuroBox plc (REIT) (Diversified)(a)	895,297
179,523	UNITE Group plc (The) (REIT) (Residential)	2,221,383

		8,733,935

TOTAL COMMON STOCKS
(Cost $79,635,661)		$83,068,689

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(b) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,621,300	2.308%	$1,621,300
(Cost $1,621,300)

TOTAL INVESTMENTS – 100.2%
(Cost $81,256,961)		$84,689,989

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(129,304)

NET ASSETS –100.0%		$84,560,685

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Diversified – 1.0%
52,887	STORE Capital Corp. (REIT)	$1,755,320

Health Care – 12.4%
186,475	HCP, Inc. (REIT)	5,963,471
107,968	Healthcare Realty Trust, Inc. (REIT)	3,381,558
108,796	Ventas, Inc. (REIT)	7,436,207
49,619	Welltower, Inc. (REIT)	4,045,437

		20,826,673

Hotel – 5.5%
30,146	Chesapeake Lodging Trust (REIT)	856,749
133,133	Host Hotels & Resorts, Inc. (REIT)	2,425,683
174,436	RLJ Lodging Trust (REIT)	3,094,495
36,681	Ryman Hospitality Properties, Inc. (REIT)	2,974,462

		9,351,389

Industrial – 12.2%
158,792	Duke Realty Corp. (REIT)	5,019,415
168,969	Prologis, Inc. (REIT)	13,534,417
60,194	STAG Industrial, Inc. (REIT)	1,820,267

		20,374,099

IT Consulting & Other Services – 1.5%
31,877	InterXion Holding NV*	2,425,521

Office – 13.7%
45,165	Alexandria Real Estate Equities, Inc. (REIT)	6,372,330
40,506	Boston Properties, Inc. (REIT)	5,225,274
59,384	Douglas Emmett, Inc. (REIT)	2,365,859
84,009	Hudson Pacific Properties, Inc. (REIT)	2,794,979
42,202	Kilroy Realty Corp. (REIT)	3,114,930
38,217	SL Green Realty Corp. (REIT)	3,071,500

		22,944,872

Real Estate Services – 0.8%
78,528	Cushman & Wakefield plc*	1,404,081

Residential – 21.9%
47,433	AvalonBay Communities, Inc. (REIT)	9,637,437
46,701	Camden Property Trust (REIT)	4,875,117
32,014	Equity LifeStyle Properties, Inc. (REIT)	3,884,579
116,222	Equity Residential (REIT)	8,823,574
15,779	Essex Property Trust, Inc. (REIT)	4,606,363
186,213	Invitation Homes, Inc. (REIT)	4,977,473

		36,804,543

Retail – 12.8%
30,817	Acadia Realty Trust (REIT)	843,461
28,173	Federal Realty Investment Trust (REIT)	3,627,555
78,092	Simon Property Group, Inc. (REIT)	12,475,978
167,489	SITE Centers Corp. (REIT)	2,217,554
135,312	Urban Edge Properties (REIT)	2,344,957

		21,509,505

Common Stocks – (continued)
Specialized – 17.6%
15,394	Crown Castle International Corp. (REIT)	2,006,608
64,840	CyrusOne, Inc. (REIT)	3,742,565
32,028	Digital Realty Trust, Inc. (REIT)	3,772,578
11,258	Equinix, Inc. (REIT)	5,677,297
44,702	Extra Space Storage, Inc. (REIT)	4,742,882
30,241	Life Storage, Inc. (REIT)	2,875,314
28,569	Public Storage (REIT)	6,804,279

		29,621,523

TOTAL COMMON STOCKS
(Cost $111,488,147)		$167,017,526

Shares	Dividend Rate	Value

Investment Company(a) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
166,590	2.308%	$166,590
(Cost $166,590)

TOTAL INVESTMENTS – 99.5%
(Cost $111,654,737)		$167,184,116

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		923,574

NET ASSETS – 100.0%		$168,107,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
USD	—United States Dollar

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Bank of America NA	USD	1,724,813	EUR	1,532,000	07/10/2019	$(18,408)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $209,332,224, $79,635,661 and $111,488,147)	$235,516,234	$83,068,689	$167,017,526
Investments in affiliated issuers, at value (cost $4,520,531, $1,621,300 and $166,590)	4,520,531	1,621,300	166,590
Cash	740,175	45,716	579,937
Foreign currencies, at value (cost $95,357, $108,340 and $0)	95,373	108,717	—
Receivables:
Dividends	1,010,277	253,282	720,345
Foreign tax reclaims	166,358	275,491	—
Reimbursement from investment adviser	33,833	32,468	36,864
Fund shares sold	4,990	40,250	33,443
Investments sold	4,353	437,519	—
Other assets	42,637	60,108	53,886
Total assets	242,134,761	85,943,540	168,608,591

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	—	18,408
Payables:
Investments purchased	2,337,980	1,129,505	—
Management fees	185,176	66,283	122,009
Fund shares redeemed	25,982	47,158	226,186
Distribution and Service fees and Transfer Agency fees	6,280	3,361	20,096
Accrued expenses	126,465	136,548	114,202
Total liabilities	2,681,883	1,382,855	500,901

Net Assets:
Paid-in capital	210,469,821	89,860,257	98,169,806
Total distributable earnings (loss)	28,983,057	(5,299,572)	69,937,884
NET ASSETS	$239,452,878	$84,560,685	$168,107,690
Net Assets:
Class A	$581,149	$3,108,450	$28,457,076
Class C	62,144	141,949	3,125,171
Institutional	2,055,314	6,555,349	31,227,981
Service	—	—	1,749,761
Investor	31,742	109,795	8,322,238
Class P	40,288,356	74,581,634	92,575,328
Class R	31,139	—	1,845,769
Class R6	196,403,034	63,508	804,366
Total Net Assets	$239,452,878	$84,560,685	$168,107,690
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	51,863	469,268	1,930,863
Class C	5,553	21,249	223,012
Institutional	182,899	1,023,476	2,046,731
Service	—	—	117,744
Investor	2,830	16,719	559,352
Class P	3,594,123	11,670,369	6,070,531
Class R	2,778	—	126,712
Class R6	17,509,966	9,922	52,721
Net asset value, offering and redemption price per share:(a)
Class A	$11.21	$6.62	$14.74
Class C	11.19	6.68	14.01
Institutional	11.24	6.40	15.26
Service	—	—	14.86
Investor	11.22	6.57	14.88
Class P	11.21	6.39	15.25
Class R	11.21	—	14.57
Class R6	11.22	6.40	15.26

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $11.85, $7.01 and $15.60, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $228,454, $170,244 and $0)	$4,064,382	$1,541,723	$2,346,305

Dividends — affiliated issuers	47,578	16,521	22,106

Securities lending income — affiliated issuer	10,049	—	—

Total investment income	4,122,009	1,558,244	2,368,411

Expenses:

Management fees	1,252,343	418,395	727,963

Custody, accounting and administrative services	62,757	53,214	54,857

Professional fees	54,620	54,189	51,771

Registration fees	52,299	51,021	66,152

Transfer Agency fees(a)	41,142	16,230	59,237

Printing and mailing costs	22,096	15,297	20,690

Trustee fees	8,213	8,018	8,109

Distribution and Service fees(a)	1,246	5,042	58,038

Service share fees — Service and Shareholder Administration Plan	—	—	4,098

Other	14,689	29,338	19,380

Total expenses	1,509,405	650,744	1,070,295

Less — expense reductions	(212,514)	(212,215)	(220,308)

Net expenses	1,296,891	438,529	849,987

NET INVESTMENT INCOME	2,825,118	1,119,715	1,518,424

Realized and unrealized gain:

Net realized gain from:

Investments — unaffiliated issuers	5,349,699	1,385,349	9,995,870

Forward foreign currency exchange contracts	—	—	25,328

Foreign currency transactions	14,939	763	3,175

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	34,919,304	9,218,762	15,998,533

Forward foreign currency exchange contracts	—	—	(22,979)

Foreign currency translation	8,062	6,093	—

Net realized and unrealized gain	40,292,004	10,610,967	25,999,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,117,122	$11,730,682	$27,518,351

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Global Real Estate Securities	$939	$232	$75	$676	$42	$403	N/A	$27	$6,195	$27	$33,772
International Real Estate Securities	3,949	1,093	N/A	2,843	197	1,612	N/A	98	11,463	N/A	17
Real Estate Securities	35,736	17,697	4,605	25,729	3,185	6,193	$328	8,433	13,592	1,658	119

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund		International Real Estate Securities Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$2,825,118	$7,694,004	$1,119,715	$2,589,738

Net realized gain (loss)	5,364,638	(513,957)	1,386,112	1,093,599

Net change in unrealized gain (loss)	34,927,366	(24,402,772)	9,224,855	(10,549,283)

Net increase (decrease) in net assets resulting from operations	43,117,122	(17,222,725)	11,730,682	(6,865,946)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,035)	(21,735)	(27,290)	(72,733)

Class C Shares	(319)	(315)	(378)	(4,862)

Institutional Shares	(20,120)	(114,092)	(71,511)	(227,990)

Investor Shares	(290)	(609)	(1,100)	(2,509)

Class P Shares(a)	(402,523)	(359,656)	(822,303)	(2,124,941)

Class R Shares	(215)	(459)	—	—

Class R6 Shares	(2,022,140)	(6,882,760)	(693)	(11,771)

Return of capital

Class A Shares	—	(6,159)	—	—

Class C Shares	—	(145)	—	—

Institutional Shares	—	(36,030)	—	—

Investor Shares	—	(148)	—	—

Class P Shares(a)	—	(79,238)	—	—

Class R Shares	—	(147)	—	—

Class R6 Shares	—	(1,558,561)	—	—

Total distributions to shareholders	(2,450,642)	(9,060,054)	(923,275)	(2,444,806)

From share transactions:

Proceeds from sales of shares	12,469,548	388,120,447	2,083,488	117,088,263

Reinvestment of distributions	2,450,480	9,059,523	922,945	2,441,899

Cost of shares redeemed	(118,041,544)	(409,399,836)	(25,021,842)	(137,525,695)

Net decrease in net assets resulting from share transactions	(103,121,516)	(12,219,866)	(22,015,409)	(17,995,533)

TOTAL DECREASE	(62,455,036)	(38,502,645)	(11,208,002)	(27,306,285)

Net Assets:

Beginning of period	301,907,914	340,410,559	95,768,687	123,074,972
End of period	$239,452,878	$301,907,914	$84,560,685	$95,768,687

(a)	Commenced operations on April 17, 2018.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$1,518,424	$4,751,873

Net realized gain	10,024,373	24,114,327

Net change in unrealized gain (loss)	15,975,554	(38,901,542)

Net increase (decrease) in net assets resulting from operations	27,518,351	(10,035,342)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(223,836)	(4,351,150)

Class C Shares	(14,005)	(645,744)

Institutional Shares	(287,442)	(6,004,021)

Service Shares	(12,513)	(233,397)

Investor Shares	(78,017)	(1,352,024)

Class P Shares(a)	(860,426)	(15,469,785)

Class R Shares	(12,547)	(288,384)

Class R6 Shares	(7,455)	(130,756)

Total distributions to shareholders	(1,496,241)	(28,475,261)

From share transactions:

Proceeds from sales of shares	10,296,592	173,737,317

Reinvestment of distributions	1,457,000	27,655,532

Cost of shares redeemed	(32,019,146)	(273,708,249)

Net decrease in net assets resulting from share transactions	(20,265,554)	(72,315,400)

TOTAL INCREASE (DECREASE)	5,756,556	(110,826,003)

Net Assets:

Beginning of period	162,351,134	273,177,137

End of period	$168,107,690	$162,351,134

(a)	Commenced operations on April 17, 2018.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.79		$10.64	$10.05	$10.44	$10.00

Net investment income(a)	0.09		0.19	0.21	0.17	0.05

Net realized and unrealized gain (loss)	1.42		(0.79)	0.63	(0.08)	0.52

Total from investment operations	1.51		(0.60)	0.84	0.09	0.57

Distributions to shareholders from net investment income	(0.09)		(0.20)	(0.25)	(0.29)	(0.12)

Distributions to shareholders from net realized gains	—		—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.02)	—

Total distributions	(0.09)		(0.25)	(0.25)	(0.48)	(0.13)

Net asset value, end of period	$11.21		$9.79	$10.64	$10.05	$10.44

Total return(c)	15.31%		(5.77)%	8.50%	0.82%	5.71%

Net assets, end of period (in 000s)	$581		$905	$1,768	$32	$26

Ratio of net expenses to average net assets	1.36	%(d)	1.37%	1.39%	1.44%	1.40	%(d)

Ratio of total expenses to average net assets	1.52	%(d)	1.52%	1.59%	4.34%	15.24	%(d)

Ratio of net investment income to average net assets	1.67	%(d)	1.85%	2.03%	1.57%	1.43	%(d)

Portfolio turnover rate(e)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.79		$10.64	$10.04	$10.43	$10.00

Net investment income(a)	0.08		0.12	0.12	0.10	0.02

Net realized and unrealized gain (loss)	1.38		(0.80)	0.65	(0.09)	0.52

Total from investment operations	1.46		(0.68)	0.77	0.01	0.54

Distributions to shareholders from net investment income	(0.06)		(0.12)	(0.17)	(0.21)	(0.10)

Distributions to shareholders from net realized gains	—		—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.02)	—

Total distributions	(0.06)		(0.17)	(0.17)	(0.40)	(0.11)

Net asset value, end of period	$11.19		$9.79	$10.64	$10.04	$10.43

Total return(c)	14.90%		(6.45)%	7.72%	0.11%	5.41%

Net assets, end of period (in 000s)	$62		$27	$28	$36	$26

Ratio of net expenses to average net assets	2.11	%(d)	2.12%	2.15%	2.15%	2.15	%(d)

Ratio of total expenses to average net assets	2.27	%(d)	2.27%	2.79%	5.31%	16.01	%(d)

Ratio of net investment income to average net assets	1.49	%(d)	1.20%	1.15%	0.93%	0.68	%(d)

Portfolio turnover rate(e)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.82		$10.66	$10.06	$10.44	$10.00

Net investment income (loss)(a)	0.12		(0.03)	0.24	0.24	0.06

Net realized and unrealized gain (loss)	1.41		(0.54)	0.65	(0.10)	0.52

Total from investment operations	1.53		(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.11)		(0.22)	(0.29)	(0.32)	(0.13)

Distributions to shareholders from net realized gains	—		—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.03)	—

Total distributions	(0.11)		(0.27)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$11.24		$9.82	$10.66	$10.06	$10.44

Total return(c)	15.59%		(5.41)%	8.96%	1.30%	5.81%

Net assets, end of period (in 000s)	$2,055		$1,855	$338,527	$27,663	$3,043

Ratio of net expenses to average net assets	0.97	%(d)	1.00%	1.00%	1.00%	1.00	%(d)

Ratio of total expenses to average net assets	1.13	%(d)	1.18%	1.24%	2.82%	14.86	%(d)

Ratio of net investment income (loss) to average net assets	2.27	%(d)	(0.26)%	2.31%	2.23%	1.83	%(d)

Portfolio turnover rate(e)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80		$10.65	$10.05	$10.44	$10.00

Net investment income(b)	0.12		0.23	0.22	0.20	0.06

Net realized and unrealized gain (loss)	1.40		(0.81)	0.65	(0.09)	0.51

Total from investment operations	1.52		(0.58)	0.87	0.11	0.57

Distributions to shareholders from net investment income	(0.10)		(0.22)	(0.27)	(0.31)	(0.12)

Distributions to shareholders from net realized gains	—		—	— (c)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.02)	—

Total distributions	(0.10)		(0.27)	(0.27)	(0.50)	(0.13)

Net asset value, end of period	$11.22		$9.80	$10.65	$10.05	$10.44

Total return(d)	15.55%		(5.50)%	8.80%	1.05%	5.78%

Net assets, end of period (in 000s)	$32		$27	$29	$27	$26

Ratio of net expenses to average net assets	1.11	%(e)	1.12%	1.15%	1.15%	1.15	%(e)

Ratio of total expenses to average net assets	1.27	%(e)	1.27%	1.75%	4.22%	15.02	%(e)

Ratio of net investment income to average net assets	2.15	%(e)	2.20%	2.13%	1.85%	1.68	%(e)

Portfolio turnover rate(f)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.80		$10.30

Net investment income(a)	0.12		0.23

Net realized and unrealized gain (loss)	1.40		(0.50)

Total from investment operations	1.52		(0.27)

Distributions to shareholders from net investment income	(0.11)		(0.18)

Distributions to shareholders from return of capital	—		(0.05)

Total distributions	(0.11)		(0.23)

Net asset value, end of period	$11.21		$9.80

Total return(b)	15.53%		(2.69)%

Net assets, end of period (in 000s)	$40,288		$39,405

Ratio of net expenses to average net assets	0.96	%(c)	0.96	%(c)

Ratio of total expenses to average net assets	1.12	%(c)	1.11	%(c)

Ratio of net investment income to average net assets	2.25	%(c)	3.15	%(c)

Portfolio turnover rate(d)	24%		67%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80		$10.65	$10.05	$10.44	$10.00

Net investment income(a)	0.09		0.18	0.17	0.14	0.04

Net realized and unrealized gain (loss)	1.40		(0.81)	0.65	(0.08)	0.52

Total from investment operations	1.49		(0.63)	0.82	0.06	0.56

Distributions to shareholders from net investment income	(0.08)		(0.17)	(0.22)	(0.26)	(0.11)

Distributions to shareholders from net realized gains	—		—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.02)	—

Total distributions	(0.08)		(0.22)	(0.22)	(0.45)	(0.12)

Net asset value, end of period	$11.21		$9.80	$10.65	$10.05	$10.44

Total return(c)	15.19%		(5.97)%	8.26%	0.57%	5.65%

Net assets, end of period (in 000s)	$31		$27	$29	$27	$26

Ratio of net expenses to average net assets	1.61	%(d)	1.62%	1.65%	1.65%	1.65	%(d)

Ratio of total expenses to average net assets	1.77	%(d)	1.77%	2.25%	4.73%	15.51	%(d)

Ratio of net investment income to average net assets	1.65	%(d)	1.70%	1.63%	1.35%	1.18	%(d)

Portfolio turnover rate(e)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period August 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.80		$10.66	$10.06	$10.44	$10.00

Net investment income(a)	0.11		0.29	0.24	0.21	0.06

Net realized and unrealized gain (loss)	1.42		(0.86)	0.65	(0.07)	0.52

Total from investment operations	1.53		(0.57)	0.89	0.14	0.58

Distributions to shareholders from net investment income	(0.11)		(0.24)	(0.29)	(0.33)	(0.13)

Distributions to shareholders from net realized gains	—		—	— (b)	(0.17)	(0.01)

Distributions to shareholders from return of capital	—		(0.05)	—	(0.02)	—

Total distributions	(0.11)		(0.29)	(0.29)	(0.52)	(0.14)

Net asset value, end of period	$11.22		$9.80	$10.66	$10.06	$10.44

Total return(c)	15.63%		(5.44)%	8.97%	1.31%	5.82%

Net assets, end of period (in 000s)	$196,403		$259,662	$29	$27	$26

Ratio of net expenses to average net assets	0.96	%(d)	0.97%	0.99%	0.98%	0.97	%(d)

Ratio of total expenses to average net assets	1.12	%(d)	1.11%	1.59%	4.05%	14.85	%(d)

Ratio of net investment income to average net assets	2.07	%(d)	2.76%	2.29%	2.02%	1.85	%(d)

Portfolio turnover rate(e)	24%		67%	58%	60%	14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$5.90		$6.48	$5.73	$6.09	$6.38	$6.54

Net investment income(a)	0.07		0.13	0.12	0.12	0.10	0.21	(b)

Net realized and unrealized gain (loss)	0.71		(0.59)	0.89	(0.23)	(0.24)	(0.14)

Total from investment operations	0.78		(0.46)	1.01	(0.11)	(0.14)	0.07

Distributions to shareholders from net investment income	(0.06)		(0.12)	(0.26)	(0.25)	(0.15)	(0.23)

Net asset value, end of period	$6.62		$5.90	$6.48	$5.73	$6.09	$6.38

Total return(c)	13.19%		(7.19)%	17.89%	(1.84)%	(2.25)%	1.05%

Net assets, end of period (in 000s)	$3,108		$3,081	$4,377	$5,400	$7,702	$10,017

Ratio of net expenses to average net assets	1.38	%(d)	1.38%	1.39%	1.39%	1.41%	1.46%

Ratio of total expenses to average net assets	1.86	%(d)	1.76%	1.70%	1.62%	1.62%	1.61%

Ratio of net investment income to average net assets	2.21	%(d)	2.04%	2.02%	1.90%	1.50%	3.13	%(b)

Portfolio turnover rate(e)	14%		43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$5.94		$6.50	$5.73	$6.09	$6.38	$6.53

Net investment income(a)	0.04		0.09	0.08	0.07	0.05	0.16	(b)

Net realized and unrealized gain (loss)	0.72		(0.60)	0.90	(0.23)	(0.24)	(0.13)

Total from investment operations	0.76		(0.51)	0.98	(0.16)	(0.19)	0.03

Distributions to shareholders from net investment income	(0.02)		(0.05)	(0.21)	(0.20)	(0.10)	(0.18)

Net asset value, end of period	$6.68		$5.94	$6.50	$5.73	$6.09	$6.38

Total return(c)	12.74%		(7.89)%	17.23%	(2.65)%	(3.03)%	0.44%

Net assets, end of period (in 000s)	$142		$231	$810	$1,148	$1,622	$1,962

Ratio of net expenses to average net assets	2.13	%(d)	2.13%	2.14%	2.14%	2.16%	2.21%

Ratio of total expenses to average net assets	2.61	%(d)	2.49%	2.44%	2.37%	2.37%	2.36%

Ratio of net investment income to average net assets	1.35	%(d)	1.38%	1.26%	1.12%	0.76%	2.42	%(b)

Portfolio turnover rate(e)	14%		43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$5.71		$6.26	$5.54	$5.91	$6.19	$6.35

Net investment income(a)	0.07		0.18	0.14	0.14	0.12	0.22	(b)

Net realized and unrealized gain (loss)	0.69		(0.60)	0.87	(0.24)	(0.22)	(0.12)

Total from investment operations	0.76		(0.42)	1.01	(0.10)	(0.10)	0.10

Distributions to shareholders from net investment income	(0.07)		(0.13)	(0.29)	(0.27)	(0.18)	(0.26)

Net asset value, end of period	$6.40		$5.71	$6.26	$5.54	$5.91	$6.19

Total return(c)	13.32%		(6.72)%	18.45%	(1.63)%	(1.73)%	1.53%

Net assets, end of period (in 000s)	$6,555		$10,138	$117,768	$297,473	$333,601	$379,651

Ratio of net expenses to average net assets	0.99	%(d)	0.99%	0.99%	0.99%	1.01%	1.05%

Ratio of total expenses to average net assets	1.46	%(d)	1.35%	1.28%	1.22%	1.22%	1.21%

Ratio of net investment income to average net assets	2.28	%(d)	2.90%	2.44%	2.28%	1.92%	3.42	%(b)

Portfolio turnover rate(e)	14%		43%	38%	41%	45%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$5.85		$6.43	$5.68	$6.04	$6.33	$6.48

Net investment income(b)	0.08		0.14	0.16	0.12	0.11	0.20	(c)

Net realized and unrealized gain (loss)	0.71		(0.58)	0.87	(0.22)	(0.24)	(0.11)

Total from investment operations	0.79		(0.44)	1.03	(0.10)	(0.13)	0.09

Distributions to shareholders from net investment income	(0.07)		(0.14)	(0.28)	(0.26)	(0.16)	(0.24)

Net asset value, end of period	$6.57		$5.85	$6.43	$5.68	$6.04	$6.33

Total return(d)	13.45%		(7.00)%	18.29%	(1.57)%	(2.04)%	1.38%

Net assets, end of period (in 000s)	$110		$103	$109	$107	$88	$193

Ratio of net expenses to average net assets	1.13	%(e)	1.13%	1.14%	1.14%	1.17%	1.21%

Ratio of total expenses to average net assets	1.61	%(e)	1.52%	1.45%	1.37%	1.37%	1.35%

Ratio of net investment income to average net assets	2.43	%(e)	2.24%	2.54%	2.05%	1.64%	2.98	%(c)

Portfolio turnover rate(f)	14%		43%	38%	41%	45%	50%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$5.70		$6.38

Net investment income(a)	0.08		0.08

Net realized and unrealized gain (loss)	0.68		(0.61)

Total from investment operations	0.76		(0.53)

Distributions to shareholders from net investment income	(0.07)		(0.15)

Net asset value, end of period	$6.39		$5.70

Total return(b)	13.35%		(8.45)%

Net assets, end of period (in 000s)	$74,582		$82,014

Ratio of net expenses to average net assets	0.98	%(c)	0.98	%(c)

Ratio of total expenses to average net assets	1.46	%(c)	1.39	%(c)

Ratio of net investment income to average net assets	2.59	%(c)	1.85	%(c)

Portfolio turnover rate(d)	14%		43%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Real Estate Securities Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period July 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$5.70		$6.26	$5.54	$5.91	$6.33

Net investment income(a)	0.06		0.24	0.14	0.13	0.05

Net realized and unrealized gain (loss)	0.71		(0.65)	0.87	(0.23)	(0.37)

Total from investment operations	0.77		(0.41)	1.01	(0.10)	(0.32)

Distributions to shareholders from net investment income	(0.07)		(0.15)	(0.29)	(0.27)	(0.10)

Net asset value, end of period	$6.40		$5.70	$6.26	$5.54	$5.91

Total return(b)	13.52%		(6.71)%	18.48%	(1.61)%	(5.03)%

Net assets, end of period (in 000s)	$64		$202	$11	$9	$9

Ratio of net expenses to average net assets	0.98	%(c)	0.98%	0.99%	1.02%	0.99	%(c)

Ratio of total expenses to average net assets	1.45	%(c)	1.29%	1.29%	1.18%	1.15	%(c)

Ratio of net investment income to average net assets	1.84	%(c)	3.86%	2.41%	2.26%	1.91	%(c)

Portfolio turnover rate(d)	14%		43%	38%	41%	45%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.61		$15.53	$18.40	$19.59	$19.83	$15.54

Net investment income(a)	0.11		0.28	0.30	0.33	0.29	0.21	(b)

Net realized and unrealized gain (loss)	2.13		(0.94)	0.06	0.71	0.30	4.36

Total from investment operations	2.24		(0.66)	0.36	1.04	0.59	4.57

Distributions to shareholders from net investment income	(0.11)		(0.37)	(0.29)	(0.32)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.11)		(2.26)	(3.23)	(2.23)	(0.83)	(0.28)

Net asset value, end of period	$14.74		$12.61	$15.53	$18.40	$19.59	$19.83

Total return(c)	17.81%		(5.39)%	2.11%	5.38%	3.14%	29.63%

Net assets, end of period (in 000s)	$28,457		$26,002	$38,120	$54,869	$57,936	$73,103

Ratio of net expenses to average net assets	1.30	%(d)	1.30%	1.31%	1.31%	1.26%	1.39%

Ratio of total expenses to average net assets	1.56	%(d)	1.50%	1.54%	1.52%	1.51%	1.52%

Ratio of net investment income to average net assets	1.54	%(d)	1.88%	1.65%	1.62%	1.44%	1.15	%(b)

Portfolio turnover rate(e)	25%		43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.99		$14.88	$17.79	$19.03	$19.32	$15.18

Net investment income(a)	0.05		0.12	0.16	0.18	0.14	0.07	(b)

Net realized and unrealized gain (loss)	2.03		(0.85)	0.06	0.68	0.30	4.25

Total from investment operations	2.08		(0.73)	0.22	0.86	0.44	4.32

Distributions to shareholders from net investment income	(0.06)		(0.27)	(0.19)	(0.19)	(0.21)	(0.18)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.06)		(2.16)	(3.13)	(2.10)	(0.73)	(0.18)

Net asset value, end of period	$14.01		$11.99	$14.88	$17.79	$19.03	$19.32

Total return(c)	17.36%		(6.12)%	1.38%	4.56%	2.39%	28.64%

Net assets, end of period (in 000s)	$3,125		$3,568	$12,421	$15,578	$15,056	$16,497

Ratio of net expenses to average net assets	2.05	%(d)	2.05%	2.06%	2.06%	2.01%	2.14%

Ratio of total expenses to average net assets	2.31	%(d)	2.25%	2.29%	2.27%	2.26%	2.26%

Ratio of net investment income to average net assets	0.68	%(d)	0.83%	0.92%	0.91%	0.73%	0.39	%(b)

Portfolio turnover rate(e)	25%		43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$13.05		$15.98	$18.81	$19.97	$20.18	$15.80

Net investment income(a)	0.14		0.23	0.37	0.41	0.38	0.27	(b)

Net realized and unrealized gain (loss)	2.21		(0.86)	0.08	0.74	0.30	4.44

Total from investment operations	2.35		(0.63)	0.45	1.15	0.68	4.71

Distributions to shareholders from net investment income	(0.14)		(0.41)	(0.34)	(0.40)	(0.37)	(0.33)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.14)		(2.30)	(3.28)	(2.31)	(0.89)	(0.33)

Net asset value, end of period	$15.26		$13.05	$15.98	$18.81	$19.97	$20.18

Total return(c)	18.02%		(5.04)%	2.58%	5.81%	3.56%	30.10%

Net assets, end of period (in 000s)	$31,228		$31,337	$206,095	$397,211	$463,105	$502,407

Ratio of net expenses to average net assets	0.91	%(d)	0.91%	0.91%	0.91%	0.86%	0.99%

Ratio of total expenses to average net assets	1.17	%(d)	1.12%	1.14%	1.12%	1.11%	1.11%

Ratio of net investment income to average net assets	1.88	%(d)	1.50%	1.98%	2.03%	1.88%	1.49	%(b)

Portfolio turnover rate(e)	25%		43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.71		$15.65	$18.52	$19.71	$19.94	$15.63

Net investment income(a)	0.11		0.26	0.29	0.31	0.27	0.18	(b)

Net realized and unrealized gain (loss)	2.15		(0.95)	0.06	0.72	0.32	4.39

Total from investment operations	2.26		(0.69)	0.35	1.03	0.59	4.57

Distributions to shareholders from net investment income	(0.11)		(0.36)	(0.28)	(0.31)	(0.30)	(0.26)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.11)		(2.25)	(3.22)	(2.22)	(0.82)	(0.26)

Net asset value, end of period	$14.86		$12.71	$15.65	$18.52	$19.71	$19.94

Total return(c)	17.77%		(5.56)%	2.07%	5.20%	3.09%	29.49%

Net assets, end of period (in 000s)	$1,750		$1,429	$2,446	$2,951	$2,744	$3,527

Ratio of net expenses to average net assets	1.41	%(d)	1.41%	1.41%	1.41%	1.36%	1.49%

Ratio of total expenses to average net assets	1.67	%(d)	1.61%	1.64%	1.62%	1.61%	1.61%

Ratio of net investment income to average net assets	1.49	%(d)	1.73%	1.60%	1.55%	1.35%	0.98	%(b)

Portfolio turnover rate(e)	25%		43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.73		$15.65	$18.50	$19.68	$19.90	$15.59

Net investment income(b)	0.12		0.31	0.36	0.39	0.35	0.31	(c)

Net realized and unrealized gain (loss)	2.16		(0.94)	0.06	0.71	0.30	4.31

Total from investment operations	2.28		(0.63)	0.42	1.10	0.65	4.62

Distributions to shareholders from net investment income	(0.13)		(0.40)	(0.33)	(0.37)	(0.35)	(0.31)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.13)		(2.29)	(3.27)	(2.28)	(0.87)	(0.31)

Net asset value, end of period	$14.88		$12.73	$15.65	$18.50	$19.68	$19.90

Total return(d)	17.92%		(5.18)%	2.42%	5.65%	3.44%	29.94%

Net assets, end of period (in 000s)	$8,322		$7,969	$10,776	$8,467	$7,283	$6,900

Ratio of net expenses to average net assets	1.05	%(e)	1.05%	1.06%	1.06%	1.01%	1.14%

Ratio of total expenses to average net assets	1.31	%(e)	1.25%	1.29%	1.27%	1.26%	1.27%

Ratio of net investment income to average net assets	1.70	%(e)	2.10%	1.99%	1.92%	1.77%	1.70	%(c)

Portfolio turnover rate(f)	25%		43%	35%	31%	41%	52%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$13.04		$14.90

Net investment income(a)	0.14		0.39

Net realized and unrealized gain (loss)	2.21		(0.01)

Total from investment operations	2.35		0.38

Distributions to shareholders from net investment income	(0.14)		(0.35)

Distributions to shareholders from net realized gains	—		(1.89)

Total distributions	(0.14)		(2.24)

Net asset value, end of period	$15.25		$13.04

Total return(b)	18.04%		1.36%

Net assets, end of period (in 000s)	$92,575		$89,479

Ratio of net expenses to average net assets	0.90	%(c)	0.90	%(c)

Ratio of total expenses to average net assets	1.16	%(c)	1.07	%(c)

Ratio of net investment income to average net assets	1.95	%(c)	3.56	%(c)

Portfolio turnover rate(d)	25%		43%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$12.47		$15.39	$18.27	$19.47	$19.73	$15.48

Net investment income(a)	0.09		0.24	0.26	0.29	0.27	0.19	(b)

Net realized and unrealized gain (loss)	2.11		(0.93)	0.05	0.70	0.27	4.31

Total from investment operations	2.20		(0.69)	0.31	0.99	0.54	4.50

Distributions to shareholders from net investment income	(0.10)		(0.34)	(0.25)	(0.28)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)	—

Total distributions	(0.10)		(2.23)	(3.19)	(2.19)	(0.80)	(0.25)

Net asset value, end of period	$14.57		$12.47	$15.39	$18.27	$19.47	$19.73

Total return(c)	17.64%		(5.62)%	1.92%	5.08%	2.89%	29.29%

Net assets, end of period (in 000s)	$1,846		$1,770	$3,092	$4,156	$3,149	$1,877

Ratio of net expenses to average net assets	1.55	%(d)	1.55%	1.56%	1.56%	1.50%	1.64%

Ratio of total expenses to average net assets	1.81	%(d)	1.75%	1.79%	1.77%	1.77%	1.77%

Ratio of net investment income to average net assets	1.28	%(d)	1.60%	1.45%	1.44%	1.38%	1.05	%(b)

Portfolio turnover rate(e)	25%		43%	35%	31%	41%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the period July 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$13.05		$15.98	$18.81	$19.98	$19.93

Net investment income(a)	0.14		0.16	0.41	0.46	0.22

Net realized and unrealized gain (loss)	2.21		(0.79)	0.05	0.68	0.48

Total from investment operations	2.35		(0.63)	0.46	1.14	0.70

Distributions to shareholders from net investment income	(0.14)		(0.41)	(0.35)	(0.40)	(0.13)

Distributions to shareholders from net realized gains	—		(1.89)	(2.94)	(1.91)	(0.52)

Total distributions	(0.14)		(2.30)	(3.29)	(2.31)	(0.65)

Net asset value, end of period	$15.26		$13.05	$15.98	$18.81	$19.98

Total return(b)	18.03%		(5.03)%	2.60%	5.77%	3.64%

Net assets, end of period (in 000s)	$804		$797	$227	$42	$10

Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.91	%(c)

Ratio of total expenses to average net assets	1.16	%(c)	1.08%	1.14%	1.09%	1.07	%(c)

Ratio of net investment income to average net assets	1.92	%(c)	1.02%	2.23%	2.25%	2.65	%(c)

Portfolio turnover rate(d)	25%		43%	35%	31%	41%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, P, R and R6	Diversified
International Real Estate Securities	A, C, Institutional, Investor, P and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, Investor, P, R and R6	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

53

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

54

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

55

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$50,692,142	$—

Australia and Oceania	—	11,953,800	—

Europe	—	43,340,708	—

North America	129,529,584	—	—

Investment Company	4,520,531	—	—

Total	$134,050,115	$105,986,650	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$38,080,365	$—

Australia and Oceania	—	8,114,507	—

Europe	—	31,423,414	—

North America	5,450,403	—	—

Investment Company	1,621,300	—	—

Total	$7,071,703	$77,618,286	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.

56

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,425,521	$—	$—

North America	164,592,005

Investment Company	166,590	—	—

Total	$167,184,116	$—	$—

Derivative Type

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(18,408)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Real Estate Securities	Currency	—	$—	Payable for unrealized loss on forward foreign currency exchange contracts	$(18,408)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Real Estate Securities	Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$25,328	$(22,979)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

57

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Global Real Estate Securities	0.93%	0.84%	0.80%	0.78%	0.76%	0.93%	0.93%
International Real Estate Securities	0.95	0.95	0.86	0.81	0.80	0.95	0.95
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.87

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $3,230, $1,128 and $1,514 of the Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

58

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Real Estate Securities	$6	$3
Real Estate Securities	689	3

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$3,230	$209,284	$—	$212,514
International Real Estate Securities	1,128	209,314	1,773	212,215
Real Estate Securities	1,514	217,608	1,186	220,308

G.  Line of Credit Facility — As of June 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2019, Goldman Sachs earned $16 in brokerage commissions from portfolio transactions on behalf of the Real Estate Securities Fund.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
Global Real Estate Securities	$19,490,688	$55,677,113	$(70,647,270)	$4,520,531	4,520,531	$47,578
International Real Estate Securities	2,155,823	16,921,939	(17,456,462)	1,621,300	1,621,300	16,521
Real Estate Securities	—	17,439,112	(17,272,522)	166,590	166,590	22,106

As of June 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Global Real Estate Securities	5%	49%	95%	100%	100%	—%
International Real Estate Securities	—	8	—	9	—	18

As of June 30, 2019, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Dynamic Global Equity Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Real Estate Securities	5%	6%	7%	6%	26%	27%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$62,185,359	$153,897,133
International Real Estate Securities	12,385,119	32,163,372
Real Estate Securities	41,101,006	60,579,063

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. SECURITIES LENDING (continued)

value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Global Real Estate Fund did not have securities on loan as of June 30, 2019.

Both the Global Real Estate Securities Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Global Real Estate Securities	$1,117	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019
Global Real Estate Securities	$—	$11,864,148	$(11,864,148)	$—

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2018, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Capital loss carryforwards:
Perpetual Short-term	$(181,633)	$(299,100)	$—
Perpetual Long-term	(308,098)	(9,461,007)	—
Total capital loss carryforwards	$(489,731)	$(9,760,107)	$—
Timing differences (Qualified Late Year Loss Deferral/§857 (b) (9) Deferred Dividend/Post October Loss Deferral/Disallowed Passive Activity Loss)	$283,962	$(169,270)	$(260,957)

As of June 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$216,422,173	$81,840,681	$113,016,385
Gross unrealized gain	29,419,942	8,065,056	57,072,757
Gross unrealized loss	(5,805,350)	(5,215,748)	(2,905,026)
Net unrealized gain (loss)	$23,614,592	$2,849,308	$54,167,731

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, differences related to the tax treatment of underlying fund investments, partnership investments and passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

9. OTHER RISKS (continued)

invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The International Real Estate Securities and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23	$256	11,051	$110,508
Reinvestment of distributions	451	5,035	2,711	27,874
Shares redeemed	(41,043)	(443,255)	(87,523)	(895,560)
	(40,569)	(437,964)	(73,761)	(757,178)
Class C Shares
Shares sold	2,808	30,000	—	—
Reinvestment of distributions	29	319	45	460
Shares redeemed	—	—	—	5
	2,837	30,319	45	465
Institutional Shares
Shares sold	—	—	1,222,030	12,873,264
Reinvestment of distributions	1,784	19,958	14,648	149,611
Shares redeemed	(7,771)	(85,473)	(32,816,684)	(326,905,045)
	(5,987)	(65,515)	(31,580,006)	(313,882,170)
Investor Shares
Reinvestment of distributions	26	290	74	757
Shares redeemed	—	—	—	5
	26	290	74	762
Class P Shares(a)
Shares sold	175,248	1,867,391	4,428,967	45,383,426
Reinvestment of distributions	36,036	402,523	42,829	438,894
Shares redeemed	(639,663)	(6,909,665)	(449,294)	(4,591,608)
	(428,379)	(4,639,751)	4,022,502	41,230,712
Class R Shares
Reinvestment of distributions	19	215	59	606
Shares redeemed	—	—	—	5
	19	215	59	611
Class R6 Shares
Shares sold	952,036	10,571,901	33,154,492	329,753,249
Reinvestment of distributions	181,033	2,022,140	821,046	8,441,321
Shares redeemed	(10,114,586)	(110,603,151)	(7,486,795)	(77,007,638)
	(8,981,517)	(98,009,110)	26,488,743	261,186,932

NET DECREASE	(9,453,570)	$(103,121,516)	(1,142,344)	$(12,219,866)

(a)	Commenced operations on April 17, 2018.

65

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,263	$47,778	102,801	$658,762
Reinvestment of distributions	4,088	27,023	11,578	72,106
Shares redeemed	(64,046)	(414,196)	(267,656)	(1,706,515)
	(52,695)	(339,395)	(153,277)	(975,647)
Class C Shares
Shares sold	3,980	25,800	1,347	9,031
Reinvestment of distributions	57	378	761	4,862
Shares redeemed	(21,661)	(142,334)	(87,925)	(563,412)
	(17,624)	(116,156)	(85,817)	(549,519)
Institutional Shares
Shares sold	3,312	20,746	428,434	2,715,056
Reinvestment of distributions	11,164	71,448	37,833	225,710
Shares redeemed	(766,612)	(4,865,392)	(17,488,827)	(111,884,808)
	(752,136)	(4,773,198)	(17,022,560)	(108,944,042)
Investor Shares
Shares sold	4,116	26,102	13,116	81,200
Reinvestment of distributions	168	1,100	408	2,509
Shares redeemed	(5,163)	(33,288)	(12,924)	(78,892)
	(879)	(6,086)	600	4,817
Class P Shares(a)
Shares sold	325,539	1,945,562	17,791,513	112,301,001
Reinvestment of distributions	128,887	822,303	355,249	2,124,941
Shares redeemed	(3,180,636)	(19,387,632)	(3,750,183)	(22,161,241)
	(2,726,210)	(16,619,767)	14,396,579	92,264,701
Class R6 Shares
Shares sold	2,985	17,500	211,882	1,323,213
Reinvestment of distributions	108	693	1,936	11,771
Shares redeemed	(28,525)	(179,000)	(180,233)	(1,130,827)
	(25,432)	(160,807)	33,585	204,157

NET DECREASE	(3,574,976)	$(22,015,409)	(2,830,890)	$(17,995,533)

(a)	Commenced operations on April 17, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	96,170	$1,370,053	428,269	$6,523,130
Reinvestment of distributions	13,630	199,367	277,579	3,883,857
Shares redeemed	(241,153)	(3,488,494)	(1,097,552)	(16,145,265)
	(131,353)	(1,919,074)	(391,704)	(5,738,278)
Class C Shares
Shares sold	8,655	118,253	44,579	636,170
Reinvestment of distributions	842	11,725	42,238	564,452
Shares redeemed	(83,997)	(1,151,614)	(623,794)	(9,023,570)
	(74,500)	(1,021,636)	(536,977)	(7,822,948)
Institutional Shares
Shares sold	71,986	1,055,342	1,817,851	26,624,360
Reinvestment of distributions	18,929	286,508	409,345	5,974,354
Shares redeemed	(446,061)	(6,440,979)	(12,723,463)	(198,938,100)
	(355,146)	(5,099,129)	(10,496,267)	(166,339,386)
Service Shares
Shares sold	10,487	151,034	30,587	443,406
Reinvestment of distributions	413	6,090	8,223	116,078
Shares redeemed	(5,538)	(80,606)	(82,746)	(1,260,718)
	5,362	76,518	(43,936)	(701,234)
Investor Shares
Shares sold	216,625	3,093,562	323,155	4,905,020
Reinvestment of distributions	5,284	78,017	95,922	1,352,025
Shares redeemed	(288,769)	(4,204,624)	(481,591)	(7,130,821)
	(66,860)	(1,033,045)	(62,514)	(873,776)
Class P Shares(a)
Shares sold	300,560	4,327,415	7,730,538	122,203,459
Reinvestment of distributions	56,843	860,384	1,069,090	15,469,785
Shares redeemed	(1,148,306)	(16,129,798)	(1,938,194)	(28,227,623)
	(790,903)	(10,941,999)	6,861,434	109,445,621
Class R Shares
Shares sold	11,952	168,251	61,635	897,688
Reinvestment of distributions	515	7,454	11,828	164,225
Shares redeemed	(27,738)	(384,652)	(132,383)	(1,966,764)
	(15,271)	(208,947)	(58,920)	(904,851)
Class R6 Shares
Shares sold	849	12,682	750,418	11,504,084
Reinvestment of distributions	493	7,455	9,014	130,756
Shares redeemed	(9,694)	(138,379)	(712,548)	(11,015,388)
	(8,352)	(118,242)	46,884	619,452

NET DECREASE	(1,437,023)	$(20,265,554)	(4,682,000)	$(72,315,400)

(a)	Commenced operations on April 17, 2018.

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Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Class A
Actual	$1,000	$1,153.10		$7.26	$1,000	$1,131.90		$7.29	$1,000	$1,178.10		$7.02
Hypothetical 5% return	1,000	1,018.05	+	6.81	1,000	1,017.95	+	6.90	1,000	1,018.35	+	6.51
Class C
Actual	1,000	1,149.00		11.24	1,000	1,127.40		11.24	1,000	1,173.60		11.05
Hypothetical 5% return	1,000	1,014.33	+	10.54	1,000	1,014.23	+	10.64	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,155.90		5.19	1,000	1,133.20		5.24	1,000	1,180.20		4.92
Hypothetical 5% return	1,000	1,019.98	+	4.86	1,000	1,019.89	+	4.96	1,000	1,020.28	+	4.56
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,177.70		7.61
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.80	+	7.05
Investor
Actual	1,000	1,155.50		5.93	1,000	1,134.50		5.98	1,000	1,179.20		5.67
Hypothetical 5% return	1,000	1,019.29	+	5.56	1,000	1,019.19	+	5.66	1,000	1,019.59	+	5.26
Class P
Actual	1,000	1,155.30		5.13	1,000	1,133.50		5.18	1,000	1,180.40		4.87
Hypothetical 5% return	1,000	1,020.03	+	4.81	1,000	1,019.93	+	4.91	1,000	1,020.33	+	4.51
Class R
Actual	1,000	1,151.90		8.59	N/A	N/A		N/A	1,000	1,176.40		8.36
Hypothetical 5% return	1,000	1,016.81	+	8.05	N/A	N/A		N/A	1,000	1,017.11	+	7.75
Class R6
Actual	1,000	1,156.30		5.13	1,000	1,135.20		5.19	1,000	1,180.30		4.87
Hypothetical 5% return	1,000	1,020.03	+	4.81	1,000	1,019.93	+	4.91	1,000	1,020.33	+	4.51

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Global Real Estate Securities	1.36%	2.11%	0.97%	N/A	1.11%	0.96%	1.61%	0.96%
International Real Estate Securities	1.38	2.13	0.99	N/A	1.13	0.98	N/A	0.98
Real Estate Securities	1.30	2.05	0.91	1.41%	1.05	0.90	1.55	0.90

68

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, (in the case of the Global Real Estate Securities Fund and International Real Estate Securities Fund) securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

70

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Global Real Estate Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2019. They observed that the International Real Estate Securities Fund had placed in the third quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one-, five- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Trustees considered that the International Real Estate Securities Fund has a “global” peer group and benchmark that contemplates investments in U.S. and non-U.S. securities, whereas the Fund invests only in non-U.S. securities. They also noted that the International Real Estate Securities Fund had experienced certain portfolio management changes in 2018. The Trustees observed that the Real Estate Securities Fund had placed in the third quartile of the Fund’s peer group for the one-year, five-year, and ten-year periods, and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

71

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund

First $1 billion	0.93%	0.95%	0.87%

Next $1 billion	0.84	0.95	0.78

Next $3 billion	0.80	0.86	0.74

Next $3 billion	0.78	0.81	0.73

Over $8 billion	0.76	0.80	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) (in the case of the Global Real Estate Securities Fund and International Real Estate Securities Fund) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) (in the case of the Global Real Estate Securities Fund and International Real Estate Securities Fund) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds

72

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

73

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 174943-OTU-1029967 RESSAR-19

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Alternative Funds
Absolute Return Tracker
Alternative Premia
Commodity Strategy
Managed Futures Strategy

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Alternative Funds

∎	ABSOLUTE RETURN TRACKER

∎	ALTERNATIVE PREMIA

∎	COMMODITY STRATEGY

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 7.13%, 6.76%, 7.36%, 7.21%, 7.37%, 6.97% and 7.37%, respectively. These returns compare to the 4.22% cumulative total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall posted solid gains during the Reporting Period, following losses in calendar year 2018. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, were strongest, returning 5.97%. Relative value hedge funds, as measured by the HFRX Relative Value Arbitrage Index, generated a return of 4.19%. Global macro hedge funds followed, with the HFRX Macro/CTA Index returning 2.58% for the Reporting Period. Event driven hedge funds were weakest, but posted similar returns to global macro hedge funds, with the HFRX Event Driven Index returning 2.50%.

As the Reporting Period began, hedge funds were up overall, with the HFRX Global Hedge Fund Index gaining 2.13% in the first month of 2019. Global equities posted gains across geographies for the month, rebounding from a challenging end to 2018. In January 2019, global government bond yields declined modestly; the U.S. dollar weakened overall relative to global currencies; and commodities posted gains for the month, led by energy. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Event Driven and Relative Value Arbitrage indices posted gains, while the HFRX Macro/CTA Index declined for the month. Hedge funds were again up overall in February 2019, with the HFRX Global Hedge Fund Index gaining 0.63% for the month. Equities continued to rally into February across geographies and regions amid recovering commodity prices and continued accommodative posturing from the U.S. Federal Reserve (the “Fed”). In February 2019, global government bond yields rose modestly, and the U.S. dollar strengthened slightly overall relative to global currencies. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Macro/CTA and Relative Value Arbitrage indices posted gains, while the HFRX Event Driven Index declined for the month. Hedge funds were slightly down overall in March 2019, with the HFRX Global Hedge Fund Index declining 0.17% for the month. Equities posted another month of gains in March across geographies and regions, while global government bond yields declined. The U.S. dollar strengthened slightly overall relative to global currencies. Hedge funds were mixed across styles in March, as the HFRX Equity Hedge and Macro/CTA indices posted gains, while the HFRX Event Driven and Relative Value Arbitrage indices declined for the month.

Hedge funds were up overall in April 2019, with the HFRX Global Hedge Fund Index gaining 0.66% for the month. Global equity markets continued their 2019 rally globally in April, gaining against a backdrop of strong economic growth

1

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

and robust merger and acquisition and Initial Public Offering activity, particularly in the U.S. Global government bond yields generally increased in April 2019, while the U.S. dollar was largely flat versus developed market currencies. Commodities were mixed during the month, with energy posting gains, led by a rally in oil, while agricultural commodities had weak performance, led by declines in wheat. Hedge funds were up across all four major styles for the month. Hedge funds declined overall in May 2019, with the HFRX Global Hedge Fund Index returning -0.68% for the month. Global equity markets reversed sharply, declining against a backdrop of heightened trade tensions. Global government bond yields generally declined in May 2019, while the U.S. dollar strengthened versus most global currencies. Commodities were mixed during the month, with energy declining, while agricultural commodities gained. Hedge funds were mixed across styles for the month, as the HFRX Equity Hedge, Event Drive and Macro/CTA indices posted declines, while the HFRX Relative Value Arbitrage Index was slightly up. Hedge funds were then up overall in June 2019, with the HFRX Global Hedge Fund Index returning 1.61% for the month. Global equity markets and risk assets broadly rallied in June against a backdrop of accommodative central bank commentary and increased optimism regarding trade negotiations. Global government bond yields generally declined during June 2019, while the U.S. dollar weakened versus most global currencies. Commodities were generally up for the month, with energy leading gains. Hedge funds were up across all four major styles for the month, led by the HFRX Macro/CTA Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund indices. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, the Fund posted positive absolute returns that significantly outperformed the HFRX Global Hedge Fund Index on a relative basis. On an absolute basis, all four of the Fund’s Sub-Strategies contributed positively to performance during the Reporting Period.

Among the four Sub-Strategies, the Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) and European equities contributed the most. Conversely, exposure to the Fund’s market neutral global long/short value strategy detracted from results.

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively to the Fund’s return on an absolute basis during the Reporting Period, with its trend-following strategy adding most. Conversely, the Fund’s currency positioning, specifically its U.S. dollar/euro trade, and its commodities cross-sectional momentum strategy detracted most.

Within the Fund’s Relative Value Hedge Fund Sub-Strategy, long exposure to global high yield credit and its Relative Value S&P 500 put writing strategy contributed most positively to results. There were no significant detractors from the Fund’s performance within this Sub-Strategy during the Reporting Period.

Within the Fund’s Event Driven Hedge Fund Sub-Strategy, the Event Driven S&P 500 put writing strategy and exposure to U.S. small-cap equities contributed most positively to results. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option)). Conversely, short exposure to North American high yield credit detracted from results.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging markets equities, commodities, government bonds and short-term interest

2

PORTFOLIO RESULTS

rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to a broad commodity index, Master Limited Partnerships, and developed market equity indices and developed market growth equity indices. The Fund also used listed put options on the S&P 500 Index within the put writing strategies to gain exposure to U.S. large cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	There were no changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 46% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 27% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 7% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

3

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019—June 30, 2019	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]

Class A	7.13%	4.22%
Class C	6.76	4.22
Institutional	7.36	4.22
Investor	7.21	4.22
Class P	7.37	4.22
Class R	6.97	4.22
Class R6	7.37	4.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Year	Since Inception	Inception Date

Class A	-2.08%	1.55%	2.13%	0.78%	5/30/08
Class C	1.65	1.92	1.92	0.53	5/30/08
Institutional	3.95	3.11	3.10	1.69	5/30/08
Investor	3.79	2.95	2.95	1.54	5/30/08
Class P	3.86	N/A	N/A	3.28	4/17/18
Class R	3.28	2.44	2.43	1.03	5/30/08
Class R6	3.96	N/A	N/A	3.49	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	1.27%
Class C	1.87	2.02
Institutional	0.73	0.88
Investor	0.87	1.02
Class P	0.72	0.87
Class R	1.37	1.52
Class R6	0.72	0.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

5

PORTFOLIO RESULTS

Goldman Sachs Alternative Premia Fund

Investment Objective

The Fund seeks long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Alternative Premia Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 0.38%, 0.00%, 0.62%, 0.62%, 0.62%, 0.39% and 0.62%, respectively. These returns compare to the 1.43% cumulative total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR Three-Month Constant Maturity Index (the “LIBOR Three-Month Index”).

We note that the Fund’s benchmark being the LIBOR Three-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	Overall, the Fund realized positive, albeit modest, absolute returns during the Reporting Period. From an asset class perspective, alternative risk premia in currencies and fixed income contributed positively to performance. On the downside, allocations to equities premia detracted most, followed by commodities premia, which also detracted.

Alternative risk premia in currencies contributed the most to performance, specifically carry-typed premia that seek to capitalize on the difference between yields in different currencies. Indeed, carry-typed premia was the best performing style across all asset classes during the Reporting Period, with carry-typed fixed income and volatility premia also contributing positively. Structural-typed premia also added value, especially structural-based commodities premia. Momentum-based premia also contributed positively, albeit more modestly, during the Reporting Period. Conversely, value-typed premia detracted across asset classes during the Reporting Period. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Structural styles seek to profit from anomalies or mispricing present in the market. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund allocated to alternative risk premia across a range of asset classes, which included equities, fixed income, credit, currencies and commodities. The Fund used derivative instruments to gain exposure to these asset classes. Instruments traded included credit swaps, total return swaps, equity-linked derivative instruments, forward foreign currency exchange contracts, futures contracts and written and purchased options. The use of these instruments is integral to the Fund’s current investment strategy, which realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, we modestly increased the Fund’s allocations to commodities, volatility and trend premia, and we modestly reduced the Fund’s allocations to fixed income, equities and currency premia.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s risk premia budget was 26% to equities, 25% to commodities, 18% to currencies, 6% to fixed income, 12% to trend and 12% to volatility.

6

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Fund portfolio manager Evgeny Gladchenko left the firm. Evgeny’s portfolio management responsibilities for the Fund were assumed by Federico Gilly and Matthew Schwab, both managing directors and co-heads of research, portfolio management and portfolio construction for the Alternative Investment Strategies team within the QIS Team. Both Federico and Matthew have been portfolio managers of the Fund since 2017. Federico and Matthew joined the firm in 2000 and 2007, respectively, and each has 26 years of industry experience. Armen Avanessians and Gary Chropuvka continue as global co-heads of the QIS Team, which represents more than 160 professionals.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	The Fund is a multi-alternative solution that seeks to deliver long-term absolute return differentiated from those returns of core equities and fixed income markets. The Fund maintains a diversified set of exposures across equities, fixed income, currencies, commodities and credit. At the end of the Reporting Period, we maintained conviction in our diversified approach and intended to continue to manage the Fund consistent with stated objectives. There is no guarantee that the Fund’s diversified alternative investment strategies will cause it to achieve its investment objective.

7

FUND BASICS

Alternative Premia Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019—June 30, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML USD LIBOR Three-Month Constant Maturity Index[2]

Class A	0.38%	1.43%
Class C	0.00	1.43
Institutional	0.62	1.43
Investor	0.62	1.43
Class P	0.62	1.43
Class R	0.39	1.43
Class R6	0.62	1.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML USD LIBOR Three-Month Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figure does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Since Inception	Inception Date

Class A	-9.58%	-0.31%	2.12%	1/5/10
Class C	-6.07	0.08	1.97	1/5/10
Institutional	-3.88	1.24	3.15	1/5/10
Investor	-4.02	1.10	2.99	1/5/10
Class P	-3.89	N/A	-2.42	4/17/18
Class R	-4.51	0.61	2.49	1/5/10
Class R6	-3.89	N/A	2.27	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

8

FUND BASICS

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.77%
Class C	2.08	2.52
Institutional	0.94	1.38
Investor	1.08	1.52
Class P	0.93	1.37
Class R	1.58	2.02
Class R6	0.93	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Goldman Sachs Commodity Strategy Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A commodity Fund that seeks to:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

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PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 12.76%, 12.38%, 12.92%, 12.95%, 12.92%, 12.63% and 13.02%, respectively. These returns compare to the 13.34% cumulative total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets overall, as measured by the S&P GSCI®, posted double-digit positive returns during the Reporting Period, despite a weak second calendar quarter. Such gains for the Reporting Period as a whole were driven primarily by a recovery in petroleum prices and a rally in gold. By comparison to the S&P GSCI® return of 13.34% for the Reporting Period, the S&P 500® Index and the ICE U.S. Dollar Index (“DXY”) returned 18.54% and -0.06%, respectively.[1] Overall, commodities during the first half of 2019 were boosted by the U.S. Federal Reserve’s (the “Fed”) dovish turn in its monetary policy, a slightly weaker U.S. dollar and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

Q	Which commodity subsectors were strongest during the Reporting Period?

A	While four of the five major commodity subsectors posted positive absolute returns during the Reporting Period, the energy subsector of the S&P GSCI® was strongest on a relative basis, posting a return of 22.80% for the six months ended June 30, 2019. Crude oil was the strongest individual commodity both within the subsector and within the S&P GSCI® overall. Crude oil prices were on an upward trend during the first quarter of 2019, as robust demand in emerging markets and in China outpaced market expectations. Supply-side dynamics also played a part. Saudi Arabia followed through with its promise to cut exports as part of the broader Organization of Petroleum Exporting Countries (“OPEC”) agreement made in December 2018 and also increased its expectations of price increases with respect to its forward-looking production view. Also, one of Libya’s largest oil fields endured ongoing conflict after being captured by an armed militia in December 2018. In the second quarter of 2019, crude oil sold off somewhat amidst renewed U.S.-China trade tensions, and growth-sensitive assets were broadly hit as the two countries traded tariff escalations and sanction measures. Later in June, Middle East tensions between the U.S. and Iran eventually drove gains in crude oil prices as well as energy subsector stocks. Gasoline, gasoil and heating oil also rose, albeit more modestly, during the Reporting Period, but natural gas declined.

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

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PORTFOLIO RESULTS

The precious metals subsector of the S&P GSCI® was second-strongest on a relative basis with a return of 8.86% for the Reporting Period. Gold was in marginally positive territory during the first quarter of 2019 after the Fed signaled a slowdown in its monetary tightening cycle. In the second quarter of 2019, gold gained ground more significantly, as the Fed exceeded market expectations for a dovish turn at its June meeting. The Fed kept interest rates unchanged, removed language about remaining “patient” and added language about uncertainties in its outlook and its willingness to act to sustain the expansion. The rally in gold accelerated on the news, surging more than 8% in June 2019 alone. Also supporting the precious metal’s strength was growing financial market turbulence, a number of geopolitical trouble spots and a string of economic releases that fell short of consensus expectations. The other precious metal to perform strongly during the Reporting Period was palladium, which jumped to near all-time highs at the end of June 2019 due largely to investor demand. Silver, on the other hand, declined modestly during the Reporting Period.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The livestock component of the S&P GSCI® was weakest on a relative basis, posting a return of -7.69% for the six months ended June 30, 2019. Within the subsector, both cattle and lean hogs were down. The latest U.S. hogs and pigs report indicated that pig and pork supplies in 2019 would be well above 2018 levels. At the same time, U.S. pork exports to China have been lackluster due to the ongoing trade tensions between the two nations, and despite the devastation caused to the Chinese domestic industry by African swine flu.

The industrial metals subsector was the second-weakest performer during the Reporting Period. The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 0.99% for the Reporting Period overall. Heading into 2019, industrial metals’ performance was broadly positive as fears about trade tensions eased somewhat. Increased optimism about Chinese economic growth was also positive for the subsector after Chinese manufacturing purchasing managers’ indices indicated an upward trend. However, renewed trade tensions between the U.S. and China created uncertainty during the second quarter of 2019, bringing industrial metals to range-bound, marginally positive performance for the Reporting Period. Nickel was an outperformer during the Reporting Period on expectations of further demand from battery production and electrical vehicle producers. Yet nickel remained a small component of the S&P GSCI®. Zinc and copper also eked out positive returns, though lead and aluminum declined.

The agriculture component of the S&P GSCI® also underperformed the broad S&P GSCI®, returning 1.61% during the Reporting Period. Resumption of Chinese soybean purchases as well as a thawing of trade tensions drove soybean prices marginally higher in January 2019. However, global grain inventories stayed at record high levels and uncertainty surrounding further Chinese purchases persisted. Thus the grains complex experienced mixed performance during the first calendar quarter. Heading into the second quarter of 2019, an unusually wet spring in the U.S. and a demand-driven rally were supportive. Yet, the grains complex was ultimately down on a rumored halt in Chinese soybean purchases and ongoing trade pressures. For the Reporting Period overall, corn was strongest, followed by wheat and then sugar. Coffee enjoyed a solid gain in June, with returns buoyed by the threat of a cold snap in Brazil, which could pose a threat to crops. However, for the Reporting Period overall, coffee was virtually flat as was cocoa. Soybeans, Kansas wheat and cotton were down for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit positive absolute returns but modestly underperformed the S&P GSCI® during the Reporting Period. The Fund generally matched the exposures of the S&P GSCI® with no material deviations via commodity index-linked swaps. Given our moderately bullish view on the commodity complex, we primarily held the prompt-month, or near-month, contracts, matching the S&P GSCI®. (Prompt-month, also called near-month, refers to the futures contract that is closest to expiration and is usually for delivery in the next calendar month (e.g., prompt-month contracts traded in February are typically for delivery in March)). Our enhanced cash management strategy contributed positively to the Fund’s results during the Reporting Period.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A

As we virtually matched the S&P GSCI®’s front-month contract exposures during the Reporting Period, our roll-timing strategies, implemented via exposure to commodity index-linked swaps, did not have a material effect on the Fund’s relative returns for the Reporting Period overall. We employ an approach whereby we do not take active views on

13

PORTFOLIO RESULTS

individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. However, through most of the Reporting Period, we maintained the Fund’s position along with the S&P GSCI® in the front month across the stack of commodities curves, a position implemented toward the end of 2016. Since the front month contracts are more sensitive to market dynamics, the Fund’s positions reflected our bullish view on commodity markets.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation. Overall, fixed income securities used for the Fund’s collateral allocation contributed positively to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps, agency collateralized mortgage obligations, currency swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The Fund used U.S. Treasury futures contracts and interest rate swaps for duration management purposes. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized strong positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	We did not make any significant changes in the Fund’s strategy or allocations during the Reporting Period, although we did eliminate the Fund’s deferred exposure to West Texas Intermediate (“WTI”) crude oil held at the end of 2018, and we shifted the Fund’s positions to front month exposure to match the S&P GSCI®. Since the front month contracts are more sensitive to market dynamics, we moved the Fund’s positions to reflect our bullish view on commodity markets. The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was, for the most part, positioned along with the S&P GSCI® in the front month across the stack of commodities curves. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

At the end of the Reporting Period, the Fund’s net assets were allocated approximately 20.3% to commodity-linked securities, 24.0% to fixed income securities and 55.7% to cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Michael Johnson, head of the commodities team within Global Fixed Income, left the firm at the end of March 2019. Mark Van Wyk, head of the government swaps strategy and a portfolio manager for our inflation-linked strategies, has assumed responsibility for the commodities strategy. Mark also assumed Michael’s portfolio management responsibilities for the Fund. Mark helped launch the commodities enhanced index strategy in 1995 and has

14

PORTFOLIO RESULTS

continued to trade commodities within our inflation strategy. Mark joined GSAM in 1994 and has 25 years of investment experience. Sam Finkelstein remains a portfolio manager of the Fund, along with Mark. We remain focused on our goal of delivering strong returns for our Fund shareholders, primarily through commodity roll-timing strategies.

Q	What is the Fund’s view and strategy going forward?

A	The U.S. produced 12.2 million barrels of oil per day as of April 2019, according to the U.S. Energy Information Administration (“EIA”). The EIA expects strong growth in natural gas production to put downward pressure on natural gas prices in 2019. At the same time, the EIA expects natural gas inventories to remain 14% lower than levels from one year prior, potentially exposing the natural gas market to increased volatility. Outside of the energy subsector, renewed trade tensions have created uncertainty for the industrial metals subsector, while potential U.S. Fed interest rate cuts may be supportive for gold prices going forward, in our view. At the end of the Reporting Period, we maintained the Fund’s positioning along with the S&P GSCI® in the front month across the stack of commodities curves. Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor.

15

FUND BASICS

Commodity Strategy Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019—June 30, 2019	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	12.76%	13.34%
Class C	12.38	13.34
Institutional	12.92	13.34
Investor	12.95	13.34
Class P	12.92	13.34
Class R	12.63	13.34
Class R6	13.02	13.34

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-16.10%	-13.97%	-5.68%	-7.58%	3/30/07
Class C	-13.66	-13.81	-5.93	-7.92	3/30/07
Institutional	-11.84	-12.89	-5.00	-6.95	3/30/07
Investor	-11.87	-12.93	-4.99	-8.66	11/30/07
Class P	-11.83	N/A	N/A	-6.48	4/17/18
Class R	-12.33	-13.43	-5.50	-9.16	11/30/07
Class R6	-11.83	N/A	N/A	-3.02	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.16%
Class C	1.70	1.91
Institutional	0.61	0.82
Investor	0.70	0.91
Class P	0.60	0.81
Class R	1.20	1.41
Class R6	0.60	0.81

[4]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]Mortgage-backed	securities issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”) are guaranteed by the issuing entity. GNMA instruments are also backed by the full faith and credit of the United States Government. Mortgage-backed securities issued by private issuers may not be guaranteed.

17

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.78%, 4.39%, 5.06%, 5.00%, 5.06%, 4.76% and 5.05%, respectively. These returns compare to the 1.25% cumulative total return of the Fund’s benchmark, the ICE® BofAML® USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated solid positive performance. Exposures to short-term interest rates and developed fixed income contributed the most to the Fund’s performance. Conversely, exposures to commodities and emerging markets equities detracted the most.

More specifically, long positioning in short-term interest rates across regions was the largest positive contributor to returns during the Reporting Period. Short-term interest rates in the U.S., Australia and the U.K. were the best contributors by geography. In terms of developed fixed income, European, Swedish and U.S. fixed income were the best contributors. The Fund benefited from an ongoing rally in fixed income around the globe and maintained its long developed fixed income exposure at the end of the Reporting Period.

Conversely, the Fund maintained mixed views across different emerging markets equity markets that were on average long. South Korean equities and Chinese H shares detracted the most during the Reporting Period, while China A shares were the only positive contributor among the Fund’s investments in emerging markets equity markets. Within commodities, exposures to lean hogs, West Texas Intermediate crude oil and nickel detracted the most during the Reporting Period. The Fund ended the Reporting Period with mixed exposures across commodities that were on average short.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, credit swaps, total return swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing

18

PORTFOLIO RESULTS

momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized positive absolute returns during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A	The Fund transitioned from being short to long developed and emerging markets equities during the first quarter 2019 global rebound in equities. The Fund remained short developed and emerging markets currencies. The Fund remained long developed and emerging markets fixed income and short-term interest rates. The Fund moved from being on average short commodities to being modestly long on average.

During the second quarter of 2019, the Fund maintained its long positioning in developed and emerging markets equities. The Fund remained modestly short developed markets currencies and moved from being short to long emerging markets currencies. The Fund remained long both developed and emerging markets fixed income, as upward trends continued. The Fund also remained long short-term interest rates. The Fund held mixed positions across the 24 commodities it trades, having moved to start the quarter modestly short on average and then becoming long as the quarter progressed.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was long both developed and emerging markets equities given their rally during the first half of 2019. The Fund was largely short developed market currencies given the U.S. dollar’s appreciation during the Reporting Period and held mixed exposures across emerging markets currencies. The Fund was long both developed and emerging markets fixed income at the end of the Reporting Period amid a sustained fixed income rally. The Fund was also long short-term interest rates at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the second half of 2019, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

19

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019—June 30, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML USD LIBOR One-Month Constant Maturity Index[2]

Class A	4.78%	1.25%
Class C	4.39	1.25
Institutional	5.06	1.25
Investor	5.00	1.25
Class P	5.06	1.25
Class R	4.76	1.25
Class R6	5.05	1.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Since Inception	Inception Date

Class A	-0.13%	1.68%	0.67%	2/29/12
Class C	3.89	2.06	0.67	2/29/12
Institutional	6.15	3.24	1.83	2/29/12
Investor	6.00	3.09	1.69	2/29/12
Class P	6.15	N/A	2.01	4/17/18
Class R	5.46	2.60	1.19	2/29/12
Class R6	6.14	N/A	3.84	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.59%	1.79%
Class C	2.34	2.54
Institutional	1.20	1.40
Investor	1.34	1.54
Class P	1.19	1.39
Class R	1.84	2.04
Class R6	1.19	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 29.6%
Automobiles & Components – 0.5%
3,400	Aptiv plc	$274,822
2,300	Aston Martin Lagonda Global Holdings plc*	29,355
3,500	Bayerische Motoren Werke AG	258,711
19,200	BorgWarner, Inc.	806,016
1,400	Bridgestone Corp.	55,228
4,100	Cie Generale des Etablissements Michelin SCA	518,410
3,000	Continental AG	436,857
12,000	Faurecia SA	556,582
700	Ferrari NV	113,498
49,700	Fiat Chrysler Automobiles NV	689,758
104,900	Ford Motor Co.	1,073,127
77,800	Garrett Motion, Inc.*(a)	1,194,230
134,702	General Motors Co.	5,190,068
20,300	Harley-Davidson, Inc.	727,349
2,900	Hella GmbH & Co. KGaA	142,893
9,300	Honda Motor Co. Ltd.	240,487
8,800	Isuzu Motors Ltd.	100,505
300	Koito Manufacturing Co. Ltd.	16,055
11,100	Mazda Motor Corp.	114,901
2,700	Mitsubishi Motors Corp.	12,968
200	Nifco, Inc.	4,966
5,900	Nissan Motor Co. Ltd.	42,259
300	NOK Corp.	4,507
31,500	Peugeot SA	775,293
20,800	Pirelli & C SpA	122,780
3,100	Renault SA(a)	194,898
1,900	Stanley Electric Co. Ltd.	46,848
1,700	Sumitomo Rubber Industries Ltd.	19,690
2,000	Suzuki Motor Corp.	94,092
3,000	TI Fluid Systems plc	7,498
6,700	Tokai Rika Co. Ltd.	110,743
600	TS Tech Co. Ltd.	16,389
17,400	Valeo SA	566,473
2,000	Yokohama Rubber Co. Ltd. (The)	36,824

		14,595,080

Banks – 1.8%
3,400	77 Bank Ltd. (The)	50,125
181,000	Banco Bilbao Vizcaya Argentaria SA	1,009,560
165,600	Banco Santander SA	767,499
266,289	Bank of America Corp.	7,722,381
1,000	Bank of Georgia Group plc	19,024
6,900	Bankinter SA	47,562
315,400	Barclays plc	599,907
20,600	BNP Paribas SA	976,549
35,798	CIT Group, Inc.	1,880,827
43,100	Citigroup, Inc.	3,018,293
99,662	Citizens Financial Group, Inc.	3,524,048
34,000	Comerica, Inc.	2,469,760
90,300	Credit Agricole SA	1,077,525
13,300	Cullen/Frost Bankers, Inc.	1,245,678
200	Daishi Hokuetsu Financial Group, Inc.	5,131

Common Stocks – (continued)
Banks – (continued)
2,900	Erste Group Bank AG	107,544
29,700	Fifth Third Bancorp	828,630
35,200	FinecoBank Banca Fineco SpA	392,673
8,400	Gunma Bank Ltd. (The)	29,467
3,500	Hiroshima Bank Ltd. (The)	16,897
10,300	Hokuhoku Financial Group, Inc.	107,323
184,200	HSBC Holdings plc	1,537,382
43,300	Huntington Bancshares, Inc.	598,406
53,300	ING Groep NV	617,413
102,800	JPMorgan Chase & Co.	11,493,040
3,100	KBC Group NV	203,438
42,300	KeyCorp	750,825
1,014,300	Lloyds Banking Group plc	728,491
600	M&T Bank Corp.	102,042
25,800	Mebuki Financial Group, Inc.	67,419
58,800	Mitsubishi UFJ Financial Group, Inc.	280,063
13,600	Nishi-Nippon Financial Holdings, Inc.	98,073
33,700	North Pacific Bank Ltd.	80,267
3,300	OneSavings Bank plc	15,196
2,800	Paragon Banking Group plc	15,603
11,400	PNC Financial Services Group, Inc. (The)	1,564,992
24,900	Raiffeisen Bank International AG	584,669
62,600	Regions Financial Corp.	935,244
24,200	Resona Holdings, Inc.	100,952
63,500	Royal Bank of Scotland Group plc	177,109
2,700	Shinsei Bank Ltd.	42,018
1,400	SVB Financial Group*	314,426
300	TBC Bank Group plc	6,035
25,900	Texas Capital Bancshares, Inc.*	1,589,483
86,200	UniCredit SpA	1,061,021
333,800	Unione di Banche Italiane SpA	911,357
4,700	US Bancorp	246,280
96,430	Wells Fargo & Co.	4,563,068

		54,580,715

Capital Goods – 2.0%
15,189	3M Co.	2,632,861
3,800	Aalberts NV	149,159
12,200	ACS Actividades de Construccion y Servicios SA	488,110
300	Aica Kogyo Co. Ltd.	10,056
4,900	Airbus SE	693,456
4,277	Allegion plc	472,822
2,300	Amada Holdings Co. Ltd.	25,997
1,600	AMETEK, Inc.	145,344
1,100	ANDRITZ AG	41,414
34,600	AO Smith Corp.	1,631,736
900	Bodycote plc	9,459
16,654	Boeing Co. (The)	6,062,223
900	Boskalis Westminster	20,762
7,300	Brenntag AG	358,193
8,200	Bunzl plc	216,365
7,000	Caterpillar, Inc.	954,030

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
7,400	Cie de Saint-Gobain	$288,968
34,400	CNH Industrial NV	353,400
10,700	Cobham plc*	14,482
1,400	COMSYS Holdings Corp.	35,576
7,100	Cummins, Inc.	1,216,514
500	Daifuku Co. Ltd.	28,242
700	Daikin Industries Ltd.	91,657
100	Dassault Aviation SA	143,729
2,100	DCC plc	187,344
600	Diploma plc	11,667
2,800	DMG Mori Co. Ltd.	45,107
10,500	Eaton Corp. plc	874,440
300	Ebara Corp.	8,178
3,800	Eiffage SA	375,552
4,600	Emerson Electric Co.	306,912
400	FANUC Corp.	74,325
8,900	Fastenal Co.	290,051
9,800	Ferrovial SA	250,866
4,400	Fluor Corp.	148,236
11,500	Fortune Brands Home & Security, Inc.	656,995
1,700	Fuji Electric Co. Ltd.	58,916
1,900	Fujikura Ltd.	7,172
800	Furukawa Electric Co. Ltd.	23,538
2,000	Galliford Try plc	16,023
500	Glory Ltd.	13,232
900	GS Yuasa Corp.	17,401
2,100	Hanwa Co. Ltd.	56,351
57,935	HD Supply Holdings, Inc.*	2,333,622
1,900	HOCHTIEF AG	231,388
25,500	Honeywell International, Inc.	4,452,045
100	Hoshizaki Corp.	7,457
1,500	Huntington Ingalls Industries, Inc.	337,110
800	IHI Corp.	19,340
2,300	Illinois Tool Works, Inc.	346,863
3,200	IMCD NV	293,539
2,900	Ingersoll-Rand plc	367,343
1,600	Interpump Group SpA	49,233
9,000	ITOCHU Corp.	172,413
2,000	John Laing Group plc	9,997
65,100	Johnson Controls International plc	2,689,281
3,700	JTEKT Corp.	44,989
3,300	Kawasaki Heavy Industries Ltd.	77,828
600	Keihan Holdings Co. Ltd.	26,178
2,300	Kier Group plc	3,106
2,000	Kinden Corp.	30,697
900	Kingspan Group plc	48,877
4,300	KION Group AG	271,936
700	Knorr-Bremse AG	78,005
2,800	Kone OYJ Class B	165,349
3,400	Kyowa Exeo Corp.	84,845
1,600	Kyudenko Corp.	48,179
1,000	Legrand SA	73,109
1,700	LIXIL Group Corp.	26,967
23,900	Marubeni Corp.	158,643
23,000	Masco Corp.	902,520

Common Stocks – (continued)
Capital Goods – (continued)
19,500	Meggitt plc	129,917
46,900	Melrose Industries plc	107,812
800	Metso OYJ	31,485
3,800	MINEBEA MITSUMI, Inc.	64,743
600	MISUMI Group, Inc.	15,124
7,000	Mitsubishi Corp.	184,978
2,500	Mitsubishi Electric Corp.	33,050
3,800	Mitsubishi Heavy Industries Ltd.	165,726
6,800	Mitsui & Co. Ltd.	110,996
5,600	Mitsui E&S Holdings Co. Ltd.	51,804
100	Miura Co. Ltd.	3,100
1,900	MonotaRO Co. Ltd.	46,543
7,100	Morgan Advanced Materials plc	25,066
1,200	MTU Aero Engines AG	286,213
2,600	Nagase & Co. Ltd.	39,086
400	Nidec Corp.	54,934
1,700	NSK Ltd.	15,195
100	Okumura Corp.	3,065
200	OSG Corp.	3,955
7,192	Parker-Hannifin Corp.	1,222,712
2,600	Pentair plc	96,720
1,200	Polypipe Group plc	6,740
4,800	Prysmian SpA	99,176
2,800	QinetiQ Group plc	9,949
147,013	Quanta Services, Inc.	5,614,426
11,400	Rexel SA	144,693
500	Rheinmetall AG	61,281
19,600	Rolls-Royce Holdings plc*	209,386
1,625,900	Rolls-Royce Holdings plc (Preference)*,(b)	2,065
455,400	Rolls-Royce Holdings plc (Preference) Class C*,(b)	578
1,000	Roper Technologies, Inc.	366,260
2,500	Safran SA	365,729
700	Sanwa Holdings Corp.	7,545
5,100	Schneider Electric SE	461,463
13,100	Senior plc	35,901
1,400	Siemens Gamesa Renewable Energy SA	23,269
4,800	SIG plc	7,901
10,500	Signify NV	310,428
100	SMC Corp.	37,488
4,500	Snap-on, Inc.	745,380
29,400	Sojitz Corp.	94,615
1,500	Spirax-Sarco Engineering plc	175,110
25,651	Spirit AeroSystems Holdings, Inc. Class A	2,087,222
9,900	Sumitomo Corp.	150,362
1,500	Sumitomo Heavy Industries Ltd.	51,822
3,800	Sumitomo Mitsui Construction Co. Ltd.	21,099
600	Thales SA	74,113
2,100	THK Co. Ltd.	50,512
3,500	Toyota Tsusho Corp.	106,319
5,100	TransDigm Group, Inc.*	2,467,380
5,200	Travis Perkins plc	84,103

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
700	Ultra Electronics Holdings plc	$14,671
19,260	United Rentals, Inc.*	2,554,454
25,800	United Technologies Corp.	3,359,160
12,400	Valmet OYJ	309,347
15,500	Valmont Industries, Inc.	1,965,555
6,200	Vesuvius plc	43,148
5,600	Vinci SA	571,904
500	WW Grainger, Inc.	134,115

		58,374,613

Commercial & Professional Services – 0.5%
4,500	Aggreko plc	45,178
7,200	Cintas Corp.	1,708,488
4,935	Copart, Inc.*	368,842
3,400	Dai Nippon Printing Co. Ltd.	72,614
500	Duskin Co. Ltd.	13,174
6,048	Edenred	308,233
9,000	Elis SA	163,231
600	Equifax, Inc.	81,144
8,700	Experian plc	263,519
16,300	Hays plc	32,566
1,700	HomeServe plc	25,617
8,100	IHS Markit Ltd.*	516,132
1,400	Intertek Group plc	97,874
7,900	IWG plc	34,161
2,700	Kokuyo Co. Ltd.	37,875
100	Meitec Corp.	5,146
41,300	Nielsen Holdings plc	933,380
200	Nihon M&A Center, Inc.	4,818
400	Park24 Co. Ltd.	9,339
1,900	Persol Holdings Co. Ltd.	44,794
4,200	Randstad NV	230,508
3,700	Recruit Holdings Co. Ltd.	123,883
9,600	RELX plc	232,843
22,200	Rentokil Initial plc	112,081
5,000	Republic Services, Inc.	433,200
16,225	Robert Half International, Inc.	924,987
14,550	Rollins, Inc.	521,908
500	Secom Co. Ltd.	43,085
6,500	Serco Group plc*	11,887
300	Societe BIC SA	22,852
7,300	SPIE SA	135,438
79,739	Stericycle, Inc.*	3,807,537
1,000	Teleperformance	200,357
2,700	Toppan Printing Co. Ltd.	41,057
5,484	Verisk Analytics, Inc.	803,187
8,900	Waste Management, Inc.	1,026,793
6,000	Wolters Kluwer NV	436,508

		13,874,236

Consumer Durables & Apparel – 0.5%
3,200	adidas AG	989,984
800	Asics Corp.	8,688
700	Bandai Namco Holdings, Inc.	33,967
27,900	Barratt Developments plc	203,028
1,500	Bellway plc	53,053

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
2,500	Berkeley Group Holdings plc	118,484
3,900	Burberry Group plc	92,439
15,600	Capri Holdings Ltd.*	541,008
700	Casio Computer Co. Ltd.	8,728
700	Coats Group plc	728
12,200	Countryside Properties plc	46,273
300	Games Workshop Group plc	18,904
8,000	Garmin Ltd.	638,400
25,362	Hanesbrands, Inc.	436,734
2,600	Hasbro, Inc.	274,768
4,200	Iida Group Holdings Co. Ltd.	67,997
500	Kering SA	295,111
52,767	Lennar Corp. Class A	2,557,089
12,700	Lululemon Athletica, Inc.*	2,288,667
1,100	LVMH Moet Hennessy Louis Vuitton SE	467,638
13,401	Mattel, Inc.*(a)	150,225
6,500	McCarthy & Stone plc	11,276
4,100	Mohawk Industries, Inc.*	604,627
32,978	Newell Brands, Inc.	508,521
6,000	Nikon Corp.	85,318
4,200	Panasonic Corp.	35,083
22,830	PulteGroup, Inc.	721,885
6,200	PVH Corp.	586,768
4,000	Ralph Lauren Corp.	454,360
6,942	Redrow plc	48,074
100	Rinnai Corp.	6,370
200	Sangetsu Corp.	3,685
100	Sankyo Co. Ltd.	3,626
1,200	SEB SA	215,883
1,600	Sekisui Chemical Co. Ltd.	24,092
2,800	Sekisui House Ltd.	46,134
200	Shimano, Inc.	29,802
9,400	Sony Corp.	493,970
19,500	Tapestry, Inc.	618,735
30,700	Taylor Wimpey plc	61,604
200	Ted Baker plc	2,061
20,070	Under Armour, Inc. Class A*	508,774
22,261	Under Armour, Inc. Class C*	494,194
1,900	VF Corp.	165,965
200	Wacoal Holdings Corp.	5,197
1,300	Whirlpool Corp.	185,068
300	Yamaha Corp.	14,279

		15,227,264

Consumer Services – 0.8%
1,600	Accor SA	68,681
48,300	Aramark	1,741,698
225,100	Caesars Entertainment Corp.*	2,660,682
1,300	Chipotle Mexican Grill, Inc.*	952,744
200	Colowide Co. Ltd.	3,835
16,300	Compass Group plc	390,740
3,701	Darden Restaurants, Inc.	450,523
2,500	Domino’s Pizza Group plc	8,844
7,000	EI Group plc*	17,477
111,700	Extended Stay America, Inc.	1,886,613

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
4,200	Flutter Entertainment plc	$315,968
55,600	frontdoor, Inc.*	2,421,380
4,600	Greene King plc	36,080
700	Greggs plc	20,403
6,200	GVC Holdings plc	51,394
20,598	H&R Block, Inc.	603,521
400	J D Wetherspoon plc	7,254
10,500	McDonald’s Corp.	2,180,430
2,200	Merlin Entertainments plc	12,576
5,000	Mitchells & Butlers plc*	18,192
6,600	Norwegian Cruise Line Holdings Ltd.*	353,958
400	Oriental Land Co. Ltd.	49,623
9,400	Playtech plc	50,977
100	Rank Group plc	202
200	Resorttrust, Inc.	3,068
2,300	Royal Caribbean Cruises Ltd.	278,783
36,774	Service Corp. International	1,720,288
3,900	Skylark Holdings Co. Ltd.	68,158
3,400	Sodexo SA	397,439
5,842	SSP Group plc	50,916
55,800	Starbucks Corp.	4,677,714
13,400	William Hill plc	26,300
1,000	Wynn Resorts Ltd.	123,990
8,200	Yum! Brands, Inc.	907,494

		22,557,945

Diversified Financials – 0.9%
8,600	3i Group plc	121,672
900	Acom Co. Ltd.	3,248
300	AEON Financial Service Co. Ltd.	4,842
2,300	AJ Bell plc	11,713
72,144	Ally Financial, Inc.	2,235,743
4,200	American Express Co.	518,448
2,600	Ameriprise Financial, Inc.	377,416
200	Amigo Holdings plc	505
6,200	Ashmore Group plc	40,110
15,700	Bank of New York Mellon Corp. (The)	693,155
17,633	Berkshire Hathaway, Inc. Class B*	3,758,827
1,000	Brewin Dolphin Holdings plc	3,889
41,900	Capital One Financial Corp.	3,802,006
5,900	Charles Schwab Corp. (The)	237,121
800	Close Brothers Group plc	14,358
2,948	Credit Acceptance Corp.*	1,426,331
11,500	Credit Saison Co. Ltd.	134,967
1,500	Deutsche Boerse AG	211,755
10,700	Discover Financial Services	830,213
2,400	E*TRADE Financial Corp.	107,040
300	Euronext NV	22,698
5,600	EXOR NV	392,327
100	GRENKE AG	10,751
3,400	Hargreaves Lansdown plc	83,073
1,000	Hitachi Capital Corp.	22,282
1,100	IG Group Holdings plc	8,155
1,000	IntegraFin Holdings plc	4,826

Common Stocks – (continued)
Diversified Financials – (continued)
40,836	Interactive Brokers Group, Inc. Class A	2,213,311
1,600	Intermediate Capital Group plc	28,065
50,665	Invesco Ltd.	1,036,606
22,100	Investec plc	143,664
800	Japan Exchange Group, Inc.	12,741
4,800	Jupiter Fund Management plc	25,762
14,400	Man Group plc	28,472
1,000	Matsui Securities Co. Ltd.	9,446
15,900	Mitsubishi UFJ Lease & Finance Co. Ltd.	84,492
15,385	Moody’s Corp.	3,004,844
3,500	MSCI, Inc.	835,765
10,700	ORIX Corp.	159,910
3,900	Plus500 Ltd.	25,808
2,800	Raymond James Financial, Inc.	236,740
2,200	S&P Global, Inc.	501,138
600	Sanne Group plc	5,357
1,000	SBI Holdings, Inc.	24,838
1,500	Schroders plc	58,190
100	Sofina SA	19,082
7,100	St James’s Place plc	99,133
93,812	Standard Life Aberdeen plc	351,003
23,200	State Street Corp.	1,300,592
49,126	Synchrony Financial	1,703,198
3,400	T. Rowe Price Group, Inc.	373,014
100	Tokyo Century Corp.	4,232
100	Zenkoku Hosho Co. Ltd.	3,846

		27,366,720

Energy – 1.2%
17,000	Apache Corp.	492,490
30,600	Cairn Energy plc*	67,496
26,530	Cheniere Energy, Inc.*	1,815,978
22,300	Chevron Corp.	2,775,012
2,600	Cimarex Energy Co.	154,258
26,200	ConocoPhillips	1,598,200
1,000	Cosmo Energy Holdings Co. Ltd.	22,663
49,700	Devon Energy Corp.	1,417,444
2,100	Enagas SA	56,042
400	Energean Oil & Gas plc*	4,221
37,900	Eni SpA	630,176
3,871	EOG Resources, Inc.	360,622
56,600	HollyFrontier Corp.	2,619,448
1,200	Idemitsu Kosan Co. Ltd.	36,294
100	Iwatani Corp.	3,475
50,700	John Wood Group plc	291,929
15,200	JXTG Holdings, Inc.	75,755
125,797	Kinder Morgan, Inc.	2,626,641
45,500	Marathon Petroleum Corp.	2,542,540
9,900	Neste OYJ	336,575
24,700	ONEOK, Inc.	1,699,607
8,700	Petrofac Ltd.	47,592
20,400	Phillips 66	1,908,216
2,900	Pioneer Natural Resources Co.	446,194
186,800	Premier Oil plc*	183,262

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
401,001	Range Resources Corp.	$2,798,987
31,200	Repsol SA	489,617
56,300	Royal Dutch Shell plc Class A	1,837,497
60,300	Saipem SpA*	300,919
4,300	SBM Offshore NV	83,009
52,000	Snam SpA	258,691
42,600	Targa Resources Corp.	1,672,476
30,600	TOTAL SA	1,716,470
81,300	Tullow Oil plc	217,490
16,200	Valero Energy Corp.	1,386,882
86,947	Williams Cos., Inc. (The)	2,437,994

		35,412,162

Food & Staples Retailing – 0.6%
1,000	Aeon Co. Ltd.	17,209
500	Ain Holdings, Inc.	29,111
25,600	Carrefour SA(a)	494,284
6,300	Casino Guichard Perrachon SA(a)	214,912
2,900	Colruyt SA	168,356
9,600	Costco Wholesale Corp.	2,536,896
77,200	J Sainsbury plc	191,842
32,200	Jeronimo Martins SGPS SA	519,037
41,300	Koninklijke Ahold Delhaize NV	927,172
63,000	Kroger Co. (The)	1,367,730
1,400	Lawson, Inc.	67,259
43,900	METRO AG(a)	802,174
4,400	Seven & i Holdings Co. Ltd.	149,078
2,000	Sundrug Co. Ltd.	54,241
20,600	Sysco Corp.	1,456,832
268,000	Tesco plc	772,557
800	Tsuruha Holdings, Inc.	74,195
110,464	US Foods Holding Corp.*	3,950,193
500	Valor Holdings Co. Ltd.	10,406
28,100	Walgreens Boots Alliance, Inc.	1,536,227
24,100	Walmart, Inc.	2,662,809
1,600	Welcia Holdings Co. Ltd.	65,279
121,900	Wm Morrison Supermarkets plc	312,023

		18,379,822

Food, Beverage & Tobacco – 0.8%
600	AG Barr plc	7,064
3,100	Ajinomoto Co., Inc.	53,781
16,000	Archer-Daniels-Midland Co.	652,800
2,200	Asahi Group Holdings Ltd.	99,041
3,500	Associated British Foods plc	109,569
300	Bakkavor Group plc	456
40,100	British American Tobacco plc	1,400,130
2,400	Britvic plc	27,078
6,400	Brown-Forman Corp. Class B	354,752
200	Calbee, Inc.	5,402
31,100	Campbell Soup Co.	1,246,177
200	Coca-Cola Bottlers Japan Holdings, Inc.	5,073
23,300	Coca-Cola Co. (The)	1,186,436
2,600	Coca-Cola HBC AG*	98,215
24,212	Conagra Brands, Inc.	642,102

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,400	Constellation Brands, Inc. Class A	275,716
300	Cranswick plc	9,845
12,800	Danone SA	1,083,804
25,300	Davide Campari-Milano SpA	247,855
11,000	Diageo plc	473,443
100	Ezaki Glico Co. Ltd.	4,458
61,455	General Mills, Inc.	3,227,617
6,900	Glanbia plc	112,198
32,300	Greencore Group plc	89,832
3,800	Heineken NV	423,519
5,100	Hershey Co. (The)	683,553
4,170	Hormel Foods Corp.	169,052
200	Ito En Ltd.	9,334
7,700	JM Smucker Co. (The)	886,963
3,100	Kellogg Co.	166,067
400	Kewpie Corp.	8,842
600	Kikkoman Corp.	26,164
3,300	Kirin Holdings Co. Ltd.	71,255
12,300	Kraft Heinz Co. (The)	381,792
6,845	McCormick & Co., Inc. (Non-Voting)	1,061,043
1,400	Megmilk Snow Brand Co. Ltd.	30,743
400	MEIJI Holdings Co. Ltd.	28,600
21,132	Molson Coors Brewing Co. Class B	1,183,392
31,614	Mondelez International, Inc. Class A	1,703,995
5,900	Monster Beverage Corp.*	376,597
200	Morinaga & Co. Ltd.	9,754
700	Nichirei Corp.	16,619
8,600	Nippon Suisan Kaisha Ltd.	53,376
1,300	Nisshin Seifun Group, Inc.	29,690
100	Nissin Foods Holdings Co. Ltd.	6,450
11,900	PepsiCo, Inc.	1,560,447
1,000	Pernod Ricard SA	184,176
1,700	Sapporo Holdings Ltd.	35,834
700	Suntory Beverage & Food Ltd.	30,437
4,600	Tate & Lyle plc	43,123
300	Toyo Suisan Kaisha Ltd.	12,366
36,700	Tyson Foods, Inc. Class A	2,963,158
700	Viscofan SA	36,693
300	Yakult Honsha Co. Ltd.	17,706
400	Yamazaki Baking Co. Ltd.	6,056

		23,629,640

Health Care Equipment & Services – 1.8%
60,200	Abbott Laboratories	5,062,820
3,700	Alfresa Holdings Corp.	91,505
14,453	AmerisourceBergen Corp.	1,232,263
14,707	Anthem, Inc.	4,150,462
1,200	Asahi Intecc Co. Ltd.	29,663
8,078	Becton Dickinson and Co.	2,035,737
38,490	Boston Scientific Corp.*	1,654,300
31,800	Cardinal Health, Inc.	1,497,780
2,100	Carl Zeiss Meditec AG	207,124
7,800	Centene Corp.*	409,032

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
10,100	Cerner Corp.	$740,330
11,700	Cigna Corp.	1,843,335
114,000	ConvaTec Group plc	211,228
3,200	Cooper Cos., Inc. (The)	1,078,048
70,700	CVS Health Corp.	3,852,443
27,721	Danaher Corp.	3,961,885
16,200	DaVita, Inc.*	911,412
5,100	DENTSPLY SIRONA, Inc.	297,636
1,100	Edwards Lifesciences Corp.*	203,214
4,000	Fresenius Medical Care AG & Co. KGaA	314,133
12,600	Fresenius SE & Co. KGaA	684,180
18,100	HCA Healthcare, Inc.	2,446,577
25,200	Henry Schein, Inc.*	1,761,480
9,900	Hologic, Inc.*	475,398
1,300	Hoya Corp.	99,910
10,800	Koninklijke Philips NV	469,540
6,187	Laboratory Corp. of America Holdings*	1,069,732
14,600	McKesson Corp.	1,962,094
19,800	Mediclinic International plc	76,659
3,600	Medipal Holdings Corp.	79,627
41,700	Medtronic plc	4,061,163
200	Nihon Kohden Corp.	5,434
4,000	Olympus Corp.	44,516
15,100	Quest Diagnostics, Inc.	1,537,331
600	Siemens Healthineers AG	25,283
3,700	Smith & Nephew plc	80,344
1,600	Suzuken Co. Ltd.	94,022
800	Terumo Corp.	23,899
1,800	Toho Holdings Co. Ltd.	40,389
19,900	UnitedHealth Group, Inc.	4,855,799
9,800	Universal Health Services, Inc. Class B	1,277,822
18,900	Zimmer Biomet Holdings, Inc.	2,225,286

		53,180,835

Household & Personal Products – 0.2%
1,300	Beiersdorf AG	155,878
11,200	Church & Dwight Co., Inc.	818,272
2,900	Clorox Co. (The)	444,019
4,000	Colgate-Palmolive Co.	286,680
30,595	Coty, Inc. Class A	409,973
1,100	Fancl Corp.	27,209
600	Kao Corp.	45,783
4,900	Kimberly-Clark Corp.	653,072
400	Lion Corp.	7,462
2,600	L’Oreal SA	739,253
100	Pola Orbis Holdings, Inc.	2,802
15,600	Procter & Gamble Co. (The)	1,710,540
1,700	PZ Cussons plc	4,620
2,400	Reckitt Benckiser Group plc	189,491
500	Shiseido Co. Ltd.	37,819
1,500	Unicharm Corp.	45,223
5,300	Unilever plc	328,999

		5,907,095

Common Stocks – (continued)
Insurance – 0.7%
2,400	Admiral Group plc	67,299
857	Aegon NV	4,257
2,200	Ageas	114,489
3,300	Allianz SE (Registered)	795,882
10,100	Allstate Corp. (The)	1,027,069
5,712	Aon plc	1,102,302
5,600	Arthur J Gallagher & Co.	490,504
1,300	ASR Nederland NV	52,821
18,300	Assicurazioni Generali SpA	344,545
1,200	Assurant, Inc.	127,656
89,600	Aviva plc	474,572
50,855	Brighthouse Financial, Inc.*	1,865,870
2,900	Cincinnati Financial Corp.	300,643
18,500	CNP Assurances	419,920
6,800	Dai-ichi Life Holdings, Inc.	102,882
16,300	Direct Line Insurance Group plc	68,709
1,900	Hannover Rueck SE	307,217
18,500	Hartford Financial Services Group, Inc. (The)	1,030,820
600	Hiscox Ltd.	12,891
6,400	Japan Post Holdings Co. Ltd.	72,480
4,700	Japan Post Insurance Co. Ltd.	87,195
600	Lancashire Holdings Ltd.	5,253
68,900	Legal & General Group plc	236,052
27,000	Lincoln National Corp.	1,740,150
5,100	Marsh & McLennan Cos., Inc.	508,725
43,300	MetLife, Inc.	2,150,711
600	MS&AD Insurance Group Holdings, Inc.	19,072
1,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	325,855
8,216	NN Group NV	330,274
23,000	Phoenix Group Holdings plc	207,422
30,300	Poste Italiane SpA	319,292
26,500	Principal Financial Group, Inc.	1,534,880
12,400	Progressive Corp. (The)	991,132
18,500	Prudential Financial, Inc.	1,868,500
17,900	Prudential plc	390,774
1,100	Sabre Insurance Group plc	3,814
3,200	Sampo OYJ Class A	151,054
4,900	SCOR SE	214,810
600	Sompo Holdings, Inc.	23,209
1,000	Sony Financial Holdings, Inc.	24,065
2,100	Tokio Marine Holdings, Inc.	105,368
28,500	Unum Group	956,175
1,600	Willis Towers Watson plc	306,464

		21,283,074

Materials – 1.3%
3,900	Acacia Mining plc*	8,781
2,800	Air Liquide SA	391,631
1,700	Air Products & Chemicals, Inc.	384,829
200	Air Water, Inc.	3,434
5,677	Akzo Nobel NV	533,469
34,000	Anglo American plc	971,327

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
26,500	ArcelorMittal	$474,031
4,500	Arkema SA	418,340
4,700	Asahi Kasei Corp.	50,246
900	Aurubis AG	43,957
16,300	Ball Corp.	1,140,837
33,900	BHP Group plc	866,971
28,800	Celanese Corp.	3,104,640
10,300	CF Industries Holdings, Inc.	481,113
29,166	Corteva, Inc.*	862,439
10,700	Covestro AG	544,732
19,900	CRH plc	650,435
1,261	Croda International plc	82,023
1,500	Daicel Corp.	13,368
1,000	DIC Corp.	26,479
1,300	Dowa Holdings Co. Ltd.	41,788
29,166	DuPont de Nemours, Inc.	2,189,492
7,385	Eastman Chemical Co.	574,774
4,300	Ecolab, Inc.	848,992
1,900	Essentra plc	10,325
5,800	Evonik Industries AG	169,000
25,000	Evraz plc	211,684
25,200	Ferrexpo plc	89,067
20,600	FMC Corp.	1,708,770
49,200	Freeport-McMoRan, Inc.	571,212
203,900	Glencore plc*	705,683
116,100	Graphic Packaging Holding Co.	1,623,078
5,500	HeidelbergCement AG	445,090
100	Hill & Smith Holdings plc	1,487
1,000	Hitachi Chemical Co. Ltd.	27,256
1,700	Hitachi Metals Ltd.	19,277
16,600	Hochschild Mining plc	40,350
5,500	Imerys SA	291,564
12,200	International Paper Co.	528,504
3,000	Koninklijke DSM NV	370,153
500	Kuraray Co. Ltd.	5,990
9,147	Linde plc	1,836,718
200	Lintec Corp.	4,175
7,800	LyondellBasell Industries NV Class A	671,814
1,900	Marshalls plc	16,468
16,200	Martin Marietta Materials, Inc.	3,727,782
11,600	Mitsubishi Chemical Holdings Corp.	81,215
2,700	Mitsubishi Gas Chemical Co., Inc.	36,113
2,400	Mitsubishi Materials Corp.	68,373
2,000	Mitsui Chemicals, Inc.	49,689
1,400	Mitsui Mining & Smelting Co. Ltd.	33,653
11,000	Mosaic Co. (The)	275,330
100	Nihon Parkerizing Co. Ltd.	1,112
10,400	Nippon Light Metal Holdings Co. Ltd.	22,546
300	Nippon Paint Holdings Co. Ltd.	11,679
1,100	Nippon Paper Industries Co. Ltd.	19,507
300	Nippon Shokubai Co. Ltd.	19,887
400	Nissan Chemical Corp.	18,071
500	Nitto Denko Corp.	24,748

Common Stocks – (continued)
Materials – (continued)
800	NOF Corp.	29,893
11,700	Nucor Corp.	644,670
9,400	Oji Holdings Corp.	54,450
134,974	Owens-Illinois, Inc.	2,331,001
2,200	Packaging Corp. of America	209,704
2,000	Polymetal International plc	25,359
4,100	PPG Industries, Inc.	478,511
2,700	Rengo Co. Ltd.	21,738
1,300	Rhi Magnesita NV	79,794
6,300	Rio Tinto plc	389,927
6,800	Sealed Air Corp.	290,904
4,000	Sherwin-Williams Co. (The)	1,833,160
1,800	Showa Denko KK	53,268
17,200	Smurfit Kappa Group plc	520,880
2,100	Solvay SA	218,086
5,400	Stora Enso OYJ Class R	63,545
320	Sumitomo Bakelite Co. Ltd.	11,456
1,700	Sumitomo Metal Mining Co. Ltd.	50,960
100	Sumitomo Osaka Cement Co. Ltd.	3,981
1,800	Symrise AG	173,322
1,300	Taiheiyo Cement Corp.	39,469
800	Taiyo Nippon Sanso Corp.	17,033
1,800	Teijin Ltd.	30,752
800	Toagosei Co. Ltd.	8,428
1,600	Tokai Carbon Co. Ltd.	16,797
1,400	Tokuyama Corp.	37,975
300	Tokyo Ohka Kogyo Co. Ltd.	9,404
2,600	Toray Industries, Inc.	19,753
1,800	Toyo Seikan Group Holdings Ltd.	35,789
11,600	UPM-Kymmene OYJ	308,642
1,200	voestalpine AG	37,098
900	Vulcan Materials Co.	123,579
17,300	Westrock Co.	630,931
3,700	Wienerberger AG	91,298
800	Yamato Kogyo Co. Ltd.	23,405
3,000	Zeon Corp.	33,471

		37,393,931

Media & Entertainment – 2.8%
71,312	Activision Blizzard, Inc.	3,365,926
9,836	Alphabet, Inc. Class A*	10,650,421
7,135	Alphabet, Inc. Class C*	7,712,293
13,400	Auto Trader Group plc	93,328
600	Axel Springer SE	42,266
300	Capcom Co. Ltd.	6,039
11,500	CBS Corp. (Non-Voting) Class B	573,850
3,000	Charter Communications, Inc. Class A*	1,185,540
17,100	Cineworld Group plc	55,015
187,460	Comcast Corp. Class A	7,925,809
600	CyberAgent, Inc.	21,865
100	Daiichikosho Co. Ltd.	4,665
62,190	Discovery, Inc. Class A*	1,909,233
67,900	Discovery, Inc. Class C*	1,931,755
50,800	Electronic Arts, Inc.*	5,144,008
5,500	Entertainment One Ltd.	27,780

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
300	Euromoney Institutional Investor plc	$4,960
1,000	Eutelsat Communications SA	18,676
71,181	Facebook, Inc. Class A*	13,737,933
18,300	Fox Corp. Class A	670,512
16,800	Fox Corp. Class B	613,704
10,900	Fuji Media Holdings, Inc.	152,248
770	GungHo Online Entertainment, Inc.	21,384
5,400	Hakuhodo DY Holdings, Inc.	91,210
48,000	Interpublic Group of Cos., Inc. (The)	1,084,320
1,000	Kakaku.com, Inc.	19,340
13,800	Liberty Broadband Corp. Class C*	1,438,236
9,100	Liberty Media Corp-Liberty Formula One Class A*	326,326
400	LINE Corp.*	11,250
55,138	Live Nation Entertainment, Inc.*	3,652,892
14,100	Netflix, Inc.*	5,179,212
199,700	News Corp. Class A	2,693,953
18,809	News Corp. Class B	262,574
600	Nexon Co. Ltd.*	8,766
10,600	Nippon Television Holdings, Inc.	157,271
14,400	Omnicom Group, Inc.	1,180,080
8,800	Pearson plc	91,556
8,900	ProSiebenSat.1 Media SE	139,423
6,400	Publicis Groupe SA(a)	337,797
6,700	Rightmove plc	45,580
900	Scout24 AG	47,813
1,900	Take-Two Interactive Software, Inc.*	215,707
600	Telenet Group Holding NV	33,434
600	Toho Co. Ltd.	25,562
18,595	TripAdvisor, Inc.*	860,763
6,300	TV Asahi Holdings Corp.	101,810
700	Ubisoft Entertainment SA*	54,746
64,101	Viacom, Inc. Class B	1,914,697
41,945	Walt Disney Co. (The)	5,857,200
8,100	WPP plc	102,031
32,400	Zillow Group, Inc. Class A*	1,482,624
231,300	Zynga, Inc. Class A*	1,417,869

		84,703,252

Pharmaceuticals, Biotechnology & Life Sciences – 1.6%
14,500	AbbVie, Inc.	1,054,440
8,400	Amgen, Inc.	1,547,952
9,100	Astellas Pharma, Inc.	129,682
5,700	AstraZeneca plc	465,985
23,400	Bayer AG (Registered)	1,623,031
15,300	Biogen, Inc.*	3,578,211
5,500	Bio-Rad Laboratories, Inc. Class A*	1,719,245
4,400	BTG plc*	46,686
800	Chugai Pharmaceutical Co. Ltd.	52,394
900	Daiichi Sankyo Co. Ltd.	47,201
200	Dechra Pharmaceuticals plc	6,980
700	Eisai Co. Ltd.	39,673

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
43,700	Elanco Animal Health, Inc.*	1,477,060
8,600	Eli Lilly & Co.	952,794
8,800	Evotec SE*	246,380
69,032	Gilead Sciences, Inc.	4,663,802
43,500	GlaxoSmithKline plc	871,951
4,700	Hikma Pharmaceuticals plc	102,859
6,150	Illumina, Inc.*	2,264,122
2,200	Incyte Corp.*	186,912
42,000	Indivior plc*	22,783
500	Ipsen SA	68,198
12,800	IQVIA Holdings, Inc.*	2,059,520
31,949	Johnson & Johnson	4,449,857
200	Kaken Pharmaceutical Co. Ltd.	9,380
1,800	Kissei Pharmaceutical Co. Ltd.	45,054
34,752	Merck & Co., Inc.	2,913,955
1,000	Merck KGaA	104,451
400	Mettler-Toledo International, Inc.*	336,000
1,800	Mitsubishi Tanabe Pharma Corp.	20,032
200	Mochida Pharmaceutical Co. Ltd.	8,527
77,166	Mylan NV*	1,469,241
21,657	Nektar Therapeutics*	770,556
21,995	Neurocrine Biosciences, Inc.*	1,857,038
2,600	Ono Pharmaceutical Co. Ltd.	46,747
2,800	Orion OYJ Class B	102,679
1,500	Otsuka Holdings Co. Ltd.	49,015
1,200	PeptiDream, Inc.*	61,634
22,100	Perrigo Co. plc	1,052,402
2,300	Regeneron Pharmaceuticals, Inc.*	719,900
600	Rohto Pharmaceutical Co. Ltd.	16,336
8,000	Sage Therapeutics, Inc.*	1,464,720
4,000	Sanofi	345,689
1,600	Santen Pharmaceutical Co. Ltd.	26,600
900	Sartorius Stedim Biotech	141,915
1,000	Sawai Pharmaceutical Co. Ltd.	54,126
1,800	Shionogi & Co. Ltd.	104,009
2,500	Sumitomo Dainippon Pharma Co. Ltd.	47,594
600	Taisho Pharmaceutical Holdings Co. Ltd.	46,216
5,600	Takeda Pharmaceutical Co. Ltd.	199,208
16,550	Thermo Fisher Scientific, Inc.	4,860,404
3,400	UCB SA	282,165
23,927	Zoetis, Inc.	2,715,475

		47,548,786

Real Estate – 0.8%
30,847	American Tower Corp. (REIT)	6,306,669
10,700	Apartment Investment & Management Co. Class A (REIT)	536,284
5,600	Aroundtown SA	46,201
1,130	Assura plc (REIT)	916
3,200	AvalonBay Communities, Inc. (REIT)	650,176
400	Big Yellow Group plc (REIT)	5,031
4,000	Civitas Social Housing plc (REIT)	4,277
100	CLS Holdings plc	272

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
300	Cofinimmo SA (REIT)	$38,957
20,500	Crown Castle International Corp. (REIT)	2,672,175
4,400	Digital Realty Trust, Inc. (REIT)	518,276
6,590	Equinix, Inc. (REIT)	3,323,271
8,600	Equity Residential (REIT)	652,912
1,100	Essex Property Trust, Inc. (REIT)	321,123
200	Gecina SA (REIT)	29,929
1,800	Grainger plc	5,614
5,700	Great Portland Estates plc (REIT)	49,540
15,900	HCP, Inc. (REIT)	508,482
800	Hulic Co. Ltd.	6,441
4,800	Iron Mountain, Inc. (REIT)	150,240
7,588	Kimco Realty Corp. (REIT)	140,226
4,900	Land Securities Group plc (REIT)	51,904
800	LEG Immobilien AG	90,226
1,604	LondonMetric Property plc (REIT)	4,298
4,300	Merlin Properties Socimi SA (REIT)	59,605
4,000	Mid-America Apartment Communities, Inc. (REIT)	471,040
1,900	Mitsubishi Estate Co. Ltd.	35,411
3,600	Nomura Real Estate Holdings, Inc.	77,540
6,910	Primary Health Properties plc (REIT)	11,707
3,900	Prologis, Inc. (REIT)	312,390
11,300	Realty Income Corp. (REIT)	779,361
1,900	Regency Centers Corp. (REIT)	126,806
600	Relo Group, Inc.	15,153
800	Safestore Holdings plc (REIT)	6,233
1,100	Savills plc	12,509
11,856	SBA Communications Corp. (REIT)*	2,665,703
5,695	Segro plc (REIT)	52,875
900	Simon Property Group, Inc. (REIT)	143,784
42,200	Spirit Realty Capital, Inc. (REIT)	1,800,252
4,700	TAG Immobilien AG	108,561
14,400	UDR, Inc. (REIT)	646,416
1,500	UNITE Group plc (The) (REIT)	18,561
1,800	Ventas, Inc. (REIT)	123,030
2,600	Vonovia SE	124,202
500	Warehouses De Pauw CVA (REIT)	84,145
8,300	Welltower, Inc. (REIT)	676,699
8,500	Weyerhaeuser Co. (REIT)	223,890
400	Workspace Group plc (REIT)	4,440

		24,693,753

Retailing – 1.8%
100	ABC-Mart, Inc.	6,522
4,500	Advance Auto Parts, Inc.	693,630
9,376	Amazon.com, Inc.*	17,754,675
700	Aoyama Trading Co. Ltd.	13,742
1,200	AutoZone, Inc.*	1,319,364
4,200	B&M European Value Retail SA	17,789
10,500	Best Buy Co., Inc.	732,165
2,000	Booking Holdings, Inc.*	3,749,420

Common Stocks – (continued)
Retailing – (continued)
1,600	Canon Marketing Japan, Inc.	35,003
400	Card Factory plc	894
21,613	CarMax, Inc.*	1,876,657
10,700	Dollar General Corp.	1,446,212
41,960	Dollar Tree, Inc.*	4,506,084
1,700	Dunelm Group plc	19,862
14,438	eBay, Inc.	570,301
4,800	Expedia Group, Inc.	638,544
100	Fast Retailing Co. Ltd.	60,530
59,400	Floor & Decor Holdings, Inc. Class A*	2,488,860
12,178	Foot Locker, Inc.	510,502
25,930	Gap, Inc. (The)	465,962
4,000	Genuine Parts Co.	414,320
200	H2O Retailing Corp.	2,311
17,750	Home Depot, Inc. (The)	3,691,467
9,000	Inchcape plc	70,530
1,000	Izumi Co. Ltd.	40,494
8,800	JD Sports Fashion plc	65,559
35,400	Kingfisher plc	96,489
14,800	Kohl’s Corp.	703,740
4,200	K’s Holdings Corp.	39,658
96,772	LKQ Corp.*	2,575,103
31,500	Lowe’s Cos., Inc.	3,178,665
25,000	Macy’s, Inc.	536,500
25,700	Marks & Spencer Group plc	68,715
300	Marui Group Co. Ltd.	6,118
1,800	Moneysupermarket.com Group plc	9,429
100	Nitori Holdings Co. Ltd.	13,270
15,600	Nordstrom, Inc.	497,016
11,300	Ocado Group plc*	167,511
2,700	O’Reilly Automotive, Inc.*	997,164
900	Pan Pacific International Holdings Corp.	57,222
21,500	Pets at Home Group plc	50,868
11,700	Rakuten, Inc.	139,875
8,477	Ross Stores, Inc.	840,240
300	Sanrio Co. Ltd.	6,671
700	Shimachu Co. Ltd.	16,310
100	Shimamura Co. Ltd.	7,487
5,600	Sports Direct International plc*	19,643
600	Takashimaya Co. Ltd.	6,585
900	Takeaway.com NV*	84,203
7,900	Target Corp.	684,219
22,100	TJX Cos., Inc. (The)	1,168,648
4,700	Tractor Supply Co.	511,360
1,200	Ulta Beauty, Inc.*	416,268
2,800	Vivo Energy plc	4,715
400	WH Smith plc	10,019
11,400	Yamada Denki Co. Ltd.	50,453
3,000	Zalando SE*	133,109

		54,288,672

Semiconductors & Semiconductor Equipment – 1.3%
17,200	Advanced Micro Devices, Inc.*	522,364
2,600	Advantest Corp.	71,580

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
18,500	Analog Devices, Inc.	$2,088,095
74,400	Applied Materials, Inc.	3,341,304
2,900	ASM International NV	188,217
7,201	Broadcom, Inc.	2,072,880
300	Disco Corp.	49,505
53,700	Intel Corp.	2,570,619
23,447	Lam Research Corp.	4,404,284
63,900	Marvell Technology Group Ltd.	1,525,293
15,700	Maxim Integrated Products, Inc.	939,174
31,900	Microchip Technology, Inc.	2,765,730
141,518	Micron Technology, Inc.*	5,461,180
11,990	NVIDIA Corp.	1,969,118
15,100	NXP Semiconductors NV	1,473,911
95,800	ON Semiconductor Corp.*	1,936,118
30,700	Qorvo, Inc.*	2,044,927
15,759	QUALCOMM, Inc.	1,198,787
2,700	Siltronic AG	196,202
10,300	Skyworks Solutions, Inc.	795,881
20,500	STMicroelectronics NV	363,055
6,800	SUMCO Corp.	81,056
2,600	Texas Instruments, Inc.	298,376
400	Tokyo Electron Ltd.	56,222
32,600	Xilinx, Inc.	3,844,192

		40,258,070

Software & Services – 3.8%
7,700	Adobe, Inc.*	2,268,805
4,700	Akamai Technologies, Inc.*	376,658
13,700	Alliance Data Systems Corp.	1,919,781
1,100	Alten SA	131,881
16,700	Altran Technologies SA	265,025
7,300	Amadeus IT Group SA	578,492
5,904	Atos SE(a)	493,262
4,800	Automatic Data Processing, Inc.	793,584
8,300	Avast plc	31,668
900	AVEVA Group plc	46,184
2,000	Bechtle AG	230,171
11,600	Cadence Design Systems, Inc.*	821,396
3,600	Capgemini SE	447,599
2,000	Citrix Systems, Inc.	196,280
61,100	Cognizant Technology Solutions Corp. Class A	3,873,129
700	Computacenter plc	11,820
2,500	Dassault Systemes SE	398,763
42,000	DXC Technology Co.	2,316,300
5,100	Equiniti Group plc	14,254
12,400	Euronet Worldwide, Inc.*	2,086,176
145,100	FireEye, Inc.*	2,148,931
6,600	Fortinet, Inc.*	507,078
640	Fujitsu Ltd.	44,727
300	Gartner, Inc.*	48,282
50,976	Genpact Ltd.	1,941,676
500	GMO Payment Gateway, Inc.	34,554
17,600	International Business Machines Corp.	2,427,040
7,607	Intuit, Inc.	1,987,937

Common Stocks – (continued)
Software & Services – (continued)
1,200	Itochu Techno-Solutions Corp.	30,850
1,803	Jack Henry & Associates, Inc.	241,458
33,252	Mastercard, Inc. Class A	8,796,152
9,596	Micro Focus International plc	252,375
158,321	Microsoft Corp.	21,208,681
3,600	Nemetschek SE	216,874
1,000	NET One Systems Co. Ltd.	27,654
600	Nomura Research Institute Ltd.	9,649
8,000	NTT Data Corp.	106,817
114,124	Nuance Communications, Inc.*	1,822,560
300	Obic Co. Ltd.	34,094
13,800	Okta, Inc.*	1,704,438
35,062	Oracle Corp.	1,997,482
100	Oracle Corp. Japan	7,322
600	Otsuka Corp.	24,196
22,544	Palo Alto Networks, Inc.*	4,593,565
9,300	Paychex, Inc.	765,297
106,263	PayPal Holdings, Inc.*	12,162,863
20,400	Pegasystems, Inc.	1,452,684
21,300	Proofpoint, Inc.*	2,561,325
7,900	Sage Group plc (The)	80,569
18,698	salesforce.com, Inc.*	2,837,048
6,500	SAP SE	891,097
300	SCSK Corp.	14,788
12,876	ServiceNow, Inc.*	3,535,363
1,400	Softcat plc	17,289
7,300	Sophos Group plc	36,646
2,700	Sopra Steria Group(a)	314,607
87,127	Symantec Corp.	1,895,883
15,100	Synopsys, Inc.*	1,943,219
21,734	Tableau Software, Inc. Class A*	3,608,279
800	TIS, Inc.	40,883
400	Trend Micro, Inc.	17,874
13,500	Twilio, Inc. Class A*	1,840,725
5,634	VeriSign, Inc.*	1,178,407
45,694	Visa, Inc. Class A	7,930,194
43,300	Western Union Co. (The)	861,237
2,320	Worldline SA*	168,558
26,000	Zendesk, Inc.*	2,314,780

		113,985,235

Technology Hardware & Equipment – 1.5%
4,100	Alps Alpine Co. Ltd.	69,436
600	Amano Corp.	16,605
2,800	Amphenol Corp. Class A	268,632
3,500	Anritsu Corp.(a)	61,031
95,019	Apple, Inc.	18,806,161
900	Azbil Corp.	22,038
5,600	Brother Industries Ltd.	106,072
1,300	Canon, Inc.	38,068
59,926	Cisco Systems, Inc.	3,279,750
4,200	Citizen Watch Co. Ltd.	21,612
5,000	Electrocomponents plc	40,169
11,502	F5 Networks, Inc.*	1,675,036
11,592	FLIR Systems, Inc.	627,127
4,000	FUJIFILM Holdings Corp.	203,079

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
9,000	Halma plc	$231,144
100	Hirose Electric Co. Ltd.	11,190
1,200	Hitachi High-Technologies Corp.	61,691
5,520	Hitachi Ltd.	203,096
600	Horiba Ltd.	31,129
123,700	HP, Inc.	2,571,723
1,000	Ibiden Co. Ltd.	17,570
3,000	Ingenico Group SA(a)	265,504
86,587	Juniper Networks, Inc.	2,305,812
100	Keyence Corp.	61,672
10,800	Keysight Technologies, Inc.*	969,948
10,300	Konica Minolta, Inc.	100,359
2,500	Kyocera Corp.	163,809
5,914	Motorola Solutions, Inc.	986,041
1,100	Murata Manufacturing Co. Ltd.	49,523
76,200	NCR Corp.*	2,369,820
7,921	NetApp, Inc.	488,726
3,700	Nippon Electric Glass Co. Ltd.	94,040
51,000	Nokia OYJ	254,020
1,200	Oki Electric Industry Co. Ltd.	14,990
700	Omron Corp.	36,712
9,300	Ricoh Co. Ltd.	93,039
23,800	Seagate Technology plc	1,121,456
500	Shimadzu Corp.	12,309
2,400	Spirent Communications plc	4,657
300	Taiyo Yuden Co. Ltd.	5,631
12,900	TE Connectivity Ltd.	1,235,562
1,200	Topcon Corp.	15,075
50,000	Western Digital Corp.	2,377,500
200	Yaskawa Electric Corp.	6,839
1,300	Yokogawa Electric Corp.	25,587
14,489	Zebra Technologies Corp. Class A*	3,035,301

		44,456,291

Telecommunication Services – 0.6%
94,800	AT&T, Inc.	3,176,748
72,900	BT Group plc	182,274
4,300	Cellnex Telecom SA*	159,072
307,709	CenturyLink, Inc.	3,618,658
53,200	Deutsche Telekom AG (Registered)	921,671
1,200	Elisa OYJ	58,552
5,400	KDDI Corp.	137,412
31,300	Koninklijke KPN NV	96,116
7,300	Nippon Telegraph & Telephone Corp.	340,105
2,700	NTT DOCOMO, Inc.	62,996
7,500	Orange SA	118,298
2,300	Proximus SADP	67,976
2,000	SoftBank Group Corp.	96,331
912,300	Telecom Italia SpA*	498,075
13,900	Telefonica Deutschland Holding AG	38,835
82,600	Telefonica SA	679,245
20,900	T-Mobile US, Inc.*	1,549,526
81,625	Verizon Communications, Inc.	4,663,236

Common Stocks – (continued)
Telecommunication Services – (continued)
773,600	Vodafone Group plc	1,267,979

		17,733,105

Transportation – 0.6%
2,100	Abertis Infraestructuras SA*(c)	41,550
200	Aena SME SA	39,641
66,100	Air France-KLM*	635,272
16,300	Alaska Air Group, Inc.	1,041,733
11,500	Atlantia SpA	299,878
23,400	BBA Aviation plc	83,893
89,427	Bollore SA	394,590
800	Central Japan Railway Co.	160,406
10,700	CH Robinson Worldwide, Inc.	902,545
5,000	CSX Corp.	386,850
58,453	Delta Air Lines, Inc.	3,317,208
3,800	Deutsche Lufthansa AG (Registered)	65,154
16,800	Deutsche Post AG (Registered)	552,666
7,700	easyJet plc	93,228
3,600	Expeditors International of Washington, Inc.	273,096
13,000	FedEx Corp.	2,134,470
18,300	Firstgroup plc*	22,717
600	Fraport AG Frankfurt Airport Services Worldwide	51,645
12,200	Getlink SE	195,426
300	Go-Ahead Group plc (The)	7,513
27,200	International Consolidated Airlines Group SA	164,905
2,000	Japan Airlines Co. Ltd.	63,831
200	Japan Airport Terminal Co. Ltd.	8,554
2,200	JB Hunt Transport Services, Inc.	201,102
3,200	Kamigumi Co. Ltd.	75,884
500	Keikyu Corp.	8,621
600	Keio Corp.	39,542
600	Keisei Electric Railway Co. Ltd.	21,885
600	Kintetsu Group Holdings Co. Ltd.	28,765
700	Kyushu Railway Co.	20,421
1,200	Mitsubishi Logistics Corp.	33,049
400	Nagoya Railroad Co. Ltd.	11,078
3,000	National Express Group plc	15,297
400	Nikkon Holdings Co. Ltd.	9,197
2,800	Norfolk Southern Corp.	558,124
1,000	Odakyu Electric Railway Co. Ltd.	24,505
40,700	Royal Mail plc	109,525
1,000	Sankyu, Inc.	52,651
3,300	Seino Holdings Co. Ltd.	44,074
1,100	SG Holdings Co. Ltd.	31,278
100	Sotetsu Holdings, Inc.	2,759
29,300	Southwest Airlines Co.	1,487,854
15,300	Union Pacific Corp.	2,587,383
16,700	United Continental Holdings, Inc.*	1,462,085
3,000	United Parcel Service, Inc. Class B	309,810
500	West Japan Railway Co.	40,468
1,100	Wizz Air Holdings plc*	47,640
3,800	Yamato Holdings Co. Ltd.	77,457

		18,237,225

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – 1.2%
208,600	A2A SpA	$362,113
88,213	AES Corp.	1,478,450
6,100	Alliant Energy Corp.	299,388
12,400	Ameren Corp.	931,364
11,700	American Electric Power Co., Inc.	1,029,717
28,952	American Water Works Co., Inc.	3,358,432
3,400	Atmos Energy Corp.	358,904
38,400	CenterPoint Energy, Inc.	1,099,392
163,500	Centrica plc	182,264
1,900	Chubu Electric Power Co., Inc.	26,690
11,840	CMS Energy Corp.	685,654
10,400	Consolidated Edison, Inc.	911,872
900	ContourGlobal plc	2,172
9,500	Dominion Energy, Inc.	734,540
8,900	Drax Group plc	29,397
10,900	DTE Energy Co.	1,393,892
18,200	Duke Energy Corp.	1,605,968
6,200	E.ON SE	67,271
8,100	Edison International	546,021
95,200	EDP – Energias de Portugal SA	361,802
2,300	Electric Power Development Co. Ltd.	52,339
47	Electricite de France SA	593
8,900	Endesa SA	228,913
159,700	Enel SpA	1,114,027
11,145	Entergy Corp.	1,147,155
14,200	Evergy, Inc.	854,130
12,600	Eversource Energy	954,576
39,200	Exelon Corp.	1,879,248
11,712	FirstEnergy Corp.	501,391
38,000	Hera SpA	145,351
300	Hokkaido Electric Power Co., Inc.	1,683
103,800	Iberdrola SA	1,033,451
5,900	Innogy SE	279,761
22,300	Italgas SpA	149,877
7,900	Naturgy Energy Group SA	217,715
3,800	NextEra Energy, Inc.	778,468
23,000	NiSource, Inc.	662,400
23,998	NRG Energy, Inc.	842,810
10,800	Pinnacle West Capital Corp.	1,016,172
25,800	PPL Corp.	800,058
8,600	Public Service Enterprise Group, Inc.	505,852
11,000	Renewables Infrastructure Group Ltd. (The)	17,924
16,300	RWE AG	402,212
13,600	Southern Co. (The)	751,808
17,700	SSE plc	252,284
5,900	Suez	85,136
400	Telecom Plus plc	7,162
39,200	Terna Rete Elettrica Nazionale SpA	249,767
400	Toho Gas Co. Ltd.	14,749
3,500	Tohoku Electric Power Co., Inc.	35,416
19,500	Tokyo Electric Power Co. Holdings, Inc.*	101,850
400	Tokyo Gas Co. Ltd.	9,429

Common Stocks – (continued)
Utilities – (continued)
4,600	United Utilities Group plc	45,788
2,000	Verbund AG Class A	104,771
127,048	Vistra Energy Corp.	2,876,367
11,800	WEC Energy Group, Inc.	983,766
13,407	Xcel Energy, Inc.	797,582

		35,367,284

TOTAL COMMON STOCKS
(Cost $784,704,758)		$883,034,805

Exchange Traded Funds – 5.8%
60,856	Energy Select Sector SPDR Fund	$3,877,136
157,483	Health Care Select Sector SPDR Fund	14,589,225
199,286	Invesco Emerging Markets Sovereign Debt ETF	5,787,265
719,342	Invesco Senior Loan ETF(a)	16,300,290
251,017	SPDR Bloomberg Barclays Convertible Securities ETF	13,271,269
123,389	SPDR Dow Jones International Real Estate ETF	4,781,324
54,112	SPDR Dow Jones REIT ETF	5,346,265
2,552,421	Vanguard FTSE Emerging Markets ETF	108,554,466

TOTAL EXCHANGE TRADED FUNDS
(Cost $161,134,781)		$172,507,240

Shares	Dividend Rate	Value

Investment Company(d) – 59.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,758,798,801	2.308%	$1,758,798,801
(Cost $1,758,798,801)

Units	Description	Expiration Month	Value

Rights* – 0.0%
Capital Goods – 0.0%
12,200	ACS Actividades de Construccion y Servicios SA	07/2019	$19,144

Energy – 0.0%
31,200	Repsol SA	07/2019	17,306

TOTAL RIGHTS
(Cost $37,613)			$36,450

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,704,675,953)			$2,814,377,296

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,086,061	2.308%	$18,086,061
(Cost $18,086,061)

TOTAL INVESTMENTS – 95.0%
(Cost $2,722,762,014)		$2,832,463,357

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		148,774,735

NET ASSETS – 100.0%		$2,981,238,092

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines Peso
RUB	—Russian Ruble
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank NA	CLP	3,727,030,000	USD	5,469,218	07/01/2019	$30,918
	IDR	46,677,260,000	USD	3,260,040	07/01/2019	43,960
	IDR	112,134,730,000	USD	7,905,211	07/29/2019	8,361
	INR	336,700,000	USD	4,801,426	07/01/2019	76,340
	INR	595,400,000	USD	8,511,451	07/29/2019	90,715
	KRW	9,158,660,000	USD	7,889,841	07/01/2019	42,139
	PHP	380,350,000	USD	7,207,694	07/01/2019	215,942
	PHP	564,440,000	USD	10,947,961	07/29/2019	57,706
	RUB	198,320,000	USD	3,020,204	07/01/2019	115,972
	RUB	308,190,000	USD	4,850,072	07/29/2019	6,950
	USD	40,475,250	GBP	31,820,000	07/23/2019	65,442
	USD	10,205,870	JPY	1,095,000,000	07/23/2019	49,583
	USD	9,755,267	TWD	300,950,000	07/29/2019	25,094

TOTAL						$829,122

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Chase Bank NA	MXN	87,790,000	USD	4,583,170	07/23/2019	$(9,285)
	TWD	338,260,000	USD	10,946,144	07/01/2019	(55,435)
	USD	16,774,619	AUD	24,220,000	07/23/2019	(229,032)
	USD	7,888,507	CAD	10,420,000	07/23/2019	(68,425)
	USD	10,374,362	CHF	10,130,000	07/23/2019	(2,610)
	USD	5,348,396	CLP	3,727,030,000	07/01/2019	(151,740)
	USD	4,870,999	CLP	3,316,550,000	07/29/2019	(25,469)
	USD	64,182,951	EUR	56,520,000	07/23/2019	(85,936)
	USD	5,379,084	HUF	1,536,920,000	07/23/2019	(30,535)
	USD	3,301,079	IDR	46,677,260,000	07/01/2019	(2,921)
	USD	4,832,090	INR	336,700,000	07/01/2019	(45,677)
	USD	7,683,298	KRW	9,158,660,000	07/01/2019	(248,681)
	USD	6,569,815	KRW	7,619,080,000	07/29/2019	(18,541)
	USD	5,070,662	NOK	43,320,000	07/23/2019	(7,616)
	USD	12,992,917	NZD	19,770,000	07/23/2019	(288,568)
	USD	7,386,871	PHP	380,350,000	07/01/2019	(36,765)
	USD	3,131,781	RUB	198,320,000	07/01/2019	(4,395)
	USD	6,597,143	SEK	61,850,000	07/23/2019	(63,313)
	USD	10,725,552	TWD	338,260,000	07/01/2019	(165,158)

TOTAL						$(1,540,102)

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	92	08/28/2019	$13,012,480	$705,486
3 Month Canadian Bankers Acceptance	99	09/16/2019	18,531,079	51,436
3 Month Canadian Bankers Acceptance	108	12/16/2019	20,223,970	54,986
3 Month Canadian Bankers Acceptance	111	03/16/2020	20,807,997	4,744
3 Month Eurodollar	163	09/16/2019	39,930,925	295,559
3 Month Eurodollar	166	12/16/2019	40,705,275	345,207
3 Month Eurodollar	182	03/16/2020	44,717,400	436,528
3 Month Eurodollar	196	06/15/2020	48,203,750	494,135
3 Month Eurodollar	230	09/14/2020	56,603,000	543,280
3 Month Eurodollar	204	12/14/2020	50,204,400	498,334
3 Month Eurodollar	198	03/15/2021	48,740,175	416,212
3 Month Eurodollar	191	06/14/2021	47,002,712	276,507
3 Month Sterling	143	09/18/2019	22,522,158	44,287
3 Month Sterling	156	12/18/2019	24,562,197	45,819
3 Month Sterling	164	03/18/2020	25,833,513	62,725
3 Month Sterling	155	06/17/2020	24,420,741	75,045
3 Month Sterling	172	09/16/2020	27,101,875	78,972
3 Month Sterling	167	12/16/2020	26,306,077	74,960
3 Month Sterling	162	03/17/2021	25,521,041	69,261
3 Month Sterling	155	06/16/2021	24,414,590	56,676
Amsterdam Exchange Index	50	07/19/2019	6,378,335	11,415
ASX 90 Day Bank Accepted Bill	67	09/12/2019	46,908,959	101,359
ASX 90 Day Bank Accepted Bill	72	12/12/2019	50,420,786	85,704
ASX 90 Day Bank Accepted Bill	59	03/12/2020	41,324,148	36,701

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Australia 10 Year Bond	243	09/16/2019	$24,447,337	$113,274
CAC 40 10 Euro Index	101	07/19/2019	6,354,490	29,517
Canada 10 Year Bond	221	09/19/2019	24,129,342	215,345
DAX Index	30	09/20/2019	10,564,795	81,092
EURO STOXX 50 Index	2,651	09/20/2019	104,480,903	722,273
Euro-Bobl	380	09/06/2019	58,091,251	228,861
Euro-BTP	112	09/06/2019	17,083,425	644,910
Euro-Bund	437	09/06/2019	85,826,756	905,110
Euro-Buxl	45	09/06/2019	10,377,174	292,765
Euro-OAT	130	09/06/2019	24,383,402	409,580
Euro-Schatz	316	09/06/2019	40,346,648	73,951
FTSE 100 Index	454	09/20/2019	42,486,506	(58,318)
FTSE/JSE Top 40 Index	100	09/19/2019	3,722,542	3,550
FTSE/MIB Index	35	09/20/2019	4,209,885	18,244
Hang Seng Index	21	07/30/2019	3,831,464	49,144
IBEX 35 Index	35	07/19/2019	3,650,716	5,300
Japan 10 Year Bond	12	09/12/2019	17,128,229	54,343
LME Aluminum Base Metal	85	07/17/2019	3,787,281	72,049
Long Gilt	235	09/26/2019	38,904,409	317,586
MSCI Taiwan Index	101	07/30/2019	3,903,650	(19,978)
NASDAQ 100 E-Mini Index	366	09/20/2019	56,318,250	938,621
OMXS30 Index	236	07/19/2019	4,119,005	85,111
Russell 2000 E-Mini Index	44	09/20/2019	3,447,620	29,096
S&P Midcap 400 E-Mini Index	18	09/20/2019	3,510,000	82,068
S&P/TSX 60 Index	46	09/19/2019	6,868,650	(51,148)
SET50 Index	700	09/27/2019	5,241,640	30,502
TOPIX Index	24	09/12/2019	3,452,581	39,167
U.S. Treasury 2 Year Note	394	09/30/2019	84,765,406	462,588
U.S. Treasury 5 Year Note	592	09/30/2019	69,925,375	993,381
U.S. Treasury 10 Year Note	796	09/19/2019	101,813,375	1,758,434
U.S. Treasury Long Bond	265	09/19/2019	41,207,500	1,085,012

Total				$14,476,768

Short position contracts:
Copper	(63)	09/26/2019	$(4,273,762)	$(135,849)
LME Aluminum Base Metal	(85)	07/17/2019	(3,787,281)	50,375
LME Aluminum Base Metal	(90)	08/21/2019	(4,033,688)	(78,325)
S&P 500 E-Mini Index	(2,182)	09/20/2019	(321,212,220)	(4,831,930)
Silver	(27)	09/26/2019	(2,072,250)	(33,534)
WTI Crude Oil	(70)	07/22/2019	(4,059,300)	(463,593)

Total				$(5,492,856)

Total Futures Contracts				$8,983,912

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2019(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.540%	06/20/2024	EUR	103,350	$13,404,049	$12,282,898	$1,121,151
iTraxx Europe Index	1.000	0.523	06/20/2024	EUR	13,850	378,740	262,877	115,863
Markit CDX North America High Yield Index	5.000	3.248	06/20/2024	USD	112,400	8,626,700	6,654,211	1,972,489
Markit CDX North America Investment Grade Index	1.000	0.545	06/20/2024	USD	16,100	349,633	261,783	87,850

TOTAL						$22,759,122	$19,461,769	$3,297,353

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(a)
MSCI The World Growth Net Return Index(b)	(2.412)%	Bank of America	08/12/2019	USD 32,160	$694,922
MSCI The World Net Return Index(c)	2.412		08/12/2019	USD 35,817	(716,001)
Alerian MLP Index Total Return(b)	(2.404)	Deutsche Bank AG	10/25/2019	USD 14,309	117,339
Bloomberg Roll Select Commodity Index Total Return(d)	(0.000)	JPMorgan Chase Bank NA	08/28/2019	USD 49,375	(135,024)
Euro Stoxx Gross Total Return Index(c)	0.389		12/16/2019	EUR 46,752	(480,581)
FTSE 100 Total Return Index(c)	0.725		09/13/2019	GBP 20,298	(240,270)

TOTAL					$(759,615)

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made monthly.
(c)	Payments received monthly.
(d)	Payments made weekly.

WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Puts
S&P 500 Index	Morgan Stanley Co., Inc.	2,600 USD	07/19/2019	54	$(15,885,504)	$(8,235)	$(80,929)	$72,694
		2,625 USD	07/19/2019	53	(15,591,328)	(9,672)	(89,250)	79,578
		2,650 USD	07/19/2019	52	(15,297,152)	(11,310)	(98,371)	87,061
		2,675 USD	07/19/2019	51	(15,002,976)	(13,515)	(108,542)	95,027
		2,700 USD	07/19/2019	50	(14,708,800)	(16,500)	(119,567)	103,067
		2,725 USD	07/19/2019	49	(14,414,624)	(20,090)	(134,009)	113,919
		2,750 USD	07/19/2019	48	(14,120,448)	(24,480)	(145,843)	121,363
		2,825 USD	07/19/2019	46	(13,532,096)	(47,840)	(203,806)	155,966
		2,850 USD	07/19/2019	45	(13,237,920)	(60,300)	(225,683)	165,383

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts: (continued)
Puts (continued)
		2,875 USD	07/19/2019	44	$(12,943,744)	$(76,560)	$(255,546)	$178,986
		2,900 USD	07/19/2019	43	(12,649,568)	(97,825)	(288,678)	190,853
		2,600 USD	08/16/2019	45	(13,237,920)	(28,575)	(94,782)	66,207
		2,625 USD	08/16/2019	44	(12,943,744)	(32,340)	(103,375)	71,035
		2,650 USD	08/16/2019	43	(12,649,568)	(36,550)	(115,654)	79,104
		2,675 USD	08/16/2019	42	(12,355,392)	(41,580)	(128,354)	86,774
		2,700 USD	08/16/2019	41	(12,061,216)	(47,355)	(141,829)	94,474
		2,725 USD	08/16/2019	41	(12,061,216)	(55,350)	(156,657)	101,307
		2,750 USD	08/16/2019	40	(11,767,040)	(63,600)	(170,950)	107,350
		2,775 USD	08/16/2019	39	(11,472,864)	(72,735)	(186,582)	113,847
		2,800 USD	08/16/2019	39	(11,472,864)	(85,410)	(209,214)	123,804
		2,825 USD	08/16/2019	38	(11,178,688)	(98,040)	(231,066)	133,026
		2,850 USD	08/16/2019	37	(10,884,512)	(112,480)	(250,887)	138,407
		2,875 USD	08/16/2019	37	(10,884,512)	(132,645)	(282,817)	150,172
		2,650 USD	09/20/2019	46	(13,532,096)	(85,100)	(88,027)	2,927
		2,675 USD	09/20/2019	45	(13,237,920)	(94,050)	(95,061)	1,011
		2,700 USD	09/20/2019	44	(12,943,744)	(103,400)	(104,247)	847
		2,725 USD	09/20/2019	44	(12,943,744)	(116,820)	(116,567)	(253)
		2,750 USD	09/20/2019	43	(12,649,568)	(128,785)	(129,851)	1,066
		2,775 USD	09/20/2019	42	(12,355,392)	(141,750)	(140,248)	(1,502)
		2,800 USD	09/20/2019	41	(12,061,216)	(156,005)	(154,475)	(1,530)
		2,825 USD	09/20/2019	41	(12,061,216)	(175,685)	(173,399)	(2,286)
		2,850 USD	09/20/2019	40	(11,767,040)	(193,400)	(192,033)	(1,367)
		2,875 USD	09/20/2019	39	(11,472,864)	(212,550)	(210,836)	(1,714)
		2,900 USD	09/20/2019	39	(11,472,864)	(239,850)	(236,408)	(3,442)
		2,925 USD	09/20/2019	38	(11,178,688)	(264,100)	(259,350)	(4,750)
		2,950 USD	09/20/2019	37	(10,884,512)	(291,005)	(283,392)	(7,613)
		2,775 USD	07/19/2019	47	(13,826,272)	(30,315)	(160,705)	130,390
		2,800 USD	07/19/2019	47	(13,826,272)	(38,305)	(182,415)	144,110

Total written options contracts				1,654		$(3,464,107)	$(6,349,405)	$2,885,298

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(a) – 83.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
64,724,963	2.308%	$64,724,963

TOTAL INVESTMENTS – 83.1%
(Cost $64,724,963)		$64,724,963

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.9%		13,118,796

NET ASSETS – 100.0%		$77,843,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thailand Baht
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	34,860,000	USD	8,537,590	07/01/2019	$540,653
	CLP	5,759,060,000	USD	8,418,119	07/01/2019	80,770
	CLP	110,730,000	USD	163,006	07/29/2019	473
	COP	18,962,960,000	USD	5,649,763	07/03/2019	251,017
	IDR	96,519,640,000	USD	6,635,975	07/01/2019	196,065
	IDR	103,362,170,000	USD	7,285,716	07/29/2019	8,760
	INR	415,190,000	USD	5,933,152	07/01/2019	81,694
	INR	377,780,000	USD	5,401,101	07/29/2019	56,955
	KRW	14,590,930,000	USD	12,459,606	07/01/2019	177,064
	PEN	1,130,000	USD	334,904	07/01/2019	8,269
	PEN	2,000,000	USD	605,089	07/31/2019	1,497
	PHP	263,840,000	USD	5,012,927	07/01/2019	136,677
	PHP	284,490,000	USD	5,518,048	07/29/2019	29,047
	PLN	350,000	USD	93,564	07/23/2019	179
	RUB	640,360,000	USD	9,845,134	07/01/2019	281,336
	RUB	554,450,000	USD	8,723,622	07/29/2019	14,415
	SEK	980,000	USD	104,541	07/23/2019	1,166
	TWD	117,260,000	USD	3,713,409	07/01/2019	61,926
	TWD	9,800,000	USD	316,391	07/29/2019	458
	USD	5,079,780	BRL	19,420,000	07/01/2019	22,423
	USD	1,752,151	COP	5,592,180,000	07/03/2019	12,010
	USD	271,359	CZK	6,060,000	07/23/2019	349

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)
	USD	1,562,013	MXN	29,940,000	07/23/2019	$7,605
	USD	4,615,883	TWD	142,400,000	07/29/2019	11,875
	ZAR	41,660,000	USD	2,906,706	07/23/2019	43,158

TOTAL						$2,025,841

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	36,270,000	USD	9,466,670	07/29/2019	$(45,376)
	COP	6,189,190,000	USD	1,933,779	07/29/2019	(11,887)
	CZK	2,400,000	USD	107,457	07/23/2019	(127)
	IDR	20,961,160,000	USD	1,479,305	07/29/2019	(34)
	INR	78,720,000	USD	1,137,572	07/29/2019	(249)
	KRW	180,480,000	USD	156,271	07/29/2019	(207)
	NOK	1,390,000	USD	163,850	07/23/2019	(786)
	PHP	54,520,000	USD	1,063,349	07/29/2019	(297)
	RUB	103,480,000	USD	1,637,308	07/29/2019	(6,481)
	SEK	930,000	USD	100,588	07/23/2019	(273)
	TWD	173,470,000	USD	5,613,265	07/01/2019	(28,179)
	USD	3,923,009	BRL	15,440,000	07/01/2019	(97,877)
	USD	8,229,976	CLP	5,759,060,000	07/01/2019	(268,914)
	USD	7,033,269	CLP	4,790,460,000	07/29/2019	(39,242)
	USD	3,954,372	COP	13,370,780,000	07/03/2019	(206,267)
	USD	2,234,378	CZK	50,500,000	07/23/2019	(24,034)
	USD	163,855	HUF	46,810,000	07/23/2019	(906)
	USD	6,800,816	IDR	96,519,640,000	07/01/2019	(31,224)
	USD	4,395,745	ILS	15,830,000	07/23/2019	(45,774)
	USD	5,959,611	INR	415,190,000	07/01/2019	(55,237)
	USD	12,252,958	KRW	14,590,930,000	07/01/2019	(383,711)
	USD	6,068,418	KRW	7,035,280,000	07/29/2019	(15,116)
	USD	3,380,618	NOK	28,880,000	07/23/2019	(7,365)
	USD	934,887	PEN	3,130,000	07/01/2019	(15,672)
	USD	5,108,524	PHP	263,840,000	07/01/2019	(41,081)
	USD	287,609	PLN	1,080,000	07/23/2019	(1,652)
	USD	10,000,923	RUB	640,360,000	07/01/2019	(125,548)
	USD	402,248	THB	12,380,000	07/23/2019	(1,436)
	USD	9,223,733	TWD	290,730,000	07/01/2019	(136,687)
	USD	718,252	TWD	22,220,000	07/29/2019	(154)

TOTAL						$(1,591,793)
FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Canadian Bankers Acceptance	6	09/16/2019	$1,123,096	$3,630
3 Month Canadian Bankers Acceptance	6	12/16/2019	1,123,554	3,364

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
3 Month Canadian Bankers Acceptance	6	03/16/2020	$1,124,757	$729
3 Month Eurodollar	10	09/16/2019	2,449,750	17,839
3 Month Eurodollar	11	12/16/2019	2,697,338	20,825
3 Month Eurodollar	11	03/16/2020	2,702,700	24,562
3 Month Eurodollar	13	06/15/2020	3,197,187	31,320
3 Month Eurodollar	14	09/14/2020	3,445,400	35,568
3 Month Eurodollar	13	12/14/2020	3,199,300	33,195
3 Month Eurodollar	12	03/15/2021	2,953,950	24,554
3 Month Eurodollar	12	06/14/2021	2,953,050	13,509
3 Month Sterling	10	09/18/2019	1,574,976	3,189
3 Month Sterling	10	12/18/2019	1,574,500	3,369
3 Month Sterling	11	03/18/2020	1,732,736	4,293
3 Month Sterling	11	06/17/2020	1,733,085	5,557
3 Month Sterling	10	09/16/2020	1,575,690	5,833
3 Month Sterling	10	12/16/2020	1,575,214	5,467
3 Month Sterling	10	03/17/2021	1,575,373	4,584
3 Month Sterling	9	06/16/2021	1,417,621	3,501
Amsterdam Exchange Index	3	07/19/2019	382,700	1,023
ASX 90 Day Bank Accepted Bill	4	09/12/2019	2,800,535	4,727
ASX 90 Day Bank Accepted Bill	4	12/12/2019	2,801,155	4,254
ASX 90 Day Bank Accepted Bill	4	03/12/2020	2,801,637	1,847
Australia 10 Year Bond	114	09/16/2019	11,469,121	50,576
Brent Crude Oil	52	10/31/2019	3,292,120	129,482
CAC 40 10 Euro Index	7	07/19/2019	440,410	1,323
Cocoa	132	12/13/2019	3,260,400	139,274
Coffee ’C’	83	12/18/2019	3,528,019	405,357
Copper	7	09/26/2019	474,863	6,901
Copper	49	12/27/2019	3,332,612	(57,675)
Corn	145	12/13/2019	3,153,750	272,924
Cotton No. 2	24	12/06/2019	792,480	(835)
DAX Index	2	09/20/2019	704,320	3,108
EURO STOXX 50 Index	29	09/20/2019	1,142,945	7,078
Euro-Bobl	14	09/06/2019	2,140,204	7,100
Euro-BTP	6	09/06/2019	915,183	23,364
Euro-Bund	69	09/06/2019	13,551,593	119,877
Euro-Buxl	2	09/06/2019	461,208	5,910
Euro-OAT	5	09/06/2019	937,823	12,624
Euro-Schatz	11	09/06/2019	1,404,472	2,114
Foreign Exchange AUD/USD	51	09/16/2019	3,588,870	42,852
Foreign Exchange CHF/USD	21	09/16/2019	2,707,950	28,331
FTSE 100 Index	5	09/20/2019	467,913	(240)
FTSE/JSE Top 40 Index	6	09/19/2019	223,352	(74)
FTSE/MIB Index	2	09/20/2019	240,565	984
Hang Seng Index	1	07/30/2019	182,451	(176)
IBEX 35 Index	1	07/19/2019	104,306	157
Japan 10 Year Bond	7	09/12/2019	9,991,467	2,386
KC HRW Wheat	133	12/13/2019	3,226,912	241,522
Lean Hogs	120	12/13/2019	3,426,000	(222,248)
Live Cattle	76	12/31/2019	3,357,680	(4,879)
LME Aluminum Base Metal	270	07/17/2019	12,030,187	(368,293)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
LME Aluminum Base Metal	125	08/21/2019	$5,602,344	$(294,671)
LME Aluminum Base Metal	103	09/18/2019	4,635,644	(248,009)
LME Aluminum Base Metal	98	10/16/2019	4,424,087	(105,010)
LME Aluminum Base Metal	73	11/20/2019	3,313,744	29,560
LME Lead Base Metal	46	07/17/2019	2,214,325	112,983
LME Lead Base Metal	32	08/21/2019	1,544,800	24,093
LME Nickel Base Metal	53	07/17/2019	4,019,520	203,839
LME Nickel Base Metal	24	08/21/2019	1,825,344	212,655
LME Nickel Base Metal	21	09/18/2019	1,600,830	171,688
LME Nickel Base Metal	14	10/16/2019	1,066,884	(35,439)
LME Zinc Base Metal	164	07/17/2019	10,434,500	(359,091)
LME Zinc Base Metal	112	08/21/2019	7,019,600	(223,663)
LME Zinc Base Metal	72	09/18/2019	4,501,800	(409,875)
LME Zinc Base Metal	68	10/16/2019	4,238,100	(290,272)
LME Zinc Base Metal	53	11/20/2019	3,297,925	29,037
Long Gilt	53	09/26/2019	8,774,186	26,416
Low Sulphur Gasoil	56	11/12/2019	3,322,200	121,029
MSCI Taiwan Index	6	07/30/2019	231,900	(540)
NASDAQ 100 E-Mini Index	4	09/20/2019	615,500	4,401
Natural Gas	139	10/29/2019	3,344,340	(66,911)
NY Harbor ULSD	41	10/31/2019	3,357,728	136,894
OMXS30 Index	14	07/19/2019	244,348	4,044
RBOB Gasoline	49	10/31/2019	3,387,262	227,628
S&P 500 E-Mini Index	56	09/20/2019	8,243,760	92,959
S&P/TSX 60 Index	3	09/19/2019	447,955	533
SET50 Index	42	09/27/2019	314,498	1,157
Sugar No. 11	220	02/28/2020	3,326,400	(16,003)
U.S. Treasury 2 Year Note	18	09/30/2019	3,872,531	17,487
U.S. Treasury 5 Year Note	28	09/30/2019	3,307,281	38,568
U.S. Treasury Long Bond	12	09/19/2019	1,866,000	37,626
Wheat	120	12/13/2019	3,223,500	342,659
WTI Crude Oil	57	10/22/2019	3,292,320	195,502

Total				$1,086,837

Short position contracts:
100 oz Gold	(9)	08/28/2019	(1,272,960)	(48,575)
Brent Crude Oil	(27)	07/31/2019	(1,733,670)	(69,744)
Canada 10 Year Bond	(97)	09/19/2019	(10,590,707)	(8,607)
CBOE Volatility Index	(56)	07/17/2019	(869,400)	34,513
CBOE Volatility Index	(54)	08/21/2019	(895,050)	19,048
CBOE Volatility Index	(53)	09/18/2019	(897,025)	10,989
Cocoa	(182)	09/13/2019	(4,431,700)	58,427
Coffee ’C’	(99)	09/18/2019	(4,074,469)	(247,493)
Corn	(330)	09/13/2019	(7,045,500)	7,649
Feeder Cattle	(21)	08/29/2019	(1,435,350)	12,621
Foreign Exchange CAD/USD	(45)	09/17/2019	(3,440,925)	(25,200)
Foreign Exchange EUR/USD	(32)	09/16/2019	(4,576,600)	(26,192)
Foreign Exchange GBP/USD	(19)	09/16/2019	(1,513,231)	(237)
Foreign Exchange JPY/USD	(61)	09/16/2019	(7,112,219)	(16,026)
Foreign Exchange NZD/USD	(11)	09/16/2019	(739,970)	(16,475)
HSCEI	(2)	07/30/2019	(138,702)	(54)
KC HRW Wheat	(157)	09/13/2019	(3,630,625)	15,584
KOSPI 200 Index	(4)	09/11/2019	(241,112)	(4,538)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Lean Hogs	(172)	08/14/2019	$(5,252,880)	$384,568
Live Cattle	(119)	08/30/2019	(4,961,110)	61,307
LME Aluminum Base Metal	(270)	07/17/2019	(12,030,188)	386,077
LME Aluminum Base Metal	(217)	08/21/2019	(9,725,669)	209,062
LME Aluminum Base Metal	(103)	09/18/2019	(4,635,644)	118,123
LME Aluminum Base Metal	(98)	10/16/2019	(4,424,087)	55,860
LME Lead Base Metal	(46)	07/17/2019	(2,214,325)	(90,150)
LME Lead Base Metal	(32)	08/21/2019	(1,544,800)	(78,412)
LME Nickel Base Metal	(53)	07/17/2019	(4,019,520)	(259,884)
LME Nickel Base Metal	(35)	08/21/2019	(2,661,960)	(257,225)
LME Nickel Base Metal	(21)	09/18/2019	(1,600,830)	40,384
LME Nickel Base Metal	(14)	10/16/2019	(1,066,884)	33,525
LME Zinc Base Metal	(164)	07/17/2019	(10,434,500)	339,614
LME Zinc Base Metal	(112)	08/21/2019	(7,019,600)	400,292
LME Zinc Base Metal	(72)	09/18/2019	(4,501,800)	322,075
LME Zinc Base Metal	(68)	10/16/2019	(4,238,100)	55,206
Low Sulphur Gasoil	(57)	08/12/2019	(3,355,875)	(105,740)
Natural Gas	(67)	07/29/2019	(1,549,710)	10,245
NY Harbor ULSD	(27)	07/31/2019	(2,187,826)	(57,139)
RBOB Gasoline	(2)	07/31/2019	(158,298)	980
Silver	(19)	09/26/2019	(1,458,250)	(42,839)
Soybean	(93)	11/14/2019	(4,291,950)	(123,798)
Sugar No. 11	(335)	09/30/2019	(4,723,768)	1,577
TOPIX Index	(2)	09/12/2019	(287,715)	225
U.S. Treasury 10 Year Note	(101)	09/19/2019	(12,918,531)	(67,156)
Wheat	(93)	09/13/2019	(2,436,600)	(28,443)
WTI Crude Oil	(62)	07/22/2019	(3,595,380)	(199,905)

Total				$804,119

Total Futures Contracts				$1,890,956

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2019(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
iTraxx Europe Crossover Index	5.000%	2.540%	06/20/2024	EUR	450	$58,364	$51,924	$6,440
iTraxx Europe Index	1.000	0.523	06/20/2024		1,500	41,018	30,248	10,770
Markit CDX North America High Yield Index	5.000	3.248	06/20/2024	USD	650	49,888	41,165	8,723
Markit CDX North America Investment Grade Index	1.000	0.545	06/20/2024		1650	35,832	29,004	6,828

TOTAL						$185,102	$152,341	$32,761

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/ Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(a)
A basket (DBGSFDJP) of common stocks(b)*	(0.064)%	Deutsche Bank AG	09/17/2019	JPY	7,733,107	$19,419
TOPIX Total Retun Index(c)	0.064		09/17/2019	JPY	7,585,399	96,728
A basket (JPGSFDUK) of common stocks(b)*	(0.722)	JPMorgan Chase Bank NA	08/05/2019	GBP	13,498	74,104
A basket (JPGSFDUS) of common stocks(b)*	(2.404)		08/30/2019	USD	57,563	581,807
Euro Stoxx Gross Total Return Index(c)	(0.396)		12/16/2019	EUR	4,776	9,616
Euro Stoxx Gross Total Return Index(c)	0.396		12/16/2019	EUR	35,263	(20,119)
A basket (JPGSFDEU) of common stocks(b)*	(0.396)		12/16/2019	EUR	36,814	37,833
A basket (JPGSFDEU) of common stocks(b)*	0.396		12/16/2019	EUR	5,624	(18,391)
FTSE 100 Total Return Index(c)	0.722		08/05/2019	GBP	12,305	(18,497)
S&P 500 Total Return Index(c)	2.404		08/30/2019	USD	49,961	(486,088)

TOTAL						$276,412

(a)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made weekly.
(c)	Payments received weekly.
*	The components of the basket shown below.

A basket (DBGSFDJP) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Sony Corp	Consumer Discretionary	38,122	$1,995,863	2.78%
Nippon Telegraph & Telephone Corp	Communication Services	39,875	1,854,419	2.59
NTT DOCOMO Inc	Communication Services	71,395	1,662,772	2.32
FANUC Corp	Industrials	7,599	1,403,904	1.96
Recruit Holdings Co Ltd	Industrials	41,723	1,389,993	1.94
Seven & i Holdings Co Ltd	Consumer Staples	34,887	1,179,723	1.64
Tokio Marine Holdings Inc	Financials	23,165	1,159,300	1.62
Nidec Corp	Industrials	8,319	1,135,492	1.58
Canon Inc	Information Technology	36,446	1,062,827	1.48
Hoya Corp	Health Care	13,561	1,037,573	1.45
Astellas Pharma Inc	Health Care	66,734	949,538	1.32
Tokyo Electron Ltd	Information Technology	6,752	946,355	1.32
Daikin Industries Ltd	Industrials	6,946	905,532	1.26
Dai-ichi Life Holdings Inc	Financials	55,617	837,762	1.17
Nissan Motor Co Ltd	Consumer Discretionary	115,285	824,567	1.15
FUJIFILM Holdings Corp	Information Technology	15,492	784,489	1.09
Eisai Co Ltd	Health Care	13,612	768,531	1.07
ORIX Corp	Financials	48,368	720,955	1.01
Panasonic Corp	Consumer Discretionary	84,558	703,557	0.98
Mitsubishi Estate Co Ltd	Real Estate	37,251	692,331	0.97
Omron Corp	Information Technology	13,279	691,755	0.96
Kyocera Corp	Information Technology	10,381	676,988	0.94
Resona Holdings Inc	Financials	151,032	628,038	0.88
Mitsubishi Heavy Industries Ltd	Industrials	14,256	619,913	0.86
Bridgestone Corp	Consumer Discretionary	15,729	618,506	0.86
Disco Corp	Information Technology	3,630	594,915	0.83
Nitori Holdings Co Ltd	Consumer Discretionary	4,331	573,339	0.80
PeptiDream Inc	Health Care	11,090	566,407	0.79
Japan Airlines Co Ltd	Industrials	17,246	550,397	0.77
Takeda Pharmaceutical Co Ltd	Health Care	15,505	549,447	0.77
Sumitomo Corp	Industrials	34,589	523,427	0.73
Toray Industries Inc	Materials	68,193	517,832	0.72
Nitto Denko Corp	Materials	10,375	511,361	0.71
Unicharm Corp	Consumer Staples	16,836	506,264	0.71

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Olympus Corp	Health Care	45,295	$502,155	0.70%
West Japan Railway Co	Industrials	6,207	501,516	0.70
Tokyo Electric Power Co Holdings Inc	Utilities	96,117	500,721	0.70
SBI Holdings Inc/Japan	Financials	19,716	487,425	0.68
Chugai Pharmaceutical Co Ltd	Health Care	7,445	485,845	0.68
MINEBEA MITSUMI Inc	Industrials	28,694	485,408	0.68
KDDI Corp	Communication Services	18,196	462,732	0.65
Mazda Motor Corp	Consumer Discretionary	44,275	461,506	0.64
Pan Pacific International Holdings Corp	Consumer Discretionary	7,254	459,929	0.64
Sompo Holdings Inc	Financials	11,821	455,939	0.64
MonotaRO Co Ltd	Industrials	18,245	444,128	0.62
Yamato Holdings Co Ltd	Industrials	21,642	439,545	0.61
Kao Corp	Consumer Staples	5,687	432,811	0.60
IHI Corp	Industrials	17,147	412,773	0.58
CyberAgent Inc	Communication Services	11,384	412,085	0.57
JXTG Holdings Inc	Energy	80,773	400,124	0.56
Ono Pharmaceutical Co Ltd	Health Care	21,577	386,418	0.54
NTT Data Corp	Information Technology	28,936	384,903	0.54
Oriental Land Co Ltd/Japan	Consumer Discretionary	3,061	378,571	0.53
GungHo Online Entertainment Inc	Communication Services	13,173	363,878	0.51
Trend Micro Inc/Japan	Information Technology	8,150	363,010	0.51
MS&AD Insurance Group Holdings Inc	Financials	11,062	350,688	0.49
Hitachi Chemical Co Ltd	Materials	12,809	347,419	0.48
Alps Alpine Co Ltd	Information Technology	20,102	338,392	0.47
Park24 Co Ltd	Industrials	14,339	333,490	0.46
Tokyo Gas Co Ltd	Utilities	14,175	333,416	0.46
Central Japan Railway Co	Industrials	1,664	332,913	0.46
Bandai Namco Holdings Inc	Consumer Discretionary	6,754	327,418	0.46
Yamaha Corp	Consumer Discretionary	6,747	320,204	0.45
LIXIL Group Corp	Industrials	20,041	316,553	0.44
MEIJI Holdings Co Ltd	Consumer Staples	4,422	315,616	0.44
Lawson Inc	Consumer Staples	6,586	315,608	0.44
MISUMI Group Inc	Industrials	12,175	304,949	0.43
NSK Ltd	Industrials	34,150	303,892	0.42
Konica Minolta Inc	Information Technology	30,679	298,319	0.42
Mitsui Mining & Smelting Co Ltd	Materials	12,290	293,458	0.41
Koito Manufacturing Co Ltd	Consumer Discretionary	5,489	292,575	0.41
Yakult Honsha Co Ltd	Consumer Staples	4,847	285,301	0.40
Ajinomoto Co Inc	Consumer Staples	16,102	278,808	0.39
Kirin Holdings Co Ltd	Consumer Staples	12,821	276,146	0.38
Japan Tobacco Inc	Consumer Staples	12,506	275,846	0.38
Asahi Group Holdings Ltd	Consumer Staples	5,974	268,304	0.37
Kawasaki Heavy Industries Ltd	Industrials	11,270	264,617	0.37
Welcia Holdings Co Ltd	Consumer Staples	6,485	263,602	0.37
Shiseido Co Ltd	Consumer Staples	3,498	263,329	0.37
Japan Exchange Group Inc	Financials	16,480	261,527	0.36
East Japan Railway Co	Industrials	2,775	259,315	0.36
Secom Co Ltd	Industrials	2,996	257,577	0.36
DMG Mori Co Ltd	Industrials	16,080	257,121	0.36
Mitsubishi Motors Corp	Consumer Discretionary	53,685	256,781	0.36
Amada Holdings Co Ltd	Industrials	22,272	250,427	0.35
Mitsubishi Chemical Holdings Corp	Materials	35,430	247,173	0.34
NET One Systems Co Ltd	Information Technology	8,988	247,030	0.34
Sumitomo Metal Mining Co Ltd	Materials	8,257	246,373	0.34
Nomura Real Estate Holdings Inc	Real Estate	11,265	241,832	0.34
Skylark Holdings Co Ltd	Consumer Discretionary	12,986	226,418	0.32
Suntory Beverage & Food Ltd	Consumer Staples	5,176	224,790	0.31
Yamada Denki Co Ltd	Consumer Discretionary	49,773	220,077	0.31
Furukawa Electric Co Ltd	Industrials	7,491	219,080	0.31

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Mitsubishi Materials Corp	Materials	7,641	$217,103	0.30%
ANA Holdings Inc	Industrials	6,285	207,865	0.29
Taiheiyo Cement Corp	Materials	6,720	203,068	0.28
Terumo Corp	Health Care	6,732	200,319	0.28
LINE Corp	Communication Services	7,160	200,116	0.28
Nippon Paint Holdings Co Ltd	Materials	5,077	196,724	0.27
Keio Corp	Industrials	2,965	194,851	0.27
Daito Trust Construction Co Ltd	Real Estate	1,530	194,793	0.27
Hoshizaki Corp	Industrials	2,596	192,973	0.27
NH Foods Ltd	Consumer Staples	4,488	191,987	0.27
Nissin Foods Holdings Co Ltd	Consumer Staples	2,984	191,963	0.27
Sekisui Chemical Co Ltd	Consumer Discretionary	12,597	188,926	0.26
Kintetsu Group Holdings Co Ltd	Industrials	3,922	187,575	0.26
Nippon Suisan Kaisha Ltd	Consumer Staples	30,171	186,824	0.26
Coca-Cola Bottlers Japan Holdings Inc	Consumer Staples	7,350	185,927	0.26
Pola Orbis Holdings Inc	Consumer Staples	6,639	185,226	0.26
Takashimaya Co Ltd	Consumer Discretionary	16,667	182,461	0.25
Lion Corp	Consumer Staples	9,773	181,817	0.25
TIS Inc	Information Technology	3,525	179,384	0.25
JTEKT Corp	Industrials	14,661	177,482	0.25
ABC-Mart Inc	Consumer Discretionary	2,719	176,900	0.25
Asics Corp	Consumer Discretionary	16,066	173,799	0.24
Tokuyama Corp	Materials	6,262	169,026	0.24
Tsuruha Holdings Inc	Consumer Staples	1,819	167,961	0.23
Kakaku.com Inc	Communication Services	8,617	166,136	0.23
Toho Co Ltd/Tokyo	Communication Services	3,891	165,188	0.23
Casio Computer Co Ltd	Consumer Discretionary	13,296	164,901	0.23
Nexon Co Ltd	Communication Services	11,261	163,056	0.23
Shionogi & Co Ltd	Health Care	2,831	162,910	0.23
Itochu Techno-Solutions Corp	Information Technology	6,218	159,200	0.22
Electric Power Development Co Ltd	Utilities	6,988	158,582	0.22
Fast Retailing Co Ltd	Consumer Discretionary	262	158,426	0.22
Suzuki Motor Corp	Consumer Discretionary	3,347	157,108	0.22
Sundrug Co Ltd	Consumer Staples	5,729	154,844	0.22
Konami Holdings Corp	Communication Services	3,260	152,615	0.21
Shimamura Co Ltd	Consumer Discretionary	2,011	150,066	0.21
Ryohin Keikaku Co Ltd	Consumer Discretionary	827	149,204	0.21
Toyo Suisan Kaisha Ltd	Consumer Staples	3,543	145,801	0.20
Kyushu Electric Power Co Inc	Utilities	14,763	144,788	0.20
Chugoku Electric Power Co Inc/The	Utilities	11,335	142,688	0.20
Otsuka Corp	Information Technology	3,492	140,318	0.20
Mitsubishi Tanabe Pharma Corp	Health Care	12,552	139,623	0.19
Cosmo Energy Holdings Co Ltd	Energy	6,191	139,286	0.19
Nichirei Corp	Consumer Staples	5,787	137,163	0.19
Fujikura Ltd	Industrials	36,183	135,838	0.19
Capcom Co Ltd	Communication Services	6,777	135,826	0.19
Calbee Inc	Consumer Staples	4,894	131,916	0.18
Odakyu Electric Railway Co Ltd	Industrials	5,380	131,514	0.18
DIC Corp	Materials	4,917	129,620	0.18
Sawai Pharmaceutical Co Ltd	Health Care	2,399	129,399	0.18
Osaka Gas Co Ltd	Utilities	7,420	129,108	0.18
Nisshin Seifun Group Inc	Consumer Staples	5,637	128,478	0.18
Japan Airport Terminal Co Ltd	Industrials	2,992	127,426	0.18
Otsuka Holdings Co Ltd	Health Care	3,909	127,387	0.18
Aeon Co Ltd	Consumer Staples	7,400	126,978	0.18
Tokyu Corp	Industrials	7,141	126,500	0.18
Kyowa Exeo Corp	Industrials	5,068	125,994	0.18
Asahi Intecc Co Ltd	Health Care	5,066	124,623	0.17
Hulic Co Ltd	Real Estate	15,139	121,525	0.17

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Fuji Media Holdings Inc	Communication Services	8,703	$121,166	0.17%
Keihan Holdings Co Ltd	Industrials	2,781	121,049	0.17
Tohoku Electric Power Co Inc	Utilities	11,887	119,993	0.17
Hankyu Hanshin Holdings Inc	Industrials	3,348	119,782	0.17
Keikyu Corp	Industrials	6,883	118,360	0.16
COMSYS Holdings Corp	Industrials	4,645	117,637	0.16
SoftBank Group Corp	Communication Services	2,446	117,114	0.16
Taiyo Nippon Sanso Corp	Materials	5,503	116,712	0.16
Rohto Pharmaceutical Co Ltd	Health Care	4,247	115,110	0.16
Chubu Electric Power Co Inc	Utilities	8,183	114,654	0.16
Tobu Railway Co Ltd	Industrials	3,927	114,301	0.16
Kuraray Co Ltd	Materials	9,580	114,293	0.16
Toho Gas Co Ltd	Utilities	3,074	112,973	0.16
Mitsui E&S Holdings Co Ltd	Industrials	12,252	112,777	0.16
Oracle Corp Japan	Information Technology	1,541	112,454	0.16
Nagoya Railroad Co Ltd	Industrials	4,042	111,694	0.16
Nippon Paper Industries Co Ltd	Materials	6,263	110,777	0.15
Cosmos Pharmaceutical Corp	Consumer Staples	652	110,574	0.15
SCSK Corp	Information Technology	2,232	109,658	0.15
Yokohama Rubber Co Ltd/The	Consumer Discretionary	5,921	108,676	0.15
AEON Financial Service Co Ltd	Financials	6,619	106,446	0.15
Hikari Tsushin Inc	Consumer Discretionary	480	104,587	0.15
Suzuken Co Ltd/Aichi Japan	Health Care	1,771	103,747	0.14
Kansai Electric Power Co Inc/The	Utilities	9,020	103,213	0.14
Benesse Holdings Inc	Consumer Discretionary	4,433	103,068	0.14
Seino Holdings Co Ltd	Industrials	7,710	102,554	0.14
Sugi Holdings Co Ltd	Consumer Staples	2,168	102,308	0.14
Morinaga Milk Industry Co Ltd	Consumer Staples	2,547	100,681	0.14
Azbil Corp	Information Technology	4,041	98,579	0.14
Ito En Ltd	Consumer Staples	2,108	98,080	0.14
Square Enix Holdings Co Ltd	Communication Services	3,061	97,907	0.14
Topcon Corp	Information Technology	7,743	96,749	0.13
Ricoh Co Ltd	Information Technology	9,588	95,632	0.13
Mitsubishi UFJ Financial Group Inc	Financials	19,954	94,703	0.13
Fuji Oil Holdings Inc	Consumer Staples	3,098	93,340	0.13
Morinaga & Co Ltd/Japan	Consumer Staples	1,875	91,260	0.13
Yamazaki Baking Co Ltd	Consumer Staples	6,040	91,206	0.13
Yamato Kogyo Co Ltd	Materials	3,102	90,292	0.13
Nippon Television Holdings Inc	Communication Services	6,045	89,427	0.12
Aoyama Trading Co Ltd	Consumer Discretionary	4,549	89,048	0.12
Rakuten Inc	Consumer Discretionary	7,464	88,563	0.12
Rengo Co Ltd	Materials	10,894	87,350	0.12
Taisei Corp	Industrials	2,393	86,849	0.12
NOK Corp	Consumer Discretionary	5,743	85,924	0.12
Nihon Kohden Corp	Health Care	3,159	85,444	0.12
Ain Holdings Inc	Consumer Staples	1,468	85,310	0.12
Sankyo Co Ltd	Consumer Discretionary	2,334	84,381	0.12
Sumitomo Bakelite Co Ltd	Materials	2,361	84,148	0.12
Miura Co Ltd	Industrials	2,722	83,906	0.12
Keyence Corp	Information Technology	136	83,251	0.12
GS Yuasa Corp	Industrials	4,307	82,958	0.12
Zenkoku Hosho Co Ltd	Financials	2,159	82,759	0.12
Kyudenko Corp	Industrials	2,735	82,003	0.11
K’s Holdings Corp	Consumer Discretionary	8,695	81,969	0.11
Sumitomo Dainippon Pharma Co Ltd	Health Care	4,321	81,837	0.11
Honda Motor Co Ltd	Consumer Discretionary	3,140	81,055	0.11
Nifco Inc/Japan	Consumer Discretionary	3,275	81,020	0.11
Obayashi Corp	Industrials	8,165	80,300	0.11
Kamigumi Co Ltd	Industrials	3,339	78,931	0.11

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Sumitomo Osaka Cement Co Ltd	Materials	1,951	$77,412	0.11%
Ezaki Glico Co Ltd	Consumer Staples	1,733	77,122	0.11
Marubeni Corp	Industrials	11,497	75,987	0.11
Glory Ltd	Industrials	2,864	75,510	0.11
House Foods Group Inc	Consumer Staples	1,973	73,967	0.10
Amano Corp	Information Technology	2,673	73,670	0.10
Izumi Co Ltd	Consumer Discretionary	1,819	73,441	0.10
Yoshinoya Holdings Co Ltd	Consumer Discretionary	4,249	73,250	0.10
Tokyo Ohka Kogyo Co Ltd	Materials	2,310	72,063	0.10
Sapporo Holdings Ltd	Consumer Staples	3,425	72,041	0.10
Hokkaido Electric Power Co Inc	Utilities	12,866	71,915	0.10
Zensho Holdings Co Ltd	Consumer Discretionary	3,503	71,106	0.10
Hokuriku Electric Power Co	Utilities	9,699	70,218	0.10
Sanwa Holdings Corp	Industrials	6,456	69,299	0.10
Sohgo Security Services Co Ltd	Industrials	1,499	69,072	0.10
Keisei Electric Railway Co Ltd	Industrials	1,881	68,451	0.10
Kokuyo Co Ltd	Industrials	4,823	67,421	0.09
Nipro Corp	Health Care	6,073	67,273	0.09
Kewpie Corp	Consumer Staples	3,035	66,994	0.09
Megmilk Snow Brand Co Ltd	Consumer Staples	3,055	66,879	0.09
Hitachi Ltd	Information Technology	1,814	66,398	0.09
OSG Corp	Industrials	3,369	66,334	0.09
Rinnai Corp	Consumer Discretionary	1,029	65,334	0.09
Nippon Light Metal Holdings Co Ltd	Materials	30,231	65,294	0.09
Maruha Nichiro Corp	Consumer Staples	2,207	64,764	0.09
Kajima Corp	Industrials	4,629	63,420	0.09
Air Water Inc	Materials	3,699	63,229	0.09
Fancl Corp	Consumer Staples	2,504	61,501	0.09
Daiichi Sankyo Co Ltd	Health Care	1,175	61,360	0.09
Mitsubishi Corp	Industrials	2,300	60,538	0.08
Acom Co Ltd	Financials	16,732	60,180	0.08
Pigeon Corp	Consumer Staples	1,469	59,013	0.08
ITOCHU Corp	Industrials	3,013	57,551	0.08
Murata Manufacturing Co Ltd	Information Technology	1,269	56,938	0.08
Okumura Corp	Industrials	1,856	56,690	0.08
Hakuhodo DY Holdings Inc	Communication Services	3,349	56,317	0.08
Tokyo Century Corp	Financials	1,337	56,312	0.08
H2O Retailing Corp	Consumer Discretionary	4,887	56,261	0.08
Sanrio Co Ltd	Consumer Discretionary	2,518	55,860	0.08
Relo Group Inc	Real Estate	2,218	55,785	0.08
Tsumura & Co	Health Care	1,998	55,655	0.08
Nankai Electric Railway Co Ltd	Industrials	2,286	55,512	0.08
Anritsu Corp	Information Technology	3,160	54,872	0.08
Nishimatsu Construction Co Ltd	Industrials	2,809	54,082	0.08
Dai Nippon Printing Co Ltd	Industrials	2,499	53,188	0.07
Kaken Pharmaceutical Co Ltd	Health Care	1,136	53,053	0.07
Toppan Printing Co Ltd	Industrials	3,470	52,586	0.07
Maruichi Steel Tube Ltd	Materials	1,881	52,197	0.07
Alfresa Holdings Corp	Health Care	2,099	51,705	0.07
Sega Sammy Holdings Inc	Consumer Discretionary	4,212	51,104	0.07
Kinden Corp	Industrials	3,325	50,893	0.07
Resorttrust Inc	Consumer Discretionary	3,325	50,831	0.07
Shikoku Electric Power Co Inc	Utilities	5,489	50,679	0.07
Fujitsu Ltd	Information Technology	715	49,796	0.07
Meitec Corp	Industrials	963	49,362	0.07
TS Tech Co Ltd	Consumer Discretionary	1,809	49,190	0.07
Advantest Corp	Information Technology	1,763	48,462	0.07
Shochiku Co Ltd	Communication Services	430	48,433	0.07
Shimachu Co Ltd	Consumer Discretionary	2,053	47,659	0.07

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Autobacs Seven Co Ltd	Consumer Discretionary	2,811	$46,322	0.06%
Shimano Inc	Consumer Discretionary	298	44,237	0.06
Daiichikosho Co Ltd	Communication Services	949	44,078	0.06
Valor Holdings Co Ltd	Consumer Staples	2,110	43,735	0.06
Brother Industries Ltd	Information Technology	2,300	43,393	0.06
Toho Holdings Co Ltd	Health Care	1,936	43,319	0.06
Toyo Seikan Group Holdings Ltd	Materials	2,161	42,837	0.06
Taisho Pharmaceutical Holdings Co Ltd	Health Care	557	42,703	0.06
Credit Saison Co Ltd	Financials	3,636	42,503	0.06
Iwatani Corp	Energy	1,222	42,348	0.06
Oki Electric Industry Co Ltd	Information Technology	3,385	42,206	0.06
Obic Co Ltd	Information Technology	369	41,738	0.06
Kobayashi Pharmaceutical Co Ltd	Consumer Staples	548	39,154	0.05
Sotetsu Holdings Inc	Industrials	1,413	38,876	0.05
Colowide Co Ltd	Consumer Discretionary	2,013	38,469	0.05
GMO Payment Gateway Inc	Information Technology	559	38,368	0.05
Mitsubishi Logistics Corp	Industrials	1,390	38,178	0.05
Mitsubishi Electric Corp	Industrials	2,883	37,918	0.05
Duskin Co Ltd	Industrials	1,435	37,653	0.05
KYORIN Holdings Inc	Health Care	2,114	37,387	0.05
Mitsui & Co Ltd	Industrials	2,269	36,889	0.05
Tokai Rika Co Ltd	Consumer Discretionary	2,227	36,678	0.05
Medipal Holdings Corp	Health Care	1,632	35,990	0.05
Toyota Tsusho Corp	Industrials	1,185	35,878	0.05
Hokuhoku Financial Group Inc	Financials	3,454	35,862	0.05
Kagome Co Ltd	Consumer Staples	1,510	35,063	0.05
Wacoal Holdings Corp	Consumer Discretionary	1,346	34,893	0.05
Daifuku Co Ltd	Industrials	621	34,812	0.05
NOF Corp	Materials	933	34,725	0.05
TV Asahi Holdings Corp	Communication Services	2,142	34,501	0.05
Nippon Shinyaku Co Ltd	Health Care	490	34,487	0.05
Toyobo Co Ltd	Materials	2,887	34,418	0.05
Nippon Electric Glass Co Ltd	Information Technology	1,358	34,355	0.05
Isuzu Motors Ltd	Consumer Discretionary	2,999	34,114	0.05
Fujitsu General Ltd	Consumer Discretionary	2,143	34,009	0.05
SG Holdings Co Ltd	Industrials	1,201	34,005	0.05
Nishi-Nippon Financial Holdings Inc	Financials	4,617	33,167	0.05
SMC Corp/Japan	Industrials	87	32,570	0.05
Sojitz Corp	Industrials	10,031	32,172	0.04
DeNA Co Ltd	Communication Services	1,678	32,121	0.04
Yokogawa Electric Corp	Information Technology	1,623	31,771	0.04
Lintec Corp	Materials	1,518	31,583	0.04
Nikon Corp	Consumer Discretionary	2,080	29,385	0.04
Mochida Pharmaceutical Co Ltd	Health Care	690	29,317	0.04
Japan Post Insurance Co Ltd	Financials	1,572	29,103	0.04
Mitsubishi UFJ Lease & Finance Co Ltd	Financials	5,409	28,631	0.04
Kikkoman Corp	Consumer Staples	654	28,421	0.04
Sony Financial Holdings Inc	Financials	1,183	28,384	0.04
SUMCO Corp	Information Technology	2,277	27,063	0.04
North Pacific Bank Ltd	Financials	11,371	26,982	0.04
Toagosei Co Ltd	Materials	2,560	26,859	0.04
Dowa Holdings Co Ltd	Materials	829	26,540	0.04
Japan Post Holdings Co Ltd	Financials	2,178	24,634	0.03
Sumitomo Mitsui Construction Co Ltd	Industrials	4,430	24,513	0.03
Mebuki Financial Group Inc	Financials	8,950	23,311	0.03
Sumitomo Heavy Industries Ltd	Industrials	672	23,084	0.03
Nippon Shokubai Co Ltd	Materials	345	22,788	0.03
Kyushu Railway Co	Industrials	780	22,712	0.03
Hitachi Metals Ltd	Materials	2,005	22,618	0.03

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Iida Group Holdings Co Ltd	Consumer Discretionary	1,390	$22,413	0.03%
Nishi-Nippon Railroad Co Ltd	Industrials	1,024	21,822	0.03
Daishi Hokuetsu Financial Group Inc	Financials	823	21,048	0.03
Ibiden Co Ltd	Information Technology	1,199	20,966	0.03
Showa Denko KK	Materials	707	20,766	0.03
Nihon Parkerizing Co Ltd	Materials	1,838	20,339	0.03
Hitachi High-Technologies Corp	Information Technology	389	19,977	0.03
Fuji Electric Co Ltd	Industrials	564	19,420	0.03
Nissan Chemical Corp	Materials	421	18,958	0.03
Hanwa Co Ltd	Industrials	706	18,852	0.03
Sangetsu Corp	Consumer Discretionary	1,008	18,514	0.03
Oji Holdings Corp	Materials	3,107	17,917	0.02
77 Bank Ltd/The	Financials	1,212	17,811	0.02
Sankyu Inc	Industrials	337	17,672	0.02
Asahi Kasei Corp	Materials	1,610	17,138	0.02
THK Co Ltd	Industrials	690	16,465	0.02
Mitsui Chemicals Inc	Materials	665	16,446	0.02
Sekisui House Ltd	Consumer Discretionary	946	15,570	0.02
Persol Holdings Co Ltd	Industrials	660	15,481	0.02
Stanley Electric Co Ltd	Consumer Discretionary	622	15,274	0.02
Kissei Pharmaceutical Co Ltd	Health Care	610	15,210	0.02
Shinsei Bank Ltd	Financials	920	14,267	0.02
Shimadzu Corp	Information Technology	582	14,244	0.02
Aica Kogyo Co Ltd	Industrials	398	13,289	0.02
Nagase & Co Ltd	Industrials	849	12,716	0.02
Mitsubishi Gas Chemical Co Inc	Materials	902	12,001	0.02
Canon Marketing Japan Inc	Information Technology	542	11,812	0.02
Nomura Research Institute Ltd	Information Technology	716	11,460	0.02
Zeon Corp	Materials	1,008	11,187	0.02
Matsui Securities Co Ltd	Financials	1,174	11,056	0.02
Idemitsu Kosan Co Ltd	Energy	365	10,969	0.02
Hirose Electric Co Ltd	Information Technology	95	10,601	0.01
Maeda Road Construction Co Ltd	Industrials	498	10,464	0.01
Teijin Ltd	Materials	598	10,178	0.01
Gunma Bank Ltd/The	Financials	2,870	10,031	0.01
Horiba Ltd	Information Technology	187	9,649	0.01
Yaskawa Electric Corp	Information Technology	282	9,554	0.01
Santen Pharmaceutical Co Ltd	Health Care	539	8,925	0.01
Hitachi Capital Corp	Financials	348	7,734	0.01
Citizen Watch Co Ltd	Information Technology	1,434	7,351	0.01
Marui Group Co Ltd	Consumer Discretionary	354	7,194	0.01
Sumitomo Rubber Industries Ltd	Consumer Discretionary	592	6,833	0.01
Kose Corp	Consumer Staples	40	6,683	0.01
Taiyo Yuden Co Ltd	Information Technology	337	6,260	0.01
Nihon M&A Center Inc	Industrials	247	5,918	0.01
Hiroshima Bank Ltd/The	Financials	1,184	5,696	0.01
Tokai Carbon Co Ltd	Materials	514	5,357	0.01
Daicel Corp	Materials	513	4,552	0.01
Nikkon Holdings Co Ltd	Industrials	130	2,989	0.00
Ebara Corp	Industrials	94	2,558	0.00

A basket (JPGSFDUK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Royal Dutch Shell PLC	Energy	26,022	$849,819	4.95%
AstraZeneca PLC	Health Care	10,377	848,107	4.94
Diageo PLC	Consumer Staples	17,403	747,611	4.36
GlaxoSmithKline PLC	Health Care	30,114	602,735	3.51
British American Tobacco PLC	Consumer Staples	16,003	558,494	3.25

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
BHP Group PLC	Materials	21,704	$555,194	3.24%
Anglo American PLC	Materials	18,008	513,120	2.99
Unilever PLC	Consumer Staples	7,714	479,303	2.79
Prudential PLC	Financials	19,313	420,730	2.45
Reckitt Benckiser Group PLC	Consumer Staples	5,026	396,445	2.31
HSBC Holdings PLC	Financials	45,186	376,819	2.20
RELX PLC	Industrials	14,625	354,530	2.07
Compass Group PLC	Consumer Discretionary	14,107	337,949	1.97
Rio Tinto PLC	Materials	5,344	331,113	1.93
Vodafone Group PLC	Communication Services	182,510	299,627	1.75
BT Group PLC	Communication Services	98,235	245,009	1.43
CRH PLC	Materials	7,248	235,739	1.37
Experian PLC	Industrials	7,692	232,800	1.36
Legal & General Group PLC	Financials	67,008	229,253	1.34
Halma PLC	Information Technology	7,874	201,913	1.18
Smith & Nephew PLC	Health Care	8,559	185,253	1.08
Tesco PLC	Consumer Staples	63,461	182,640	1.06
Lloyds Banking Group PLC	Financials	238,493	171,333	1.00
SSE PLC	Utilities	11,763	167,552	0.98
Micro Focus International PLC	Information Technology	6,323	165,679	0.97
Glencore PLC	Materials	46,888	162,710	0.95
Spirax-Sarco Engineering PLC	Industrials	1,336	155,831	0.91
Bunzl PLC	Industrials	5,567	146,798	0.86
Evraz PLC	Materials	17,066	144,119	0.84
Ocado Group PLC	Consumer Discretionary	9,568	141,746	0.83
Barclays PLC	Financials	72,937	138,704	0.81
Rentokil Initial PLC	Industrials	26,360	133,023	0.78
Imperial Brands PLC	Consumer Staples	5,589	131,029	0.76
Standard Life Aberdeen PLC	Financials	34,299	128,274	0.75
Centrica PLC	Utilities	110,260	122,873	0.72
Barratt Developments PLC	Consumer Discretionary	15,887	115,483	0.67
3i Group PLC	Financials	8,047	113,753	0.66
International Consolidated Airlines Grou	Industrials	18,657	112,951	0.66
WPP PLC	Communication Services	8,979	112,865	0.66
Aviva PLC	Financials	20,920	110,616	0.64
St James’s Place PLC	Financials	7,679	107,033	0.62
Coca-Cola HBC AG	Consumer Staples	2,823	106,517	0.62
United Utilities Group PLC	Utilities	10,407	103,425	0.60
Pearson PLC	Communication Services	9,904	103,024	0.60
Burberry Group PLC	Consumer Discretionary	4,351	102,841	0.60
Sage Group PLC/The	Information Technology	9,978	101,636	0.59
easyJet PLC	Industrials	8,323	100,712	0.59
Intertek Group PLC	Industrials	1,413	98,696	0.58
Next PLC	Consumer Discretionary	1,367	95,902	0.56
Croda International PLC	Materials	1,456	94,644	0.55
Admiral Group PLC	Financials	3,311	92,800	0.54
Kingfisher PLC	Consumer Discretionary	33,709	91,964	0.54
Auto Trader Group PLC	Communication Services	12,896	89,684	0.52
BAE Systems PLC	Industrials	13,742	86,424	0.50
DCC PLC	Industrials	966	86,111	0.50
Land Securities Group PLC	Real Estate	8,109	85,770	0.50
Severn Trent PLC	Utilities	3,277	85,213	0.50
Direct Line Insurance Group PLC	Financials	19,817	83,471	0.49
Segro PLC	Real Estate	8,853	82,067	0.48
Informa PLC	Communication Services	7,593	80,493	0.47
GVC Holdings PLC	Consumer Discretionary	9,666	79,982	0.47
Hargreaves Lansdown PLC	Financials	3,111	75,781	0.44
Whitbread PLC	Consumer Discretionary	1,242	72,985	0.43
Wm Morrison Supermarkets PLC	Consumer Staples	27,757	70,969	0.41

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Berkeley Group Holdings PLC	Consumer Discretionary	1,486	$70,404	0.41%
J Sainsbury PLC	Consumer Staples	27,826	69,221	0.40
John Wood Group PLC	Energy	11,377	65,284	0.38
Royal Mail PLC	Industrials	23,504	63,228	0.37
Tate & Lyle PLC	Consumer Staples	6,635	62,201	0.36
Schroders PLC	Financials	1,591	61,607	0.36
Polymetal International PLC	Materials	4,827	61,081	0.36
Smurfit Kappa Group PLC	Materials	2,003	60,560	0.35
Fresnillo PLC	Materials	5,290	58,445	0.34
Rightmove PLC	Communication Services	8,416	57,130	0.33
JD Sports Fashion PLC	Consumer Discretionary	7,424	55,266	0.32
Hikma Pharmaceuticals PLC	Health Care	2,520	55,085	0.32
Carnival PLC	Consumer Discretionary	1,209	53,403	0.31
Meggitt PLC	Industrials	7,879	52,412	0.31
ConvaTec Group PLC	Health Care	27,849	51,547	0.30
Cineworld Group PLC	Communication Services	15,135	48,688	0.28
Phoenix Group Holdings PLC	Financials	5,399	48,591	0.28
Rolls-Royce Holdings PLC	Industrials	4,486	47,862	0.28
Tullow Oil PLC	Energy	17,906	47,623	0.28
Hiscox Ltd	Financials	2,184	46,919	0.27
Ferrexpo PLC	Materials	12,920	45,481	0.27
Investec PLC	Financials	6,774	43,941	0.26
SSP Group Plc	Consumer Discretionary	4,936	42,989	0.25
Greene King PLC	Consumer Discretionary	5,400	42,366	0.25
Royal Bank of Scotland Group PLC	Financials	15,026	41,929	0.24
Travis Perkins PLC	Industrials	2,557	41,369	0.24
AVEVA Group PLC	Information Technology	801	41,090	0.24
Centamin PLC	Materials	26,121	37,935	0.22
Premier Oil PLC	Energy	38,196	37,286	0.22
Ashmore Group PLC	Financials	5,750	37,194	0.22
Greencore Group PLC	Consumer Staples	13,246	36,828	0.21
Playtech Plc	Consumer Discretionary	6,266	33,933	0.20
Britvic PLC	Consumer Staples	3,003	33,874	0.20
WH Smith PLC	Consumer Discretionary	1,352	33,823	0.20
Pennon Group PLC	Utilities	3,542	33,402	0.19
IWG PLC	Industrials	7,709	33,324	0.19
Petrofac Ltd	Energy	6,092	33,255	0.19
Intermediate Capital Group PLC	Financials	1,871	32,800	0.19
Merlin Entertainments PLC	Consumer Discretionary	5,699	32,493	0.19
Man Group PLC/Jersey	Financials	15,986	31,619	0.18
Tritax Big Box REIT PLC	Real Estate	16,030	31,399	0.18
William Hill PLC	Consumer Discretionary	15,836	31,070	0.18
Games Workshop Group PLC	Consumer Discretionary	472	29,779	0.17
UNITE Group PLC/The	Real Estate	2,386	29,520	0.17
HomeServe PLC	Industrials	1,947	29,344	0.17
Jupiter Fund Management PLC	Financials	5,368	28,794	0.17
Electrocomponents PLC	Information Technology	3,525	28,315	0.16
IG Group Holdings PLC	Financials	3,764	27,918	0.16
Domino’s Pizza Group PLC	Consumer Discretionary	7,605	26,841	0.16
Associated British Foods PLC	Consumer Staples	836	26,133	0.15
Great Portland Estates PLC	Real Estate	2,985	25,924	0.15
Sophos Group PLC	Information Technology	5,008	25,095	0.15
Melrose Industries PLC	Industrials	10,819	24,839	0.14
Avast PLC	Information Technology	6,366	24,247	0.14
Dechra Pharmaceuticals PLC	Health Care	693	24,148	0.14
Aggreko PLC	Industrials	2,400	24,069	0.14
Aston Martin Lagonda Global Holdings PLC	Consumer Discretionary	1,756	22,398	0.13
Greggs PLC	Consumer Discretionary	763	22,261	0.13
Moneysupermarket.com Group PLC	Consumer Discretionary	4,223	22,101	0.13

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Entertainment One Ltd	Communication Services	4,301	$21,677	0.13%
Mediclinic International PLC	Health Care	5,548	21,473	0.13
Renewables Infrastructure Group Ltd/The	Utilities	12,700	20,670	0.12
Dunelm Group PLC	Consumer Discretionary	1,757	20,524	0.12
Plus500 Ltd	Financials	3,064	20,301	0.12
BBA Aviation PLC	Industrials	5,579	19,988	0.12
Rhi Magnesita NV	Materials	325	19,925	0.12
Wizz Air Holdings Plc	Industrials	438	18,934	0.11
UDG Healthcare PLC	Health Care	1,814	18,403	0.11
Marks & Spencer Group PLC	Consumer Discretionary	6,837	18,287	0.11
Inchcape PLC	Consumer Discretionary	2,234	17,469	0.10
Primary Health Properties PLC	Real Estate	10,238	17,338	0.10
Cairn Energy PLC	Energy	7,336	16,120	0.09
Close Brothers Group PLC	Financials	883	15,852	0.09
Indivior PLC	Health Care	28,809	15,606	0.09
Softcat PLC	Information Technology	1,249	15,407	0.09
Marshalls PLC	Materials	1,736	15,039	0.09
Pets at Home Group Plc	Consumer Discretionary	6,183	14,686	0.09
B&M European Value Retail SA	Consumer Discretionary	3,457	14,626	0.09
Intu Properties PLC	Real Estate	14,947	14,475	0.08
Taylor Wimpey PLC	Consumer Discretionary	7,171	14,360	0.08
Euromoney Institutional Investor PLC	Communication Services	830	13,717	0.08
Drax Group PLC	Utilities	4,120	13,610	0.08
Assura PLC	Real Estate	16,541	13,396	0.08
Cobham PLC	Industrials	9,885	13,371	0.08
Computacenter PLC	Information Technology	784	13,256	0.08
AJ Bell PLC	Financials	2,537	12,918	0.08
Bellway PLC	Consumer Discretionary	358	12,641	0.07
Flutter Entertainment PLC	Consumer Discretionary	165	12,453	0.07
Lancashire Holdings Ltd	Financials	1,404	12,272	0.07
National Express Group PLC	Industrials	2,331	11,880	0.07
EI Group PLC	Consumer Discretionary	4,710	11,756	0.07
Serco Group PLC	Industrials	6,363	11,633	0.07
Cranswick PLC	Consumer Staples	349	11,456	0.07
Diploma PLC	Industrials	589	11,455	0.07
QinetiQ Group PLC	Industrials	3,183	11,291	0.07
Redrow PLC	Consumer Discretionary	1,634	11,287	0.07
Essentra PLC	Materials	2,069	11,270	0.07
Big Yellow Group PLC	Real Estate	872	10,958	0.06
Countryside Properties PLC	Consumer Discretionary	2,883	10,921	0.06
Shaftesbury PLC	Real Estate	1,059	10,806	0.06
Bodycote PLC	Industrials	1,010	10,592	0.06
LondonMetric Property PLC	Real Estate	3,949	10,577	0.06
Ultra Electronics Holdings PLC	Industrials	500	10,469	0.06
Vesuvius PLC	Industrials	1,474	10,257	0.06
AG Barr PLC	Consumer Staples	853	10,040	0.06
Hochschild Mining PLC	Materials	3,865	9,391	0.05
Grainger PLC	Real Estate	2,967	9,250	0.05
John Laing Group PLC	Industrials	1,829	9,144	0.05
Senior PLC	Industrials	3,196	8,755	0.05
J D Wetherspoon PLC	Consumer Discretionary	468	8,493	0.05
OneSavings Bank PLC	Financials	1,811	8,338	0.05
Safestore Holdings PLC	Real Estate	1,070	8,337	0.05
Firstgroup PLC	Industrials	6,493	8,058	0.05
Hays PLC	Industrials	3,965	7,908	0.05
Spirent Communications PLC	Information Technology	3,942	7,647	0.04
Savills PLC	Real Estate	651	7,418	0.04
Bank of Georgia Group PLC	Financials	377	7,174	0.04
Telecom Plus PLC	Utilities	400	7,159	0.04

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Acacia Mining PLC	Materials	3,099	$6,975	0.04%
Go-Ahead Group PLC/The	Industrials	274	6,857	0.04
Stagecoach Group PLC	Industrials	4,189	6,748	0.04
Coats Group PLC	Consumer Discretionary	6,037	6,281	0.04
888 Holdings PLC	Consumer Discretionary	2,976	6,158	0.04
UK Commercial Property REIT Ltd	Real Estate	5,457	6,117	0.04
TalkTalk Telecom Group PLC	Communication Services	4,241	6,004	0.03
Equiniti Group PLC	Information Technology	2,127	5,936	0.03
Morgan Advanced Materials PLC	Industrials	1,681	5,933	0.03
Sports Direct International PLC	Consumer Discretionary	1,609	5,640	0.03
Sanne Group PLC	Financials	621	5,539	0.03
Paragon Banking Group PLC	Financials	975	5,429	0.03
IntegraFin Holdings PLC	Financials	1,124	5,423	0.03
Polypipe Group plc	Industrials	956	5,391	0.03
McCarthy & Stone PLC	Consumer Discretionary	3,072	5,328	0.03
Workspace Group PLC	Real Estate	468	5,189	0.03
Hill & Smith Holdings PLC	Materials	330	4,907	0.03
Mitchells & Butlers PLC	Consumer Discretionary	1,324	4,817	0.03
Civitas Social Housing PLC	Real Estate	4,418	4,723	0.03
Brewin Dolphin Holdings PLC	Financials	1,145	4,445	0.03
Sabre Insurance Group PLC	Financials	1,206	4,178	0.02
SIG PLC	Industrials	2,407	3,963	0.02
Galliford Try PLC	Industrials	480	3,845	0.02
Rathbone Brothers PLC	Financials	132	3,724	0.02
Card Factory PLC	Consumer Discretionary	1,657	3,700	0.02
St Modwen Properties PLC	Real Estate	652	3,625	0.02
Energean Oil & Gas PLC	Energy	308	3,252	0.02
Clarkson PLC	Industrials	98	3,111	0.02
Stobart Group Ltd	Industrials	2,189	3,080	0.02
PZ Cussons PLC	Consumer Staples	888	2,413	0.01
TBC Bank Group PLC	Financials	99	2,006	0.01
Ted Baker PLC	Consumer Discretionary	165	1,694	0.01
TI Fluid Systems PLC	Consumer Discretionary	669	1,671	0.01
Millennium & Copthorne Hotels PLC	Consumer Discretionary	190	1,648	0.01
James Fisher & Sons PLC	Industrials	66	1,615	0.01
CLS Holdings PLC	Real Estate	409	1,113	0.01
Vivo Energy PLC	Consumer Discretionary	653	1,099	0.01
Hilton Food Group PLC	Consumer Staples	71	871	0.01
Kier Group PLC	Industrials	523	706	0.00
Daejan Holdings PLC	Real Estate	9	642	0.00
ContourGlobal PLC	Utilities	215	520	0.00
Amigo Holdings PLC	Financials	195	492	0.00
Bakkavor Group PLC	Consumer Staples	315	478	0.00
Rank Group PLC	Consumer Discretionary	212	427	0.00

A basket (JPGSFDUS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Apple Inc	Information Technology	6,999	$1,385,309	2.41%
Johnson & Johnson	Health Care	9,614	1,338,991	2.33
Amazon.com Inc	Consumer Discretionary	593	1,123,644	1.95
Intuit Inc	Information Technology	3,281	857,308	1.49
QUALCOMM Inc	Information Technology	9,906	753,521	1.31
Facebook Inc	Communication Services	3,901	752,822	1.31
Mastercard Inc	Information Technology	2,707	716,135	1.24
Xilinx Inc	Information Technology	5,803	684,239	1.19
Maxim Integrated Products Inc	Information Technology	11,266	673,926	1.17
JPMorgan Chase & Co	Financials	5,459	610,303	1.06
Cooper Cos Inc/The	Health Care	1,692	569,924	0.99

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Motorola Solutions Inc	Information Technology	3,377	$563,101	0.98%
VeriSign Inc	Information Technology	2,646	553,442	0.96
Henry Schein Inc	Health Care	7,846	548,457	0.95
Walmart Inc	Consumer Staples	4,894	540,785	0.94
Starbucks Corp	Consumer Discretionary	6,396	536,173	0.93
PepsiCo Inc	Consumer Staples	4,007	525,492	0.91
Cisco Systems Inc	Information Technology	9,284	508,107	0.88
Costco Wholesale Corp	Consumer Staples	1,833	484,382	0.84
American Tower Corp	Real Estate	2,351	480,719	0.84
HP Inc	Information Technology	22,524	468,274	0.81
Alphabet Inc	Communication Services	432	467,885	0.81
Aon PLC	Financials	2,376	458,472	0.80
Progressive Corp/The	Financials	5,704	455,887	0.79
Quest Diagnostics Inc	Health Care	4,387	446,665	0.78
TripAdvisor Inc	Communication Services	9,501	439,791	0.76
Marsh & McLennan Cos Inc	Financials	4,328	431,692	0.75
UnitedHealth Group Inc	Health Care	1,692	412,796	0.72
Electronic Arts Inc	Communication Services	3,916	396,499	0.69
Honeywell International Inc	Industrials	2,266	395,557	0.69
Chevron Corp	Energy	3,132	389,755	0.68
McKesson Corp	Health Care	2,890	388,409	0.67
Gilead Sciences Inc	Health Care	5,294	357,681	0.62
American Express Co	Financials	2,896	357,448	0.62
S&P Global Inc	Financials	1,565	356,474	0.62
Procter & Gamble Co/The	Consumer Staples	3,231	354,225	0.62
Sysco Corp	Consumer Staples	5,000	353,606	0.61
Zoetis Inc	Health Care	3,103	352,114	0.61
3M Co	Industrials	1,985	344,141	0.60
Equinix Inc	Real Estate	675	340,462	0.59
Cerner Corp	Health Care	4,529	331,979	0.58
ConocoPhillips	Energy	5,295	322,984	0.56
Verizon Communications Inc	Communication Services	5,647	322,637	0.56
Apache Corp	Energy	11,037	319,736	0.56
Brown-Forman Corp	Consumer Staples	5,763	319,448	0.55
Moody’s Corp	Financials	1,612	314,878	0.55
Duke Energy Corp	Utilities	3,541	312,442	0.54
Becton Dickinson and Co	Health Care	1,228	309,587	0.54
Juniper Networks Inc	Information Technology	11,556	307,742	0.53
PPL Corp	Utilities	9,912	307,363	0.53
Pioneer Natural Resources Co	Energy	1,951	300,161	0.52
American Electric Power Co Inc	Utilities	3,405	299,637	0.52
Campbell Soup Co	Consumer Staples	7,431	297,778	0.52
Discovery Inc	Communication Services	10,187	289,821	0.50
Discovery Inc	Communication Services	9,380	287,952	0.50
NiSource Inc	Utilities	9,945	286,404	0.50
WEC Energy Group Inc	Utilities	3,359	280,038	0.49
Coca-Cola Co/The	Consumer Staples	5,498	279,977	0.49
Ameren Corp	Utilities	3,727	279,902	0.49
SBA Communications Corp	Real Estate	1,241	279,085	0.48
Kroger Co/The	Consumer Staples	12,803	277,954	0.48
AT&T Inc	Communication Services	8,271	277,167	0.48
Omnicom Group Inc	Communication Services	3,376	276,635	0.48
DENTSPLY SIRONA Inc	Health Care	4,736	276,389	0.48
Waste Management Inc	Industrials	2,368	273,192	0.47
Entergy Corp	Utilities	2,652	272,928	0.47
McCormick & Co Inc/MD	Consumer Staples	1,746	270,595	0.47
Yum! Brands Inc	Consumer Discretionary	2,437	269,694	0.47
Darden Restaurants Inc	Consumer Discretionary	2,192	266,792	0.46
Ameriprise Financial Inc	Financials	1,802	261,554	0.45

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Monster Beverage Corp	Consumer Staples	4,090	$261,046	0.45%
T Rowe Price Group Inc	Financials	2,360	258,935	0.45
Hasbro Inc	Consumer Discretionary	2,386	252,186	0.44
Merck & Co Inc	Health Care	2,987	250,453	0.44
Walt Disney Co/The	Communication Services	1,775	247,803	0.43
F5 Networks Inc	Information Technology	1,682	244,988	0.43
Comcast Corp	Communication Services	5,740	242,676	0.42
Illinois Tool Works Inc	Industrials	1,598	241,038	0.42
Kimberly-Clark Corp	Consumer Staples	1,800	239,926	0.42
EOG Resources Inc	Energy	2,565	238,940	0.42
US Bancorp	Financials	4,492	235,399	0.41
News Corp	Communication Services	17,209	232,152	0.40
Chipotle Mexican Grill Inc	Consumer Discretionary	316	231,907	0.40
Discover Financial Services	Financials	2,937	227,872	0.40
Hershey Co/The	Consumer Staples	1,697	227,412	0.40
DTE Energy Co	Utilities	1,776	227,147	0.39
Allegion PLC	Industrials	2,054	227,042	0.39
Masco Corp	Industrials	5,779	226,776	0.39
H&R Block Inc	Consumer Discretionary	7,647	224,064	0.39
Exxon Mobil Corp	Energy	2,920	223,774	0.39
McDonald’s Corp	Consumer Discretionary	1,069	222,076	0.39
Pfizer Inc	Health Care	5,036	218,170	0.38
Digital Realty Trust Inc	Real Estate	1,849	217,740	0.38
Jack Henry & Associates Inc	Information Technology	1,620	216,948	0.38
Texas Instruments Inc	Information Technology	1,862	213,735	0.37
NextEra Energy Inc	Utilities	1,043	213,727	0.37
Kellogg Co	Consumer Staples	3,989	213,664	0.37
United Parcel Service Inc	Industrials	2,063	213,010	0.37
Simon Property Group Inc	Real Estate	1,329	212,253	0.37
Emerson Electric Co	Industrials	3,158	210,679	0.37
Synchrony Financial	Financials	6,018	208,656	0.36
SVB Financial Group	Financials	921	206,958	0.36
Ball Corp	Materials	2,950	206,447	0.36
General Mills Inc	Consumer Staples	3,840	201,678	0.35
Pinnacle West Capital Corp	Utilities	2,139	201,244	0.35
Under Armour Inc	Consumer Discretionary	7,925	200,906	0.35
Under Armour Inc	Consumer Discretionary	8,987	199,509	0.35
Southwest Airlines Co	Industrials	3,911	198,583	0.34
CH Robinson Worldwide Inc	Industrials	2,316	195,375	0.34
Arthur J Gallagher & Co	Financials	2,181	190,995	0.33
American Water Works Co Inc	Utilities	1,643	190,563	0.33
Dominion Energy Inc	Utilities	2,460	190,229	0.33
Amgen Inc	Health Care	1,024	188,772	0.33
Southern Co/The	Utilities	3,406	188,297	0.33
Exelon Corp	Utilities	3,822	183,210	0.32
Sherwin-Williams Co/The	Materials	390	178,915	0.31
Xcel Energy Inc	Utilities	2,910	173,094	0.30
AutoZone Inc	Consumer Discretionary	157	173,037	0.30
Air Products & Chemicals Inc	Materials	747	169,195	0.29
Eli Lilly & Co	Health Care	1,521	168,510	0.29
Viacom Inc	Communication Services	5,542	165,549	0.29
JB Hunt Transport Services Inc	Industrials	1,804	164,909	0.29
Charles Schwab Corp/The	Financials	4,062	163,248	0.28
Eversource Energy	Utilities	2,134	161,660	0.28
Consolidated Edison Inc	Utilities	1,832	160,667	0.28
Microsoft Corp	Information Technology	1,187	159,053	0.28
Welltower Inc	Real Estate	1,934	157,694	0.27
CMS Energy Corp	Utilities	2,692	155,905	0.27
LyondellBasell Industries NV	Materials	1,789	154,090	0.27

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Comerica Inc	Financials	2,119	$153,951	0.27%
Biogen Inc	Health Care	658	153,861	0.27
Weyerhaeuser Co	Real Estate	5,839	153,792	0.27
Parker-Hannifin Corp	Industrials	898	152,692	0.27
Lowe’s Cos Inc	Consumer Discretionary	1,513	152,641	0.27
Realty Income Corp	Real Estate	2,209	152,387	0.26
Sealed Air Corp	Materials	3,485	149,097	0.26
Crown Castle International Corp	Real Estate	1,133	147,663	0.26
AvalonBay Communities Inc	Real Estate	721	146,552	0.25
Philip Morris International Inc	Consumer Staples	1,847	145,035	0.25
Mondelez International Inc	Consumer Staples	2,670	143,909	0.25
Public Service Enterprise Group Inc	Utilities	2,444	143,765	0.25
Dollar General Corp	Consumer Discretionary	1,059	143,190	0.25
Medtronic PLC	Health Care	1,463	142,442	0.25
Evergy Inc	Utilities	2,364	142,165	0.25
Robert Half International Inc	Industrials	2,487	141,783	0.25
Marathon Petroleum Corp	Energy	2,511	140,308	0.24
Newmont Goldcorp Corp	Materials	3,628	139,574	0.24
Incyte Corp	Health Care	1,625	138,059	0.24
FirstEnergy Corp	Utilities	3,218	137,774	0.24
Public Storage	Real Estate	576	137,087	0.24
Equity Residential	Real Estate	1,798	136,499	0.24
United Airlines Holdings Inc	Industrials	1,545	135,305	0.24
Ross Stores Inc	Consumer Discretionary	1,359	134,665	0.23
Atmos Energy Corp	Utilities	1,273	134,374	0.23
Ventas Inc	Real Estate	1,963	134,178	0.23
CME Group Inc	Financials	686	133,101	0.23
Mid-America Apartment Communities Inc	Real Estate	1,126	132,549	0.23
UDR Inc	Real Estate	2,945	132,186	0.23
Alliant Energy Corp	Utilities	2,672	131,149	0.23
Altria Group Inc	Consumer Staples	2,740	129,739	0.23
Essex Property Trust Inc	Real Estate	443	129,229	0.22
HCP Inc	Real Estate	4,006	128,122	0.22
Colgate-Palmolive Co	Consumer Staples	1,780	127,543	0.22
WW Grainger Inc	Industrials	465	124,854	0.22
Clorox Co/The	Consumer Staples	812	124,401	0.22
Sempra Energy	Utilities	903	124,051	0.22
Newell Brands Inc	Consumer Discretionary	7,906	121,916	0.21
Church & Dwight Co Inc	Consumer Staples	1,663	121,525	0.21
TJX Cos Inc/The	Consumer Discretionary	2,284	120,777	0.21
CenterPoint Energy Inc	Utilities	4,209	120,512	0.21
Edison International	Utilities	1,785	120,299	0.21
International Business Machines Corp	Information Technology	869	119,865	0.21
Republic Services Inc	Industrials	1,376	119,251	0.21
Dollar Tree Inc	Consumer Discretionary	1,074	115,383	0.20
Verisk Analytics Inc	Industrials	771	112,889	0.20
O’Reilly Automotive Inc	Consumer Discretionary	305	112,757	0.20
Apartment Investment & Management Co	Real Estate	2,196	110,070	0.19
Extra Space Storage Inc	Real Estate	1,032	109,513	0.19
Chubb Ltd	Financials	740	108,941	0.19
Tapestry Inc	Consumer Discretionary	3,416	108,380	0.19
Hormel Foods Corp	Consumer Staples	2,625	106,436	0.18
United Technologies Corp	Industrials	815	106,076	0.18
Mattel Inc	Consumer Discretionary	9,423	105,637	0.18
Regency Centers Corp	Real Estate	1,575	105,111	0.18
JM Smucker Co/The	Consumer Staples	902	103,905	0.18
Tyson Foods Inc	Consumer Staples	1,284	103,677	0.18
M&T Bank Corp	Financials	610	103,659	0.18
AMETEK Inc	Industrials	1,125	102,198	0.18

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Bristol-Myers Squibb Co	Health Care	2,253	$102,167	0.18%
Allstate Corp/The	Financials	1,003	101,963	0.18
Intercontinental Exchange Inc	Financials	1,177	101,130	0.18
Prologis Inc	Real Estate	1,262	101,073	0.18
Roper Technologies Inc	Industrials	275	100,824	0.18
Linde PLC	Materials	500	100,390	0.17
Cimarex Energy Co	Energy	1,676	99,413	0.17
Celanese Corp	Materials	873	94,121	0.16
Harley-Davidson Inc	Consumer Discretionary	2,607	93,392	0.16
Constellation Brands Inc	Consumer Staples	467	91,890	0.16
Cummins Inc	Industrials	536	91,856	0.16
Cboe Global Markets Inc	Financials	882	91,403	0.16
NIKE Inc	Consumer Discretionary	1,067	89,591	0.16
Federal Realty Investment Trust	Real Estate	692	89,078	0.15
Gap Inc/The	Consumer Discretionary	4,755	85,444	0.15
Wynn Resorts Ltd	Consumer Discretionary	687	85,227	0.15
Duke Realty Corp	Real Estate	2,688	84,977	0.15
Ecolab Inc	Materials	426	84,107	0.15
Everest Re Group Ltd	Financials	339	83,852	0.15
Alexandria Real Estate Equities Inc	Real Estate	583	82,308	0.14
Kimco Realty Corp	Real Estate	4,446	82,165	0.14
Cincinnati Financial Corp	Financials	787	81,579	0.14
Travelers Cos Inc/The	Financials	542	81,072	0.14
Vulcan Materials Co	Materials	586	80,408	0.14
Target Corp	Consumer Discretionary	910	78,799	0.14
Advance Auto Parts Inc	Consumer Discretionary	511	78,691	0.14
Ulta Beauty Inc	Consumer Discretionary	226	78,515	0.14
Anthem Inc	Health Care	276	77,843	0.14
Danaher Corp	Health Care	531	75,825	0.13
Best Buy Co Inc	Consumer Discretionary	1,068	74,493	0.13
Foot Locker Inc	Consumer Discretionary	1,759	73,737	0.13
E*TRADE Financial Corp	Financials	1,647	73,466	0.13
International Flavors & Fragrances Inc	Materials	504	73,184	0.13
Iron Mountain Inc	Real Estate	2,278	71,315	0.12
AES Corp/VA	Utilities	4,252	71,256	0.12
Pentair PLC	Industrials	1,803	67,069	0.12
Interpublic Group of Cos Inc/The	Communication Services	2,950	66,633	0.12
Genuine Parts Co	Consumer Discretionary	632	65,494	0.11
Conagra Brands Inc	Consumer Staples	2,430	64,450	0.11
Vornado Realty Trust	Real Estate	978	62,668	0.11
PPG Industries Inc	Materials	530	61,854	0.11
Baxter International Inc	Health Care	751	61,533	0.11
Laboratory Corp of America Holdings	Health Care	355	61,442	0.11
Nasdaq Inc	Financials	623	59,900	0.10
Freeport-McMoRan Inc	Materials	5,090	59,090	0.10
Estee Lauder Cos Inc/The	Consumer Staples	321	58,859	0.10
Macerich Co/The	Real Estate	1,733	58,053	0.10
Hartford Financial Services Group Inc/Th	Financials	1,038	57,822	0.10
Boston Properties Inc	Real Estate	439	56,603	0.10
Cabot Oil & Gas Corp	Energy	2,459	56,449	0.10
Paychex Inc	Information Technology	685	56,380	0.10
Assurant Inc	Financials	494	52,593	0.09
News Corp	Communication Services	3,749	52,341	0.09
Willis Towers Watson PLC	Financials	273	52,194	0.09
Archer-Daniels-Midland Co	Consumer Staples	1,224	49,940	0.09
Fiserv Inc	Information Technology	533	48,567	0.08
Nielsen Holdings PLC	Industrials	2,128	48,099	0.08
Broadcom Inc	Information Technology	166	47,706	0.08
PulteGroup Inc	Consumer Discretionary	1,497	47,320	0.08

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Visa Inc	Information Technology	269	$46,617	0.08%
Oracle Corp	Information Technology	791	45,084	0.08
Fidelity National Information Services I	Information Technology	346	42,436	0.07
Kohl’s Corp	Consumer Discretionary	880	41,860	0.07
Keysight Technologies Inc	Information Technology	458	41,105	0.07
Western Union Co/The	Information Technology	2,033	40,429	0.07
Nordstrom Inc	Consumer Discretionary	1,222	38,944	0.07
People’s United Financial Inc	Financials	2,309	38,745	0.07
Macy’s Inc	Consumer Discretionary	1,796	38,536	0.07
Universal Health Services Inc	Health Care	294	38,359	0.07
Copart Inc	Industrials	509	38,032	0.07
Tractor Supply Co	Consumer Discretionary	337	36,667	0.06
MSCI Inc	Financials	146	34,792	0.06
Cadence Design Systems Inc	Information Technology	491	34,732	0.06
Citigroup Inc	Financials	490	34,311	0.06
Automatic Data Processing Inc	Information Technology	207	34,203	0.06
Bank of America Corp	Financials	1,143	33,142	0.06
Capri Holdings Ltd	Consumer Discretionary	953	33,037	0.06
Wells Fargo & Co	Financials	691	32,710	0.06
Loews Corp	Financials	593	32,440	0.06
Micron Technology Inc	Information Technology	828	31,933	0.06
Zimmer Biomet Holdings Inc	Health Care	261	30,775	0.05
Intel Corp	Information Technology	635	30,375	0.05
Broadridge Financial Solutions Inc	Information Technology	236	30,106	0.05
BB&T Corp	Financials	592	29,071	0.05
HollyFrontier Corp	Energy	618	28,594	0.05
Huntington Bancshares Inc/OH	Financials	2,063	28,506	0.05
Garmin Ltd	Consumer Discretionary	342	27,293	0.05
Western Digital Corp	Information Technology	572	27,184	0.05
Alaska Air Group Inc	Industrials	415	26,549	0.05
Abbott Laboratories	Health Care	305	25,677	0.04
DXC Technology Co	Information Technology	461	25,426	0.04
TransDigm Group Inc	Industrials	51	24,753	0.04
MetLife Inc	Financials	497	24,667	0.04
Torchmark Corp	Financials	264	23,631	0.04
Qorvo Inc	Information Technology	351	23,412	0.04
Norfolk Southern Corp	Industrials	116	23,057	0.04
CenturyLink Inc	Communication Services	1,954	22,982	0.04
CVS Health Corp	Health Care	414	22,576	0.04
Rollins Inc	Industrials	617	22,142	0.04
Advanced Micro Devices Inc	Information Technology	729	22,125	0.04
Charter Communications Inc	Communication Services	56	21,977	0.04
Alliance Data Systems Corp	Information Technology	156	21,898	0.04
Symantec Corp	Information Technology	1,002	21,806	0.04
Capital One Financial Corp	Financials	238	21,598	0.04
Phillips 66	Energy	230	21,484	0.04
FLIR Systems Inc	Information Technology	397	21,481	0.04
Boeing Co/The	Industrials	59	21,458	0.04
Prudential Financial Inc	Financials	209	21,063	0.04
Cigna Corp	Health Care	131	20,677	0.04
Fortinet Inc	Information Technology	268	20,552	0.04
Cognizant Technology Solutions Corp	Information Technology	323	20,447	0.04
Westrock Co	Materials	559	20,383	0.04
Lennar Corp	Consumer Discretionary	416	20,158	0.04
Lam Research Corp	Information Technology	107	20,057	0.03
Lincoln National Corp	Financials	303	19,498	0.03
Synopsys Inc	Information Technology	146	18,751	0.03
Applied Materials Inc	Information Technology	414	18,607	0.03
Union Pacific Corp	Industrials	108	18,245	0.03

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Kinder Morgan Inc/DE	Energy	874	$18,242	0.03%
Teleflex Inc	Health Care	53	17,679	0.03
Walgreens Boots Alliance Inc	Consumer Staples	320	17,512	0.03
Principal Financial Group Inc	Financials	299	17,297	0.03
Cardinal Health Inc	Health Care	366	17,235	0.03
Mylan NV	Health Care	881	16,772	0.03
CSX Corp	Industrials	207	16,049	0.03
Ingersoll-Rand PLC	Industrials	123	15,639	0.03
Microchip Technology Inc	Information Technology	173	14,995	0.03
State Street Corp	Financials	262	14,715	0.03
Valero Energy Corp	Energy	171	14,664	0.03
AmerisourceBergen Corp	Health Care	170	14,509	0.03
Citizens Financial Group Inc	Financials	408	14,433	0.03
Thermo Fisher Scientific Inc	Health Care	49	14,372	0.02
Mettler-Toledo International Inc	Health Care	17	14,014	0.02
TE Connectivity Ltd	Information Technology	146	14,009	0.02
Molson Coors Brewing Co	Consumer Staples	250	13,983	0.02
IQVIA Holdings Inc	Health Care	82	13,243	0.02
Seagate Technology PLC	Information Technology	269	12,683	0.02
Delta Air Lines Inc	Industrials	220	12,466	0.02
AbbVie Inc	Health Care	170	12,375	0.02
United Rentals Inc	Industrials	91	12,023	0.02
Ford Motor Co	Consumer Discretionary	1,161	11,879	0.02
Invesco Ltd	Financials	573	11,719	0.02
Perrigo Co PLC	Health Care	246	11,706	0.02
Amphenol Corp	Information Technology	118	11,311	0.02
Caterpillar Inc	Industrials	81	11,066	0.02
AO Smith Corp	Industrials	230	10,832	0.02
DR Horton Inc	Consumer Discretionary	249	10,722	0.02
HCA Healthcare Inc	Health Care	79	10,675	0.02
NRG Energy Inc	Utilities	303	10,645	0.02
Unum Group	Financials	315	10,579	0.02
Regions Financial Corp	Financials	703	10,502	0.02
DaVita Inc	Health Care	184	10,356	0.02
Eaton Corp PLC	Industrials	119	9,911	0.02
Fifth Third Bancorp	Financials	339	9,449	0.02
Skyworks Solutions Inc	Information Technology	119	9,196	0.02
BorgWarner Inc	Consumer Discretionary	219	9,175	0.02
Nektar Therapeutics	Health Care	257	9,161	0.02
Johnson Controls International plc	Industrials	220	9,074	0.02
Edwards Lifesciences Corp	Health Care	47	8,733	0.02
Snap-on Inc	Industrials	52	8,567	0.01
Regeneron Pharmaceuticals Inc	Health Care	27	8,529	0.01
KeyCorp	Financials	478	8,489	0.01
FedEx Corp	Industrials	51	8,400	0.01
Booking Holdings Inc	Consumer Discretionary	4	8,340	0.01
Bank of New York Mellon Corp/The	Financials	178	7,857	0.01
Fox Corp	Communication Services	209	7,662	0.01
Fortune Brands Home & Security Inc	Industrials	132	7,562	0.01
LKQ Corp	Consumer Discretionary	281	7,473	0.01
Expedia Group Inc	Consumer Discretionary	55	7,324	0.01
Nucor Corp	Materials	132	7,262	0.01
Mohawk Industries Inc	Consumer Discretionary	49	7,217	0.01
Fox Corp	Communication Services	192	7,029	0.01
PVH Corp	Consumer Discretionary	72	6,842	0.01
CBS Corp	Communication Services	132	6,577	0.01
Eastman Chemical Co	Materials	83	6,493	0.01
VF Corp	Consumer Discretionary	74	6,461	0.01
eBay Inc	Consumer Discretionary	163	6,458	0.01

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
International Paper Co	Materials	141	$6,119	0.01%
Fastenal Co	Industrials	186	6,053	0.01
IHS Markit Ltd	Industrials	94	5,989	0.01
DuPont de Nemours Inc	Materials	75	5,608	0.01
Hologic Inc	Health Care	114	5,474	0.01
CF Industries Holdings Inc	Materials	116	5,429	0.01
Ralph Lauren Corp	Consumer Discretionary	45	5,117	0.01
NetApp Inc	Information Technology	83	5,113	0.01
Cintas Corp	Industrials	21	5,014	0.01
Hanesbrands Inc	Consumer Discretionary	281	4,846	0.01
Leggett & Platt Inc	Consumer Discretionary	124	4,758	0.01
Centene Corp	Health Care	89	4,666	0.01
Coty Inc	Consumer Staples	340	4,561	0.01
Akamai Technologies Inc	Information Technology	55	4,368	0.01
Kraft Heinz Co/The	Consumer Staples	141	4,367	0.01
Norwegian Cruise Line Holdings Ltd	Consumer Discretionary	76	4,086	0.01
Huntington Ingalls Industries Inc	Industrials	17	3,750	0.01
Equifax Inc	Industrials	27	3,685	0.01
Royal Caribbean Cruises Ltd	Consumer Discretionary	27	3,236	0.01
Mosaic Co/The	Materials	122	3,049	0.01
Expeditors International of Washington I	Industrials	39	2,995	0.01
Aptiv PLC	Consumer Discretionary	37	2,967	0.01
Raymond James Financial Inc	Financials	32	2,680	0.00
Take-Two Interactive Software Inc	Communication Services	22	2,525	0.00
Packaging Corp of America	Materials	25	2,385	0.00
Gartner Inc	Information Technology	14	2,327	0.00
Citrix Systems Inc	Information Technology	23	2,237	0.00
Corteva Inc	Materials	75	2,209	0.00
Whirlpool Corp	Consumer Discretionary	14	1,979	0.00
Fluor Corp	Industrials	50	1,686	0.00
Quanta Services Inc	Industrials	30	1,147	0.00

A basket (JPGSFDEU) of common stocks

Common Stocks	Sector	Shares	Value	Weight
SAP SE	Information Technology	13,314	$1,826,286	3.78%
L’Oreal SA	Consumer Staples	5,346	1,521,059	3.15
TOTAL SA	Energy	23,263	1,302,088	2.70
adidas AG	Consumer Discretionary	3,715	1,145,749	2.37
Enel SpA	Utilities	162,337	1,132,201	2.34
Allianz SE	Financials	4,436	1,068,266	2.21
Bayer AG	Health Care	14,857	1,028,460	2.13
Danone SA	Consumer Staples	11,386	963,561	1.99
Deutsche Boerse AG	Financials	5,941	839,545	1.74
Amadeus IT Group SA	Information Technology	9,868	780,800	1.62
Airbus SE	Industrials	5,394	763,941	1.58
Air Liquide SA	Materials	5,412	756,408	1.57
Heineken NV	Consumer Staples	6,682	744,907	1.54
Atos SE	Information Technology	8,088	675,477	1.40
Peugeot SA	Consumer Discretionary	26,341	648,378	1.34
KBC Group NV	Financials	9,591	627,946	1.30
Beiersdorf AG	Consumer Staples	5,091	610,435	1.26
Wolters Kluwer NV	Industrials	7,664	557,343	1.15
Sampo Oyj	Financials	11,512	542,675	1.12
FinecoBank Banca Fineco SpA	Financials	48,562	541,141	1.12
Orange SA	Communication Services	31,080	489,489	1.01
Eni SpA	Energy	29,243	485,179	1.00
Terna Rete Elettrica Nazionale SpA	Utilities	76,132	484,274	1.00
CRH PLC	Materials	14,820	482,955	1.00

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Neste Oyj	Energy	14,106	$478,127	0.99%
Sanofi	Health Care	5,269	454,357	0.94
ING Groep NV	Financials	37,991	439,993	0.91
Kering SA	Consumer Discretionary	728	430,017	0.89
Covestro AG	Materials	8,276	420,286	0.87
Iberdrola SA	Utilities	42,174	419,943	0.87
HeidelbergCement AG	Materials	5,148	416,102	0.86
Akzo Nobel NV	Materials	4,402	413,255	0.86
Poste Italiane SpA	Financials	38,883	408,983	0.85
Zalando SE	Consumer Discretionary	9,211	408,257	0.85
Thales SA	Industrials	3,215	396,741	0.82
Deutsche Post AG	Industrials	12,025	394,766	0.82
Faurecia SA	Consumer Discretionary	8,453	391,830	0.81
Assicurazioni Generali SpA	Financials	20,423	384,168	0.80
Koninklijke Philips NV	Health Care	8,424	365,404	0.76
Ferrari NV	Consumer Discretionary	2,235	362,595	0.75
Continental AG	Consumer Discretionary	2,479	361,113	0.75
Valeo SA	Consumer Discretionary	10,878	353,404	0.73
UCB SA	Health Care	4,096	339,231	0.70
Erste Group Bank AG	Financials	8,984	333,092	0.69
Hannover Rueck SE	Financials	2,036	328,824	0.68
Cie de Saint-Gobain	Industrials	8,353	325,199	0.67
Endesa SA	Utilities	12,452	319,813	0.66
Deutsche Telekom AG	Communication Services	18,374	317,497	0.66
Arkema SA	Materials	3,330	309,313	0.64
Suez	Utilities	20,431	294,510	0.61
Prysmian SpA	Industrials	14,184	292,419	0.61
Enagas SA	Utilities	10,604	282,696	0.59
Pernod Ricard SA	Consumer Staples	1,477	271,963	0.56
Koninklijke Ahold Delhaize NV	Consumer Staples	11,818	265,490	0.55
Anheuser-Busch InBev SA/NV	Consumer Staples	2,802	247,747	0.51
Symrise AG	Materials	2,537	243,930	0.50
Knorr-Bremse AG	Industrials	2,175	242,100	0.50
Munich Re	Financials	963	241,445	0.50
Legrand SA	Industrials	3,218	235,065	0.49
Siltronic AG	Information Technology	3,168	231,136	0.48
Vonovia SE	Real Estate	4,771	227,622	0.47
Ipsen SA	Health Care	1,606	218,904	0.45
Deutsche Lufthansa AG	Industrials	12,623	216,089	0.45
Smurfit Kappa Group PLC	Materials	7,050	213,082	0.44
E.ON SE	Utilities	19,527	211,848	0.44
Fiat Chrysler Automobiles NV	Consumer Discretionary	15,159	211,206	0.44
Snam SpA	Utilities	42,242	209,734	0.43
Accor SA	Consumer Discretionary	4,888	209,583	0.43
Elisa OYJ	Communication Services	4,189	204,172	0.42
Air France-KLM	Industrials	20,632	198,075	0.41
Publicis Groupe SA	Communication Services	3,747	197,595	0.41
Proximus SADP	Communication Services	6,670	196,372	0.41
Kerry Group PLC	Consumer Staples	1,641	195,675	0.41
Stora Enso OYJ	Materials	16,555	194,342	0.40
Dassault Systemes SE	Information Technology	1,219	194,216	0.40
EssilorLuxottica SA	Consumer Discretionary	1,475	192,219	0.40
Hermes International	Consumer Discretionary	265	191,098	0.40
Davide Campari-Milano SpA	Consumer Staples	19,348	189,332	0.39
Brenntag AG	Industrials	3,779	185,909	0.38
Merlin Properties Socimi SA	Real Estate	13,388	185,528	0.38
Aalberts NV	Industrials	4,663	183,090	0.38
Rheinmetall AG	Industrials	1,497	183,039	0.38
Signify NV	Industrials	6,031	178,129	0.37

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Axel Springer SE	Communication Services	2,513	$176,815	0.37%
Valmet OYJ	Industrials	7,048	175,480	0.36
HOCHTIEF AG	Industrials	1,428	173,670	0.36
Ubisoft Entertainment SA	Communication Services	2,202	172,159	0.36
Sodexo SA	Consumer Discretionary	1,466	171,231	0.35
Koninklijke KPN NV	Communication Services	55,134	169,091	0.35
Merck KGaA	Health Care	1,599	167,078	0.35
Carl Zeiss Meditec AG	Health Care	1,695	167,038	0.35
LEG Immobilien AG	Real Estate	1,468	165,442	0.34
ASR Nederland NV	Financials	4,040	164,088	0.34
Orion Oyj	Health Care	4,460	163,286	0.34
Bankinter SA	Financials	22,687	156,117	0.32
Deutsche Wohnen SE	Real Estate	4,245	155,612	0.32
Gecina SA	Real Estate	1,028	153,711	0.32
Evonik Industries AG	Materials	5,237	152,360	0.32
Randstad NV	Industrials	2,765	151,725	0.31
Italgas SpA	Utilities	22,460	150,725	0.31
Scout24 AG	Communication Services	2,837	150,563	0.31
Telefonica Deutschland Holding AG	Communication Services	53,677	149,808	0.31
Eutelsat Communications SA	Communication Services	7,830	146,221	0.30
Kingspan Group PLC	Industrials	2,689	145,892	0.30
Aroundtown SA	Real Estate	17,330	142,642	0.30
Aena SME SA	Industrials	718	142,189	0.29
Telenet Group Holding NV	Communication Services	2,504	139,390	0.29
Orpea	Health Care	1,136	136,959	0.28
Teleperformance	Industrials	683	136,617	0.28
TAG Immobilien AG	Real Estate	5,860	135,268	0.28
Takeaway.com NV	Consumer Discretionary	1,427	133,531	0.28
Colruyt SA	Consumer Staples	2,271	131,533	0.27
Solvay SA	Materials	1,261	130,509	0.27
ANDRITZ AG	Industrials	3,418	128,494	0.27
Kesko OYJ	Consumer Staples	2,287	127,067	0.26
Naturgy Energy Group SA	Utilities	4,562	125,567	0.26
Aeroports de Paris	Industrials	702	123,838	0.26
DiaSorin SpA	Health Care	1,035	120,058	0.25
Societe BIC SA	Industrials	1,575	119,919	0.25
Covivio	Real Estate	1,137	118,919	0.25
Fraport AG Frankfurt Airport Services Wo	Industrials	1,371	117,709	0.24
Puma SE	Consumer Discretionary	1,738	115,764	0.24
Hera SpA	Utilities	29,918	114,324	0.24
voestalpine AG	Materials	3,672	113,319	0.23
Ryanair Holdings PLC	Industrials	9,738	111,890	0.23
Industria de Diseno Textil SA	Consumer Discretionary	3,659	109,941	0.23
BioMerieux	Health Care	1,283	106,161	0.22
SEB SA	Consumer Discretionary	589	105,735	0.22
A2A SpA	Utilities	60,060	104,107	0.22
Verbund AG	Utilities	1,919	100,285	0.21
Fresenius Medical Care AG & Co KGaA	Health Care	1,276	100,029	0.21
Hella GmbH & Co KGaA	Consumer Discretionary	2,002	98,854	0.20
Jeronimo Martins SGPS SA	Consumer Staples	6,083	97,879	0.20
RTL Group SA	Communication Services	1,909	97,649	0.20
EDP – Energias de Portugal SA	Utilities	25,586	97,131	0.20
Sartorius Stedim Biotech	Health Care	615	96,911	0.20
Bureau Veritas SA	Industrials	3,769	92,982	0.19
Klepierre SA	Real Estate	2,747	92,002	0.19
Alstom SA	Industrials	1,968	91,219	0.19
LVMH Moet Hennessy Louis Vuitton SE	Consumer Discretionary	208	88,420	0.18
Getlink SE	Industrials	5,386	86,199	0.18
Bechtle AG	Information Technology	722	82,817	0.17

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
QIAGEN NV	Health Care	1,988	$80,600	0.17%
Ageas	Financials	1,479	76,785	0.16
Euronext NV	Financials	1,007	76,124	0.16
Elis SA	Industrials	4,154	75,264	0.16
Gerresheimer AG	Health Care	1,013	74,507	0.15
Fortum OYJ	Utilities	3,348	73,917	0.15
Inmobiliaria Colonial Socimi SA	Real Estate	6,611	73,560	0.15
Siemens Gamesa Renewable Energy SA	Industrials	4,289	71,222	0.15
ProSiebenSat.1 Media SE	Communication Services	4,394	68,954	0.14
ICADE	Real Estate	749	68,586	0.14
Safran SA	Industrials	452	66,152	0.14
Warehouses De Pauw CVA	Real Estate	384	64,562	0.13
Alten SA	Information Technology	523	62,633	0.13
Glanbia PLC	Consumer Staples	3,852	62,569	0.13
Boskalis Westminster	Industrials	2,702	62,339	0.13
Veolia Environnement SA	Utilities	2,549	62,013	0.13
Dassault Aviation SA	Industrials	43	61,709	0.13
Atlantia SpA	Industrials	2,364	61,516	0.13
Rubis SCA	Utilities	1,063	59,790	0.12
METRO AG	Consumer Staples	3,263	59,576	0.12
Lagardere SCA	Communication Services	2,283	59,385	0.12
Cofinimmo SA	Real Estate	455	59,050	0.12
SPIE SA	Industrials	3,117	57,812	0.12
KION Group AG	Industrials	916	57,682	0.12
Viscofan SA	Consumer Staples	1,079	56,434	0.12
Edenred	Industrials	1,107	56,400	0.12
Credit Agricole SA	Financials	4,595	55,041	0.11
IMCD NV	Industrials	597	54,666	0.11
UniCredit SpA	Financials	4,440	54,598	0.11
Innogy SE	Utilities	1,122	53,128	0.11
GRENKE AG	Financials	494	52,925	0.11
Wienerberger AG	Materials	2,124	52,366	0.11
Banco Bilbao Vizcaya Argentaria SA	Financials	9,364	52,300	0.11
BNP Paribas SA	Financials	1,062	50,383	0.10
MTU Aero Engines AG	Industrials	211	50,149	0.10
Remy Cointreau SA	Consumer Staples	344	49,523	0.10
Ferrovial SA	Industrials	1,887	48,259	0.10
Ingenico Group SA	Information Technology	542	47,894	0.10
Evotec SE	Health Care	1,684	47,020	0.10
Ackermans & van Haaren NV	Financials	308	46,183	0.10
Groupe Bruxelles Lambert SA	Financials	465	45,565	0.09
Unione di Banche Italiane SpA	Financials	16,649	45,390	0.09
Flutter Entertainment PLC	Consumer Discretionary	586	44,025	0.09
ACS Actividades de Construccion y Servic	Industrials	1,072	42,760	0.09
Koninklijke DSM NV	Materials	344	42,454	0.09
Nemetschek SE	Information Technology	700	42,111	0.09
SCOR SE	Financials	912	39,958	0.08
Banco Santander SA	Financials	8,553	39,643	0.08
RWE AG	Utilities	1,544	37,995	0.08
Fresenius SE & Co KGaA	Health Care	667	36,118	0.07
Telefonica SA	Communication Services	4,364	35,795	0.07
Grifols SA	Health Care	1,099	32,470	0.07
Kone OYJ	Industrials	527	31,059	0.06
Raiffeisen Bank International AG	Financials	1,294	30,334	0.06
Sofina SA	Financials	159	30,266	0.06
Cellnex Telecom SA	Communication Services	814	30,098	0.06
Vinci SA	Industrials	294	30,068	0.06
Michelin	Consumer Discretionary	214	27,112	0.06
Carrefour SA	Consumer Staples	1,334	25,725	0.05

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Common Stocks	Sector	Shares	Value	Weight
Telecom Italia SpA/Milano	Communication Services	46,524	$25,379	0.05%
Repsol SA	Energy	1,597	25,002	0.05
Schneider Electric SE	Industrials	268	24,284	0.05
ArcelorMittal	Materials	1,357	24,261	0.05
Capgemini SE	Information Technology	190	23,650	0.05
CNP Assurances	Financials	955	21,647	0.04
Saipem SpA	Energy	4,338	21,557	0.04
Bollore SA	Industrials	4,575	20,162	0.04
EXOR NV	Financials	287	20,081	0.04
Eiffage SA	Industrials	198	19,579	0.04
STMicroelectronics NV	Information Technology	1,049	18,581	0.04
CNH Industrial NV	Industrials	1,764	18,065	0.04
Sopra Steria Group	Information Technology	142	16,573	0.03
NN Group NV	Financials	409	16,428	0.03
UPM-Kymmene OYJ	Materials	598	15,875	0.03
Imerys SA	Materials	284	15,051	0.03
SBM Offshore NV	Energy	760	14,654	0.03
Altran Technologies SA	Information Technology	875	13,875	0.03
Bayerische Motoren Werke AG	Consumer Discretionary	180	13,292	0.03
Nokia OYJ	Information Technology	2,642	13,103	0.03
Iliad SA	Communication Services	96	10,732	0.02
Casino Guichard Perrachon SA	Consumer Staples	302	10,284	0.02
Renault SA	Consumer Discretionary	164	10,274	0.02
Interpump Group SpA	Industrials	314	9,659	0.02
ASM International NV	Information Technology	147	9,559	0.02
1&1 Drillisch AG	Communication Services	283	9,435	0.02
Worldline SA/France	Information Technology	117	8,500	0.02
Rexel SA	Industrials	590	7,479	0.02
Pirelli & C SpA	Consumer Discretionary	1,069	6,311	0.01
Metso OYJ	Industrials	157	6,149	0.01
Siemens Healthineers AG	Health Care	110	4,637	0.01
Aurubis AG	Materials	45	2,203	0.00

PURCHASED & WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Fund had the following purchased and written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Purchased options contracts:
Calls
CBOE Volatility Index	Morgan Stanely Co., Inc.	18 USD	07/17/2019	560	$844,480	$37,800	$80,214	$(42,414)
CBOE Volatility Index		19 USD	08/21/2019	540	814,320	64,800	86,220	(21,420)
CBOE Volatility Index		19 USD	09/18/2019	530	799,240	80,825	88,090	(7,265)

Total calls				1,630		$183,425	$254,524	$(71,099)
Puts
S&P 500 Index	Morgan Stanely Co., Inc.	2,350 USD	07/19/2019	12	$3,530,112	$420	$7,007	$(6,587)
S&P 500 Index		2,450 USD	07/19/2019	6	1,765,056	360	3,889	(3,529)
S&P 500 Index		2,475 USD	07/19/2019	7	2,059,232	490	4,077	(3,587)
S&P 500 Index		2,500 USD	07/19/2019	5	1,470,880	400	2,970	(2,570)
S&P 500 Index		2,250 USD	08/16/2019	5	1,470,880	563	2,836	(2,273)
S&P 500 Index		2,300 USD	08/16/2019	8	2,353,408	1,100	4,717	(3,617)
S&P 500 Index		2,350 USD	08/16/2019	5	1,470,880	863	4,292	(3,429)
S&P 500 Index		2,375 USD	08/16/2019	3	882,528	578	1,982	(1,404)
S&P 500 Index		2,400 USD	08/16/2019	10	2,941,760	2,150	7,043	(4,893)
S&P 500 Index		2,450 USD	08/16/2019	2	588,352	550	1,302	(752)
S&P 500 Index		2,525 USD	08/16/2019	1	294,176	355	451	(96)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Purchased options contracts: (continued)
Puts (continued)
S&P 500 Index		2,250 USD	09/20/2019	5	$1,470,880	$1,500	$4,484	$(2,984)
S&P 500 Index		2,300 USD	09/20/2019	1	294,176	370	941	(571)
S&P 500 Index		2,350 USD	09/20/2019	5	1,470,880	2,300	4,071	(1,771)
S&P 500 Index		2,400 USD	09/20/2019	13	3,824,288	7,474	9,425	(1,951)
S&P 500 Index		2,350 USD	10/18/2019	1	294,176	764	921	(157)
S&P 500 Index		2,300 USD	07/19/2019	3	882,528	83	1,338	(1,255)

Total puts				92		$20,320	$61,746	$(41,426)

Total purchased options contracts				1,722		$203,745	$316,270	$(112,525)
Written options contracts:
Calls
S&P 500 Index	Morgan Stanely Co., Inc.	2,925 USD	07/19/2019	8	$(2,353,408)	$(37,400)	$(45,743)	$8,343
S&P 500 Index		2,950 USD	07/19/2019	9	(2,647,584)	(28,395)	(38,024)	9,629
S&P 500 Index		2,975 USD	07/19/2019	7	(2,059,232)	(13,685)	(24,057)	10,372
S&P 500 Index		3,000 USD	07/19/2019	5	(1,470,880)	(5,525)	(16,061)	10,536
S&P 500 Index		2,850 USD	08/16/2019	8	(2,353,408)	(98,160)	(46,159)	(52,001)
S&P 500 Index		2,900 USD	08/16/2019	8	(2,353,408)	(67,920)	(50,006)	(17,914)
S&P 500 Index		2,925 USD	08/16/2019	8	(2,353,408)	(54,280)	(36,686)	(17,594)
S&P 500 Index		2,950 USD	08/16/2019	6	(1,765,056)	(31,410)	(30,308)	(1,102)
S&P 500 Index		3,000 USD	08/16/2019	4	(1,176,704)	(10,960)	(20,137)	9,177
S&P 500 Index		2,875 USD	09/20/2019	5	(1,470,880)	(61,675)	(27,871)	(33,804)
S&P 500 Index		2,925 USD	09/20/2019	1	(294,176)	(8,860)	(5,659)	(3,201)
S&P 500 Index		2,950 USD	09/20/2019	5	(1,470,880)	(36,450)	(27,126)	(9,324)
S&P 500 Index		2,975 USD	09/20/2019	13	(3,824,288)	(76,050)	(70,684)	(5,366)
S&P 500 Index		2,975 USD	10/18/2019	1	(294,176)	(7,245)	(6,799)	(446)
S&P 500 Index		2,875 USD	07/19/2019	3	(882,528)	(25,260)	(21,888)	(3,372)
S&P 500 Index		2,900 USD	07/19/2019	1	(294,176)	(6,460)	(5,094)	(1,366)

Total calls				92		$(569,735)	$(472,302)	$(97,433)
Puts
S&P 500 Index	Morgan Stanely Co., Inc.	2,825 USD	07/19/2019	4	$(1,176,704)	$(4,160)	$(18,752)	$14,592
S&P 500 Index		2,850 USD	07/19/2019	8	(2,353,408)	(10,720)	(42,577)	31,857
S&P 500 Index		2,875 USD	07/19/2019	6	(1,765,056)	(10,440)	(30,688)	20,248
S&P 500 Index		2,900 USD	07/19/2019	7	(2,059,232)	(15,925)	(35,331)	19,406
S&P 500 Index		2,925 USD	07/19/2019	5	(1,470,880)	(14,950)	(24,288)	9,338
S&P 500 Index		2,750 USD	08/16/2019	8	(2,353,408)	(12,720)	(49,008)	36,288
S&P 500 Index		2,800 USD	08/16/2019	8	(2,353,408)	(17,520)	(47,204)	29,684
S&P 500 Index		2,825 USD	08/16/2019	11	(3,235,936)	(28,380)	(66,615)	38,235
S&P 500 Index		2,850 USD	08/16/2019	2	(588,352)	(6,080)	(11,589)	5,509
S&P 500 Index	Morgan Stanely Co., Inc.	2,875 USD	08/16/2019	1	(294,176)	(3,585)	(3,849)	264
S&P 500 Index		2,900 USD	08/16/2019	4	(1,176,704)	(17,000)	(24,381)	7,381
S&P 500 Index		2,750 USD	09/20/2019	5	(1,470,880)	(14,975)	(39,601)	24,626
S&P 500 Index		2,825 USD	09/20/2019	1	(294,176)	(4,285)	(7,739)	3,454
S&P 500 Index		2,850 USD	09/20/2019	5	(1,470,880)	(24,175)	(35,949)	11,774
S&P 500 Index		2,875 USD	09/20/2019	13	(3,824,288)	(70,850)	(82,855)	12,005
S&P 500 Index		2,875 USD	10/18/2019	1	(294,176)	(6,730)	(7,719)	989
S&P 500 Index		2,775 USD	07/19/2019	2	(588,352)	(1,290)	(15,439)	14,149
S&P 500 Index		2,800 USD	07/19/2019	2	(588,352)	(1,630)	(7,969)	6,339

Total puts				93		$(265,415)	$(551,553)	$286,138

Total written options contracts				185		$(835,150)	$(1,023,855)	$188,705

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 2.6%
FHLMC – 1.4%
$829	5.500%	01/01/2020	$829
35,359	5.000	11/01/2025	37,392
70,483	5.000	08/01/2028	74,969
11,115	5.000	01/01/2033	11,945
1,176	5.000	03/01/2033	1,273
6,252	5.000	04/01/2033	6,764
927	5.000	05/01/2033	1,003
3,127	5.000	06/01/2033	3,383
20,611	5.000	07/01/2033	22,299
28,703	5.000	08/01/2033	31,066
2,594	5.000	09/01/2033	2,807
6,065	5.000	10/01/2033	6,562
12,485	5.000	11/01/2033	13,508
7,291	5.000	12/01/2033	7,888
6,672	5.000	01/01/2034	7,219
21,655	5.000	02/01/2034	23,430
9,139	5.000	03/01/2034	9,889
15,147	5.000	04/01/2034	16,391
22,842	5.000	05/01/2034	24,714
304,214	5.000	06/01/2034	329,145
4,287	5.000	11/01/2034	4,639
84,552	5.000	04/01/2035	91,480
1,459,811	5.000	07/01/2035	1,579,626
4,077	5.000	11/01/2035	4,411
67,976	5.000	03/01/2036	74,349
25,778	5.000	03/01/2037	27,817
72,334	5.000	12/01/2037	78,056
124,669	5.000	02/01/2038	134,528
313,405	5.000	03/01/2038	338,107
157,661	5.000	07/01/2038	170,088
138,703	5.000	11/01/2038	149,635
347,484	5.000	12/01/2038	374,971
194,836	5.000	01/01/2039	210,193
46,235	5.000	02/01/2039	49,880
315,987	5.000 (b)	06/01/2041	340,983

			4,261,239

UMBS – 1.2%
463	5.500	07/01/2019	463
933	5.500	08/01/2019	932
1,845	5.500	09/01/2019	1,845
594	5.500	10/01/2019	594
1,597	5.500	11/01/2019	1,599
2,984	5.500	12/01/2019	2,989
173	5.500	01/01/2020	174
12	5.500	06/01/2020	12
20,656	5.500	07/01/2020	20,692
4,859	6.000	03/01/2034	5,491
17,908	6.000	08/01/2034	20,299
67,357	6.000	08/01/2035	76,982
107,639	6.000	09/01/2035	123,305
25,652	6.000	10/01/2035	29,372
191,199	6.000	11/01/2035	218,957
469,403	6.000	03/01/2036	536,447
4,001	6.000	06/01/2036	4,573
898,810	6.000	09/01/2036	1,000,576

Mortgage-Backed Securities – (continued)
UMBS – (continued)
148,815	6.000	12/01/2036	170,941
13,217	6.000	02/01/2037	15,130
1,991	6.000	04/01/2037	2,261
3,587	6.000	05/01/2037	4,107
91,609	6.000	06/01/2037	105,403
59,401	6.000	07/01/2037	68,344
220,293	6.000	08/01/2037	250,088
56,908	6.000	09/01/2037	65,449
11,473	6.000	10/01/2037	13,186
32,048	6.000	11/01/2037	36,750
2,624	6.000	12/01/2037	3,008
296,542	6.000	01/01/2038	340,722
40,580	6.000	03/01/2038	46,586
2,313	6.000	04/01/2038	2,664
12,879	6.000	05/01/2038	14,745
951	6.000	09/01/2038	1,091
66,672	6.000	10/01/2038	76,712
2,640	6.000	12/01/2038	3,018
2,250	6.000	01/01/2039	2,588
9,398	4.000	08/01/2039	9,919
26,359	4.500	02/01/2040	27,856
2,751	6.000	04/01/2040	3,163
112,497	6.000	06/01/2040	129,387
267,232	6.000	05/01/2041	306,532
112,374	4.500	08/01/2041	119,920

			3,864,872

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $8,049,499)			$8,126,111

Collateralized Mortgage Obligations – 1.5%
Regular Floater(a)(b) – 0.5%
FHLMC REMIC Series 3371, Class FA
$176,159	2.994%	09/15/2037	$177,571
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A
203,674	2.869	10/07/2020	203,810
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
741,123	2.819	02/06/2020	741,243
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
388,906	2.813	03/11/2020	388,976

			1,511,600

Sequential Fixed Rate – 1.0%
FHLMC REMIC Series 2755, Class ZA
408,969	5.000	02/15/2034	449,958
FHLMC REMIC Series 4273, Class PD
1,072,521	6.500	11/15/2043	1,254,590
FNMA REMIC Series 2012-111, Class B
311,974	7.000	10/25/2042	362,376
FNMA REMIC Series 2012-153, Class B
1,111,307	7.000	07/25/2042	1,297,966

			3,364,890

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,748,605)			$4,876,490

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Mortgage-Backed Securities(a) – 6.8%
Agency Multi-Family – 6.8%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K011, Class A2
$5,289,924	4.084%	11/25/2020	$5,391,860
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series K714, Class A2(b)
16,114,427	3.034	10/25/2020	16,218,312

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $22,503,414)			$21,610,172

Asset-Backed Securities(a) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1(b)
$8,050	7.000%	09/25/2037	$8,107
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1(b)
62,236	7.000	09/25/2037	64,651
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
211,921	2.769	12/07/2020	211,948

TOTAL ASSET-BACKED SECURITIES
(Cost $282,208)			$284,706

U.S. Treasury Obligations – 13.0%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/2042	$1,151,906
1,990,000	3.750	11/15/2043	2,448,011
7,400,000	2.875	11/15/2046	7,908,750
4,780,000	3.000	05/15/2047	5,228,872
U.S. Treasury Notes
6,620,000	1.125	07/31/2021	6,533,112
4,610,000	1.875	01/31/2022	4,624,766
7,070,000	2.125(c)	07/31/2024	7,186,545
900,000	2.750	06/30/2025	946,758
2,490,000	2.625	12/31/2025	2,605,941
2,500,000	1.875	06/30/2026	2,499,875
410,000	2.250	02/15/2027	419,930

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,268,119)			$41,554,466

Shares	Description	Value

Exchange Traded Fund(d) – 23.6%
750,000	Goldman Sachs Access Treasury 0-1 Year ETF	$75,270,000
(Cost $75,030,000)

Shares	Dividend Rate	Value

Investment Company(d) – 41.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
132,944,770	2.308%	$132,944,770
(Cost $132,944,770)

TOTAL INVESTMENTS – 89.2%
(Cost $283,826,615)		$284,666,715

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.8%		34,573,777

NET ASSETS – 100.0%		$319,240,492

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2019.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
UMBS	—Uniform Mortgage-Backed Securities

Currency Abbreviation:
USD	—United States Dollar

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Eurodollar	1	12/14/2020	$246,100	$1,018
U.S. Treasury Long Bond	23	09/19/2019	3,576,500	82,926

Total				$83,944

Short position contracts:
U.S. Treasury 2 Year Note	(32)	09/30/2019	$(6,884,500)	$(28,121)
U.S. Treasury 5 Year Note	(90)	09/30/2019	(10,630,547)	(87,074)
U.S. Treasury 10 Year Note	(99)	09/19/2019	(12,662,719)	(168,788)
U.S. Treasury Ultra Bond	(113)	09/19/2019	(20,046,906)	(672,977)

Total				$(956,960)

Total Futures Contracts				$(873,016)

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.390%	1 Day Federal Funds	11/30/2023	USD 2,200	$7,079	$5,469	$1,610

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2019.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)(b)
S&P GSCI Energy 1 Month Forward Index	(0.130)%	BNP Paribas SA	04/08/2020	USD	112,770	$—
Macquarie Investor Product 645E Index(*)	(0.000)	Macquarie Bank Ltd.	04/16/2020	USD	81,457	(68,563)
BAML Commodity Excess Return Strategy Index(*)	(0.000)	Merrill Lynch International	11/14/2019	USD	114,382	—

TOTAL						$(68,563)

*	The components of the basket shown below.
(a)	Payments made monthly.
(b)	There are no upfront payments on the swap contracts listed above; therefore the unrealized gains (losses) on the swap contracts are equal to their value.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (Macquarie Investor Product 645E Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$58,470	25.69%
Brent	Energy	1,000	64,740	18.35
Gasoil	Grains	100	59,750	5.68
Corn	Energy	5,000	21,575	5.39
Gasoline RBOB	Metals	42,000	79,657	4.65
Heating Oil	Meats	42,000	81,455	4.45
Gold	Precious	100	141,370	4.33
Copper	Energy	25	149,850	4.20
Aluminum	Energy	25	44,819	3.43
Live Cattle	Energy	40,000	41,740	3.36
Wheat	Metals	5,000	26,363	3.22
Soybeans	Grains	5,000	46,150	3.15
Natural Gas	Grains	10,000	23,080	2.63
Lean Hogs	Meats	40,000	30,400	2.26
Sugar	Softs	112,000	14,134	1.59
Feeder Cattle	Textiles	50,000	68,425	1.24
Cotton	Meats	50,000	33,040	1.23
Kansas Wheat	Grains	5,000	23,075	1.15
Zinc	Metals	25	62,675	1.09
Nickel	Metals	6	76,056	0.78
Coffee	Softs	37,500	41,044	0.70
Lead	Metals	25	48,275	0.67
Silver	Precious	5,000	76,705	0.42
Cocoa	Softs	10	24,250	0.36

A basket (BAML Commodity Excess Return Strategy Index) of commodities

Description	Sector	Number of Contracts	Value	Weight
WTI	Energy	1,000	$58,470	25.69%
Brent	Energy	1,000	64,740	18.35
Corn	Grains	100	59,750	5.68
GasOil	Energy	5,000	21,575	5.39
Copper	Metals	42,000	79,657	4.65
Live Cattle	Meats	42,000	81,455	4.45
Gold	Precious	100	141,370	4.33
Heating Oil	Energy	25	149,850	4.20
Gasoline RBOB	Energy	25	44,819	3.43
Natural Gas	Energy	40,000	41,740	3.36
Aluminum	Metals	5,000	26,363	3.22
Wheat	Grains	5,000	46,150	3.15
Soybeans	Grains	10,000	23,080	2.63
Lean Hogs	Meats	40,000	30,400	2.26
Sugar	Softs	112,000	14,134	1.59
Cotton	Textiles	50,000	68,425	1.24
Feeder Cattle	Meats	50,000	33,040	1.23
Winter Wheat	Grains	5,000	23,075	1.15
Zinc	Metals	25	62,675	1.09
Lead	Metals	6	76,056	0.78
Coffee	Softs	37,500	41,044	0.70
Nickel	Metals	25	48,275	0.67
Silver	Precious	5,000	76,705	0.42
Cocoa	Softs	10	24,250	0.36

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Companies(a) – 70.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
165,995,774	2.308%	$165,995,774

TOTAL INVESTMENTS – 70.2%
(Cost $165,995,774)		$165,995,774

OTHER ASSETS IN EXCESS OF LIABILITIES – 29.8%		70,559,192

NET ASSETS – 100.0%		$236,554,966

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	2,852,000	USD	1,964,358	09/18/2019	$42,677
	BRL	10,080,000	USD	2,623,121	07/02/2019	1,913
	CAD	12,219,000	USD	9,240,790	09/18/2019	91,836
	CHF	683,000	USD	696,573	09/18/2019	8,123
	CLP	530,000,000	USD	762,436	09/23/2019	20,048
	COP	2,508,000,000	USD	763,010	09/18/2019	13,690
	CZK	76,800,000	USD	3,395,358	09/18/2019	39,217
	EUR	10,754,000	USD	12,229,904	09/18/2019	74,834
	GBP	11,000	USD	13,958	09/18/2019	12
	IDR	187,020,000,000	USD	12,920,219	09/18/2019	185,394
	INR	971,000,000	USD	13,862,913	09/18/2019	70,869
	JPY	3,102,276,000	USD	28,888,749	09/18/2019	53,657
	MXN	218,481,000	USD	11,034,242	09/18/2019	238,227

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	NOK	5,600,000	USD	648,580	09/18/2019	$7,892
	NZD	840,000	USD	553,853	09/18/2019	10,459
	PLN	14,520,000	USD	3,865,621	09/18/2019	23,335
	RUB	611,000,000	USD	9,231,699	09/18/2019	324,751
	SEK	21,239,400	USD	2,266,593	09/18/2019	26,139
	TRY	50,500,000	USD	8,207,208	09/18/2019	513,972
	USD	3,605,244	BRL	13,860,000	08/02/2019	6,435
	USD	3,254,351	EUR	2,846,000	09/18/2019	18,164
	USD	31,324,762	GBP	24,540,250	09/18/2019	94,640
	USD	834,773	HUF	236,000,000	09/18/2019	4,105
	USD	1,899,482	SEK	17,531,000	09/18/2019	11,616
	ZAR	27,000	USD	1,800	09/18/2019	98

TOTAL						$1,882,103

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	13,860,000	USD	3,615,967	07/02/2019	$(6,545)
	BRL	12,760,000	USD	3,323,869	08/02/2019	(10,679)
	COP	7,700,000,000	USD	2,398,806	09/18/2019	(14,200)
	EUR	10,663,000	USD	12,164,719	09/18/2019	(39,823)
	GBP	6,108,000	USD	7,801,764	09/18/2019	(17,499)
	HUF	228,000,000	USD	803,893	09/18/2019	(1,383)
	JPY	1,474,000,000	USD	13,731,453	09/18/2019	(59,886)
	PLN	12,960,000	USD	3,481,498	09/18/2019	(10,364)
	RUB	67,000,000	USD	1,055,897	09/18/2019	(7,972)
	USD	18,005,015	AUD	25,753,000	09/18/2019	(118,050)
	USD	5,925,009	BRL	23,940,000	07/02/2019	(309,447)
	USD	13,701,136	CAD	18,332,000	09/18/2019	(317,780)
	USD	2,524,424	CHF	2,485,000	09/18/2019	(33,088)
	USD	7,543,438	CLP	5,340,000,000	09/23/2019	(340,458)
	USD	6,966,754	COP	23,386,000,000	09/18/2019	(275,633)
	USD	11,764,081	CZK	267,233,000	09/18/2019	(200,180)
	USD	35,677,755	EUR	31,465,000	09/18/2019	(321,404)
	USD	275,345	GBP	217,000	09/18/2019	(234)
	USD	10,047,052	HUF	2,844,046,000	09/18/2019	(12,601)
	USD	418,570	JPY	44,949,000	09/18/2019	(777)
	USD	14,214,146	KRW	16,740,000,000	09/18/2019	(282,376)
	USD	3,712,468	MXN	72,250,000	09/18/2019	(51,778)
	USD	12,991,617	MYR	54,240,000	09/18/2019	(116,166)
	USD	8,804,766	NOK	76,600,000	09/18/2019	(194,544)
	USD	8,040,596	NZD	12,120,000	09/18/2019	(112,829)
	USD	11,134,247	PLN	42,126,000	09/18/2019	(168,764)
	USD	9,641,053	SEK	90,365,000	09/18/2019	(141,812)
	USD	4,479,786	TRY	27,120,000	09/18/2019	(9,510)
	USD	5,902,422	ZAR	88,620,000	09/18/2019	(345,186)

TOTAL						$(3,520,968)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	30	08/28/2019	$4,243,200	$221,755
Amsterdam Exchange Index	66	07/19/2019	8,419,402	58,576
CAC 40 10 Euro Index	127	07/19/2019	7,990,299	127,760
CBOE Volatility Index	50	07/17/2019	776,250	(87,706)
Corn	51	09/13/2019	1,088,850	(57,459)
DAX Index	23	09/20/2019	8,099,676	112,609
DJIA CBOT E-Mini Index	35	09/20/2019	4,653,775	37,728
EURO STOXX 50 Index	167	09/20/2019	6,581,785	185,278
FTSE 100 Index	89	09/20/2019	8,328,853	50,257
FTSE/JSE Top 40 Index	238	09/19/2019	8,859,649	(95,247)
FTSE/MIB Index	69	09/20/2019	8,299,488	75,810
Hang Seng Index	23	07/30/2019	4,196,366	5,181
IBEX 35 Index	88	07/19/2019	9,178,943	45,376
LME Aluminum Base Metal	93	07/17/2019	4,143,731	67,412
LME Copper Base Metal	52	07/17/2019	7,789,600	45,427
LME Lead Base Metal	72	07/17/2019	3,465,900	159,880
LME Nickel Base Metal	53	07/17/2019	4,019,520	269,191
LME Zinc Base Metal	41	07/17/2019	2,608,625	(179,859)
LME Zinc Base Metal	2	08/21/2019	125,350	1,195
MSCI Taiwan Index	125	07/30/2019	4,831,250	(19,595)
NASDAQ 100 E-Mini Index	23	09/20/2019	3,539,125	29,933
OMXS30 Index	430	07/19/2019	7,504,967	57,566
RBOB Gasoline	1	07/31/2019	79,149	8,232
S&P 500 E-Mini Index	335	09/20/2019	49,315,350	341,182
S&P/TSX 60 Index	98	09/19/2019	14,633,210	100,867
SET50 Index	1,241	09/27/2019	9,292,679	43,945
SGX FTSE China A50 Index	325	07/30/2019	4,389,125	(8,876)
SPI 200 Index	123	09/19/2019	14,159,593	114,738
Wheat	16	09/13/2019	419,200	(20,050)

Total				$1,691,106

Short position contracts:
BIST 30 Index	(2,732)	08/29/2019	(5,903,488)	(54,055)
Brent Crude Oil	(9)	07/31/2019	(577,890)	(3,798)
Coffee ‘C’	(37)	09/18/2019	(1,522,781)	(90,304)
Cotton No. 2	(98)	12/06/2019	(3,235,960)	(7,369)
Feeder Cattle	(28)	08/29/2019	(1,913,800)	89,486
HSCEI	(55)	07/30/2019	(3,814,311)	(2,292)
KC HRW Wheat	(15)	09/13/2019	(346,875)	6,320
KOSPI 200 Index	(86)	09/11/2019	(5,183,909)	(144,566)
Lean Hogs	(10)	08/14/2019	(305,400)	(7,895)
Live Cattle	(48)	08/30/2019	(2,001,120)	21,505
LME Aluminum Base Metal	(93)	07/17/2019	(4,143,731)	25,749
LME Aluminum Base Metal	(93)	08/21/2019	(4,168,144)	(69,688)
LME Copper Base Metal	(52)	07/17/2019	(7,789,600)	(25,348)
LME Copper Base Metal	(27)	08/21/2019	(4,045,950)	(158,689)
LME Lead Base Metal	(72)	07/17/2019	(3,465,900)	(97,820)
LME Lead Base Metal	(66)	08/21/2019	(3,186,150)	(150,306)
LME Nickel Base Metal	(53)	07/17/2019	(4,019,520)	(241,367)
LME Nickel Base Metal	(42)	08/21/2019	(3,194,352)	(235,971)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts: (continued)
LME Zinc Base Metal	(41)	07/17/2019	$(2,608,625)	$12,641
LME Zinc Base Metal	(33)	08/21/2019	(2,068,275)	15,072
Low Sulphur Gasoil	(21)	08/12/2019	(1,236,375)	(31,526)
MSCI EAFE E-Mini Index	(87)	09/20/2019	(8,366,355)	(246,823)
MSCI Emerging Markets E-Mini Index	(163)	09/20/2019	(8,585,210)	(375,499)
Natural Gas	(154)	07/29/2019	(3,562,020)	(1,605)
Nikkei 225 Index	(4)	09/12/2019	(788,758)	(2,066)
NY Harbor ULSD	(17)	07/31/2019	(1,377,520)	(53,060)
Russell 2000 E-Mini Index	(196)	09/20/2019	(15,357,580)	(234,883)
Silver	(33)	09/26/2019	(2,532,750)	(61,636)
Soybean	(27)	11/14/2019	(1,246,050)	(32,047)
Sugar No. 11	(131)	09/30/2019	(1,847,205)	18,638
TOPIX Index	(3)	09/12/2019	(431,573)	(2,693)
VSTOXX	(701)	07/17/2019	(1,139,863)	91,228
WTI Crude Oil	(24)	07/22/2019	(1,391,760)	(70,700)

Total				$(2,121,367)

Total Futures Contracts				$(430,261)

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BBR(b)	1.000%	09/18/2020	AUD	365,650	$21,713	$(1,701,679)	$1,723,392
3 Month BA(c)	1.750	09/18/2020	CAD	268,560	(195,202)	(282,658)	87,456
6 Month LIBOR(d)	0.000	09/18/2020	CHF	439,880	3,647,710	947,781	2,699,929
6 Month EURIBOR(c)	0.000	09/18/2020	EUR	605,910	2,752,584	2,063,955	688,629
6 Month LIBOR(c)	1.000	09/18/2020	GBP	522,140	1,014,325	971,693	42,632
3 Month STIBOR(b)	0.000	09/18/2020	SEK	262,740	26,119	27,951	(1,832)
3 Month LIBOR(b)	1.750	09/18/2020	USD	962,980	(931,982)	(1,173,535)	241,553
0.000%(d)	6 Month EURIBOR	09/18/2021	EUR	177,050	(1,593,144)	(1,134,497)	(458,647)
1.000(c)	6 Month LIBOR	09/18/2021	GBP	157,850	(654,408)	(654,003)	(405)
3 Month LIBOR(b)	1.750	09/18/2021	USD	201,140	151,992	476,258	(324,266)
6 Month PRIBOR(c)	2.000	09/18/2024	CZK	640,870	509,359	137,392	371,967
6 Month BUBOR(c)	2.000	09/18/2024	HUF	5,487,960	708,964	(280,986)	989,950
1 Month TIIE(e)	8.000	09/18/2024	MXN	356,350	597,530	62,927	534,603
6 Month WIBOR(c)	2.250	09/18/2024	PLN	119,180	558,635	(471,131)	1,029,766
3 Month JIBAR(b)	7.750	09/18/2024	ZAR	456,860	921,985	(670,777)	1,592,762
3 Month BA(c)	2.000	09/18/2029	CAD	24,790	263,638	(843,828)	1,107,466
6 Month LIBOR(c)	0.000	09/18/2029	CHF	22,500	470,843	(642,921)	1,113,764
6 Month EURIBOR(c)	0.500	09/18/2029	EUR	80,400	2,763,983	1,548,221	1,215,762
6 Month LIBOR(c)	1.000	09/18/2029	GBP	103,800	(761,125)	(1,052,442)	291,317
3 Month STIBOR(b)	0.750	09/18/2029	SEK	218,270	427,388	(644,360)	1,071,748
3 Month LIBOR(b)	2.000	09/18/2029	USD	79,580	293,680	(380,485)	674,165
1.000(d)	6 Month EURIBOR	09/18/2049	EUR	8,900	(769,506)	(372,525)	(396,981)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.250(c)	6 Month LIBOR	09/18/2049	GBP	19,610	$(38,263)	$1,023	$(39,286)
2.250(c)	3 Month LIBOR	09/18/2049	USD	44,360	(356,963)	(412,394)	55,431

TOTAL					$9,829,855	$(4,481,020)	$14,310,875

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent on June 30, 2019.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Assets and Liabilities(a)

June 30, 2019 (Unaudited)

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $945,877,152, $0, $75,851,845 and $0)(b)	$1,055,578,495	$—	$76,451,945	$—
Investments in affiliated issuers, at value (cost $1,758,798,801, $64,724,963, $207,974,770 and $165,995,774)	1,758,798,801	64,724,963	208,214,770	165,995,774
Investments in affiliated securities lending reinvestment vehicle, at value (cost $18,086,061, $0, $0 and $0)	18,086,061	—	—	—
Purchased Options, at value (premiums paid $0, $316,270, $0 and $0)	—	203,745	—	—
Cash	47,334,543	1,357,521	18,984,547	13,376,426
Foreign currencies, at value (cost $8,836,475, $564,606, $0 and $16,195,000)	8,857,898	572,758	—	16,507,565
Receivables:
Collateral on certain derivative contracts(c)	106,388,590	10,658,862	8,402,416	43,740,721
Fund shares sold	6,972,341	60,000	358,479	436,388
Dividends and interest	4,184,424	120,923	538,198	312,569
Investments sold	3,271,746	113,521	2,408,109	—
Foreign tax reclaims	69,232	244,896	—	—
Reimbursement from investment adviser	59,349	36,624	25,142	1,125
Securities lending income	23,518	—	—	—
Due from broker	—	1,208,316	13,092,394	—
Variation margin on swaps	1,189,313	11,374	—	35,189
Unrealized gain on forward foreign currency exchange contracts	829,122	2,025,841	—	1,882,103
Unrealized gain on swap contracts	812,261	819,507	—	—
Variation margin on futures	55,760	—	42,205	—
Other assets	123,834	38,975	62,513	67,433
Total assets	3,012,635,288	82,197,826	328,580,718	242,355,293

Liabilities:
Written options, at value (premiums received $6,349,405, $1,023,855, $0 and $0)	3,464,107	835,150	—	—
Unrealized loss on swap contracts	1,571,876	543,095	68,563	—
Unrealized loss on forward foreign currency exchange contracts	1,540,102	1,591,793	—	3,520,968
Variation margin on futures	—	457,591	—	1,453,669
Variation margin on swaps	—	—	954	—
Payables:
Payable upon return of securities loaned	18,086,061	—	—	—
Fund shares redeemed	3,856,548	162,429	981,385	146,347
Management fees	1,372,375	42,898	109,563	172,794
Collateral on certain derivative contracts(c)	870,000	300,000	2,670,000	—
Distribution and Service fees and Transfer Agency fees	177,839	11,836	20,778	25,238
Investments purchased	69,199	124,837	5,224,503	236,661
Accrued expenses	389,089	284,438	264,480	244,650
Total liabilities	31,397,196	4,354,067	9,340,226	5,800,327

Net Assets:
Paid-in capital	2,870,396,479	78,596,358	330,927,140	218,591,916
Total distributable earnings (loss)	110,841,613	(752,599)	(11,686,648)	17,963,050
NET ASSETS	$2,981,238,092	$77,843,759	$319,240,492	$236,554,966
Net Assets:
Class A	$89,021,072	$8,618,651	$25,313,172	$9,310,149
Class C	17,426,743	5,751,256	2,541,289	3,164,386
Institutional	2,374,317,330	9,488,517	194,398,311	64,600,633
Investor	299,767,551	8,913,499	7,813,888	104,574,015
Class P	191,646,067	13,350	3,559,782	273,373
Class R	2,280,893	174,152	2,346,542	567,057
Class R6	6,778,436	44,884,334	83,267,508	54,065,353
Total Net Assets	$2,981,238,092	$77,843,759	$319,240,492	$236,554,966
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,404,091	1,083,513	2,340,463	884,465
Class C	2,004,896	782,062	247,502	316,857
Institutional	243,101,710	1,162,498	17,804,941	5,976,382
Investor	30,998,413	1,102,313	714,962	9,769,791
Class P	19,632,124	1,637	325,658	25,303
Class R	247,736	22,391	220,498	54,834
Class R6	694,783	5,514,125	7,611,501	4,999,352
Net asset value, offering and redemption price per share:(d)
Class A	$9.47	$7.95	$10.82	$10.53
Class C	8.69	7.35	10.27	9.99
Institutional	9.77	8.16	10.92	10.81
Investor	9.67	8.09	10.93	10.70
Class P	9.76	8.15	10.93	10.80
Class R	9.21	7.78	10.64	10.34
Class R6	9.76	8.14	10.94	10.81

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $17,610,378 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$33,154,534	$53,703,385	$18,660,671
Alternative Premia	(300,000)	5,552,813	4,278,720	827,329
Commodity Strategy	—	—	—	5,732,416
Managed Futures Strategy	10,540,000	14,900,042	—	18,300,679

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds is $10.02, $8.41, $11.33 and $11.14, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Operations(a)

For the Six Months Ended June 30, 2019 (Unaudited)

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund
Investment income:

Dividends — affiliated issuers	$20,920,412	$861,001	$2,556,773	$2,024,677

Dividends — unaffiliated issuers (net of foreign taxes withheld of $230,208, $0, $0 and $0)	9,584,350	42,789	—	—

Securities lending income — affiliated issuer	117,290	—	—	—

Interest	—	—	1,035,066	26,801
Total investment income	30,622,052	903,790	3,591,839	2,051,478

Expenses:

Management fees	9,140,486	360,953	870,206	1,157,080

Transfer Agency fees(b)	820,589	33,654	85,313	123,083

Distribution and Service fees(b)	198,583	48,695	53,320	27,536

Custody, accounting and administrative services	192,841	73,468	69,678	52,690

Registration fees	128,178	58,883	58,308	58,641

Printing and mailing costs	116,711	19,738	63,064	34,782

Professional fees	78,728	105,689	73,886	76,132

Trustee fees	10,272	8,017	8,262	8,157

Other	27,176	7,261	10,655	8,642
Total expenses	10,713,564	716,358	1,292,692	1,546,743
Less — expense reductions	(1,887,126)	(296,744)	(373,606)	(167,953)
Net expenses	8,826,438	419,614	919,086	1,378,790
NET INVESTMENT INCOME	21,795,614	484,176	2,672,753	672,688

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(6,951,794)	—	424,406	—

Futures contracts	12,829,321	(509,599)	(2,690,940)	(9,924,603)

Purchased options	—	(928,918)	(12,174)	—

Swap contracts	6,208,205	(2,109,923)	36,521,051	13,325,580

Forward foreign currency exchange contracts	(1,521,062)	1,051,403	—	(140,887)

Foreign currency transactions	1,851,016	138,270	—	259,557

Written options	8,781,913	540,990	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	141,772,573	—	2,123,308	—

Investments — affiliated issuers	—	—	232,500	—

Futures contracts	(1,241,136)	1,130,243	700,709	(1,637,344)

Purchased options	—	(232,586)	—	—

Swap contracts	7,569,047	230,767	(66,953)	10,273,935

Forward foreign currency exchange contracts	107,486	812,465	—	(1,949,320)

Foreign currency translation	(370,732)	(18,063)	—	(234,418)

Written options	6,867,927	815,746	—	—
Net realized and unrealized gain	175,902,764	920,795	37,231,907	9,972,500

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,698,378	$1,404,971	$39,904,660	$10,645,188

(a)	Statements of Operations for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Tracker	$97,545	$95,678	$5,360	$70,232	$17,222	$454,177	$249,335	$26,721	$1,930	$972
Alternative Premia	10,867	37,521	307	7,824	6,754	3,312	8,266	2	111	7,385
Commodity Strategy	33,652	13,532	6,136	17,499	1,759	45,051	7,653	530	1,596	11,225
Managed Futures Strategy	10,911	15,187	1,438	7,855	2,734	12,949	91,092	62	518	7,873

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Alternative Premia Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:
Net investment income	$21,795,614	$25,409,863	$484,176	$664,878
Net realized gain (loss)	21,197,599	(12,106,374)	(1,817,777)	(8,127,438)
Net change in unrealized gain (loss)	154,705,165	(96,453,469)	2,738,572	(749,479)

Net increase (decrease) in net assets resulting from operations	197,698,378	(83,149,980)	1,404,971	(8,212,039)

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(1,511,937)	—	(478,739)
Class C Shares	—	(365,221)	—	(503,059)
Institutional Shares	—	(57,165,461)	—	(601,357)
Investor Shares	—	(6,496,428)	—	(488,889)
Class P Shares(b)	—	(4,257,351)	—	(685)
Class R Shares	—	(44,609)	—	(677)
Class R6 Shares	—	(164,520)	—	(2,753,859)

Total distributions to shareholders	—	(70,005,527)	—	(4,827,265)

From share transactions:
Proceeds from sales of shares	880,746,530	2,260,230,175	6,950,195	151,588,154
Reinvestment of distributions	—	54,104,738	—	4,797,057
Cost of shares redeemed	(726,338,130)	(1,206,677,070)	(40,464,629)	(189,468,347)

Net increase (decrease) in net assets resulting from share transactions	154,408,400	1,107,657,843	(33,514,434)	(33,083,136)

TOTAL INCREASE (DECREASE)	352,106,778	954,502,336	(32,109,463)	(46,122,440)

Net Assets:
Beginning of period	2,629,131,314	1,674,628,978	109,953,222	156,075,662
End of period	$2,981,238,092	$2,629,131,314	$77,843,759	$109,953,222

(a)	Statements of Changes in Net Assets for the Absolute Return Tracker and Alternative Premia Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd. and Cayman Commodity-AP, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 17, 2018.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS

Consolidated Statements of Changes in Net Assets(a) (continued)

	Commodity Strategy Fund		Managed Futures Strategy Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:
Net investment income	$2,672,753	$4,659,489	$672,688	$293,847
Net realized gain (loss)	34,242,343	(60,883,660)	3,519,647	(2,406,572)
Net change in unrealized gain (loss)	2,989,564	(2,958,090)	6,452,853	(4,658,647)

Net increase (decrease) in net assets resulting from operations	39,904,660	(59,182,261)	10,645,188	(6,771,372)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(146,965)	(304,997)	—	(11,658)
Class C Shares	(6,266)	(5,522)	—	(5,457)
Institutional Shares	(1,436,282)	(3,852,136)	—	(120,745)
Investor Shares	(52,109)	(103,250)	—	(159,539)
Class P Shares(b)	(26,429)	(66,814)	—	(662)
Class R Shares	(11,381)	(17,262)	—	(935)
Class R6 Shares(c)	(619,063)	(15,225)	—	(83,342)

Total distributions to shareholders	(2,298,495)	(4,365,206)	—	(382,338)

From share transactions:
Proceeds from sales of shares	148,407,199	199,564,222	58,840,905	184,855,172
Reinvestment of distributions	1,732,849	3,162,715	—	381,904
Cost of shares redeemed	(169,421,903)	(214,478,490)	(85,314,604)	(207,886,873)

Net decrease in net assets resulting from share transactions	(19,281,855)	(11,751,553)	(26,473,699)	(22,649,797)

TOTAL INCREASE (DECREASE)	18,324,310	(75,299,020)	(15,828,511)	(29,803,507)

Net Assets:
Beginning of period	300,916,182	376,215,202	252,383,477	282,186,984

End of period	$319,240,492	$300,916,182	$236,554,966	$252,383,477

(a)	Statements of Changes in Net Assets for the Commodity Strategy and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 17, 2018.
(c)	Commenced operations on April 30, 2018 for Managed Futures Strategy Fund.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.84		$9.31	$9.02	$8.67	$9.01	$9.12

Net investment income (loss)(a)	0.05		0.07	— (b)	(0.04)	(0.07)	(0.09)

Net realized and unrealized gain (loss)	0.58		(0.33)	0.62	0.43	(0.15)	0.33

Total from investment operations	0.63		(0.26)	0.62	0.39	(0.22)	0.24

Distributions to shareholders from net investment income	—		(0.07)	—	—	(0.02)	—

Distributions to shareholders from net realized gains	—		(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	—		(0.21)	(0.33)	(0.04)	(0.12)	(0.35)

Net asset value, end of period	$9.47		$8.84	$9.31	$9.02	$8.67	$9.01

Total return(c)	7.13%		(2.80)%	6.93%	4.45%	(2.45)%	2.61%

Net assets, end of period (in 000s)	$89,021		$65,635	$52,427	$38,886	$45,207	$64,120

Ratio of net expenses to average net assets	0.98	%(d)	1.00%	1.03%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.11	%(d)	1.26%	1.61%	1.66%	1.60%	1.59%

Ratio of net investment income (loss) to average net assets	1.18	%(d)	0.73%	(0.04)%	(0.43)%	(0.74)%	(0.96)%

Portfolio turnover rate(e)	66%		137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.14		$8.61		$8.43	$8.17	$8.54	$8.72

Net investment income (loss)(a)	0.02		—	(b)	(0.07)	(0.10)	(0.13)	(0.15)

Net realized and unrealized gain (loss)	0.53		(0.31)		0.58	0.40	(0.14)	0.32

Total from investment operations	0.55		(0.31)		0.51	0.30	(0.27)	0.17

Distributions to shareholders from net investment income	—		(0.02)		—	—	—	—

Distributions to shareholders from net realized gains	—		(0.14)		(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	—		(0.16)		(0.33)	(0.04)	(0.10)	(0.35)

Net asset value, end of period	$8.69		$8.14		$8.61	$8.43	$8.17	$8.54

Total return(c)	6.76%		(3.60)%		6.10%	3.62%	(3.20)%	1.92%

Net assets, end of period (in 000s)	$17,427		$18,985		$13,718	$13,490	$18,329	$28,736

Ratio of net expenses to average net assets	1.73	%(d)	1.75%		1.78%	1.78%	1.79%	1.80%

Ratio of total expenses to average net assets	1.86	%(d)	2.00%		2.36%	2.41%	2.35%	2.34%

Ratio of net investment income (loss) to average net assets	0.42	%(d)	—	%(e)	(0.81)%	(1.18)%	(1.51)%	(1.69)%

Portfolio turnover rate(f)	66%		137%		76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Amount is less than 0.005%.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.10		$9.58	$9.23	$8.86	$9.22	$9.32

Net investment income (loss)(a)	0.07		0.11	0.03	— (b)	(0.03)	(0.05)

Net realized and unrealized gain (loss)	0.60		(0.35)	0.65	0.43	(0.17)	0.34

Total from investment operations	0.67		(0.24)	0.68	0.43	(0.20)	0.29

Distributions to shareholders from net investment income	—		(0.10)	— (b)	(0.02)	(0.06)	(0.04)

Distributions to shareholders from net realized gains	—		(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	—		(0.24)	(0.33)	(0.06)	(0.16)	(0.39)

Net asset value, end of period	$9.77		$9.10	$9.58	$9.23	$8.86	$9.22

Total return(c)	7.36%		(2.47)%	7.46%	4.82%	(2.18)%	3.09%

Net assets, end of period (in 000s)	$2,374,315		$2,129,116	$1,510,457	$970,838	$1,111,353	$1,874,703

Ratio of net expenses to average net assets	0.59	%(d)	0.61%	0.64%	0.62%	0.64%	0.65%

Ratio of total expenses to average net assets	0.72	%(d)	0.88%	1.21%	1.24%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets	1.52	%(d)	1.13%	0.36%	(0.02)%	(0.36)%	(0.54)%

Portfolio turnover rate(e)	66%		137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.02		$9.50	$9.17	$8.80	$9.15	$9.24

Net investment income (loss)(b)	0.08		0.10	0.03	(0.01)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	0.57		(0.35)	0.63	0.43	(0.16)	0.34

Total from investment operations	0.65		(0.25)	0.66	0.42	(0.20)	0.27

Distributions to shareholders from net investment income	—		(0.09)	—	(0.01)	(0.05)	(0.01)

Distributions to shareholders from net realized gains	—		(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	—		(0.23)	(0.33)	(0.05)	(0.15)	(0.36)

Net asset value, end of period	$9.67		$9.02	$9.50	$9.17	$8.80	$9.15

Total return(c)	7.21%		(2.58)%	7.25%	4.75%	(2.23)%	2.85%

Net assets, end of period (in 000s)	$299,767		$254,436	$93,650	$13,245	$6,755	$8,046

Ratio of net expenses to average net assets	0.73	%(d)	0.75%	0.78%	0.78%	0.79%	0.81%

Ratio of total expenses to average net assets	0.86	%(d)	0.98%	1.35%	1.42%	1.35%	1.34%

Ratio of net investment income (loss) to average net assets	1.81	%(d)	1.08%	0.28%	(0.13)%	(0.49)%	(0.73)%

Portfolio turnover rate(e)	66%		137%	76%	130%	213%	134%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.09		$9.64

Net investment income(a)	0.07		0.10

Net realized and unrealized gain (loss)	0.60		(0.41)

Total from investment operations	0.67		(0.31)

Distributions to shareholders from net investment income	—		(0.10)

Distributions to shareholders from net realized gains	—		(0.14)

Total distributions	—		(0.24)

Net asset value, end of period	$9.76		$9.09

Total return(b)	7.37%		(3.17)%

Net assets, end of period (in 000s)	$191,646		$152,975

Ratio of net expenses to average net assets	0.58	%(c)	0.59	%(c)

Ratio of total expenses to average net assets	0.71	%(c)	0.74	%(c)

Ratio of net investment income to average net assets	1.58	%(c)	1.41	%(c)

Portfolio turnover rate(d)	66%		137%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.61		$9.08	$8.82	$8.50	$8.85	$8.98

Net investment income (loss)(a)	0.04		0.04	(0.03)	(0.06)	(0.09)	(0.11)

Net realized and unrealized gain (loss)	0.56		(0.33)	0.62	0.42	(0.15)	0.33

Total from investment operations	0.60		(0.29)	0.59	0.36	(0.24)	0.22

Distributions to shareholders from net investment income	—		(0.04)	—	—	(0.01)	—

Distributions to shareholders from net realized gains	—		(0.14)	(0.33)	(0.04)	(0.10)	(0.35)

Total distributions	—		(0.18)	(0.33)	(0.04)	(0.11)	(0.35)

Net asset value, end of period	$9.21		$8.61	$9.08	$8.82	$8.50	$8.85

Total return(b)	6.97%		(3.13)%	6.74%	4.19%	(2.71)%	2.42%

Net assets, end of period (in 000s)	$2,281		$1,954	$2,150	$2,197	$2,019	$2,299

Ratio of net expenses to average net assets	1.23	%(c)	1.25%	1.28%	1.28%	1.29%	1.30%

Ratio of total expenses to average net assets	1.36	%(c)	1.53%	1.86%	1.91%	1.85%	1.84%

Ratio of net investment income (loss) to average net assets	0.93	%(c)	0.45%	(0.31)%	(0.66)%	(0.97)%	(1.19)%

Portfolio turnover rate(d)	66%		137%	76%	130%	213%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.09		$9.57	$9.23	$8.86	$9.30

Net investment income (loss)(a)	0.07		0.12	0.04	— (b)	(0.01)

Net realized and unrealized gain (loss)	0.60		(0.36)	0.63	0.43	(0.26)

Total from investment operations	0.67		(0.24)	0.67	0.43	(0.27)

Distributions to shareholders from net investment income	—		(0.10)	— (b)	(0.02)	(0.07)

Distributions to shareholders from net realized gains	—		(0.14)	(0.33)	(0.04)	(0.10)

Total distributions	—		(0.24)	(0.33)	(0.06)	(0.17)

Net asset value, end of period	$9.76		$9.09	$9.57	$9.23	$8.86

Total return(c)	7.37%		(2.46)%	7.36%	4.85%	(2.98)%

Net assets, end of period (in 000s)	$6,778		$6,030	$2,226	$27	$10

Ratio of net expenses to average net assets	0.58	%(d)	0.60%	0.62%	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	0.71	%(d)	0.84%	1.19%	1.24%	1.21	%(d)

Ratio of net investment income (loss) to average net assets	1.58	%(d)	1.20%	0.39%	0.01%	(0.22	)%(d)

Portfolio turnover rate(e)	66%		137%	76%	130%	213%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.92		$8.91	$10.01	$9.45	$10.49	$10.89

Net investment income (loss)(a)	0.03		0.03	(0.01)	(0.01)	(0.04)	(0.08)

Net realized and unrealized gain (loss)	—		(0.58)	1.40	0.57	(0.71)	0.32

Total from investment operations	0.03		(0.55)	1.39	0.56	(0.75)	0.24

Distributions to shareholders from net investment income	—		—	(0.17)	—	(0.01)	(0.05)

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	—		(0.44)	(2.49)	—	(0.29)	(0.64)

Net asset value, end of period	$7.95		$7.92	$8.91	$10.01	$9.45	$10.49

Total return(b)	0.38%		(6.18)%	14.17%	5.91%	(7.17)%	2.19%

Net assets, end of period (in 000s)	$8,619		$9,166	$13,886	$27,566	$43,167	$78,100

Ratio of net expenses to average net assets	1.16	%(c)	1.13%	1.12%	1.15%	1.13%	1.23%

Ratio of total expenses to average net assets	1.83	%(c)	1.64%	1.51%	1.45%	1.43%	1.42%

Ratio of net investment income (loss) to average net assets	0.81	%(c)	0.34%	(0.10)%	(0.13)%	(0.39)%	(0.70)%

Portfolio turnover rate(d)	—%		—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.35		$8.36	$9.55	$9.08	$10.15	$10.60

Net investment income (loss)(a)	—	(b)	(0.03)	(0.08)	(0.08)	(0.11)	(0.15)

Net realized and unrealized gain (loss)	—		(0.54)	1.32	0.55	(0.68)	0.29

Total from investment operations	—	(b)	(0.57)	1.24	0.47	(0.79)	0.14

Distributions to shareholders from net investment income	—		—	(0.11)	—	—	—

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	—		(0.44)	(2.43)	—	(0.28)	(0.59)

Net asset value, end of period	$7.35		$7.35	$8.36	$9.55	$9.08	$10.15

Total return(c)	0.00%		(6.93)%	13.37%	5.16%	(7.82)%	1.29%

Net assets, end of period (in 000s)	$5,751		$8,547	$15,239	$20,123	$27,914	$41,299

Ratio of net expenses to average net assets	1.92	%(d)	1.88%	1.87%	1.90%	1.88%	1.97%

Ratio of total expenses to average net assets	2.57	%(d)	2.39%	2.27%	2.20%	2.18%	2.17%

Ratio of net investment income (loss) to average net assets	0.05	%(d)	(0.41)%	(0.84)%	(0.88)%	(1.14)%	(1.42)%

Portfolio turnover rate(e)	—%		—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$8.11		$9.07	$10.15	$9.54	$10.61		$11.02

Net investment income (loss)(a)	0.05		0.05	0.04	0.03	—	(b)	(0.03)

Net realized and unrealized gain (loss)	—		(0.57)	1.41	0.58	(0.72)		0.32

Total from investment operations	0.05		(0.52)	1.45	0.61	(0.72)		0.29

Distributions to shareholders from net investment income	—		—	(0.21)	—	(0.07)		(0.11)

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)		(0.59)

Total distributions	—		(0.44)	(2.53)	—	(0.35)		(0.70)

Net asset value, end of period	$8.16		$8.11	$9.07	$10.15	$9.54		$10.61

Total return(c)	0.62%		(5.74)%	14.59%	6.38%	(6.84)%		2.61%

Net assets, end of period (in 000s)	$9,489		$32,924	$114,953	$468,924	$510,789		$645,286

Ratio of net expenses to average net assets	0.79	%(d)	0.73%	0.73%	0.75%	0.73%		0.81%

Ratio of total expenses to average net assets	1.39	%(d)	1.27%	1.09%	1.05%	1.03%		1.02%

Ratio of net investment income (loss) to average net assets	1.22	%(d)	0.52%	0.36%	0.27%	—	%(e)	(0.25)%

Portfolio turnover rate(f)	—%		—%	349%	272%	241%		211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Amount is less than 0.005%.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.04		$9.02	$10.11	$9.52	$10.57	$10.99

Net investment income (loss)(b)	0.04		0.05	0.02	0.01	(0.01)	(0.05)

Net realized and unrealized gain (loss)	0.01		(0.59)	1.41	0.58	(0.72)	0.31

Total from investment operations	0.05		(0.54)	1.43	0.59	(0.73)	0.26

Distributions to shareholders from net investment income	—		—	(0.20)	—	(0.04)	(0.09)

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	—		(0.44)	(2.52)	—	(0.32)	(0.68)

Net asset value, end of period	$8.09		$8.04	$9.02	$10.11	$9.52	$10.57

Total return(c)	0.62%		(5.99)%	14.47%	6.18%	(6.90)%	2.33%

Net assets, end of period (in 000s)	$8,913		$9,092	$8,910	$5,733	$9,933	$26,862

Ratio of net expenses to average net assets	0.91	%(d)	0.88%	0.86%	0.90%	0.88%	0.97%

Ratio of total expenses to average net assets	1.58	%(d)	1.39%	1.28%	1.20%	1.18%	1.17%

Ratio of net investment income (loss) to average net assets	1.06	%(d)	0.61%	0.20%	0.10%	(0.14)%	(0.43)%

Portfolio turnover rate(e)	—%		—%	349%	272%	241%	211%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.10		$8.85

Net investment income(a)	0.05		0.05

Net realized and unrealized loss	—		(0.36)

Total from investment operations	0.05		(0.31)

Distributions to shareholders from net realized gains	—		(0.44)

Net asset value, end of period	$8.15		$8.10

Total return(b)	0.62%		(3.51)%

Net assets, end of period (in 000s)	$13		$13

Ratio of net expenses to average net assets	0.76	%(c)	0.77	%(c)

Ratio of total expenses to average net assets	1.42	%(c)	1.36	%(c)

Ratio of net investment income to average net assets	1.21	%(c)	0.83	%(c)

Portfolio turnover rate(d)	—%		—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$7.75		$8.75	$9.89	$9.36	$10.40	$10.83

Net investment income (loss)(a)	0.02		0.01	(0.03)	(0.04)	(0.05)	(0.10)

Net realized and unrealized gain (loss)	0.01		(0.57)	1.37	0.57	(0.71)	0.30

Total from investment operations	0.03		(0.56)	1.34	0.53	(0.76)	0.20

Distributions to shareholders from net investment income	—		—	(0.16)	—	—	(0.04)

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)	(0.59)

Total distributions	—		(0.44)	(2.48)	—	(0.28)	(0.63)

Net asset value, end of period	$7.78		$7.75	$8.75	$9.89	$9.36	$10.40

Total return(b)	0.39%		(6.40)%	13.89%	5.65%	(7.35)%	1.85%

Net assets, end of period (in 000s)	$174		$13	$13	$12	$11	$12

Ratio of net expenses to average net assets	1.40	%(c)	1.38%	1.36%	1.40%	1.33%	1.49%

Ratio of total expenses to average net assets	2.11	%(c)	1.88%	1.77%	1.71%	1.65%	1.62%

Ratio of net investment income (loss) to average net assets	0.54	%(c)	0.11%	(0.33)%	(0.39)%	(0.49)%	(0.92)%

Portfolio turnover rate(d)	—%		—%	349%	272%	241%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE PREMIA FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Alternative Premia Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$8.09		$9.05	$10.15	$9.54	$10.46

Net investment income (loss)(a)	0.05		0.07	0.02	0.02	(0.01)

Net realized and unrealized gain (loss)	—		(0.59)	1.42	0.59	(0.56)

Total from investment operations	0.05		(0.52)	1.44	0.61	(0.57)

Distributions to shareholders from net investment income	—		—	(0.22)	—	(0.07)

Distributions to shareholders from net realized gains	—		(0.44)	(2.32)	—	(0.28)

Total distributions	—		(0.44)	(2.54)	—	(0.35)

Net asset value, end of period	$8.14		$8.09	$9.05	$10.15	$9.54

Total return(b)	0.62%		(5.75)%	14.48%	6.38%	(5.48)%

Net assets, end of period (in 000s)	$44,884		$50,199	$3,074	$10	$9

Ratio of net expenses to average net assets	0.77	%(c)	0.72%	0.72%	0.77%	0.77	%(c)

Ratio of total expenses to average net assets	1.43	%(c)	1.24%	1.27%	1.02%	0.97	%(c)

Ratio of net investment income (loss) to average net assets	1.21	%(c)	0.82%	0.22%	0.24%	(0.21	)%(c)

Portfolio turnover rate(d)	—%		—%	349%	272%	241%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.66		$11.49	$11.68	$10.49	$15.58	$22.54

Net investment income (loss)(a)	0.07		0.10	0.02	0.02	(0.03)	(0.13)

Net realized and unrealized gain (loss)	1.15		(1.84)	0.43	1.23	(5.04)	(6.83)

Total from investment operations	1.22		(1.74)	0.45	1.25	(5.07)	(6.96)

Distributions to shareholders from net investment income	(0.06)		(0.09)	(0.52)	(0.06)	(0.02)	—

Distributions to shareholders from return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.06)		(0.09)	(0.64)	(0.06)	(0.02)	—

Net asset value, end of period	$10.82		$9.66	$11.49	$11.68	$10.49	$15.58

Total return(b)	12.76%		(15.17)%	3.95%	11.91%	(32.43)%	(31.03)%

Net assets, end of period (in 000s)	$25,313		$25,351	$46,809	$60,944	$58,901	$85,200

Ratio of net expenses to average net assets	0.83	%(c)	0.84%	0.86%	0.90%	0.85%	0.88%

Ratio of total expenses to average net assets	1.04	%(c)	1.01%	1.01%	1.07%	0.97%	0.95%

Ratio of net investment income (loss) to average net assets	1.23	%(c)	0.88%	0.16%	0.19%	(0.21)%	(0.59)%

Portfolio turnover rate(d)	28%		46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.17		$10.92	$11.15	$10.04	$14.99	$21.85

Net investment income (loss)(a)	0.02		0.02	(0.07)	(0.06)	(0.13)	(0.26)

Net realized and unrealized gain (loss)	1.11		(1.75)	0.42	1.17	(4.82)	(6.60)

Total from investment operations	1.13		(1.73)	0.35	1.11	(4.95)	(6.86)

Distributions to shareholders from net investment income	(0.03)		(0.02)	(0.46)	—	—	—

Distributions to shareholders from return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.03)		(0.02)	(0.58)	—	—	—

Net asset value, end of period	$10.27		$9.17	$10.92	$11.15	$10.04	$14.99

Total return(b)	12.38%		(15.84)%	3.16%	11.02%	(32.95)%	(31.32)%

Net assets, end of period (in 000s)	$2,541		$2,472	$2,949	$3,858	$4,578	$8,149

Ratio of net expenses to average net assets	1.58	%(c)	1.59%	1.61%	1.65%	1.60%	1.62%

Ratio of total expenses to average net assets	1.79	%(c)	1.76%	1.76%	1.82%	1.72%	1.71%

Ratio of net investment income (loss) to average net assets	0.49	%(c)	0.14%	(0.68)%	(0.56)%	(0.97)%	(1.27)%

Portfolio turnover rate(d)	28%		46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.74		$11.61	$11.80	$10.59	$15.72	$22.69

Net investment income (loss)(a)	0.09		0.15	0.09	0.06	0.02	(0.04)

Net realized and unrealized gain (loss)	1.17		(1.88)	0.40	1.25	(5.10)	(6.91)

Total from investment operations	1.26		(1.73)	0.49	1.31	(5.08)	(6.95)

Distributions to shareholders from net investment income	(0.08)		(0.14)	(0.56)	(0.10)	(0.05)	(0.02)

Distributions to shareholders from return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.08)		(0.14)	(0.68)	(0.10)	(0.05)	(0.02)

Net asset value, end of period	$10.92		$9.74	$11.61	$11.80	$10.59	$15.72

Total return(b)	12.92%		(14.89)%	4.28%	12.32%	(32.38)%	(30.62)%

Net assets, end of period (in 000s)	$194,398		$259,239	$314,888	$326,270	$544,699	$764,809

Ratio of net expenses to average net assets	0.49	%(c)	0.50%	0.52%	0.56%	0.51%	0.53%

Ratio of total expenses to average net assets	0.70	%(c)	0.66%	0.66%	0.72%	0.63%	0.62%

Ratio of net investment income (loss) to average net assets	1.56	%(c)	1.23%	0.78%	0.53%	0.12%	(0.17)%

Portfolio turnover rate(d)	28%		46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.75		$11.61	$11.81	$10.60	$15.74	$22.72

Net investment income (loss)(b)	0.08		0.14	(0.02)	0.05	— (c)	(0.05)

Net realized and unrealized gain (loss)	1.17		(1.87)	0.49	1.25	(5.08)	(6.93)

Total from investment operations	1.25		(1.73)	0.47	1.30	(5.08)	(6.98)

Distributions to shareholders from net investment income	(0.07)		(0.13)	(0.55)	(0.09)	(0.06)	— (c)

Distributions to shareholders from return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.07)		(0.13)	(0.67)	(0.09)	(0.06)	— (c)

Net asset value, end of period	$10.93		$9.75	$11.61	$11.81	$10.60	$15.74

Total return(d)	12.95%		(14.97)%	4.08%	12.21%	(32.15)%	(30.80)%

Net assets, end of period (in 000s)	$7,814		$8,272	$8,586	$5,265	$6,699	$7,740

Ratio of net expenses to average net assets	0.58	%(e)	0.59%	0.61%	0.65%	0.60%	0.61%

Ratio of total expenses to average net assets	0.79	%(e)	0.75%	0.75%	0.82%	0.72%	0.71%

Ratio of net investment income (loss) to average net assets	1.51	%(e)	1.15%	(0.18)%	0.44%	0.03%	(0.24)%

Portfolio turnover rate(f)	28%		46%	89%	145%	506%	234%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$9.76		$12.11

Net investment income(a)	0.09		0.12

Net realized and unrealized gain (loss)	1.16		(2.33)

Total from investment operations	1.25		(2.21)

Distributions to shareholders from net investment income	(0.08)		(0.14)

Net asset value, end of period	$10.93		$9.76

Total return(b)	12.92%		(18.31)%

Net assets, end of period (in 000s)	$3,560		$3,167

Ratio of net expenses to average net assets	0.48	%(c)	0.45	%(c)

Ratio of total expenses to average net assets	0.69	%(c)	0.65	%(c)

Ratio of net investment income to average net assets	1.58	%(c)	1.43	%(c)

Portfolio turnover rate(d)	28%		46%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.50		$11.31	$11.51	$10.35	$15.38	$22.31

Net investment income (loss)(a)	0.05		0.07	(0.04)	(0.01)	(0.06)	(0.16)

Net realized and unrealized gain (loss)	1.14		(1.81)	0.45	1.21	(4.97)	(6.77)

Total from investment operations	1.19		(1.74)	0.41	1.20	(5.03)	(6.93)

Distributions to shareholders from net investment income	(0.05)		(0.07)	(0.49)	(0.04)	— (b)	—

Distributions to shareholders from return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.05)		(0.07)	(0.61)	(0.04)	— (b)	—

Net asset value, end of period	$10.64		$9.50	$11.31	$11.51	$10.35	$15.38

Total return(c)	12.63%		(15.40)%	3.60%	11.60%	(32.88)%	(31.00)%

Net assets, end of period (in 000s)	$2,347		$2,233	$2,892	$4,419	$1,963	$1,542

Ratio of net expenses to average net assets	1.08	%(d)	1.09%	1.11%	1.14%	1.10%	1.12%

Ratio of total expenses to average net assets	1.29	%(d)	1.25%	1.26%	1.34%	1.23%	1.21%

Ratio of net investment income (loss) to average net assets	0.99	%(d)	0.64%	(0.40)%	(0.07)%	(0.44)%	(0.77)%

Portfolio turnover rate(e)	28%		46%	89%	145%	506%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			For the Period July 31, 2015* to December 31, 2015
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.76		$11.62	$11.80	$10.60	$13.48

Net investment income (loss)(a)	0.09		0.14	(0.45)	0.06	0.02

Net realized and unrealized gain (loss)	1.17		(1.87)	0.95	1.24	(2.86)

Total from investment operations	1.26		(1.73)	0.50	1.30	(2.84)

Distributions to shareholders from net investment income	(0.08)		(0.13)	(0.56)	(0.10)	(0.04)

Distributions to shareholders from return of capital	—		—	(0.12)	—	—

Total distributions	(0.08)		(0.13)	(0.68)	(0.10)	(0.04)

Net asset value, end of period	$10.94		$9.76	$11.62	$11.80	$10.60

Total return(b)	13.02%		(14.96)%	4.29%	12.25%	(21.23)%

Net assets, end of period (in 000s)	$83,268		$182	$90	$1,907	$1,336

Ratio of net expenses to average net assets	0.47	%(c)	0.49%	0.50%	0.54%	0.51	%(c)

Ratio of total expenses to average net assets	0.69	%(c)	0.68%	0.66%	0.72%	0.64	%(c)

Ratio of net investment income (loss) to average net assets	1.63	%(c)	1.15%	(4.04)%	0.54%	0.35	%(c)

Portfolio turnover rate(d)	28%		46%	89%	145%	506%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.03		$10.30	$10.12	$10.21	$9.67	$10.04

Net investment income (loss)(a)	0.01		(0.02)	(0.10)	(0.14)	(0.16)	(0.14)

Net realized and unrealized gain (loss)	0.49		(0.23)	0.33	0.05	1.10	(0.14)

Total from investment operations	0.50		(0.25)	0.23	(0.09)	0.94	(0.28)

Distributions to shareholders from net investment income	—		—	—	—	(0.40)	—

Distributions to shareholders from net realized gains	—		(0.02)	(0.05)	—	—	(0.09)

Total distributions	—		(0.02)	(0.05)	—	(0.40)	(0.09)

Net asset value, end of period	$10.53		$10.03	$10.30	$10.12	$10.21	$9.67

Total return(b)	4.78%		(2.37)%	2.29%	(0.88)%	9.69%	(2.75)%

Net assets, end of period (in 000s)	$9,310		$8,622	$7,711	$23,174	$24,000	$2,698

Ratio of net expenses to average net assets	1.49	%(c)	1.47%	1.55%	1.55%	1.56%	1.51%

Ratio of total expenses to average net assets	1.64	%(c)	1.62%	1.75%	1.74%	1.84%	1.96%

Ratio of net investment income (loss) to average net assets	0.28	%(c)	(0.19)%	(1.02)%	(1.33)%	(1.53)%	(1.50)%

Portfolio turnover rate(d)	—%		—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.56		$9.88	$9.79	$9.95	$9.45	$9.89

Net investment loss(a)	(0.02)		(0.09)	(0.17)	(0.21)	(0.23)	(0.21)

Net realized and unrealized gain (loss)	0.45		(0.21)	0.31	0.05	1.07	(0.14)

Total from investment operations	0.43		(0.30)	0.14	(0.16)	0.84	(0.35)

Distributions to shareholders from net investment income	—		—	—	—	(0.34)	—

Distributions to shareholders from net realized gains	—		(0.02)	(0.05)	—	—	(0.09)

Total distributions	—		(0.02)	(0.05)	—	(0.34)	(0.09)

Net asset value, end of period	$9.99		$9.56	$9.88	$9.79	$9.95	$9.45

Total return(b)	4.39%		(3.08)%	1.44%	(1.60)%	8.93%	(3.50)%

Net assets, end of period (in 000s)	$3,164		$3,281	$3,480	$4,054	$3,056	$897

Ratio of net expenses to average net assets	2.24	%(c)	2.22%	2.29%	2.31%	2.30%	2.26%

Ratio of total expenses to average net assets	2.39	%(c)	2.37%	2.48%	2.49%	2.60%	2.69%

Ratio of net investment loss to average net assets	(0.47	)%(c)	(0.95)%	(1.72)%	(2.09)%	(2.28)%	(2.26)%

Portfolio turnover rate(d)	—%		—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.28		$10.52	$10.29	$10.36	$9.77	$10.11

Net investment income (loss)(a)	0.03		0.02	(0.06)	(0.10)	(0.12)	(0.11)

Net realized and unrealized gain (loss)	0.50		(0.24)	0.34	0.04	1.12	(0.14)

Total from investment operations	0.53		(0.22)	0.28	(0.06)	1.00	(0.25)

Distributions to shareholders from net investment income	—		—	—	(0.01)	(0.41)	—

Distributions to shareholders from net realized gains	—		(0.02)	(0.05)	—	—	(0.09)

Total distributions	—		(0.02)	(0.05)	(0.01)	(0.41)	(0.09)

Net asset value, end of period	$10.81		$10.28	$10.52	$10.29	$10.36	$9.77

Total return(b)	5.06%		(2.13)%	2.73%	(0.57)%	10.24%	(2.43)%

Net assets, end of period (in 000s)	$64,601		$83,425	$163,971	$110,763	$87,820	$88,381

Ratio of net expenses to average net assets	1.10	%(c)	1.07%	1.14%	1.16%	1.14%	1.11%

Ratio of total expenses to average net assets	1.25	%(c)	1.22%	1.33%	1.34%	1.46%	1.54%

Ratio of net investment income (loss) to average net assets	0.68	%(c)	0.16%	(0.54)%	(0.94)%	(1.12)%	(1.10)%

Portfolio turnover rate(d)	—%		—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$10.19		$10.44	$10.23	$10.30	$9.73	$10.08

Net investment income (loss)(b)	0.03		0.01	(0.06)	(0.11)	(0.13)	(0.12)

Net realized and unrealized gain (loss)	0.48		(0.24)	0.32	0.04	1.11	(0.14)

Total from investment operations	0.51		(0.23)	0.26	(0.07)	0.98	(0.26)

Distributions to shareholders from net investment income	—		—	—	—	(0.41)	—

Distributions to shareholders from net realized gains	—		(0.02)	(0.05)	—	—	(0.09)

Total distributions	—		(0.02)	(0.05)	—	(0.41)	(0.09)

Net asset value, end of period	$10.70		$10.19	$10.44	$10.23	$10.30	$9.73

Total return(c)	5.00%		(2.24)%	2.55%	(0.68)%	10.08%	(2.54)%

Net assets, end of period (in 000s)	$104,574		$105,393	$106,431	$20,181	$6,489	$391

Ratio of net expenses to average net assets	1.24	%(d)	1.22%	1.26%	1.31%	1.31%	1.26%

Ratio of total expenses to average net assets	1.39	%(d)	1.37%	1.45%	1.49%	1.60%	1.69%

Ratio of net investment income (loss) to average net assets	0.53	%(d)	0.06%	(0.60)%	(1.09)%	(1.26)%	(1.25)%

Portfolio turnover rate(e)	—%		—%	—%	529%	196%	343%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.28		$10.56

Net investment income(a)	0.03		0.02

Net realized and unrealized gain (loss)	0.49		(0.28)

Total from investment operations	0.52		(0.26)

Distributions to shareholders from net realized gains	—		(0.02)

Net asset value, end of period	$10.80		$10.28

Total return(b)	5.06%		(2.50)%

Net assets, end of period (in 000s)	$273		$429

Ratio of net expenses to average net assets	1.10	%(c)	1.12	%(c)

Ratio of total expenses to average net assets	1.24	%(c)	1.27	%(c)

Ratio of net investment income to average net assets	.68	%(c)	0.32	%(c)

Portfolio turnover rate(d)	—%		—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$9.87		$10.16	$10.00	$10.12	$9.59	$9.99

Net investment income (loss)(a)	—	(b)	(0.04)	(0.12)	(0.16)	(0.18)	(0.17)

Net realized and unrealized gain (loss)	0.47		(0.23)	0.33	0.04	1.09	(0.14)

Total from investment operations	0.47		(0.27)	0.21	(0.12)	0.91	(0.31)

Distributions to shareholders from net investment income	—		—	—	—	(0.38)	—

Distributions to shareholders from net realized gains	—		(0.02)	(0.05)	—	—	(0.09)

Total distributions	—		(0.02)	(0.05)	—	(0.38)	(0.09)

Net asset value, end of period	$10.34		$9.87	$10.16	$10.00	$10.12	$9.59

Total return(c)	4.76%		(2.70)%	2.11%	(1.18)%	9.47%	(3.06)%

Net assets, end of period (in 000s)	$567		$584	$595	$309	$197	$85

Ratio of net expenses to average net assets	1.74	%(d)	1.72%	1.79%	1.81%	1.79%	1.76%

Ratio of total expenses to average net assets	1.89	%(d)	1.87%	1.98%	1.99%	2.11%	2.20%

Ratio of net investment income (loss) to average net assets	0.03	%(d)	(0.44)%	(1.19)%	(1.59)%	(1.77)%	(1.75)%

Portfolio turnover rate(e)	—%		—%	—%	529%	196%	343%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$10.29		$10.36

Net investment income(a)	0.03		0.02

Net realized and unrealized gain (loss)	0.49		(0.07)

Total from investment operations	0.52		(0.05)

Distributions to shareholders from net realized gains	—		(0.02)

Net asset value, end of period	$10.81		$10.29

Total return(b)	5.05%		(0.52)%

Net assets, end of period (in 000s)	$54,065		$50,649

Ratio of net expenses to average net assets	1.09	%(c)	1.12	%(c)

Ratio of total expenses to average net assets	1.24	%(c)	1.27	%(c)

Ratio of net investment income to average net assets	0.68	%(c)	0.31	%(c)

Portfolio turnover rate(d)	—%		—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ALTERNATIVE FUNDS

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares of the Absolute Return Tracker, Alternative Premia and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-AP, Ltd., Cayman Commodity-CSF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, September 11, 2014, April 2, 2009 and June 16, 2016, respectively, and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. The Subsidiaries act as an investment vehicle for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, November 17, 2014, June 17, 2009 and July 18, 2016, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of June 30, 2019, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$2,981,238,092	$12,338,167	1%
Alternative Premia	77,843,759	11,190,579	14
Commodity Strategy	319,240,492	64,932,443	20
Managed Futures Strategy	236,554,966	46,694,650	20

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Alternative Premia and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their respective Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default, swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,345,977	$—

Asia	—	16,038,435	—

Australia and Oceania	—	1,256,898	—

Europe	4,504,859	87,158,373	41,550

North America	772,649,535	35,278	—

South America	—	40,350	—

Exchange Traded Funds	172,507,240	—	—

Investment Company	1,758,798,801	—	—

Securities Lending Reinvestment Vehicle	18,086,061	—	—

Total	$2,726,546,496	$105,875,311	$41,550

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$829,122	$—

Futures Contracts	14,656,587	—	—

Credit Default Swap Contracts	—	3,297,353	—

Total Return Swap Contracts	—	812,261	—

Total	$14,656,587	$4,938,736	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,540,102)	$—

Futures Contracts(b)	(5,672,675)	—	—

Total Return Swap Contracts(b)	—	(1,571,876)	—

Written Options Contracts	(3,464,107)	—	—

Total	$(9,136,782)	$(3,111,978)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third party (fair value) service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ALTERNATIVE PREMIA

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$64,724,963	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,025,841	$—

Futures Contracts(a)	6,368,692	—	—

Credit Default Swap Contracts(a)	—	32,761	—

Total Return Swap Contracts(a)	—	819,507	—

Purchased Options Contracts	203,745	—	—

Total	$6,572,437	$2,878,109	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,591,793)	$—

Futures Contracts(a)	(4,477,736)	—	—

Total Return Swap Contracts(a)	—	(543,095)	—

Written Options Contracts	(835,150)	—	—

Total	$(5,312,886)	$(2,134,888)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$8,126,111	$—

Collateralized Mortgage Obligations	—	4,876,490	—

Commercial Mortgage-Backed Securities	—	21,610,172	—

Asset-Backed Securities	—	284,706	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	41,554,466	—	—

Exchange Traded Fund	75,270,000	—	—

Investment Company	132,944,770	—	—

Total	$249,769,236	$34,897,479	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$83,944	$—	$—

Interest Rate Swap Contracts	—	1,610	—

Total	$83,944	$1,610	$—

Liabilities(a)

Futures Contracts	$(956,960)	$—	$—

Total Return Swap Contracts	—	(68,563)	—

Total	$(956,960)	$(68,563)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$165,995,774	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,882,103	$—

Futures Contracts	2,440,537	—	—

Interest Rate Swap Contracts	—	15,532,292	—

Total	$2,440,537	$17,414,395	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(3,520,968)	$—

Futures Contracts	(2,870,798)	—	—

Interest Rate Swap Contracts	—	(1,221,417)	—

Total	$(2,870,798)	$(4,742,385)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

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4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$827,910	(a)	Payable for unrealized loss on swap contracts and Variation margin on futures contracts	$(846,325)	(a)(b)
Credit	Variation margin on swap contracts	3,297,353	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	829,122		Payable for unrealized loss on forward foreign currency exchange contracts	(1,540,102)
Equity	Receivable for unrealized gain on swap contracts and variation margin on futures contracts	2,937,361	(a)	Written options, at value and variation margin on futures contracts	(9,862,333)	(a)(b)
Interest Rate	Variation margin on futures contracts	11,703,577	(a)	—	—
Total		$19,595,323			$(12,248,760)

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$5,516,203	(a)	Variation margin on futures contracts	$(4,312,221)	(a)
Credit	Variation margin on swap contracts	32,761	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and variation margin on futures contracts	2,097,024	(a)	Payable for unrealized loss on forward foreign currency exchange contracts and variation margin on futures contracts	(1,675,923)	(a)
Equity	Receivable for unrealized gain on swap contracts, Purchased options at value and variation margin on futures contracts	1,204,794	(a)	Payable for unrealized loss on swap contracts, Written options, at value and variation margin on futures contracts	(1,383,867)	(a)(b)
Interest Rate	Variation margin on futures contracts	599,764	(a)	Variation margin on futures contracts	(75,763)	(a)
Total		$9,450,546			$(7,447,774)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,571,876, $543,095 and $68,563 for the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	—	$—		Payable for unrealized loss on swap contracts	$(68,563)
Interest Rate	Variation margin on futures and swaps contracts	85,554	(a)	Variation margin on futures contracts	(956,960)	(a)
Total		$85,554			$(1,025,523)

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$962,503	(a)	Variation margin on futures contracts	$(1,596,497)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,882,103		Payable for unrealized loss on forward foreign currency exchange contracts	(3,520,968)
Equity	Variation margin on futures contracts	1,478,034	(a)	Variation margin on futures contracts	(1,274,301)	(a)
Interest Rate	Variation margin on swap contracts	15,532,292	(a)	Variation margin on swap contracts	(1,221,417)	(a)
Total		$19,854,932			$(7,613,183)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,571,876, $543,095 and $68,563 for the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their "right to terminate" provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

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4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(378,445)	$(764,444)	363
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	2,977,108	8,080,478	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,521,062)	107,486	26
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	(978,039)	999,763	7,006
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	26,198,815	4,880,041	8,059
Total		$26,298,377	$13,303,324	15,458

ALTERNATIVE PREMIA
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,008,957)	$722,785	5,824
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	6,236	25,539	4
Currency	Net realized gain (loss) from futures contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on futures contracts and forward foreign currency exchange contracts	1,043,256	1,018,818	331
Equity	Net realized gain (loss) from futures contracts, purchased options, swap contracts and written option/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	(2,029,296)	971,883	2,500
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,032,714	17,610	866
Total		$(1,956,047)	$2,756,635	9,525

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$36,696,134	$(68,563)	5
Interest rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,878,197)	702,319	420
Total		$33,817,937	$633,756	425

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(4,926,154)	$(480,160)	1,537
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(140,887)	(1,949,320)	181
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,830,821)	(1,157,184)	5,591
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	13,157,952	10,273,935	300
Total		$3,260,090	$6,687,271	7,609

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum

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4. INVESTMENTS IN DERIVATIVES (continued)

transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2019:

ALTERNATIVE PREMIA
	Derivative Assets(1)		Derivative Liabilities(1)		Net Derivative Assets (Liabilities)	Collateral (Received) Pledged (1)	Net Amount(2)
Counterparty	Forwards	Swaps	Forwards	Swaps
Morgan Stanley Co., Inc.	$2,025,841	$—	$(1,591,793)	$—	$434,048	$—	$434,048
Deutsche Bank AG	—	116,147	—	—	116,147	—	116,147
JPMorgan Chase Bank NA	—	703,360	—	(543,095)	160,265	—	160,265

Total	$2,025,841	$819,507	$(1,591,793)	$(543,095)	$710,460	$—	$710,460

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$1,882,103	$(3,520,968)	$(1,638,865)	$1,638,865	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.65%	0.54%
Alternative Premia	0.79	0.71	0.68	0.66	0.65	0.79	0.66
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.41
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.89

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2019, GSAM waived $27,032, $24,641, $135,092 and $95,286 of each Fund’s management fee for Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $1,426,294, $57,643, $164,985 and $131,826 of the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Tracker	$4,662	$—
Alternative Premia	52	6
Commodity Strategy	1,965	—
Managed Futures Strategy	585	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% (except for the Commodity Strategy Fund, which charges an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.114%, 0.074% and 0.254%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Alternative Premia, Commodity Strategy and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$1,426,294	$355,341	$105,491	$1,887,126
Alternative Premia	57,643	220,764	18,337	296,744
Commodity Strategy	164,985	153,901	54,720	373,606
Managed Futures Strategy	131,826	11,893	24,234	167,953

G.  Line of Credit Facility — As of June 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
Absolute Return Tracker	$1,729,310,513	$609,690,228	$(580,201,940)	$1,758,798,801	1,758,798,801	$20,920,412
Alternative Premia	91,312,279	162,406,170	(188,993,486)	64,724,963	64,724,963	861,001
Commodity Strategy	113,968,231	308,956,756	(289,980,217)	132,944,770	132,944,770	1,836,158
Managed Futures Strategy	195,709,998	106,322,230	(136,036,454)	165,995,774	165,995,774	2,024,677

The Commodity Strategy Fund invests in the shares of the Goldman Sachs Access Treasury 0-1 Year ETF. The Goldman Sachs Access Treasury 0-1 Year ETF is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in the Goldman Sachs Access Treasury 0-1 Year ETF as of and for the six months ended June 30, 2019:

Fund	Affiliated Investment Company	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sale of Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
Commodity Strategy	Goldman Sachs Access Treasury 0-1 Year ETF	$75,037,500	$—	$—	$—	$232,500	$75,270,000	750,000	$720,615

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2019, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Alternative Premia	13%	17%	12%
Managed Futures Strategy	7	9	6

As of June 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Fund:

Fund	Class P	Class R
Alternative Premia	73%	7%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$737,205,236	$—	$601,243,402
Commodity Strategy	44,409,211	48,950	41,245,640	292,028

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2019		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs
Absolute Return Tracker	$12,095	$3,030	$1,332,900

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019
Absolute Return Tracker	$62,495,245	$147,290,920	$(191,700,104)	$18,086,061

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2018, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Capital loss carryforwards:
Perpetual Short-term	$—	$(1,596,536)	$(5,642,612)	$—
Perpetual Long-term	—	(607,760)	(12,209,074)	—
Total capital loss carryforwards	$—	$(2,204,296)	$(17,851,686)	$—
Timing differences (Post October Loss Deferral, Qualified Late Year Loss Deferral and Straddle Loss Deferral)	$(30,623,186)	$(285,908)	$(1,990,865)	$(7,630)

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8. TAX INFORMATION (continued)

As of June 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Alternative Premia	Commodity Strategy	Managed Futures Strategy
Tax cost	$2,769,963,883	$64,084,828	$263,252,957	$167,506,162
Gross unrealized gain	145,088,485	9,772,988	23,371,088	19,854,932
Gross unrealized loss	(82,589,011)	(9,132,853)	(1,957,331)	(21,365,320)
Net unrealized gain (loss)	$62,499,474	$640,135	$21,413,757	$(1,510,388)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions and underlying fund investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Alternative Premia and Commodity Strategy Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this

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9. OTHER RISKS (continued)

matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds. Upon evaluation, GSAM has concluded that the change in accounting principle does not materially impact the financial statement amounts.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,198,144	$38,760,421	4,798,033	$44,842,536
Reinvestment of distributions	—	—	160,862	1,438,177
Shares redeemed	(2,221,731)	(20,624,912)	(3,160,194)	(29,547,552)
	1,976,413	18,135,509	1,798,701	16,733,161
Class C Shares
Shares sold	231,842	1,958,076	1,258,940	10,851,182
Reinvestment of distributions	—	—	37,087	305,807
Shares redeemed	(558,134)	(4,759,485)	(557,406)	(4,790,628)
	(326,292)	(2,801,409)	738,621	6,366,361
Institutional Shares
Shares sold	73,837,333	702,517,245	184,753,329	1,781,048,133
Reinvestment of distributions	—	—	4,495,374	41,400,790
Shares redeemed	(64,726,494)	(616,543,923)	(112,906,830)	(1,081,871,140)
	9,110,839	85,973,322	76,341,873	740,577,783
Investor Shares
Shares sold	10,224,591	96,334,356	23,848,937	228,166,646
Reinvestment of distributions	—	—	711,919	6,495,957
Shares redeemed	(7,448,571)	(70,151,646)	(6,195,929)	(58,596,382)
	2,776,020	26,182,710	18,364,927	176,066,221
Class P Shares(a)
Shares sold	4,219,060	39,843,975	19,347,235	187,497,150
Reinvestment of distributions	—	—	462,246	4,257,351
Shares redeemed	(1,408,543)	(13,406,288)	(2,987,874)	(27,949,398)
	2,810,517	26,437,687	16,821,607	163,805,103
Class R Shares
Shares sold	47,077	421,309	154,712	1,419,367
Reinvestment of distributions	—	—	4,837	42,136
Shares redeemed	(26,358)	(236,485)	(169,474)	(1,539,910)
	20,719	184,824	(9,925)	(78,407)
Class R6 Shares
Shares sold	96,464	911,148	663,674	6,405,161
Reinvestment of distributions	—	—	17,884	164,520
Shares redeemed	(65,148)	(615,391)	(250,643)	(2,382,060)
	31,316	295,757	430,915	4,187,621

NET INCREASE	16,399,532	$154,408,400	114,486,719	$1,107,657,843

(a)	Commenced operations on April 17, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Alternative Premia Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	146,664	$1,167,763	229,026	$1,941,605
Reinvestment of distributions	—	—	59,392	471,572
Shares redeemed	(220,170)	(1,780,771)	(689,924)	(5,926,201)
	(73,506)	(613,008)	(401,506)	(3,513,024)
Class C Shares
Shares sold	1,563	11,676	15,951	126,701
Reinvestment of distributions	—	—	66,038	486,701
Shares redeemed	(382,092)	(2,839,633)	(741,371)	(5,923,189)
	(380,529)	(2,827,957)	(659,382)	(5,309,787)
Institutional Shares
Shares sold	203,941	1,715,861	3,379,260	27,875,999
Reinvestment of distributions	—	—	73,146	594,674
Shares redeemed	(3,099,344)	(26,083,483)	(12,067,753)	(105,872,944)
	(2,895,403)	(24,367,622)	(8,615,347)	(77,402,271)
Investor Shares
Shares sold	130,468	1,080,156	641,645	5,481,288
Reinvestment of distributions	—	—	60,656	488,889
Shares redeemed	(158,519)	(1,300,604)	(560,135)	(4,843,550)
	(28,051)	(220,448)	142,166	1,126,627
Class P Shares(a)
Shares sold	—	—	21,368	190,311
Reinvestment of distributions	—	—	84	685
Shares redeemed	(1)	—	(19,814)	(172,447)
	(1)	—	1,638	18,549
Class R Shares
Shares sold	23,828	191,709	—	—
Reinvestment of distributions	—	—	87	677
Shares redeemed	(3,060)	(24,202)	—	2
	20,768	167,507	87	679
Class R6 Shares
Shares sold	339,822	2,783,030	13,234,324	115,972,250
Reinvestment of distributions	—	—	339,564	2,753,859
Shares redeemed	(1,029,675)	(8,435,936)	(7,709,553)	(66,730,018)
	(689,853)	(5,652,906)	5,864,335	51,996,091

NET DECREASE	(4,046,575)	$(33,514,434)	(3,668,009)	$(33,083,136)

(a)	Commenced operations on April 17, 2018.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	232,571	$2,504,060	1,251,112	$14,934,569
Reinvestment of distributions	12,450	136,332	24,150	260,064
Shares redeemed	(530,670)	(5,742,419)	(2,723,863)	(30,606,937)
	(285,649)	(3,102,027)	(1,448,601)	(15,412,304)
Class C Shares
Shares sold	12,951	131,441	89,382	1,009,327
Reinvestment of distributions	554	5,760	535	4,993
Shares redeemed	(35,677)	(362,772)	(90,364)	(987,027)
	(22,172)	(225,571)	(447)	27,293
Institutional Shares
Shares sold	4,508,787	48,371,735	13,852,341	162,239,296
Reinvestment of distributions	79,901	883,701	254,245	2,712,225
Shares redeemed	(13,388,904)	(143,989,146)	(14,630,034)	(166,368,584)
	(8,800,216)	(94,733,710)	(523,448)	(1,417,063)
Investor Shares
Shares sold	694,526	7,534,268	756,579	8,934,574
Reinvestment of distributions	4,707	52,109	9,842	103,250
Shares redeemed	(832,761)	(9,175,844)	(657,199)	(7,833,967)
	(133,528)	(1,589,467)	109,222	1,203,857
Class P Shares(a)
Shares sold	—	—	628,959	7,585,275
Reinvestment of distributions	2,387	26,429	6,042	66,814
Shares redeemed	(1,381)	(15,369)	(310,349)	(3,561,109)
	1,006	11,060	324,652	4,090,980
Class R Shares
Shares sold	25,982	278,672	111,272	1,280,888
Reinvestment of distributions	877	9,455	1,319	13,412
Shares redeemed	(41,389)	(440,014)	(133,213)	(1,517,725)
	(14,530)	(151,887)	(20,622)	(223,425)
Class R6 Shares
Shares sold	8,412,884	89,587,023	306,122	3,580,293
Reinvestment of distributions	55,872	619,063	189	1,957
Shares redeemed	(875,921)	(9,696,339)	(295,426)	(3,603,141)
	7,592,835	80,509,747	10,885	(20,891)

NET DECREASE	(1,662,254)	$(19,281,855)	(1,548,359)	$(11,751,553)

(a)	Commenced operations on April 17, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	210,169	$2,080,470	439,024	$4,455,486
Reinvestment of distributions	—	—	1,147	11,538
Shares redeemed	(184,896)	(1,847,449)	(329,581)	(3,314,739)
	25,273	233,021	110,590	1,152,285
Class C Shares
Shares sold	32,916	317,681	86,827	855,715
Reinvestment of distributions	—	—	570	5,457
Shares redeemed	(59,458)	(567,016)	(96,054)	(926,503)
	(26,542)	(249,335)	(8,657)	(65,331)
Institutional Shares
Shares sold	1,160,795	11,878,455	5,266,745	54,615,537
Reinvestment of distributions	—	—	11,693	120,438
Shares redeemed	(3,296,520)	(33,004,905)	(12,754,668)	(131,316,188)
	(2,135,725)	(21,126,450)	(7,476,230)	(76,580,213)
Investor Shares
Shares sold	3,620,818	36,679,846	6,364,713	65,666,187
Reinvestment of distributions	—	—	15,625	159,532
Shares redeemed	(4,192,155)	(42,384,390)	(6,237,413)	(63,624,182)
	(571,337)	(5,704,544)	142,925	2,201,537
Class P Shares(a)
Shares sold	—	—	41,647	425,477
Reinvestment of distributions	—	—	64	662
Shares redeemed	(16,400)	(177,165)	(8)	(81)
	(16,400)	(177,165)	41,703	426,058
Class R Shares
Shares sold	1,784	17,453	5,066	50,581
Reinvestment of distributions	—	—	94	935
Shares redeemed	(6,097)	(61,679)	(4,551)	(46,180)
	(4,313)	(44,226)	609	5,336
Class R6 Shares(b)
Shares sold	770,882	7,867,000	5,758,231	58,786,189
Reinvestment of distributions	—	—	8,084	83,342
Shares redeemed	(694,040)	(7,272,000)	(843,805)	(8,659,000)
	76,842	595,000	4,922,510	50,210,531

NET DECREASE	(2,652,202)	$(26,473,699)	(2,266,550)	$(22,649,797)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Alternative Premia Fund				Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Class A
Actual	$1,000	$1,071.30		$5.03	$1,000	$1,003.80		$5.76	$1,000	$1,127.60		$4.38	$1,000	$1,047.80		$7.57
Hypothetical 5% return	1,000	1,019.93	+	4.91	1,000	1,019.04	+	5.81	1,000	1,020.68	+	4.16	1,000	1,017.41	+	7.45
Class C
Actual	1,000	1,067.60		8.87	1,000	1,000.00		9.52	1,000	1,123.80		8.32	1,000	1,043.90		11.35
Hypothetical 5% return	1,000	1,016.22	+	8.65	1,000	1,015.27	+	9.59	1,000	1,016.96	+	7.90	1,000	1,013.69	+	11.18
Institutional
Actual	1,000	1,073.60		3.03	1,000	1,006.20		3.93	1,000	1,129.20		2.59	1,000	1,050.60		5.59
Hypothetical 5% return	1,000	1,021.87	+	2.96	1,000	1,020.88	+	3.96	1,000	1,022.36	+	2.46	1,000	1,019.34	+	5.51
Investor
Actual	1,000	1,072.10		3.75	1,000	1,006.20		4.53	1,000	1,129.50		3.06	1,000	1,050.00		6.30
Hypothetical 5% return	1,000	1,021.17	+	3.66	1,000	1,020.28	+	4.56	1,000	1,021.92	+	2.91	1,000	1,018.65	+	6.21
Class P
Actual	1,000	1,073.70		2.98	1,000	1,006.20		3.78	1,000	1,129.20		2.53	1,000	1,050.60		5.59
Hypothetical 5% return	1,000	1,021.92	+	2.91	1,000	1,021.03	+	3.81	1,000	1,022.41	+	2.41	1,000	1,019.34	+	5.51
Class R
Actual	1,000	1,069.70		6.31	1,000	1,003.90		6.96	1,000	1,126.30		5.69	1,000	1,047.60		8.83
Hypothetical 5% return	1,000	1,018.70	+	6.16	1,000	1,017.85	+	7.00	1,000	1,019.44	+	5.41	1,000	1,016.17	+	8.70
Class R6
Actual	1,000	1,073.70		2.98	1,000	1,006.20		3.83	1,000	1,130.20		2.48	1,000	1,050.50		5.54
Hypothetical 5% return	1,000	1,021.92	+	2.91	1,000	1,020.98	+	3.86	1,000	1,022.46	+	2.36	1,000	1,019.39	+	5.46

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Tracker	0.98%	1.73%	0.59%	0.73%	0.58%	1.23%	0.58%
Alternative Premia	1.16	1.92	0.79	0.91	0.76	1.40	0.77
Commodity Strategy	0.83	1.58	0.49	0.58	0.48	1.08	0.47
Managed Futures Strategy	1.49	2.24	1.10	1.24	1.10	1.74	1.09

134

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Commodity Strategy Fund, and Goldman Sachs Managed Futures Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending with respect to the Absolute Return Tracker and Alternative Premia Funds, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (except for the Alternative Premia Fund) compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in

136

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Absolute Return Tracker, Alternative Premia, and Managed Futures Strategy Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and the third quartile for the ten-year period; had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Competitor Fund Average”), for the one-, three-, and five-year periods ended March 31, 2019. They noted that the Alternative Premia Fund’s Institutional Shares had outperformed the Fund’s LIBOR-based benchmark index by 3.83% and 1.56%, respectively, for the three-and five-year periods and underperformed by 2.78% for the one-year period, and had outperformed the Fund’s Competitor Fund Average for the one- and three-year periods and underperformed for the five-year period ended March 31, 2019. The Trustees considered that the Alternative Premia Fund had certain significant differences from the Fund’s benchmark index that caused it to be an imperfect basis for comparison. They also noted that in October 2017, the Alternative Premia Fund had been repositioned from the Dynamic Allocation Fund, which involved changes to the Fund’s investment objective, investment strategy, benchmark, and portfolio management. The Trustees also observed that, following the Alternative Premia Fund’s repositioning, the Fund was placed into a new Morningstar category and, therefore, continued to not have meaningful peer group comparison information. The Trustees noted that the Commodity Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods, in the third quartile for the ten-year period, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2019. They also noted that the Absolute Return Tracker Fund, Alternative Premia Fund, and Commodity Strategy Fund had experienced certain portfolio management changes in 2018. The Trustees also observed that the Managed Futures Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and the third quartile for the one-year period; had outperformed the Fund’s LIBOR-based benchmark index by 1.60% for the five-year period and underperformed for the one- and three-year periods by 4.26% and 1.35%, respectively; and had outperformed the Fund’s Competitor Fund Average for the one-, three-, and five-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to each Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Alternative Premia Fund	Commodity Strategy Fund	Managed Futures Strategy Fund

First $1 billion	0.70%	0.79%	0.50%	1.00%

Next $1 billion	0.63	0.71	0.50	0.90

Next $3 billion	0.60	0.68	0.45	0.86

Next $3 billion	0.59	0.66	0.43	0.84

Over $8 billion	0.53	0.65	0.42	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) with respect to the Absolute Return Tracker Fund and Alternative Premia Fund, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Absolute Return Tracker Fund’s and Alternative Premia Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

138

GOLDMAN SACHS ALTERNATIVE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Absolute Return Tracker Fund’s and Alternative Premia Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

139

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 174787-OTU-1029949 SELSATSAR-19

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the six months ended June 30, 2019 (the “Reporting Period”), the performance of the U.S. and international equity markets were influenced most by central bank monetary policy, U.S. and global economic data, and geopolitical issues.

U.S. Equities

During the first quarter of 2019, when the Reporting Period started, U.S. equities, as represented by the S&P 500® Index, rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a plan to end quantitative tightening, or the shrinking of the Fed’s balance sheet as securities mature, by the end of the 2019 calendar year. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by the U.S. equity market and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more interest rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, investors grew optimistic about a possible U.S.-China trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. During the second calendar quarter, the markets kept a close eye on the Fed, which said it might take a more accommodative approach to monetary policy. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019. U.S. economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated but nonfarm payroll data and manufacturing indices falling short of consensus expectations.

During the Reporting Period overall, the S&P 500® Index returned 18.54%. All 11 of its sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

1

MARKET REVIEW

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

When the Reporting Period began with the first quarter of 2019, international developed equity markets rebounded across all regions, recovering from weakness in 2018. European equities were resilient despite the overhang of Brexit and slowing economic data in the Eurozone. (Brexit is the popular term for the U.K.’s path out of the European Union.) Japanese equities gained, as fears around the extent of the global economic growth slowdown eased and the Japanese yen gradually weakened. In the U.S., the Fed shifted to a dovish stance amidst slower economic growth. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, there was seemingly significant progress made in the trade talks between China and the U.S., paving the way for a potential resolution.

International developed equity markets continued to advance during the second quarter of 2019, albeit more modestly so than in the prior quarter, supported by the Fed’s signals of its dovish outlook for the remainder of the calendar year. In April 2019, international developed equities performed well while awaiting U.S.-China trade talks to reconvene at the G20 Summit scheduled for the end of June 2019. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) However, negotiations were halted in May 2019 after the U.S. increased tariffs from 10% to 25% on $200 billion of Chinese goods. This degradation of trade talks contributed to a volatile May, with the MSCI EAFE Index, representing international developed equities, declining 4.80% for the month. On June 18, 2019, the U.S. President announced that he and China’s President would be meeting on the sidelines of the G20 Summit in Osaka, Japan on June 29th to discuss the ongoing trade impasse, resulting in an immediate positive market reaction. The result was both sides agreeing to restart negotiations, and the U.S. agreeing to put plans for the additional tariffs of 25% on all remaining imports from China on an indefinite hold. In an additional positive surprise, the U.S. agreed to lift restrictions it had put in place on a Chinese technology firm, allowing it to purchase equipment non-threatening to U.S. national security from U.S. firms. The outcome of the G20 Summit was similar to the previous one held in Buenos Aires in 2018. That is, it led to a temporary truce in trade tensions, a delay in raising tariffs, but no firm resolution.

For the Reporting Period overall, the MSCI EAFE Index posted a return of 14.03% in U.S. dollar terms. All 11 sectors gained, with information technology leading the way, followed by materials and industrials. Communication services, utilities and energy were the weakest performing sectors in the MSCI EAFE Index on the basis of total return during the Reporting Period.

From a country perspective, all equity markets in the MSCI EAFE Index posted a positive absolute return during the Reporting Period. Switzerland, New Zealand and the Netherlands were the strongest individual country constituents in the MSCI EAFE Index on a relative basis during the Reporting Period. Israel, Japan and Finland posted positive absolute returns but most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

2

MARKET REVIEW

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎

We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

4

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 14.77%, 14.43%, 15.01%, 15.03%, 15.02% and 15.03%, respectively. These returns compare to the 18.54% cumulative total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 6.11%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, security selection detracted from the Fund’s relative returns. Specifically, the Fund’s bias toward stocks with higher dividend yields diminished performance. Overall, the Fund was hurt by its investments in the health care, consumer discretionary and energy sectors. Holdings in the information technology and real estate sectors bolstered performance.

The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 17.21% compared to the realized volatility of the S&P 500® Index of 18.72%. During the Reporting Period, the realized daily volatility of the Fund was 10.85% compared to the realized volatility of the S&P 500® Index of 12.50%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.77% compared to 1.96% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net
[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

PORTFOLIO RESULTS

income distributions. As of June 30, 2019, the Standardized 30-Day Subsidized Yield was 2.01% and the Standardized 30-Day Unsubsidized Yield was 1.99%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by its overweight positions in oil and gas exploration company Occidental Petroleum, pharmaceutical company AbbVie and retailer Macy’s. The Fund was overweight all three stocks primarily due to their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A	The Fund benefited from an overweight position versus the S&P 500® Index in aerospace and defense company Lockheed Martin. Underweight positions in health services organization Cigna and biotechnology company Biogen also added to relative returns. The Fund was overweight Lockheed Martin largely because of its attractive dividend yield and/or risk metrics. The underweights in Cigna and Biogen were primarily due to their unattractive yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.
[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019–June 30, 2019	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]

Class A	14.77%	18.54%	6.11%
Class C	14.43	18.54	6.11
Institutional	15.01	18.54	6.11
Investor	15.03	18.54	6.11
Class P	15.02	18.54	6.11
Class R6	15.03	18.54	6.11

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.23%	6.92%	11.45%	6.76%	8/31/05
Class C	4.25	7.35	11.23	6.39	8/31/05
Institutional	6.53	8.58	12.52	7.62	8/31/05
Investor	6.38	8.43	N/A	11.93	8/31/10
Class P	6.54	N/A	N/A	6.00	4/17/18
Class R6	6.46	N/A	N/A	8.10	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

7

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.12%	1.15%
Class C	1.87	1.90
Institutional	0.74	0.76
Investor	0.87	0.90
Class P	0.73	0.75
Class R6	0.73	0.75

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/19[6]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	0.23%	6.92%	11.45%
Returns after taxes on distributions**	-1.53	5.42	10.21
Returns after taxes on distributions*** and sale of Fund shares	0.97	5.17	9.29

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/19[7]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.5%	Software & Services
Apple, Inc.	3.6	Technology Hardware & Equipment
Amazon.com, Inc.	3.3	Retailing
Facebook, Inc. Class A	1.9	Media & Entertainment
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.8	Banks
Exxon Mobil Corp.	1.7	Energy
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences

AT&T, Inc.	1.6	Telecommunication Services

Chevron Corp.	1.5	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of June 30, 2019

[8]The	Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at June 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 9.18%, 8.75%, 9.38%, 9.35%, 9.39% and 9.40%, respectively. These returns compare to the 14.03% cumulative total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (“MSCI EAFE Index”). The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned 5.57%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund was hurt by security selection during the Reporting Period, as the Fund’s bias toward stocks with higher dividend yields detracted from performance. Overall, the Fund was hurt by its investments in the financials, communication services and information technology sectors. It benefited from holdings in the materials sector and, to a lesser extent, the real estate sector.

The sale of call options on the MSCI EAFE Index diminished the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.10% compared to the realized volatility of the MSCI EAFE Index of 18.87%. During the Reporting Period, the realized daily volatility of the Fund was 8.91% compared to the realized volatility of the MSCI EAFE Index of 9.23%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.51% compared to 3.47% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2019, the Standardized
[1]The	realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

10

PORTFOLIO RESULTS

30-Day Subsidized Yield was 3.17% and the Standardized 30-Day Unsubsidized Yield was 3.06%.[2]

Q	Which individual stock holdings detracted significantly from relative performance?

A	Compared to the MSCI EAFE Index, the Fund was hurt by overweight positions relative to the MSCI EAFE Index in Nordic-Baltic banking group Swedbank, German telecommunications company Telefonica Deutschland Holding and French retailer Casino Guichard Perrachon. It was overweight all three stocks primarily because of their attractive dividend yield and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweight positions in Australian iron ore producer Fortescue Metals Group, Anglo-Australian mining company Rio Tinto and French multinational luxury goods conglomerate LVMH Moet Hennessy Louis Vuitton. We chose to overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]The	Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

11

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019–June 30, 2019	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged)[3]

Class A	9.18%	14.03%	5.57%
Class C	8.75	14.03	5.57
Institutional	9.38	14.03	5.57
Investor	9.35	14.03	5.57
Class P	9.39	14.03	5.57
Class R6	9.40	14.03	5.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 6/30/19	One Years	Five Years	Ten Years	Since Inception	Inception Date

Class A	-6.61%	-1.22%	4.07%	0.26%	1/31/08
Class C	-3.05	-0.88	3.86	-0.12	1/31/08
Institutional	-0.85	0.26	5.07	1.04	1/31/08
Investor	-0.97	0.11	N/A	4.34	8/31/10
Class P	-0.84	N/A	N/A	-5.27	4/17/18
Class R6	-0.84	N/A	N/A	-4.37	4/30/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

12

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.38%
Class C	2.08	2.13
Institutional	0.94	0.99
Investor	1.08	1.13
Class P	0.93	0.98
Class R6	0.93	0.98

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/19[6]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-6.61%	-1.22%	4.07%
Returns after taxes on distributions**	-7.51	-1.87	3.39
Returns after taxes on distributions*** and sale of Fund shares	-3.76	-0.84	3.40

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/19[7]

Company	% of Net Assets	Line of Business	Country

HSBC Holdings plc	2.8%	Banks	United Kingdom

Nestle SA (Registered)	2.3	Food, Beverage & Tobacco	Switzerland
Novartis AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland

Roche Holding AG	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
National Australia Bank Ltd.	1.6	Banks	Australia
GlaxoSmithKline plc ADR	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

Daimler AG (Registered)	1.5	Automobiles & Components	Germany
Toyota Motor Corp.	1.5	Automobiles & Components	Japan
Royal Dutch Shell plc Class A	1.5	Energy	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	1.3	Consumer Durables & Apparel	France

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of June 30, 2019

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at June 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Extensive
∎	Rigorous
∎	Fundamental
∎	Objective
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

15

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 15.22%, 14.82%, 15.44%, 15.17%, 15.39%, 15.43% and 15.48%, respectively. This compares to the 18.71% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with all four of our quantitative model’s investment themes detracting from performance. Stock selection driven by these investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative returns. High Quality Business Models was our worst performing theme. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends also hampered performance, albeit to a lesser extent. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

16

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, certain individual stock positions, led by holdings in the health care, information technology and utilities sectors, detracted from relative performance. On the positive side, the Fund benefited from its investments in the real estate, communication services and financials sectors.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in biotechnology firm Biogen, integrated power company NRG Energy and health insurance company Humana. We adopted the overweight in Biogen as a result of our Sentiment Analysis, Fundamental Mispricings and High Quality Business Models investment themes. The overweight in NRG Energy was mainly due to our High Quality Business Models investment theme, while the Fund was overweight Humana primarily because of our Sentiment Analysis investment theme.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Relative to the Index, the Fund benefited from overweight positions in fast casual restaurant chain Chipotle Mexican Grill, telecommunications conglomerate Sinclair Broadcast Group and food manufacturer Tyson Foods. We decided to overweight Chipotle Mexican Grill largely based on our High Quality Business Models and Sentiment Analysis investment themes. The Fund was overweight Sinclair Broadcast Group because of our High Quality Business Models investment theme. The overweight in Tyson Foods was driven by our Fundamental Mispricings and Market Themes & Trends investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a slightly positive impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. For example, in the second quarter of 2019, we introduced a number of new signals.

First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends.

Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer discretionary, financials and utilities sectors. It was underweight compared to the Index in the communications services, consumer staples, materials and health care sectors. The Fund was relatively neutral versus the Index in the industrials, energy, information technology and real estate sectors at the end of the Reporting Period.

17

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019–June 30, 2019	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]

Class A	15.22%	18.71%
Class C	14.82	18.71
Institutional	15.44	18.71
Service	15.17	18.71
Investor	15.39	18.71
Class P	15.43	18.71
Class R6	15.48	18.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-3.32%	6.49%	13.01%	4.87%	4/3/00
Class C	0.51	6.89	12.79	4.39	4/3/00
Institutional	2.70	8.12	14.10	5.60	4/3/00
Service	2.20	7.58	13.53	5.08	4/3/00
Investor	2.51	7.96	N/A	14.14	8/31/10
Class P	2.69	N/A	N/A	2.63	4/17/18
Class R6	2.69	N/A	N/A	4.61	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

18

FUND BASICS

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.10%	1.14%
Class C	1.85	1.89
Institutional	0.75	0.75
Service	1.25	1.25
Investor	0.85	0.89
Class P	0.74	0.74
Class R6	0.74	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/19[5]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-3.32%	6.49%	13.01%
Returns after taxes on distributions**	-3.46	6.35	12.83

Returns after taxes on distributions*** and sale of Fund shares	-1.90	5.06	10.90

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/19[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	3.6%	Technology Hardware & Equipment
Amazon.com, Inc.	2.7	Retailing
Microsoft Corp.	2.6	Software & Services
Visa, Inc. Class A	1.9	Software & Services
Facebook, Inc. Class A	1.6	Media & Entertainment
PayPal Holdings, Inc.	1.5	Software & Services
Union Pacific Corp.	1.4	Transportation
Valero Energy Corp.	1.2	Energy
Anthem, Inc.	1.2	Health Care Equipment & Services
General Motors Co.	1.2	Automobiles & Components

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of June 30, 2019

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

20

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P and Class R6 Shares generated cumulative total returns, without sales charges, of 11.42%, 10.94%, 11.56%, 11.56%, 11.51% and 11.64%, respectively. This compares to the 14.03% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the Index, with three of our quantitative model’s four investment themes detracting from performance. Stock selection driven by our investment themes hurt relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes — Fundamental Mispricings, High Quality Business Models and Market Themes & Trends — detracted from the Fund’s relative returns. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Our Sentiment Analysis investment theme had a rather neutral impact on relative performance during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

21

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, certain individual stock positions detracted from relative returns, including investments in the industrials, consumer staples and communication services sectors. The Fund was aided mainly by its holdings in the information technology sector.

Q	Which individual stock holdings detracted significantly from relative performance?

A	During the Reporting Period, the Fund was hurt by its overweight position versus the Index in Spain-based International Consolidated Airlines Group. Underweights in LVMH Moet Hennessy Louis Vuitton, a French multinational luxury goods conglomerate, and SAP, a German software company, also dampened returns. The overweight in International Consolidated Airlines Group was the result of our High Quality Business Models, Fundamental Mispricings and Sentiment Analysis investment themes. Our High Quality Business Models and Fundamental Mispricings investment themes led to the Fund’s underweight positions in LVMH Moet Hennessy Louis Vuitton and SAP.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A	Compared to the Index, the Fund was helped most by its overweights in Adidas, a German sportwear manufacturer; Temenos, a Switzerland-headquartered company that specializes in enterprise software for banks and financial services companies; and Koninklijke DSM, a Dutch health, nutrition and materials company. We adopted the overweight in Adidas mainly because of our Market Themes & Trends and High Quality Business Models investment themes. The overweight in Temenos was primarily due to our Market Themes & Trends investment theme. The Fund was overweight Koninklijke DSM largely as a result of our Fundamental Mispricings investment theme.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. For example, in the second quarter of 2019, we introduced a number of new signals.

First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends.

Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight the industrials, information technology, real estate and health care sectors relative to the Index. It was underweight the consumer staples, financials, materials and energy sectors. The Fund was relatively neutrally weighted in the communication services, consumer discretionary and utilities sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Hong Kong, Denmark, Norway, the Netherlands, Belgium and Italy. Relative to the Index, it was underweight the U.K., Switzerland and Germany. The Fund was rather neutrally weighted relative to the Index in Sweden, Spain, Austria, Portugal, Japan, New Zealand, Finland, Ireland, Israel, Singapore, Australia and France at the end of the Reporting Period.

22

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1, 2019–June 30, 2019	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]

Class A	11.42%	14.03%
Class C	10.94	14.03
Institutional	11.56	14.03
Investor	11.56	14.03
Class P	11.51	14.03
Class R6	11.64	14.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-10.56%	1.21%	6.22%	1.33%	1/31/08
Class C	-7.07	1.61	6.02	1.08	1/31/08
Institutional	-5.09	2.77	7.25	2.24	1/31/08
Investor	-5.21	2.61	N/A	6.64	8/31/10
Class P	-5.06	N/A	N/A	-7.24	4/17/18
Class R6	-5.07	N/A	N/A	-6.37	4/30/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.37%
Class C	1.99	2.12
Institutional	0.90	0.98
Investor	0.99	1.12
Class P	0.89	0.97
Class R6	0.89	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER–TAX PERFORMANCE AS OF 6/30/19[5]

Class A Shares	One Year	Five Years	Ten Years

Returns before taxes*	-10.56%	1.21%	6.22%
Returns after taxes on distributions**	-10.71	0.94	5.95
Returns after taxes on distributions*** and sale of Fund shares	-5.84	1.02	5.11

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 40.8% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

24

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/19[6]

Holding	% of Net Assets	Line of Business

Roche Holding AG	2.0%	Pharmaceuticals, Biotechnology & Life Sciences

AIA Group Ltd.	1.6	Insurance

Royal Dutch Shell plc Class B	1.5	Energy

Diageo plc	1.3	Food, Beverage & Tobacco

Novo Nordisk A/S Class B	1.3	Pharmaceuticals, Biotechnology & Life Sciences

adidas AG	1.2	Consumer Durables & Apparel

Air Liquide SA	1.1	Materials

Schneider Electric SE	1.1	Capital Goods

Sony Corp.	1.1	Consumer Durables & Apparel
Australia & New Zealand Banking Group Ltd.	1.0	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of June 30, 2019

[7]The	Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

FUND BASICS

Index Definitions

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

26

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 100.9%
Automobiles & Components – 1.0%
2,064,500	Ford Motor Co.	$21,119,835
203,798	General Motors Co.	7,852,337

		28,972,172

Banks – 6.0%
549,565	Bank of America Corp.	15,937,385
141,500	Citigroup, Inc.	9,909,245
5,900	First Hawaiian, Inc.	152,633
106,300	FNB Corp.	1,251,151
894,800	Huntington Bancshares, Inc.	12,366,136
464,029	JPMorgan Chase & Co.(a)(b)	51,878,442
857,799	New York Community Bancorp, Inc.(b)	8,560,834
555,100	PacWest Bancorp	21,554,533
1,198,199	People’s United Financial, Inc.(b)	20,105,779
101,800	TFS Financial Corp.	1,839,526
260,900	Umpqua Holdings Corp.	4,328,331
581,198	Wells Fargo & Co.	27,502,290

		175,386,285

Capital Goods – 6.6%
87,499	3M Co.	15,167,077
83,100	Boeing Co. (The)	30,249,231
140,400	Caterpillar, Inc.	19,135,116
41,100	Cummins, Inc.	7,042,074
42,500	Deere & Co.	7,042,675
210,697	Eaton Corp. plc	17,546,846
167,096	Emerson Electric Co.	11,148,645
229,398	Fastenal Co.	7,476,081
86,603	Honeywell International, Inc.	15,119,526
131,400	Johnson Controls International plc	5,428,134
88,934	Lockheed Martin Corp.	32,331,066
10,100	MSC Industrial Direct Co., Inc. Class A	750,026
9,203	Trinity Industries, Inc.	190,966
110,401	United Technologies Corp.	14,374,210
71,699	Watsco, Inc.	11,724,937

		194,726,610

Commercial & Professional Services – 0.4%
69,600	KAR Auction Services, Inc.	1,739,979
387,103	Nielsen Holdings plc	8,748,466

		10,488,445

Consumer Durables & Apparel – 0.9%
48,002	Garmin Ltd.	3,830,404
2,000	Lululemon Athletica, Inc.*	360,420
362,099	Newell Brands, Inc.	5,583,567
41,500	NIKE, Inc. Class B	3,483,925
229,000	Tapestry, Inc.	7,266,170
69,302	VF Corp.	6,053,530

		26,578,016

Consumer Services – 2.2%
200,000	Carnival Corp.	9,310,000
286,802	Extended Stay America, Inc.	4,844,086

Common Stocks – (continued)
Consumer Services – (continued)
260,347	International Game Technology plc	3,376,700
99,303	Las Vegas Sands Corp.	5,867,814
107,801	McDonald’s Corp.	22,385,956
162,200	Six Flags Entertainment Corp.	8,058,096
12,101	Vail Resorts, Inc.	2,700,701
166,700	Wyndham Destinations, Inc.	7,318,130

		63,861,483

Diversified Financials – 4.0%
129,139	Berkshire Hathaway, Inc. Class B*	27,528,561
31,000	BlackRock, Inc.	14,548,300
27,401	CME Group, Inc.	5,318,808
37,300	Eaton Vance Corp.	1,608,749
1,103,604	Invesco Ltd.	22,579,738
393,400	Janus Henderson Group plc	8,418,760
11,400	KKR & Co., Inc. Class A	288,078
87,400	Legg Mason, Inc.	3,345,672
147,300	Morgan Stanley	6,453,213
501,302	Navient Corp.	6,842,772
46,600	Santander Consumer USA Holdings, Inc.	1,116,536
147,600	T. Rowe Price Group, Inc.	16,193,196
6,600	TD Ameritrade Holding Corp.	329,472
70,600	Virtu Financial, Inc. Class A	1,537,668

		116,109,523

Energy – 6.0%
358,798	Chevron Corp.(a)	44,648,823
176,000	Equitrans Midstream Corp.	3,468,960
656,003	Exxon Mobil Corp.(a)(b)	50,269,510
173,100	Helmerich & Payne, Inc.	8,762,322
128,900	Kinder Morgan, Inc.	2,691,432
108,601	Marathon Petroleum Corp.	6,068,624
2,900	Murphy Oil Corp.	71,485
388,699	Occidental Petroleum Corp.	19,543,786
184,600	ONEOK, Inc.	12,702,326
281,100	Schlumberger Ltd.	11,170,914
80,000	Valero Energy Corp.	6,848,800
295,100	Williams Cos., Inc. (The)	8,274,604

		174,521,586

Food & Staples Retailing – 1.2%
23,800	Costco Wholesale Corp.	6,289,388
75,700	Sysco Corp.	5,353,504
100,200	Walgreens Boots Alliance, Inc.	5,477,934
159,141	Walmart, Inc.	17,583,489

		34,704,315

Food, Beverage & Tobacco – 3.9%
250,259	Altria Group, Inc.	11,849,763
106,100	Archer-Daniels-Midland Co.	4,328,880
18,000	Bunge Ltd.	1,002,780
857,500	Coca-Cola Co. (The)(a)	43,663,900
34,900	Flowers Foods, Inc.	812,123
240,202	General Mills, Inc.	12,615,409
277,500	Kraft Heinz Co. (The)	8,613,600

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
117,706	PepsiCo, Inc.	$15,434,788
216,202	Philip Morris International, Inc.	16,978,343

		115,299,586

Health Care Equipment & Services – 5.8%
447,942	Abbott Laboratories	37,671,922
18,100	Align Technology, Inc.*	4,953,970
26,787	Anthem, Inc.	7,559,559
46,400	Becton Dickinson and Co.	11,693,264
210,800	Cardinal Health, Inc.	9,928,680
386,178	CVS Health Corp.	21,042,839
11,600	DexCom, Inc.*	1,738,144
1,100	Hill-Rom Holdings, Inc.	115,082
3,000	Insulet Corp.*	358,140
9,901	Intuitive Surgical, Inc.*	5,193,570
300,753	Medtronic plc	29,290,335
4,100	Penumbra, Inc.*	656,000
52,000	ResMed, Inc.	6,345,560
137,571	UnitedHealth Group, Inc.(a)	33,568,700

		170,115,765

Household & Personal Products – 1.9%
91,998	Kimberly-Clark Corp.	12,261,493
391,498	Procter & Gamble Co. (The)(a)	42,927,756

		55,189,249

Insurance – 2.4%
87,102	Arthur J Gallagher & Co.	7,629,061
1,200	Erie Indemnity Co. Class A	305,136
51,200	Fidelity National Financial, Inc.	2,063,360
41,000	First American Financial Corp.	2,201,700
216,899	Mercury General Corp.	13,556,187
184,001	MetLife, Inc.	9,139,330
537,306	Old Republic International Corp.	12,024,908
117,999	Principal Financial Group, Inc.	6,834,502
156,400	Prudential Financial, Inc.	15,796,400

		69,550,584

Materials – 2.5%
160,216	Corteva, Inc.*	4,737,587
56,601	Domtar Corp.	2,520,442
131,449	Dow, Inc.	6,481,750
160,216	DuPont de Nemours, Inc.	12,027,415
195,899	International Paper Co.	8,486,345
82,300	Linde plc	16,525,840
131,599	LyondellBasell Industries NV Class A	11,334,622
28,600	Olin Corp.	626,626
25,900	Royal Gold, Inc.	2,654,491
126,500	Southern Copper Corp.	4,914,525
111,400	Westrock Co.	4,062,758

		74,372,401

Media & Entertainment – 7.3%
92,285	Activision Blizzard, Inc.	4,355,852
32,357	Alphabet, Inc. Class A*	35,036,160
35,828	Alphabet, Inc. Class C*(a)	38,726,843

Common Stocks – (continued)
Media & Entertainment – (continued)
102,897	Cinemark Holdings, Inc.	3,714,582
464,813	Comcast Corp. Class A	19,652,294
293,941	Facebook, Inc. Class A*(a)	56,730,613
468,401	Interpublic Group of Cos., Inc. (The)	10,581,178
5,599	Match Group, Inc.	376,645
52,190	Netflix, Inc.*	19,170,431
118,500	Twitter, Inc.*	4,135,650
156,000	Walt Disney Co. (The)	21,783,840
8,200	Zillow Group, Inc. Class C*	380,398

		214,644,486

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
336,286	AbbVie, Inc.(a)(b)	24,454,718
1,600	Alnylam Pharmaceuticals, Inc.*	116,096
150,302	Amgen, Inc.	27,697,652
3,400	Bio-Techne Corp.	708,866
279,604	Bristol-Myers Squibb Co.	12,680,007
91,315	Eli Lilly & Co.	10,116,789
4,300	Exact Sciences Corp.*	507,572
253,199	Gilead Sciences, Inc.	17,106,124
18,900	Illumina, Inc.*	6,958,035
348,903	Johnson & Johnson(a)	48,595,210
291,153	Merck & Co., Inc.	24,413,179
1,209,999	Pfizer, Inc.(a)	52,417,157
200	Sage Therapeutics, Inc.*	36,618
1,499	Sarepta Therapeutics, Inc.*	227,773
49,000	Thermo Fisher Scientific, Inc.	14,390,320

		240,426,116

Real Estate Investment Trusts – 2.9%
67,600	American Homes 4 Rent Class A	1,643,356
101,101	American Tower Corp.	20,670,099
30,700	AvalonBay Communities, Inc.	6,237,626
2,400	Camden Property Trust	250,536
2,499	CoreSite Realty Corp.	287,810
98,700	Crown Castle International Corp.	12,865,545
7,998	CyrusOne, Inc.	461,645
29,901	Digital Realty Trust, Inc.	3,522,039
14,300	Equinix, Inc.	7,211,347
35,305	Equity LifeStyle Properties, Inc.	4,283,347
133,362	Prologis, Inc.	10,682,296
45,900	SBA Communications Corp.*	10,320,156
40,000	Sun Communities, Inc.	5,127,600
14,800	WP Carey, Inc.	1,201,464

		84,764,866

Retailing – 5.7%
51,222	Amazon.com, Inc.*(a)	96,995,516
141,400	Gap, Inc. (The)	2,540,958
158,376	Home Depot, Inc. (The)	32,937,457
69,599	IAA, Inc.*	2,699,049
70,900	Kohl’s Corp.	3,371,295
345,799	Macy’s, Inc.	7,420,847
20,500	Penske Automotive Group, Inc.	969,650
81,199	Target Corp.	7,032,645
161,600	TJX Cos., Inc. (The)	8,545,408

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
4,900	Wayfair, Inc. Class A*	$715,400
48,300	Williams-Sonoma, Inc.(c)	3,139,500

		166,367,725

Semiconductors & Semiconductor Equipment – 4.0%
164,200	Applied Materials, Inc.	7,374,222
79,490	Broadcom, Inc.	22,881,991
130,700	Cypress Semiconductor Corp.	2,906,768
498,501	Intel Corp.	23,863,243
24,200	Lam Research Corp.	4,545,728
184,401	Maxim Integrated Products, Inc.	11,030,868
55,124	NVIDIA Corp.	9,053,014
238,697	QUALCOMM, Inc.	18,157,681
159,150	Texas Instruments, Inc.(a)	18,264,054

		118,077,569

Software & Services – 12.7%
69,800	Accenture plc Class A	12,896,946
68,500	Adobe, Inc.*	20,183,525
12,800	Atlassian Corp. plc Class A*	1,674,752
48,400	Autodesk, Inc.*	7,884,360
116,400	Automatic Data Processing, Inc.	19,244,412
3,600	DocuSign, Inc.*	178,956
229,002	International Business Machines Corp.	31,579,318
3,200	LogMeIn, Inc.	235,776
87,800	Mastercard, Inc. Class A	23,225,734
976,850	Microsoft Corp.(a)	130,858,826
1,200	Nutanix, Inc. Class A*	31,128
18,800	Okta, Inc.*	2,321,988
209,376	Oracle Corp.	11,928,151
294,900	Paychex, Inc.	24,267,321
113,300	PayPal Holdings, Inc.*	12,968,318
4,700	Sabre Corp.	104,340
119,412	salesforce.com, Inc.*	18,118,383
26,862	ServiceNow, Inc.*	7,375,499
26,700	Splunk, Inc.*	3,357,525
28,100	Square, Inc. Class A*	2,038,093
5,000	Tableau Software, Inc. Class A*	830,100
126,268	Visa, Inc. Class A	21,913,811
1,600	VMware, Inc. Class A	267,536
663,099	Western Union Co. (The)	13,189,039
16,300	Workday, Inc. Class A*	3,350,954
27,400	Zendesk, Inc.*	2,439,422

		372,464,213

Technology Hardware & Equipment – 6.2%
529,188	Apple, Inc.(a)(b)	104,736,889
3,500	CDW Corp.	388,500
768,548	Cisco Systems, Inc.(a)	42,062,632
191,600	Corning, Inc.	6,366,868
211,300	Hewlett Packard Enterprise Co.	3,158,935
239,200	HP, Inc.	4,972,968
38,800	National Instruments Corp.	1,629,212
67,600	NetApp, Inc.	4,170,920
131,399	Seagate Technology plc	6,191,521
99,100	Western Digital Corp.	4,712,205

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
111,699	Xerox Corp.	3,955,261

		182,345,911

Telecommunication Services – 2.7%
1,428,128	AT&T, Inc.(a)	47,856,570
569,602	Verizon Communications, Inc.(b)	32,541,362

		80,397,932

Transportation – 2.2%
8,800	Copa Holdings SA Class A	858,616
61,800	CSX Corp.	4,781,466
77,500	Delta Air Lines, Inc.	4,398,125
37,102	Norfolk Southern Corp.	7,395,542
1,200	Ryder System, Inc.	69,960
133,200	Union Pacific Corp.	22,525,452
221,898	United Parcel Service, Inc. Class B	22,915,406

		62,944,567

Utilities – 4.2%
333,700	CenterPoint Energy, Inc.	9,553,831
393,997	Dominion Energy, Inc.	30,463,848
326,200	Duke Energy Corp.	28,783,888
18,300	FirstEnergy Corp.	783,423
769,501	PPL Corp.	23,862,226
557,701	Southern Co. (The)	30,829,711

		124,276,927

TOTAL COMMON STOCKS
(Cost $2,511,352,208)		$2,956,586,332

Shares	Dividend Rate	Value

Investment Company(d) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,985,574	2.308%	$14,985,574
(Cost $14,985,574)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,526,337,782)		$2,971,571,906

Securities Lending Reinvestment Vehicle(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
854,750	2.308%	$854,750
(Cost $854,750)

TOTAL INVESTMENTS – 101.4%
(Cost $2,527,192,532)		$2,972,426,656

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(42,333,000)

NET ASSETS – 100.0%		$2,930,093,656

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 E-Mini Index	(93)	09/20/2019	$(13,690,530)	$66,777

WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
S&P 500 Index	Morgan Stanley Co., Inc.	2,975 USD	07/31/2019	1,356	$(398,902,656)	$(4,006,980)	$(7,318,332)	$3,311,352
		2,800 USD	08/30/2019	1,335	(392,724,960)	(22,941,975)	(8,992,547)	(13,949,428)
		2,970 USD	09/30/2019	1,327	(390,371,552)	(9,375,255)	(8,298,288)	(1,076,967)

Total written options contracts				4,018		$(36,324,210)	$(24,609,167)	$(11,715,043)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.6%
Australia – 8.4%
61,039	AGL Energy Ltd. (Utilities)	$858,420
64,976	APA Group (Utilities)	492,733
221,119	Aurizon Holdings Ltd. (Transportation)	839,405
211,635	Bank of Queensland Ltd. (Banks)	1,417,153
78,383	Bendigo & Adelaide Bank Ltd. (Banks)	637,997
19,642	BHP Group Ltd. (Materials)	570,965
88,859	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	637,921
37,066	Commonwealth Bank of Australia (Banks)	2,156,817
141,445	Fortescue Metals Group Ltd. (Materials)	899,531
642,433	Harvey Norman Holdings Ltd. (Retailing)	1,838,372
123,134	Insurance Australia Group Ltd. (Insurance)	714,912
270,244	National Australia Bank Ltd. (Banks)	5,076,288
13,762	Rio Tinto Ltd. (Materials)	1,007,726
11,619	Rio Tinto plc (Materials)	719,136
46,976	Rio Tinto plc ADR (Materials)(a)(b)	2,928,484
13,758	Sonic Healthcare Ltd. (Health Care Equipment & Services)	262,145
101,278	South32 Ltd. (Materials)	227,029
951	Sydney Airport (Transportation)	5,373
177,223	Tabcorp Holdings Ltd. (Consumer Services)	553,717
681,606	Telstra Corp. Ltd. (Telecommunication Services)	1,843,134
85,162	Transurban Group (Transportation)	881,802
25,653	Wesfarmers Ltd. (Retailing)	652,104
41,292	Westpac Banking Corp. (Banks)	822,960
262	Woodside Petroleum Ltd. (Energy)	6,720

		26,050,844

Austria – 0.0%
2,799	voestalpine AG (Materials)(b)	86,530

Belgium – 1.9%
8,440	Ageas (Insurance)	439,221
26,752	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)(b)	2,367,294
23,678	KBC Group NV (Banks)(b)	1,553,876
46,480	Proximus SADP (Telecommunication Services)	1,373,706
212	Solvay SA (Materials)(b)	22,016

		5,756,113

Denmark – 1.4%
11,670	Coloplast A/S Class B (Health Care Equipment & Services)	1,319,163
32,419	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,655,872
37,740	Tryg A/S (Insurance)	1,228,077

		4,203,112

Common Stocks – (continued)
Finland – 2.7%
18,793	Fortum OYJ (Utilities)	$415,356
23,392	Kone OYJ Class B (Capital Goods)	1,381,375
12,594	Metso OYJ (Capital Goods)	495,652
165,522	Nokia OYJ (Technology Hardware & Equipment)	824,431
258,325	Nordea Bank Abp (Banks)	1,875,747
20,549	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	753,550
43,523	Sampo OYJ Class A (Insurance)(b)	2,054,479
12,919	Stora Enso OYJ Class R (Materials)	152,027
19,925	UPM-Kymmene OYJ (Materials)	530,145

		8,482,762

France – 10.4%
1,137	Accor SA (Consumer Services)(b)	48,806
156	Aeroports de Paris (Transportation)	27,523
7,025	Air Liquide SA (Materials)	982,575
12,766	Airbus SE (Capital Goods)	1,806,664
31,802	AXA SA (Insurance)	835,175
24,706	BNP Paribas SA (Banks)	1,171,195
36,142	Bouygues SA (Capital Goods)(b)	1,338,447
8,909	Capgemini SE (Software & Services)(b)	1,107,684
39,682	Casino Guichard Perrachon SA (Food & Staples Retailing)(b)(c)	1,353,672
36,180	Credit Agricole SA (Banks)	431,726
10,779	Danone SA (Food, Beverage & Tobacco)	912,682
17,029	Edenred (Commercial & Professional Services)	867,874
18,344	Electricite de France SA (Utilities)	231,279
237,977	Engie SA (Utilities)(b)	3,608,563
9,925	Eutelsat Communications SA (Media & Entertainment)	185,360
3,203	Kering SA (Consumer Durables & Apparel)	1,890,484
746	L’Oreal SA (Household & Personal Products)(b)	212,109
9,709	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(b)	4,127,544
5,545	Orange SA (Telecommunication Services)	87,462
8,050	Renault SA (Automobiles & Components)	506,105
71,573	Rexel SA (Capital Goods)	908,430
565	Safran SA (Capital Goods)	82,655
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,060,387
25,900	Schneider Electric SE (Capital Goods)(b)	2,343,507
45,082	Societe Generale SA (Banks)(b)	1,137,842
12,100	Suez (Utilities)	174,601
53,239	TOTAL SA (Energy)(b)	2,986,348

		32,426,699

Germany – 8.2%
9,133	Allianz SE (Registered) (Insurance)(b)	2,202,663
36,655	BASF SE (Materials)(b)	2,666,623

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
17,394	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	$1,206,453
13,810	Bayerische Motoren Werke AG (Automobiles & Components)(b)	1,020,800
15,417	Bayerische Motoren Werke AG (Preference) (Automobiles & Components)(d)	955,259
4,321	Covestro AG (Materials)(e)	219,980
83,654	Daimler AG (Registered) (Automobiles & Components)(b)	4,665,535
7,555	Deutsche Lufthansa AG (Registered) (Transportation)	129,537
44,017	Deutsche Post AG (Registered) (Transportation)	1,448,019
15,810	Evonik Industries AG (Materials)(b)	460,669
4,831	FUCHS PETROLUB SE (Preference) (Materials)(d)	189,666
16,209	GEA Group AG (Capital Goods)	460,466
10,953	HUGO BOSS AG (Consumer Durables & Apparel)(b)	729,972
53,908	ProSiebenSat.1 Media SE (Media & Entertainment)(b)	844,499
16,581	SAP SE (Software & Services)(b)	2,273,120
30,840	Siemens AG (Registered) (Capital Goods)	3,671,322
408,991	Telefonica Deutschland Holding AG (Telecommunication Services)(b)	1,142,661
5,334	TUI AG (Consumer Services)	52,372
14,697	Vonovia SE (Real Estate)(b)	702,073
1,754	Wirecard AG (Software & Services)	296,104

		25,337,793

Hong Kong – 3.5%
138,600	AIA Group Ltd. (Insurance)	1,496,728
17,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	183,518
32,908	CK Asset Holdings Ltd. (Real Estate)	257,804
101,000	Hang Lung Properties Ltd. (Real Estate)	240,280
26,800	Hang Seng Bank Ltd. (Banks)	667,065
13,310	Henderson Land Development Co. Ltd. (Real Estate)	73,382
238,471	Hong Kong & China Gas Co. Ltd. (Utilities)	528,668
45,529	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,608,999
50,200	Hongkong Land Holdings Ltd. (Real Estate)(b)	323,575
27,000	Hysan Development Co. Ltd. (Real Estate)	139,513
82,014	I-CABLE Communications Ltd. (Media & Entertainment)*	1,039
7,600	Jardine Matheson Holdings Ltd. (Capital Goods)(b)	479,355
5,000	Jardine Strategic Holdings Ltd. (Capital Goods)(b)	190,786

Common Stocks – (continued)
Hong Kong – (continued)
262,000	Link REIT (REIT)	3,224,019
64,000	MTR Corp. Ltd. (Transportation)	431,094
136,564	Sino Land Co. Ltd. (Real Estate)	229,029
2,500	Sun Hung Kai Properties Ltd. (Real Estate)	42,413
58,200	Swire Properties Ltd. (Real Estate)	235,286
24,000	Techtronic Industries Co. Ltd. (Capital Goods)	183,860
16,000	Wharf Holdings Ltd. (The) (Real Estate)	42,406
48,000	Wharf Real Estate Investment Co. Ltd. (Real Estate)	338,276

		10,917,095

Ireland – 0.3%
24,568	CRH plc (Materials)(b)	803,060

Israel – 0.1%
172,983	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	131,022
19,044	Israel Chemicals Ltd. (Materials)	100,190
14,757	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	136,207

		367,419

Italy – 1.1%
41,322	Assicurazioni Generali SpA (Insurance)	777,993
121,622	Eni SpA (Energy)(b)	2,022,249
21,515	Mediobanca Banca di Credito Finanziario SpA (Banks)	221,858
110,624	Snam SpA (Energy)	550,335

		3,572,435

Japan – 23.6%
2,400	ABC-Mart, Inc. (Retailing)	156,520
13,000	AEON Financial Service Co. Ltd. (Diversified Financials)	209,818
20,100	AGC, Inc. (Capital Goods)	696,302
19,100	Alfresa Holdings Corp. (Health Care Equipment & Services)	472,364
2,500	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	42,339
20,900	Aozora Bank Ltd. (Banks)	502,533
41,000	Asahi Kasei Corp. (Materials)	438,313
7,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	109,731
53,100	Bridgestone Corp. (Automobiles & Components)	2,094,739
115,600	Canon, Inc. (Technology Hardware & Equipment)	3,385,123
7,000	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	458,450
31,100	Chugoku Electric Power Co., Inc. (The) (Utilities)	392,195
27,700	Daicel Corp. (Materials)	246,861

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	$146,759
2,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	136,358
2,800	Daikin Industries Ltd. (Capital Goods)	366,629
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	841,705
18,900	Daiwa House Industry Co. Ltd. (Real Estate)	552,272
236,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,036,145
2,900	Denso Corp. (Automobiles & Components)	122,282
1,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	247,524
13,600	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	770,797
9,100	FANUC Corp. (Capital Goods)	1,690,896
400	Fast Retailing Co. Ltd. (Retailing)	242,119
2,600	Fuji Electric Co. Ltd. (Capital Goods)	90,107
600	Hamamatsu Photonics KK (Technology Hardware & Equipment)	23,440
1,300	Hikari Tsushin, Inc. (Retailing)	284,006
32,500	Hino Motors Ltd. (Capital Goods)	274,307
1,916	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	214,397
6,000	Hitachi Chemical Co. Ltd. (Materials)	163,534
7,700	Hitachi Ltd. (Technology Hardware & Equipment)	283,304
2,900	Hitachi Metals Ltd. (Materials)	32,885
33,700	Honda Motor Co. Ltd. (Automobiles & Components)	871,441
12,900	Hulic Co. Ltd. (Real Estate)	103,854
24,449	Idemitsu Kosan Co. Ltd. (Energy)	739,460
11,800	Isuzu Motors Ltd. (Automobiles & Components)	134,769
126,000	ITOCHU Corp. (Capital Goods)	2,413,785
700	Japan Airlines Co. Ltd. (Transportation)	22,341
34,300	Japan Exchange Group, Inc. (Diversified Financials)	546,290
50,400	Japan Post Holdings Co. Ltd. (Insurance)	570,781
38,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	850,886
20,900	JFE Holdings, Inc. (Materials)	307,749
6,400	JSR Corp. (Materials)	101,378
109,900	JXTG Holdings, Inc. (Energy)	547,731
9,300	Kakaku.com, Inc. (Media & Entertainment)	179,866
10,000	Kaneka Corp. (Materials)	377,027
19,000	Kao Corp. (Household & Personal Products)	1,449,783
9,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	212,258
33,900	KDDI Corp. (Telecommunication Services)	862,643

Common Stocks – (continued)
Japan – (continued)
200	Keyence Corp. (Technology Hardware & Equipment)	123,344
7,700	Kikkoman Corp. (Food, Beverage & Tobacco)	335,769
8,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	383,539
43,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	945,752
43,600	Komatsu Ltd. (Capital Goods)	1,058,512
23,600	Konica Minolta, Inc. (Technology Hardware & Equipment)	229,948
5,700	Kose Corp. (Household & Personal Products)	962,057
7,500	Kubota Corp. (Capital Goods)	125,299
7,300	Kyushu Railway Co. (Transportation)	212,961
7,700	Lawson, Inc. (Food & Staples Retailing)	369,922
40,800	LIXIL Group Corp. (Capital Goods)	647,211
7,800	M3, Inc. (Health Care Equipment & Services)	143,137
6,000	Makita Corp. (Capital Goods)	204,855
179,100	Marubeni Corp. (Capital Goods)	1,188,823
16,100	Marui Group Co. Ltd. (Retailing)	328,329
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	200,203
22,600	Mitsubishi Chemical Holdings Corp. (Materials)	158,230
20,900	Mitsubishi Corp. (Capital Goods)	552,290
23,400	Mitsubishi Electric Corp. (Capital Goods)	309,350
400	Mitsubishi Heavy Industries Ltd. (Capital Goods)	17,445
100	Mitsubishi Materials Corp. (Materials)	2,849
5,400	Mitsubishi Motors Corp. (Automobiles & Components)	25,937
239,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,142,638
138,100	Mizuho Financial Group, Inc. (Banks)	200,815
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	435,474
21,400	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	963,444
4,500	Nabtesco Corp. (Capital Goods)	125,716
3,900	NEC Corp. (Technology Hardware & Equipment)	153,898
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	191,896
3,700	Nidec Corp. (Capital Goods)	508,139
1,900	Nintendo Co. Ltd. (Media & Entertainment)	697,108
8,300	Nippon Express Co. Ltd. (Transportation)	442,390
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	93,434
392	Nippon Prologis REIT, Inc. (REIT)	905,466
4,401	Nippon Steel Corp. (Materials)	75,741
13,300	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	619,643

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
72,300	Nissan Motor Co. Ltd. (Automobiles & Components)	$517,846
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	264,930
7,100	Nitto Denko Corp. (Materials)	351,425
3,500	Nomura Real Estate Holdings, Inc. (Real Estate)	75,387
29,700	Nomura Research Institute Ltd. (Software & Services)	477,613
32,300	NSK Ltd. (Capital Goods)	288,708
82,000	NTT DOCOMO, Inc. (Telecommunication Services)	1,913,218
4,200	Obic Co. Ltd. (Software & Services)	477,310
19,000	Odakyu Electric Railway Co. Ltd. (Transportation)	465,605
2,300	Omron Corp. (Technology Hardware & Equipment)	120,626
3,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	61,131
5,400	Otsuka Corp. (Software & Services)	217,766
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	111,101
55,400	Panasonic Corp. (Consumer Durables & Apparel)	462,765
10,500	Park24 Co. Ltd. (Commercial & Professional Services)	245,150
4,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	112,088
15,900	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	532,362
49,100	Resona Holdings, Inc. (Banks)	204,825
400	Ryohin Keikaku Co. Ltd. (Retailing)	72,474
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	888,323
22,600	SBI Holdings, Inc. (Diversified Financials)	561,344
30,800	Seiko Epson Corp. (Technology Hardware & Equipment)	488,002
83,200	Sekisui House Ltd. (Consumer Durables & Apparel)	1,370,854
67,800	Seven Bank Ltd. (Banks)	177,683
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	172,327
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	879,482
5,700	Shiseido Co. Ltd. (Household & Personal Products)	431,129
17,800	SoftBank Group Corp. (Telecommunication Services)	857,343
3,800	Sompo Holdings, Inc. (Insurance)	146,990
14,900	Sony Corp. (Consumer Durables & Apparel)	782,995
39,800	Subaru Corp. (Automobiles & Components)	969,017
59,000	Sumitomo Chemical Co. Ltd. (Materials)	274,724

Common Stocks – (continued)
Japan – (continued)
129,600	Sumitomo Corp. (Capital Goods)	1,968,375
5,500	Sumitomo Metal Mining Co. Ltd. (Materials)	164,871
8,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	315,467
11,400	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	414,180
9,700	Sysmex Corp. (Health Care Equipment & Services)	634,575
52,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,871,131
1,000	TDK Corp. (Technology Hardware & Equipment)	77,894
52,900	Tohoku Electric Power Co., Inc. (Utilities)	535,290
22,300	Tokio Marine Holdings, Inc. (Insurance)	1,118,911
10,500	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,475,831
300	Tokyo Gas Co. Ltd. (Utilities)	7,072
17,700	Tokyu Fudosan Holdings Corp. (Real Estate)	97,956
4,600	TOTO Ltd. (Capital Goods)	182,170
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	74,265
74,020	Toyota Motor Corp. (Automobiles & Components)	4,593,966
12,700	Trend Micro, Inc. (Software & Services)	567,486
61,200	USS Co. Ltd. (Retailing)	1,209,007
3,300	Yamaha Corp. (Consumer Durables & Apparel)	157,071
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	402,820
4,900	Yamato Holdings Co. Ltd. (Transportation)	99,879
2,800	Yaskawa Electric Corp. (Technology Hardware & Equipment)	95,752
3,900	ZOZO, Inc. (Retailing)	73,191

		73,208,063

Luxembourg – 0.7%
19,039	RTL Group SA (Media & Entertainment)(b)	974,459
60,498	SES SA FDR (Media & Entertainment)	945,894
21,967	Tenaris SA (Energy)	288,114

		2,208,467

Macau – 0.4%
58,000	Galaxy Entertainment Group Ltd. (Consumer Services)	390,166
82,800	MGM China Holdings Ltd. (Consumer Services)	140,661
94,800	Sands China Ltd. (Consumer Services)	452,866
129,600	Wynn Macau Ltd. (Consumer Services)	290,129

		1,273,822

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Mexico – 0.0%
5,854	Fresnillo plc (Materials)	$64,791

Netherlands – 4.6%
146,986	Aegon NV (Insurance)	730,145
2,074	Akzo Nobel NV (Materials)	194,894
6,573	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,367,775
126,191	ING Groep NV (Banks)(b)	1,461,764
3,885	Koninklijke DSM NV (Materials)	479,349
27,544	Koninklijke Philips NV (Health Care Equipment & Services)	1,197,501
16,692	NN Group NV (Insurance)	671,000
13,987	Randstad NV (Commercial & Professional Services)	767,646
138,988	Royal Dutch Shell plc Class A (Energy)(b)	4,528,902
91,972	Royal Dutch Shell plc Class B (Energy)(b)	3,013,619

		14,412,595

New Zealand – 0.4%
44,354	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	461,393
256,999	Spark New Zealand Ltd. (Telecommunication Services)	691,425

		1,152,818

Norway – 1.1%
29,110	Gjensidige Forsikring ASA (Insurance)	586,716
118,351	Mowi ASA (Food, Beverage & Tobacco)	2,769,285

		3,356,001

Portugal – 0.3%
79,882	EDP – Energias de Portugal SA (Utilities)	303,587
23,361	Galp Energia SGPS SA (Energy)	359,275
26,389	Jeronimo Martins SGPS SA (Food & Staples Retailing)	425,369

		1,088,231

Singapore – 1.2%
2,800	City Developments Ltd. (Real Estate)	19,614
48,200	ComfortDelGro Corp. Ltd. (Transportation)	94,790
62,500	DBS Group Holdings Ltd. (Banks)	1,200,629
63,500	Keppel Corp. Ltd. (Capital Goods)	312,889
113,200	SATS Ltd. (Transportation)	436,764
58,200	Singapore Exchange Ltd. (Diversified Financials)	340,966
211,200	Singapore Technologies Engineering Ltd. (Capital Goods)	646,860
121,600	Singapore Telecommunications Ltd. (Telecommunication Services)	314,739
10,900	United Overseas Bank Ltd. (Banks)	210,720

		3,577,971

Common Stocks – (continued)
South Africa – 0.2%
27,115	Anglo American plc (Materials)	774,633

Spain – 3.2%
3,302	ACS Actividades de Construccion y Servicios SA (Capital Goods)(b)	132,110
12,460	Amadeus IT Group SA (Software & Services)	987,399
164,781	Banco Santander SA (Banks)	763,703
49,244	Enagas SA (Energy)	1,314,153
74,268	Endesa SA (Utilities)(b)	1,910,215
98,536	Ferrovial SA (Capital Goods)(b)	2,522,385
7,110	Iberdrola SA (Utilities)	70,788
20,456	Mapfre SA (Insurance)	59,820
48,755	Naturgy Energy Group SA (Utilities)	1,343,631
99,564	Telefonica SA (Telecommunication Services)	818,745

		9,922,949

Sweden – 1.8%
7,077	Atlas Copco AB Class B (Capital Goods)	203,467
209,832	Skandinaviska Enskilda Banken AB Class A (Banks)	1,942,817
42,554	Skanska AB Class B (Capital Goods)	768,907
156,733	Swedbank AB Class A (Banks)	2,359,513
9,845	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	93,446
46,855	Telia Co. AB (Telecommunication Services)	207,723

		5,575,873

Switzerland – 11.0%
63,111	ABB Ltd. (Registered) (Capital Goods)	1,265,260
11,392	Adecco Group AG (Registered) (Commercial & Professional Services)	684,629
1,451	Alcon, Inc. (Health Care Equipment & Services)*	89,599
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,681,295
313	Geberit AG (Registered) (Capital Goods)	146,305
390	Givaudan SA (Registered) (Materials)	1,101,567
259,704	Glencore plc (Materials)*	898,817
8,736	Kuehne + Nagel International AG (Registered) (Transportation)	1,297,619
31,527	LafargeHolcim Ltd. (Registered) (Materials)*	1,541,561
69,268	Nestle SA (Registered) (Food, Beverage & Tobacco)	7,170,779
66,483	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,069,351
20,588	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,789,096
397	SGS SA (Registered) (Commercial & Professional Services)	1,011,897

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
1,293	Sonova Holding AG (Registered) (Health Care Equipment & Services)	$294,285
96,970	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(b)	1,719,867
737	Temenos AG (Registered) (Software & Services)*	131,963
42,725	UBS Group AG (Registered) (Diversified Financials)*	507,797
8,140	Zurich Insurance Group AG (Insurance)	2,832,308

		34,233,995

United Kingdom – 13.1%
38,232	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,578,217
250,164	BAE Systems plc (Capital Goods)	1,572,249
89,865	BP plc ADR (Energy)(b)	3,747,371
52,689	British American Tobacco plc (Food, Beverage & Tobacco)(b)	1,839,686
95,372	Centrica plc (Utilities)	106,318
15,610	Compass Group plc (Consumer Services)	374,199
13,945	Diageo plc (Food, Beverage & Tobacco)	600,197
50,835	easyJet plc (Transportation)	615,484
130,365	G4S plc (Commercial & Professional Services)	344,898
118,203	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	4,730,484
1,029,471	HSBC Holdings plc (Banks)	8,592,239
34,388	Imperial Brands plc (Food, Beverage & Tobacco)(b)	806,920
118,879	J Sainsbury plc (Food & Staples Retailing)	295,414
851,727	Legal & General Group plc (Insurance)(b)	2,918,030
91,034	Marks & Spencer Group plc (Retailing)	243,399
1,016	Next plc (Retailing)(b)	71,147
110,948	Persimmon plc (Consumer Durables & Apparel)(b)	2,818,630
1,916	Reckitt Benckiser Group plc (Household & Personal Products)(b)	151,277
27,421	Royal Mail plc (Transportation)	73,791
67,126	Segro plc (REIT)	623,232
63,726	SSE plc (Utilities)	908,309
65,223	Unilever NV CVA (Household & Personal Products)	3,962,831
57,354	Unilever plc ADR (Household & Personal Products)(b)	3,554,227
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	157,514

		40,686,063

TOTAL COMMON STOCKS
(Cost $312,366,906)		$309,540,134

Units	Description	Expiration Month	Value

Right*(b) – 0.0%
Spain – 0.0%
3,302	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/2019	$5,182
(Cost $5,509)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $312,372,415)			$309,545,316

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(f) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
801,360	2.308%	$801,360
(Cost $801,360)

TOTAL INVESTMENTS – 99.9%
(Cost $313,173,775)		$310,346,676

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		397,384

NET ASSETS – 100.0%		$310,744,060

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is segregated as collateral for call options written.

(c)	All or a portion of security is on loan.

(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	34	09/20/2019	$1,340,004	$36,362
FTSE 100 Index	7	09/20/2019	655,079	7,967
MSCI Singapore Index	2	07/30/2019	55,898	492
SPI 200 Index	2	09/19/2019	230,237	2,900
TOPIX Index	4	09/12/2019	575,430	1,806

Total Futures Contracts				$49,527

WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Fund had the following written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ Depreciation
Written options contracts:
Calls
EURO STOXX 50 Index	Morgan Stanley Co., Inc.	3,500 EUR	09/20/2019	1,604	$(55,717,988)	$(1,216,547)	$(1,234,293)	$17,746
FTSE 100 Index		7,425 GBP	09/20/2019	244	(18,118,537)	(381,137)	(403,867)	22,730
Nikkei 225 Index		21,250 JPY	09/13/2019	174	(3,702,010,080)	(952,187)	(818,926)	(133,261)

Total written options contracts				2,022		$(2,549,871)	$(2,457,086)	$(92,785)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Automobiles & Components – 1.3%
549,440	General Motors Co.	$21,169,923
21,887	Gentex Corp.	538,639

		21,708,562

Banks – 6.9%
8,543	CenterState Bank Corp.	196,745
8,614	Central Pacific Financial Corp.	258,076
4,680	CIT Group, Inc.	245,887
221,931	Citigroup, Inc.	15,541,828
466,911	Citizens Financial Group, Inc.	16,509,973
548,127	Fifth Third Bancorp	15,292,743
3,267	First Citizens BancShares, Inc. Class A	1,471,032
52,438	JPMorgan Chase & Co.	5,862,568
208,520	KeyCorp	3,701,230
20,792	NMI Holdings, Inc. Class A*	590,285
47,974	PNC Financial Services Group, Inc. (The)	6,585,871
184,396	Popular, Inc.	10,001,639
144,559	Radian Group, Inc.	3,303,173
357,210	Regions Financial Corp.	5,336,717
26,535	Signature Bank	3,206,490
40,347	SVB Financial Group*	9,061,533
245,978	Synovus Financial Corp.	8,609,230
118,239	Western Alliance Bancorp*	5,287,648
165,382	Zions Bancorp NA	7,604,264

		118,666,932

Capital Goods – 6.2%
28,057	AECOM*	1,061,957
27,444	Aerojet Rocketdyne Holdings, Inc.*	1,228,668
68,979	Albany International Corp. Class A	5,719,049
14,958	Allison Transmission Holdings, Inc.	693,303
33,469	Boeing Co. (The)	12,183,051
39,817	Curtiss-Wright Corp.	5,061,935
11,432	Eaton Corp. plc	952,057
44,355	Fluor Corp.	1,494,320
13,565	Fortive Corp.	1,105,819
4,388	Franklin Electric Co., Inc.	208,430
96,554	Harris Corp.	18,261,258
41,574	HD Supply Holdings, Inc.*	1,674,601
4,318	HEICO Corp.	577,792
9,481	Honeywell International, Inc.	1,655,288
8,012	Hubbell, Inc.	1,044,765
114,094	Illinois Tool Works, Inc.	17,206,516
186,237	Johnson Controls International plc	7,693,450
26,915	Lockheed Martin Corp.	9,784,679
17,861	Parker-Hannifin Corp.	3,036,549
64,168	Raytheon Co.	11,157,532
4,653	United Rentals, Inc.*	617,127
9,033	WABCO Holdings, Inc.*	1,197,776
23,184	Watsco, Inc.	3,791,279

		107,407,201

Commercial & Professional Services – 1.3%
29,156	Cintas Corp.	6,918,427
7,506	CoStar Group, Inc.*	4,158,774

Common Stocks – (continued)
Commercial & Professional Services – (continued)
55,072	Insperity, Inc.	6,726,494
44,519	ManpowerGroup, Inc.	4,300,536

		22,104,231

Consumer Durables & Apparel – 1.3%
8,617	Columbia Sportswear Co.	863,079
114,608	NIKE, Inc. Class B	9,621,341
1,156	NVR, Inc.*	3,896,009
69,688	Ralph Lauren Corp.	7,915,860

		22,296,289

Consumer Services – 4.5%
45,624	Carnival Corp.	2,123,797
20,555	Chipotle Mexican Grill, Inc.*	15,064,348
46,795	Domino’s Pizza, Inc.	13,022,113
68,312	Hilton Worldwide Holdings, Inc.	6,676,815
165,230	Starbucks Corp.	13,851,231
127,797	Wingstop, Inc.	12,108,766
5,307	Wyndham Destinations, Inc.	232,977
5,307	Wyndham Hotels & Resorts, Inc.	295,812
87,531	Yum China Holdings, Inc.	4,043,932
87,531	Yum! Brands, Inc.	9,687,056

		77,106,847

Diversified Financials – 4.9%
556,635	Ally Financial, Inc.	17,250,119
32,395	Ameriprise Financial, Inc.	4,702,458
38,603	Berkshire Hathaway, Inc. Class B*	8,229,001
4,505	Capital One Financial Corp.	408,784
137,041	E*TRADE Financial Corp.	6,112,029
13,256	Morgan Stanley	580,745
48,508	MSCI, Inc.	11,583,225
71,481	Nasdaq, Inc.	6,874,328
509,239	Synchrony Financial	17,655,316
213,353	Voya Financial, Inc.	11,798,421

		85,194,426

Energy – 3.9%
17,542	Arch Coal, Inc. Class A	1,652,632
242,468	ConocoPhillips	14,790,548
7,731	CVR Energy, Inc.	386,473
18,267	Diamondback Energy, Inc.	1,990,555
20,740	Exxon Mobil Corp.	1,589,306
68,098	Helmerich & Payne, Inc.	3,447,121
142,607	HollyFrontier Corp.	6,599,852
158,635	Marathon Oil Corp.	2,254,203
86,778	Occidental Petroleum Corp.	4,363,198
30,354	PBF Energy, Inc. Class A	950,080
17,043	TechnipFMC plc	442,095
250,445	Valero Energy Corp.	21,440,596
247,662	Williams Cos., Inc. (The)	6,944,443

		66,851,102

Food & Staples Retailing – 0.4%
340,406	Kroger Co. (The)	7,390,214

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – 2.7%
11,625	Coca-Cola European Partners plc	$656,812
107,558	Freshpet, Inc.*	4,894,965
57,396	Lamb Weston Holdings, Inc.	3,636,611
13,685	Lancaster Colony Corp.	2,033,591
26,959	Mondelez International, Inc. Class A	1,453,090
130,860	Monster Beverage Corp.*	8,352,794
148,510	Philip Morris International, Inc.	11,662,490
7,412	Sanderson Farms, Inc.	1,012,183
167,342	Tyson Foods, Inc. Class A	13,511,193

		47,213,729

Health Care Equipment & Services – 6.1%
52,362	Align Technology, Inc.*	14,331,479
75,870	Anthem, Inc.	21,411,273
15,245	Cardinal Health, Inc.	718,040
42,333	Cigna Corp.	6,669,564
1,458	HCA Healthcare, Inc.	197,078
19,950	Hill-Rom Holdings, Inc.	2,087,169
35,490	Humana, Inc.	9,415,497
37,074	IDEXX Laboratories, Inc.*	10,207,584
98,100	McKesson Corp.	13,183,659
1,291	Mesa Laboratories, Inc.	315,443
76,038	UnitedHealth Group, Inc.	18,554,032
9,667	Universal Health Services, Inc. Class B	1,260,480
25,207	WellCare Health Plans, Inc.*	7,185,760

		105,537,058

Household & Personal Products – 0.7%
160,190	Colgate-Palmolive Co.	11,480,818
8,185	Procter & Gamble Co. (The)	897,485

		12,378,303

Insurance – 4.3%
124,496	Argo Group International Holdings Ltd.	9,218,929
36,331	Athene Holding Ltd. Class A*	1,564,413
98,971	Lincoln National Corp.	6,378,681
17,026	Marsh & McLennan Cos., Inc.	1,698,343
24,073	Mercury General Corp.	1,504,563
11,862	Old Republic International Corp.	265,472
198,232	Progressive Corp. (The)	15,844,684
28,050	Prudential Financial, Inc.	2,833,050
107,660	Reinsurance Group of America, Inc.	16,798,190
52,724	Travelers Cos., Inc. (The)	7,883,292
142,586	Unum Group	4,783,760
5,529	White Mountains Insurance Group Ltd.	5,647,652

		74,421,029

Materials – 1.2%
1,072	Air Products & Chemicals, Inc.	242,669
36,943	Berry Global Group, Inc.*	1,942,832
12,663	Celanese Corp.	1,365,072
16,812	Domtar Corp.	748,638
14,002	Sealed Air Corp.	599,006

Common Stocks – (continued)
Materials – (continued)
27,445	Sherwin-Williams Co. (The)	12,577,769
151,219	Warrior Met Coal, Inc.	3,949,840

		21,425,826

Media & Entertainment – 5.9%
17,973	Alphabet, Inc. Class A*	19,461,164
17,039	Alphabet, Inc. Class C*	18,417,626
94,443	Comcast Corp. Class A	3,993,050
138,810	Facebook, Inc. Class A*	26,790,330
20,711	Match Group, Inc.	1,393,229
20,176	Netflix, Inc.*	7,411,048
132,657	Nexstar Media Group, Inc. Class A	13,398,357
182,201	Sinclair Broadcast Group, Inc. Class A	9,771,440
4,419	Twitter, Inc.*	154,223

		100,790,467

Pharmaceuticals, Biotechnology & Life Sciences – 6.6%
77,032	AbbVie, Inc.	5,601,767
123,755	Alexion Pharmaceuticals, Inc.*	16,209,430
69,013	Amgen, Inc.	12,717,716
46,866	Biogen, Inc.*	10,960,551
77,057	Bristol-Myers Squibb Co.	3,494,535
22,484	Genomic Health, Inc.*	1,307,894
236,309	Gilead Sciences, Inc.	15,965,036
55,829	Incyte Corp.*	4,743,232
4,786	IQVIA Holdings, Inc.*	770,067
101,303	Johnson & Johnson	14,109,482
26,154	Merck & Co., Inc.	2,193,013
279,257	Pfizer, Inc.	12,097,413
11,659	Repligen Corp.*	1,002,091
3,494	Thermo Fisher Scientific, Inc.	1,026,118
66,452	Vertex Pharmaceuticals, Inc.*	12,185,968

		114,384,313

Real Estate – 4.7%
88,800	American Tower Corp. (REIT)	18,155,160
15,149	Apartment Investment & Management Co. Class A (REIT)	759,268
113,236	Camden Property Trust (REIT)	11,820,706
12,080	CBRE Group, Inc. Class A*	619,704
18,849	CoreSite Realty Corp. (REIT)	2,170,839
4,262	Digital Realty Trust, Inc. (REIT)	502,021
42,484	Douglas Emmett, Inc. (REIT)	1,692,563
257,053	Duke Realty Corp. (REIT)	8,125,445
39,468	Equity LifeStyle Properties, Inc. (REIT)	4,789,047
130,009	First Industrial Realty Trust, Inc. (REIT)	4,776,531
72,247	Host Hotels & Resorts, Inc. (REIT)	1,316,340
126,488	Kimco Realty Corp. (REIT)	2,337,498
6,000	Lamar Advertising Co. Class A (REIT)	484,260
95,996	Prologis, Inc. (REIT)	7,689,280
1,888	PS Business Parks, Inc. (REIT)	318,185
320,737	Rexford Industrial Realty, Inc. (REIT)	12,948,391
68,437	STORE Capital Corp. (REIT)	2,271,455

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
14,722	Terreno Realty Corp. (REIT)	$721,967

		81,498,660

Retailing – 6.4%
24,516	Amazon.com, Inc.*	46,424,233
6,539	AutoZone, Inc.*	7,189,434
2,356	Booking Holdings, Inc.*	4,416,817
202,246	eBay, Inc.	7,988,717
3,786	Expedia Group, Inc.	503,652
108,585	Lowe’s Cos., Inc.	10,957,312
1,541	MercadoLibre, Inc.*	942,737
31,865	O’Reilly Automotive, Inc.*	11,768,382
227,000	Target Corp.	19,660,470

		109,851,754

Semiconductors & Semiconductor Equipment – 3.6%
340,111	Applied Materials, Inc.	15,274,385
75,302	Cree, Inc.*	4,230,466
46,951	Inphi Corp.*	2,352,245
31,784	Intel Corp.	1,521,500
37,989	KLA-Tencor Corp.	4,490,300
7,332	Kulicke & Soffa Industries, Inc.	165,337
15,650	Lam Research Corp.	2,939,696
52,273	Maxim Integrated Products, Inc.	3,126,971
137,479	NXP Semiconductors NV	13,419,325
96,874	ON Semiconductor Corp.*	1,957,824
100,492	Teradyne, Inc.	4,814,572
63,128	Texas Instruments, Inc.	7,244,569

		61,537,190

Software & Services – 12.5%
44,829	Adobe, Inc.*	13,208,865
18,021	Black Knight, Inc.*	1,083,963
31,401	Cadence Design Systems, Inc.*	2,223,505
96,260	Citrix Systems, Inc.	9,446,956
68,560	Cornerstone OnDemand, Inc.*	3,971,681
5,074	EPAM Systems, Inc.*	878,309
79,080	Fortinet, Inc.*	6,075,716
17,179	GoDaddy, Inc. Class A*	1,205,107
51,327	HubSpot, Inc.*	8,752,280
6,626	Intuit, Inc.	1,731,573
71,085	Leidos Holdings, Inc.	5,676,137
27,259	Mastercard, Inc. Class A	7,210,823
339,794	Microsoft Corp.	45,518,804
212,943	Oracle Corp.	12,131,363
35,788	Palo Alto Networks, Inc.*	7,292,163
222,554	PayPal Holdings, Inc.*	25,473,531
71,300	ServiceNow, Inc.*	19,576,841
14,006	Smartsheet, Inc. Class A*	677,890
14,421	Synopsys, Inc.*	1,855,839
36,907	Teradata Corp.*	1,323,116
31,837	VeriSign, Inc.*	6,659,027
189,026	Visa, Inc. Class A	32,805,462

		214,778,951

Technology Hardware & Equipment – 5.2%
16,391	Acacia Communications, Inc.*	773,000
311,602	Apple, Inc.	61,672,268

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
10,463	CDW Corp.	1,161,393
158,887	Jabil, Inc.	5,020,829
169,190	Keysight Technologies, Inc.*	15,194,954
9,352	Motorola Solutions, Inc.	1,559,259
29,331	National Instruments Corp.	1,231,609
42,942	NetApp, Inc.	2,649,521

		89,262,833

Telecommunication Services – 0.7%
34,825	AT&T, Inc.	1,166,986
167,581	Cogent Communications Holdings, Inc.	9,947,608
3,466	Telephone & Data Systems, Inc.	105,366

		11,219,960

Transportation – 2.7%
24,642	Alaska Air Group, Inc.	1,574,870
31,353	CSX Corp.	2,425,782
69,991	Delta Air Lines, Inc.	3,971,989
31,470	Norfolk Southern Corp.	6,272,915
148,567	Southwest Airlines Co.	7,544,233
144,393	Union Pacific Corp.	24,418,300

		46,208,089

Utilities – 4.7%
274,270	AES Corp.	4,596,765
141,003	Ameren Corp.	10,590,736
142,614	American Electric Power Co., Inc.	12,551,458
9,873	American Water Works Co., Inc.	1,145,268
46,810	CMS Energy Corp.	2,710,767
28,282	DTE Energy Co.	3,616,702
232,096	Exelon Corp.	11,126,682
278,733	FirstEnergy Corp.	11,932,560
249,061	NRG Energy, Inc.	8,747,022
441,944	PPL Corp.	13,704,684

		80,722,644

TOTAL COMMON STOCKS
(Cost $1,185,245,289)		$1,699,956,610

Shares	Dividend Rate	Value

Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,302	2.308%	$61,302
(Cost $61,302)

TOTAL INVESTMENTS – 98.7%
(Cost $1,185,306,591)		$1,700,017,912

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		21,803,901

NET ASSETS – 100.0%		$1,721,821,813

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Australia – 7.3%
175,329	Altium Ltd. (Software & Services)	$4,232,311
95,082	ASX Ltd. (Diversified Financials)	5,508,764
728,504	Aurelia Metals Ltd. (Materials)*	253,533
192,754	Aurizon Holdings Ltd. (Transportation)	731,727
370,752	Australia & New Zealand Banking Group Ltd. (Banks)	7,359,184
234,052	BHP Group plc (Materials)	5,985,732
786,623	Boral Ltd. (Materials)	2,836,888
31,971	CIMIC Group Ltd. (Capital Goods)	1,005,343
745,439	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	5,351,523
11,099	Cochlear Ltd. (Health Care Equipment & Services)	1,615,969
5,806	Commonwealth Bank of Australia (Banks)	337,686
115,043	Magellan Financial Group Ltd. (Diversified Financials)	4,130,106
131,249	Mount Gibson Iron Ltd. (Materials)	94,279
7,113	Pro Medicus Ltd. (Health Care Equipment & Services)	126,721
65,637	QBE Insurance Group Ltd. (Insurance)	546,045
84,701	Regis Resources Ltd. (Materials)	314,517
37,044	Rio Tinto Ltd. (Materials)	2,712,556
41,483	Rio Tinto plc ADR (Materials)	2,586,050
41,674	Sonic Healthcare Ltd. (Health Care Equipment & Services)	794,055
524,887	South32 Ltd. (Materials)	1,176,608
219,699	Woodside Petroleum Ltd. (Energy)	5,634,964

		53,334,561

Austria – 0.3%
11,915	OMV AG (Energy)	580,793
60,116	UNIQA Insurance Group AG (Insurance)	560,193
40,977	Wienerberger AG (Materials)	1,011,110

		2,152,096

Belgium – 2.0%
47,872	Ageas (Insurance)	2,491,275
6,195	Cofinimmo SA (REIT)	804,463
80,847	KBC Group NV (Banks)	5,305,610
61,353	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	5,091,662
6,998	Warehouses De Pauw CVA (REIT)	1,177,699

		14,870,709

China – 0.3%
139,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	538,920
269,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	106,667
842,500	Fosun International Ltd. (Capital Goods)	1,121,714
584,000	Towngas China Co. Ltd. (Utilities)*	420,693

		2,187,994

Common Stocks – (continued)
Denmark – 3.3%
40,318	Carlsberg A/S Class B (Food, Beverage & Tobacco)	5,350,089
97,964	GN Store Nord A/S (Health Care Equipment & Services)	4,579,573
183,617	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	9,378,643
21,191	Pandora A/S (Consumer Durables & Apparel)	753,806
14,927	Royal Unibrew A/S (Food, Beverage & Tobacco)	1,091,249
19,041	SimCorp A/S (Software & Services)	1,843,209
16,695	Vestas Wind Systems A/S (Capital Goods)	1,446,350

		24,442,919

Finland – 0.6%
22,170	Kone OYJ Class B (Capital Goods)	1,309,212
30,668	Neste OYJ (Energy)	1,042,634
74,978	Valmet OYJ (Capital Goods)	1,870,501

		4,222,347

France – 10.9%
58,482	Air Liquide SA (Materials)	8,179,783
143,929	BNP Paribas SA (Banks)	6,822,996
56,942	Bureau Veritas SA (Commercial & Professional Services)	1,405,490
8,411	Christian Dior SE (Consumer Durables & Apparel)	4,410,864
16,766	Coface SA (Insurance)	169,107
186	Dassault Aviation SA (Capital Goods)	267,337
32,401	Dassault Systemes SE (Software & Services)	5,168,131
25,843	Eiffage SA (Capital Goods)	2,554,051
10,583	Gaztransport Et Technigaz SA (Energy)	1,061,598
12,906	Gecina SA (REIT)	1,931,284
18,669	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,546,372
11,771	Kering SA (Consumer Durables & Apparel)	6,947,515
46,572	Lagardere SCA (Media & Entertainment)	1,213,335
31,651	Legrand SA (Capital Goods)	2,313,967
12,021	Pernod Ricard SA (Food, Beverage & Tobacco)	2,213,985
211,700	Peugeot SA (Automobiles & Components)	5,210,459
52,812	Publicis Groupe SA (Media & Entertainment)	2,787,461
8,696	Safran SA (Capital Goods)	1,272,153
24,725	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	3,898,715
90,352	Schneider Electric SE (Capital Goods)	8,175,309
103,953	SCOR SE (Insurance)	4,557,177
105,676	Societe Generale SA (Banks)	2,667,198

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
18,406	Teleperformance (Commercial & Professional Services)	$3,687,771

		79,462,058

Germany – 6.9%
27,180	Aareal Bank AG (Banks)	716,022
28,571	adidas AG (Consumer Durables & Apparel)	8,839,013
10,586	alstria office REIT-AG (REIT)	171,412
2,545	CANCOM SE (Software & Services)	135,085
3,046	CompuGroup Medical SE (Health Care Equipment & Services)	245,999
7,838	Covestro AG (Materials)(a)	399,029
24,483	Deutsche Boerse AG (Diversified Financials)	3,456,264
60,029	Deutsche Pfandbriefbank AG (Banks)(a)	722,821
110,997	Deutsche Post AG (Registered) (Transportation)	3,651,448
512,394	E.ON SE (Utilities)	5,559,535
159,947	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	4,478,147
13,879	GEA Group AG (Capital Goods)	393,895
13,490	HOCHTIEF AG (Capital Goods)	1,642,858
2,442	HUGO BOSS AG (Consumer Durables & Apparel)	162,749
29,163	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	3,046,113
68,217	Nemetschek SE (Software & Services)	4,109,589
66,422	ProSiebenSat.1 Media SE (Media & Entertainment)	1,040,538
8,862	RIB Software SE (Software & Services)	182,018
33,110	Siemens AG (Registered) (Capital Goods)	3,941,922
20,287	Siltronic AG (Semiconductors & Semiconductor Equipment)	1,474,203
3,881	Talanx AG (Insurance)	168,180
12,484	TLG Immobilien AG (Real Estate)	365,536
31,875	Wirecard AG (Software & Services)	5,381,020

		50,283,396

Hong Kong – 5.8%
1,075,600	AIA Group Ltd. (Insurance)	11,615,330
311,000	Cathay Pacific Airways Ltd. (Transportation)	464,774
705,000	CK Asset Holdings Ltd. (Real Estate)	5,523,025
589,000	CK Hutchison Holdings Ltd. (Capital Goods)	5,809,748
304,500	CLP Holdings Ltd. (Utilities)	3,355,529
186,284	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	6,583,294
310,500	Kerry Properties Ltd. (Real Estate)	1,304,261
268,500	Link REIT (REIT)	3,304,004
243,000	NWS Holdings Ltd. (Capital Goods)	499,795

Common Stocks – (continued)
Hong Kong – (continued)
52,000	Road King Infrastructure Ltd. (Real Estate)	107,321
352,500	Swire Pacific Ltd. Class B (Real Estate)	668,648
281,800	Swire Properties Ltd. (Real Estate)	1,139,238
865,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,373,912

		42,748,879

Ireland – 0.1%
190,005	C&C Group plc (Food, Beverage & Tobacco)	844,774

Israel – 0.0%
54,990	Plus500 Ltd. (Diversified Financials)	363,888

Italy – 2.8%
11,518	Banca Generali SpA (Diversified Financials)	331,656
122,889	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	1,203,901
21,828	DiaSorin SpA (Health Care Equipment & Services)	2,535,820
457,215	Enel SpA (Utilities)	3,189,417
335,638	Leonardo SpA (Capital Goods)	4,258,082
466,036	Mediobanca Banca di Credito Finanziario SpA (Banks)	4,805,670
43,738	Moncler SpA (Consumer Durables & Apparel)	1,874,670
158,043	UniCredit SpA (Banks)	1,945,325

		20,144,541

Japan – 22.6%
76,600	AEON Financial Service Co. Ltd. (Diversified Financials)	1,236,313
286,500	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	4,970,417
221,100	Amada Holdings Co. Ltd. (Capital Goods)	2,499,145
388,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	5,540,698
130,200	Benesse Holdings, Inc. (Consumer Services)	3,038,526
29,400	Central Japan Railway Co. (Transportation)	5,894,936
119,100	Chubu Electric Power Co., Inc. (Utilities)	1,673,038
2,200	CyberAgent, Inc. (Media & Entertainment)	80,173
19,500	Daicel Corp. (Materials)	173,783
183,300	Daiwa House Industry Co. Ltd. (Real Estate)	5,356,158
33,800	Denso Corp. (Automobiles & Components)	1,425,214
62,100	East Japan Railway Co. (Transportation)	5,815,279
7,600	Electric Power Development Co. Ltd. (Utilities)	172,947

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
4,800	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	$144,796
71,300	Fujitsu Ltd. (Software & Services)	4,982,892
10,800	Hankyu Hanshin Holdings, Inc. (Transportation)	387,529
190,600	Hitachi Ltd. (Technology Hardware & Equipment)	7,012,691
410,500	Hulic Co. Ltd. (Real Estate)	3,304,825
70,500	IHI Corp. (Capital Goods)	1,704,346
52,300	ITOCHU Corp. (Capital Goods)	1,001,913
32,400	Itochu Techno-Solutions Corp. (Software & Services)	832,948
7,400	Japan Airlines Co. Ltd. (Transportation)	236,176
8,800	JGC Corp. (Capital Goods)	120,393
8,700	Kajima Corp. (Capital Goods)	119,664
82,100	Kao Corp. (Household & Personal Products)	6,264,589
163,600	KDDI Corp. (Telecommunication Services)	4,163,078
55,100	Kewpie Corp. (Food, Beverage & Tobacco)	1,217,989
92,100	Konami Holdings Corp. (Media & Entertainment)	4,332,271
18,400	K’s Holdings Corp. (Retailing)	173,741
106,400	LIXIL Group Corp. (Capital Goods)	1,687,825
8,100	Look Holdings, Inc. (Consumer Durables & Apparel)	95,718
10,800	Mandom Corp. (Household & Personal Products)	261,883
28,300	Mitsubishi Heavy Industries Ltd. (Capital Goods)	1,234,222
4,400	Mitsubishi Materials Corp. (Materials)	125,350
74,100	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	393,763
225,900	Mitsui Fudosan Co. Ltd. (Real Estate)	5,490,317
121,000	MS&AD Insurance Group Holdings, Inc. (Insurance)	3,846,156
98,900	Nexon Co. Ltd. (Media & Entertainment)*	1,444,894
5,100	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	81,672
5,500	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	154,229
78,000	Nomura Real Estate Holdings, Inc. (Real Estate)	1,680,043
9,900	Nomura Research Institute Ltd. (Software & Services)	159,204
3,700	NS Solutions Corp. (Software & Services)	117,731
377,700	NTT Data Corp. (Software & Services)	5,043,076
147,500	NTT DOCOMO, Inc. (Telecommunication Services)	3,441,460
205,200	Obayashi Corp. (Capital Goods)	2,027,110
20,800	Obic Co. Ltd. (Software & Services)	2,363,821
258,400	Osaka Gas Co. Ltd. (Utilities)	4,509,588

Common Stocks – (continued)
Japan – (continued)
43,200	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,210,554
113,500	SAMTY Co. Ltd. (Real Estate)	1,729,491
27,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,007,974
2,900	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	156,965
17,800	SCSK Corp. (Software & Services)	877,432
125,200	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	1,885,166
90,700	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,240,904
37,100	SoftBank Group Corp. (Telecommunication Services)	1,786,934
146,400	Sony Corp. (Consumer Durables & Apparel)	7,693,316
198,300	Subaru Corp. (Automobiles & Components)	4,828,042
130,600	Sumitomo Corp. (Capital Goods)	1,983,563
49,800	Sumitomo Heavy Industries Ltd. (Capital Goods)	1,720,485
128,800	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	4,679,512
136,300	Sumitomo Realty & Development Co. Ltd. (Real Estate)	4,876,099
22,100	Sundrug Co. Ltd. (Food & Staples Retailing)	599,366
71,200	Taisei Corp. (Capital Goods)	2,593,570
61,000	TIS, Inc. (Software & Services)	3,117,328
38,000	Tobu Railway Co. Ltd. (Transportation)	1,109,007
71,900	Toshiba Corp. (Capital Goods)	2,241,466
7,000	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	178,179
22,200	Toyo Seikan Group Holdings Ltd. (Materials)	441,398
15,100	Toyota Motor Corp. (Automobiles & Components)	937,164
1,201,100	Yahoo Japan Corp. (Media & Entertainment)	3,533,091
707,100	Yamada Denki Co. Ltd. (Retailing)	3,129,399

		165,590,935

Netherlands – 6.0%
60,959	Akzo Nobel NV (Materials)	5,728,332
6,435	ASM International NV (Semiconductors & Semiconductor Equipment)	417,648
22,052	ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,588,798
111,638	ASR Nederland NV (Insurance)	4,536,005

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
152,131	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	$3,903,720
14,587	Koninklijke Philips NV (Health Care Equipment & Services)	634,184
2,596	NSI NV (REIT)	109,959
15,870	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	1,549,071
86,930	Randstad NV (Commercial & Professional Services)	4,770,962
16,431	Royal Dutch Shell plc Class A (Energy)	535,046
297,158	Royal Dutch Shell plc Class B (Energy)	9,736,888
15,820	Royal Dutch Shell plc Class B ADR (Energy)	1,040,007
89,622	Wolters Kluwer NV (Commercial & Professional Services)	6,520,117

		44,070,737

Norway – 2.1%
41,100	Aker BP ASA (Energy)	1,185,374
124,706	Austevoll Seafood ASA (Food, Beverage & Tobacco)	1,310,749
233,588	DNB ASA (Banks)	4,352,596
35,510	Mowi ASA (Food, Beverage & Tobacco)	830,896
341,012	Orkla ASA (Food, Beverage & Tobacco)	3,026,457
47,658	Salmar ASA (Food, Beverage & Tobacco)	2,074,683
68,225	Telenor ASA (Telecommunication Services)	1,449,522
23,902	TGS NOPEC Geophysical Co. ASA (Energy)	672,607
9,250	Tomra Systems ASA (Commercial & Professional Services)	304,460

		15,207,344

Portugal – 0.3%
524,643	EDP – Energias de Portugal SA (Utilities)	1,993,875

Singapore – 0.7%
815,200	Singapore Exchange Ltd. (Diversified Financials)	4,775,871

South Africa – 0.2%
48,213	Anglo American plc (Materials)	1,377,370

Spain – 3.3%
58,113	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,325,043
228,892	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,276,687
1,169,111	Banco Santander SA (Banks)	5,418,424

Common Stocks – (continued)
Spain – (continued)
133,787	Enagas SA (Energy)	3,570,316
26,758	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	791,863
80,663	Iberdrola SA (Utilities)	803,095
237,928	Repsol SA (Energy)	3,733,767
746,454	Telefonica SA (Telecommunication Services)	6,138,317

		24,057,512

Sweden – 3.5%
6,248	Alfa Laval AB (Capital Goods)	136,535
158,079	Atlas Copco AB Class A (Capital Goods)	5,065,744
5,012	Atlas Copco AB Class B (Capital Goods)	144,097
183,961	Boliden AB (Materials)	4,713,804
184,969	Electrolux ABSeries B (Consumer Durables & Apparel)	4,741,409
12,246	Lifco AB Class B (Capital Goods)	679,709
277,289	Sandvik AB (Capital Goods)	5,095,479
96,081	Swedish Match AB (Food, Beverage & Tobacco)	4,062,138
50,925	Volvo AB Class B (Capital Goods)	809,182

		25,448,097

Switzerland – 7.6%
86,715	Adecco Group AG (Registered) (Commercial & Professional Services)	5,211,345
17,579	Baloise Holding AG (Registered) (Insurance)	3,113,364
38	Belimo Holding AG (Registered) (Capital Goods)	233,559
58,739	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	2,218,873
7,783	Flughafen Zurich AG (Registered) (Transportation)	1,465,821
6,425	Helvetia Holding AG (Registered) (Insurance)	806,528
54,222	LafargeHolcim Ltd. (Registered) (Materials)*	2,651,268
18,777	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	6,338,981
58,948	Nestle SA (Registered) (Food, Beverage & Tobacco)	6,102,429
61,103	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,578,201
688	Partners Group Holding AG (Diversified Financials)	541,057
52,279	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	14,700,220
24,116	Sonova Holding AG (Registered) (Health Care Equipment & Services)	5,488,768

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
1,311	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$340,476
3,962	Temenos AG (Registered) (Software & Services)*	709,412

		55,500,302

United Kingdom – 11.4%
8,315	Ashtead Group plc (Capital Goods)	238,236
641,166	Aviva plc (Insurance)	3,395,974
525,398	Barratt Developments plc (Consumer Durables & Apparel)	3,823,319
52,588	boohoo Group plc (Retailing)*	141,318
2,669	BP plc ADR (Energy)	111,297
78,403	British American Tobacco plc (Food, Beverage & Tobacco)	2,737,515
7,799	Compass Group plc (Consumer Services)	186,956
226,735	Diageo plc (Food, Beverage & Tobacco)	9,758,739
21,947	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	883,134
1,158,116	Direct Line Insurance Group plc (Insurance)	4,881,783
227,330	Experian plc (Commercial & Professional Services)	6,885,728
26,270	Fevertree Drinks plc (Food, Beverage & Tobacco)	773,274
307,121	Fiat Chrysler Automobiles NV (Automobiles & Components)	4,262,358
22,420	Greggs plc (Consumer Services)	653,465
73,029	GVC Holdings plc (Consumer Services)	605,368
187,571	Halma plc (Technology Hardware & Equipment)	4,817,316
15,228	HomeServe plc (Commercial & Professional Services)	229,471
178,349	HSBC Holdings plc (Banks)	1,488,548
22,295	Imperial Brands plc (Food, Beverage & Tobacco)	523,156
444,038	International Consolidated Airlines Group SA (Transportation)	2,692,057
79,439	JD Sports Fashion plc (Retailing)	591,809
1,468,944	Legal & General Group plc (Insurance)	5,032,624
3,601,402	Lloyds Banking Group plc (Banks)	2,586,600
574,493	National Grid plc (Utilities)	6,109,660
17,165	Next plc (Retailing)	1,202,012
166,691	Persimmon plc (Consumer Durables & Apparel)	4,234,778
266,178	Smith & Nephew plc (Health Care Equipment & Services)	5,779,955
1,514,409	Taylor Wimpey plc (Consumer Durables & Apparel)	3,038,894

Common Stocks – (continued)
United Kingdom – (continued)
32,974	Unilever NV CVA (Household & Personal Products)	2,003,440
17,834	Unilever plc (Household & Personal Products)	1,107,051
45,109	Unilever plc ADR (Household & Personal Products)	2,795,405

		83,571,240

United States – 0.1%
10,526	Carnival plc ADR (Consumer Services)	476,512

TOTAL COMMON STOCKS
(Cost $672,568,125)		$717,127,957

Units	Description	Expiration Month	Value

Right* – 0.0%
Spain – 0.0%
58,229	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/2019	$91,373
(Cost $ $97,152)

TOTAL INVESTMENTS – 98.1%
(Cost $672,665,277)			$717,219,330

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			13,788,141

NET ASSETS – 100.0%			$731,007,471

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	95	09/20/2019	$3,744,129	$101,668
FTSE 100 Index	18	09/20/2019	1,684,487	20,928
Hang Seng Index	1	07/30/2019	182,450	2,088
MSCI Singapore Index	4	07/30/2019	111,796	1,033
SPI 200 Index	6	09/19/2019	690,712	8,707
TOPIX Index	11	09/12/2019	1,582,433	10,081

Total Futures Contracts				$144,505

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:

Investments in unaffiliated issuers, at value (cost $2,511,352,208, $312,372,415, $1,185,245,289 and $672,665,277)(a)	$2,956,586,332	$309,545,316	$1,699,956,610	$717,219,330
Investments in affiliated issuers, at value (cost $14,985,574, $0, $61,302 and $0)	14,985,574	—	61,302	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $854,750, $801,360, $0 and $0)	854,750	801,360	—	—
Cash	438,109	—	26,258,678	693,797
Foreign currencies, at value (cost $0, $2,148,307, $0 and $7,266,194)	—	2,168,994	—	7,267,393
Receivables:
Investments sold	8,298,288	—	454,058	14,370,195
Dividends	3,220,023	805,105	1,480,105	1,286,272
Fund shares sold	1,454,027	155,724	281,493	2,190,788
Reimbursement from investment adviser	52,894	27,603	—	45,397
Securities lending income	138	3,709	—	182
Foreign tax reclaims	—	2,060,402	—	1,884,979
Due from custodian	—	—	—	11,693,095
Variation margin on futures	—	14,681	—	39,789
Other assets	91,352	55,190	71,825	47,031
Total assets	2,985,981,487	315,638,084	1,728,564,071	756,738,248

Liabilities:
Written options, at value (premiums received $24,609,167, $2,457,086, $0 and $0)	36,324,210	2,549,871	—	—
Variation margin on futures	61,837	—	—	—
Payables:
Investments purchased	11,233,824	138	—	24,514,985
Fund shares redeemed	5,096,941	334,418	5,557,157	457,925
Management fees	1,661,807	204,695	935,886	500,243
Payable upon return of securities loaned	854,750	801,360	—	—
Distribution and Service fees and Transfer Agency fees	329,928	10,720	77,133	23,450
Due to custodian	—	777,836	—	—
Accrued expenses and other liabilities	324,534	214,986	172,082	234,174
Total liabilities	55,887,831	4,894,024	6,742,258	25,730,777

Net Assets:
Paid-in capital	2,434,740,941	358,628,570	1,192,597,863	699,680,799
Total distributable earnings (loss)	495,352,715	(47,884,510)	529,223,950	31,326,672
NET ASSETS	$2,930,093,656	$310,744,060	$1,721,821,813	$731,007,471
Net Assets:
Class A	$194,950,063	$2,826,713	$63,654,048	$8,695,841
Class C	140,568,832	892,025	15,860,010	1,820,677
Institutional	1,214,657,522	11,149,902	39,459,323	17,723,901
Service	—	—	1,571,505	—
Investor	462,128,749	10,909,669	20,023,069	17,800,345
Class P	646,718,990	149,712,223	124,200,263	66,532,999
Class R6	271,069,500	135,253,528	1,457,053,595	618,433,708
Total Net Assets	$2,930,093,656	$310,744,060	$1,721,821,813	$731,007,471
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,952,422	403,743	2,704,108	874,375
Class C	10,826,178	132,066	713,417	189,156
Institutional	93,402,447	1,623,734	1,634,108	1,782,860
Service	—	—	66,341	—
Investor	35,514,722	1,593,313	836,963	1,791,561
Class P	49,735,970	21,783,175	5,186,947	6,732,767
Class R6	20,851,612	19,708,301	60,866,943	62,612,601
Net asset value, offering and redemption price per share:(b)
Class A	$13.04	$7.00	$23.54	$9.95
Class C	12.98	6.75	22.23	9.63
Institutional	13.00	6.87	24.15	9.94
Service	—	—	23.69	—
Investor	13.01	6.85	23.92	9.94
Class P	13.00	6.87	23.94	9.88
Class R6	13.00	6.86	23.94	9.88

(a)	Includes loaned securities having a market value of $835,380 and $761,357, for the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $13.80, $7.41, $24.91 and $10.53, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $942,114, $12,539 and $1,441,571)	$41,292,786	$8,887,684	$13,967,493	$14,652,700

Dividends — affiliated issuers	214,362	2,555	40,063	4,162

Securities lending income — affiliated issuer	424	20,106	430	28,086

Total investment income	41,507,572	8,910,345	14,007,986	14,684,948

Expenses:

Management fees	10,099,080	1,265,579	5,558,114	2,954,276

Transfer Agency fees(a)	1,090,519	57,644	322,832	126,179

Distribution and Service fees(a)	968,478	8,395	155,765	22,533

Custody, accounting and administrative services	187,429	89,010	108,870	160,996

Printing and mailing costs	124,614	19,381	27,597	21,962

Registration fees	114,122	79,533	68,640	49,473

Professional fees	51,314	58,771	51,768	60,152

Trustee fees	10,815	8,239	9,322	8,544

Service share fees — Service and Shareholder Administration Plan	—	—	2,692	—

Other	35,265	59,895	25,093	23,574

Total expenses	12,681,636	1,646,447	6,330,693	3,427,689

Less — expense reductions	(380,760)	(168,269)	(34,749)	(283,423)

Net expenses	12,300,876	1,478,178	6,295,944	3,144,266

NET INVESTMENT INCOME	29,206,696	7,432,167	7,712,042	11,540,682

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	83,874,744	(8,752,535)	3,907,469	(13,494,572)

In-kind transactions	—	—	19,283,017	—

Futures contracts	(679,534)	154,611	1,554,335	345,643

Foreign currency transactions	—	42,913	—	(307,722)

Written options	(28,029,718)	(7,244,218)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	340,478,116	37,000,655	196,635,479	76,243,670

Futures contracts	292,960	67,782	485,166	148,552

Foreign currency translation	—	26,882	—	15,390

Written options	(22,643,742)	(302,748)	—	—

Net realized and unrealized gain	373,292,826	20,993,342	221,865,466	62,950,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,499,522	$28,425,509	$229,577,508	$74,491,643

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service		Investor	Class P	Class R6
U.S. Equity Dividend and Premium	$247,702	$720,776	$178,346	$129,739	$237,215	$	N/A	$405,745	$99,317	$40,157
International Equity Dividend and Premium	3,138	5,257	2,260	946	2,480		N/A	8,976	23,271	19,711
U.S. Tax-Managed Equity	77,020	78,745	55,454	14,174	7,645		215	17,648	16,978	210,718
International Tax-Managed Equity	10,726	11,807	7,723	2,125	3,650		N/A	15,352	9,919	87,410

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		International Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:
Net investment income	$29,206,696	$63,743,516	$7,432,167	$11,805,837
Net realized gain (loss)	55,165,492	190,385,768	(15,799,229)	(1,079,490)
Net change in unrealized gain (loss)	318,127,334	(457,858,509)	36,792,571	(61,449,995)
Net increase (decrease) in net assets resulting from operations	402,499,522	(203,729,225)	28,425,509	(50,723,648)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,701,055)	(15,468,512)	(57,436)	(91,884)
Class C Shares	(726,109)	(9,209,896)	(16,434)	(54,797)
Institutional Shares	(12,581,427)	(97,415,908)	(270,752)	(2,464,098)
Investor Shares	(4,497,847)	(33,144,596)	(244,955)	(187,293)
Class P Shares(a)	(6,851,272)	(50,730,626)	(3,538,713)	(5,301,151)
Class R6 Shares(b)	(2,853,889)	(18,072,196)	(3,137,496)	(3,555,021)
Total distributions to shareholders	(29,211,599)	(224,041,734)	(7,265,786)	(11,654,244)

From share transactions:
Proceeds from sales of shares	325,981,173	1,907,832,243	18,610,862	423,531,802
Reinvestment of distributions	26,036,915	201,664,139	7,179,960	11,429,363
Cost of shares redeemed	(561,436,135)	(2,407,191,500)	(51,032,704)	(471,997,811)
Net decrease in net assets resulting from share transactions	(209,418,047)	(297,695,118)	(25,241,882)	(37,036,646)
TOTAL INCREASE (DECREASE)	163,869,876	(725,466,077)	(4,082,159)	(99,414,538)

Net Assets:
Beginning of period	2,766,223,780	3,491,689,857	314,826,219	414,240,757
End of period	$2,930,093,656	$2,766,223,780	$310,744,060	$314,826,219

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:
Net investment income	$7,712,042	$12,721,634	$11,540,682	$14,175,859
Net realized gain (loss)	24,744,821	81,954,561	(13,456,651)	(11,451,104)
Net change in unrealized gain (loss)	197,120,645	(220,615,121)	76,407,612	(132,332,601)
Net increase (decrease) in net assets resulting from operations	229,577,508	(125,938,926)	74,491,643	(129,607,846)

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(319,218)	—	(143,812)
Class C Shares	—	—	—	(20,693)
Institutional Shares	—	(36,134)	—	(355,413)
Service Shares	—	(2,719)	—	—
Investor Shares	—	(134,928)	—	(297,404)
Class P Shares(a)	—	(908,225)	—	(1,579,421)
Class R6 Shares(b)	—	(11,402,299)	—	(11,604,834)
Total distributions to shareholders	—	(12,803,523)	—	(14,001,577)

From share transactions:
Proceeds from sales of shares	107,071,760	1,849,737,045	62,778,324	859,458,016
Proceeds paid in connection with in-kind transactions	(25,670,000)	(121,370,000)	—	—
Reinvestment of distributions	—	12,780,494	—	13,987,660
Cost of shares redeemed	(76,257,506)	(1,601,182,871)	(43,383,455)	(739,640,420)
Net increase in net assets resulting from share transactions	5,144,254	139,964,668	19,394,869	133,805,256
TOTAL INCREASE (DECREASE)	234,721,762	1,222,219	93,886,512	(9,804,167)

Net Assets:
Beginning of period	1,487,100,051	1,485,877,832	637,120,959	646,925,126
End of period	$1,721,821,813	$1,487,100,051	$731,007,471	$637,120,959

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.46		$13.16	$12.11	$11.34	$11.76	$11.26

Net investment income(a)	0.11		0.21	0.19	0.20	0.21	0.23

Net realized and unrealized gain (loss)	1.58		(1.05)	1.61	1.21	0.04	0.95

Total from investment operations	1.69		(0.84)	1.80	1.41	0.25	1.18

Distributions to shareholders from net investment income	(0.11)		(0.22)	(0.19)	(0.19)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	—		(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.11)		(0.86)	(0.75)	(0.64)	(0.67)	(0.68)

Net asset value, end of period	$13.04		$11.46	$13.16	$12.11	$11.34	$11.76

Total return(b)	14.77%		(6.63)%	14.83%	12.73%	2.08%	10.47%

Net assets, end of period (in 000s)	$194,950		$187,524	$275,451	$294,401	$194,237	$172,832

Ratio of net expenses to average net assets	1.13	%(c)	1.12%	1.13%	1.16%	1.17%	1.19%

Ratio of total expenses to average net assets	1.16	%(c)	1.15%	1.15%	1.19%	1.20%	1.20%

Ratio of net investment income to average net assets	1.73	%(c)	1.61%	1.47%	1.67%	1.75%	1.96%

Portfolio turnover rate(d)	10%		37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.41		$13.11	$12.07	$11.31	$11.74	$11.24

Net investment income(a)	0.06		0.11	0.10	0.11	0.12	0.14

Net realized and unrealized gain (loss)	1.57		(1.05)	1.60	1.21	0.03	0.96

Total from investment operations	1.63		(0.94)	1.70	1.32	0.15	1.10

Distributions to shareholders from net investment income	(0.06)		(0.12)	(0.10)	(0.11)	(0.11)	(0.14)

Distributions to shareholders from net realized gains	—		(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.06)		(0.76)	(0.66)	(0.56)	(0.58)	(0.60)

Net asset value, end of period	$12.98		$11.41	$13.11	$12.07	$11.31	$11.74

Total return(b)	14.43%		(7.38)%	13.99%	11.92%	1.26%	9.68%

Net assets, end of period (in 000s)	$140,569		$139,580	$177,178	$142,909	$90,091	$74,125

Ratio of net expenses to average net assets	1.88	%(c)	1.87%	1.88%	1.91%	1.92%	1.94%

Ratio of total expenses to average net assets	1.91	%(c)	1.90%	1.90%	1.94%	1.95%	1.95%

Ratio of net investment income to average net assets	0.98	%(c)	0.86%	0.76%	0.92%	1.01%	1.21%

Portfolio turnover rate(d)	10%		37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.43		$13.13	$12.09	$11.31	$11.73	$11.24

Net investment income(a)	0.13		0.27	0.24	0.24	0.25	0.27

Net realized and unrealized gain (loss)	1.57		(1.06)	1.60	1.22	0.04	0.95

Total from investment operations	1.70		(0.79)	1.84	1.46	0.29	1.22

Distributions to shareholders from net investment income	(0.13)		(0.27)	(0.24)	(0.23)	(0.24)	(0.27)

Distributions to shareholders from net realized gains	—		(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.13)		(0.91)	(0.80)	(0.68)	(0.71)	(0.73)

Net asset value, end of period	$13.00		$11.43	$13.13	$12.09	$11.31	$11.73

Total return(b)	15.01%		(6.28)%	15.31%	13.17%	2.49%	10.83%

Net assets, end of period (in 000s)	$1,214,658		$1,106,179	$2,565,883	$2,062,756	$1,262,977	$1,149,361

Ratio of net expenses to average net assets	0.75	%(c)	0.74%	0.74%	0.76%	0.77%	0.79%

Ratio of total expenses to average net assets	0.77	%(c)	0.76%	0.76%	0.79%	0.80%	0.80%

Ratio of net investment income to average net assets	2.10	%(c)	2.01%	1.89%	2.07%	2.15%	2.36%

Portfolio turnover rate(d)	10%		37%	34%	23%	39%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$11.44		$13.14	$12.10	$11.33	$11.75	$11.25

Net investment income(b)	0.12		0.25	0.23	0.23	0.24	0.26

Net realized and unrealized gain (loss)	1.58		(1.06)	1.60	1.21	0.04	0.95

Total from investment operations	1.70		(0.81)	1.83	1.44	0.28	1.21

Distributions to shareholders from net investment income	(0.13)		(0.25)	(0.23)	(0.22)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	—		(0.64)	(0.56)	(0.45)	(0.47)	(0.46)

Total distributions	(0.13)		(0.89)	(0.79)	(0.67)	(0.70)	(0.71)

Net asset value, end of period	$13.01		$11.44	$13.14	$12.10	$11.33	$11.75

Total return(c)	15.03%		(6.47)%	15.18%	12.92%	2.34%	10.75%

Net assets, end of period (in 000s)	$462,129		$432,136	$473,178	$174,527	$54,106	$39,960

Ratio of net expenses to average net assets	0.88	%(d)	0.87%	0.88%	0.91%	0.92%	0.94%

Ratio of total expenses to average net assets	0.91	%(d)	0.90%	0.90%	0.94%	0.95%	0.95%

Ratio of net investment income to average net assets	1.97	%(d)	1.86%	1.76%	1.90%	2.03%	2.21%

Portfolio turnover rate(e)	10%		37%	34%	23%	39%	53%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$11.43		$13.12

Net investment income(a)	0.13		0.18

Net realized and unrealized gain (loss)	1.57		(1.03)

Total from investment operations	1.70		(0.85)

Distributions to shareholders from net investment income	(0.13)		(0.20)

Distributions to shareholders from net realized gains	—		(0.64)

Total distributions	(0.13)		(0.84)

Net asset value, end of period	$13.00		$11.43

Total return(b)	15.02%		(6.73)%

Net assets, end of period (in 000s)	$646,719		$648,424

Ratio of net expenses to average net assets	0.74	%(c)	0.73	%(c)

Ratio of total expenses to average net assets	0.76	%(c)	0.76	%(c)

Ratio of net investment income to average net assets	2.12	%(c)	1.93	%(c)

Portfolio turnover rate(d)	10%		37%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$11.42		$12.84

Net investment income(a)	0.13		0.17

Net realized and unrealized gain (loss)	1.58		(0.75)

Total from investment operations	1.71		(0.58)

Distributions to shareholders from net investment income	(0.13)		(0.20)

Distributions to shareholders from net realized gains	—		(0.64)

Total distributions	(0.13)		(0.84)

Net asset value, end of period	$13.00		$11.42

Total return(b)	15.03%		(4.78)%

Net assets, end of period (in 000s)	$271,070		$252,381

Ratio of net expenses to average net assets	0.74	%(c)	0.73	%(c)

Ratio of total expenses to average net assets	0.76	%(c)	0.76	%(c)

Ratio of net investment income to average net assets	2.12	%(c)	1.91	%(c)

Portfolio turnover rate(d)	10%		37%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$6.55		$7.76	$6.43	$6.56	$7.14		$8.00

Net investment income(a)	0.15		0.20	0.15	0.18	0.16	(b)	0.25	(c)

Net realized and unrealized gain (loss)	0.45		(1.22)	1.34	(0.14)	(0.49)		(0.64)

Total from investment operations	0.60		(1.02)	1.49	0.04	(0.33)		(0.39)

Distributions to shareholders from net investment income	(0.15)		(0.19)	(0.16)	(0.17)	(0.14)		(0.23)

Distributions to shareholders from net realized gains	—		—	—	—	(0.11)		(0.24)

Total distributions	(0.15)		(0.19)	(0.16)	(0.17)	(0.25)		(0.47)

Net asset value, end of period	$7.00		$6.55	$7.76	$6.43	$6.56		$7.14

Total return(d)	9.18%		(13.34)%	23.36%	0.66%	(4.80)%		(5.30)%

Net assets, end of period (in 000s)	$2,827		$2,232	$3,962	$5,968	$9,532		$10,565

Ratio of net expenses to average net assets	1.33	%(e)	1.34%	1.34%	1.37%	1.37%		1.35%

Ratio of total expenses to average net assets	1.44	%(e)	1.38%	1.34%	1.38%	1.37%		1.35%

Ratio of net investment income to average net assets	4.42	%(e)	2.71%	2.16%	2.87%	2.26	%(b)	3.13	%(c)

Portfolio turnover rate(f)	—%		14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$6.32		$7.48	$6.21	$6.35	$6.94		$7.80

Net investment income(a)	0.11		0.16	0.09	0.12	0.09	(b)	0.18	(c)

Net realized and unrealized gain (loss)	0.44		(1.20)	1.30	(0.14)	(0.47)		(0.62)

Total from investment operations	0.55		(1.04)	1.39	(0.02)	(0.38)		(0.44)

Distributions to shareholders from net investment income	(0.12)		(0.12)	(0.12)	(0.12)	(0.10)		(0.18)

Distributions to shareholders from net realized gains	—		—	—	—	(0.11)		(0.24)

Total distributions	(0.12)		(0.12)	(0.12)	(0.12)	(0.21)		(0.42)

Net asset value, end of period	$6.75		$6.32	$7.48	$6.21	$6.35		$6.94

Total return(d)	8.75%		(14.01)%	22.50%	(0.21)%	(5.59)%		(6.04)%

Net assets, end of period (in 000s)	$892		$1,252	$4,276	$2,549	$3,329		$2,634

Ratio of net expenses to average net assets	2.08	%(e)	2.09%	2.09%	2.12%	2.12%		2.10%

Ratio of total expenses to average net assets	2.19	%(e)	2.11%	2.09%	2.13%	2.12%		2.10%

Ratio of net investment income to average net assets	3.41	%(e)	2.24%	1.29%	2.00%	1.38	%(b)	2.32	%(c)

Portfolio turnover rate(f)	—%		14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$6.42		$7.62	$6.32	$6.46	$7.03		$7.89

Net investment income(a)	0.16		0.31	0.18	0.19	0.18	(b)	0.27	(c)

Net realized and unrealized gain (loss)	0.45		(1.29)	1.31	(0.14)	(0.48)		(0.63)

Total from investment operations	0.61		(0.98)	1.49	0.05	(0.30)		(0.36)

Distributions to shareholders from net investment income	(0.16)		(0.22)	(0.19)	(0.19)	(0.16)		(0.26)

Distributions to shareholders from net realized gains	—		—	—	—	(0.11)		(0.24)

Total distributions	(0.16)		(0.22)	(0.19)	(0.19)	(0.27)		(0.50)

Net asset value, end of period	$6.87		$6.42	$7.62	$6.32	$6.46		$7.03

Total return(d)	9.38%		(12.96)%	23.85%	0.92%	(4.42)%		(4.99)%

Net assets, end of period (in 000s)	$11,150		$15,696	$399,955	$307,311	$281,204		$415,503

Ratio of net expenses to average net assets	0.94	%(e)	0.95%	0.95%	0.97%	0.97%		0.95%

Ratio of total expenses to average net assets	1.05	%(e)	0.95%	0.95%	0.98%	0.97%		0.95%

Ratio of net investment income to average net assets	4.75	%(e)	4.12%	2.58%	3.08%	2.65	%(b)	3.45	%(c)

Portfolio turnover rate(f)	—%		14%	17%	18%	100%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014
Per Share Data

Net asset value, beginning of period	$6.41		$7.60	$6.31	$6.44	$7.02		$7.88

Net investment income(b)	0.16		0.20	0.17	0.17	0.16	(c)	0.28	(d)

Net realized and unrealized gain (loss)	0.44		(1.18)	1.30	(0.11)	(0.48)		(0.66)

Total from investment operations	0.60		(0.98)	1.47	0.06	(0.32)		(0.38)

Distributions to shareholders from net investment income	(0.16)		(0.21)	(0.18)	(0.19)	(0.15)		(0.24)

Distributions to shareholders from net realized gains	—		—	—	—	(0.11)		(0.24)

Total distributions	(0.16)		(0.21)	(0.18)	(0.19)	(0.26)		(0.48)

Net asset value, end of period	$6.85		$6.41	$7.60	$6.31	$6.44		$7.02

Total return(e)	9.35%		(13.10)%	23.58%	0.96%	(4.69)%		(5.16)%

Net assets, end of period (in 000s)	$10,910		$8,207	$6,048	$2,111	$749		$862

Ratio of net expenses to average net assets	1.08	%(f)	1.09%	1.09%	1.12%	1.12%		1.09%

Ratio of total expenses to average net assets	1.19	%(f)	1.14%	1.09%	1.13%	1.12%		1.09%

Ratio of net investment income to average net assets	4.76	%(f)	2.76%	2.36%	2.64%	2.33	%(c)	3.52	%(d)

Portfolio turnover rate(g)	—%		14%	17%	18%	100%		44%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$6.43		$7.71

Net investment income(a)	0.16		0.09

Net realized and unrealized gain (loss)	0.44		(1.18)

Total from investment operations	0.60		(1.09)

Distributions to shareholders from net investment income	(0.16)		(0.19)

Net asset value, end of period	$6.87		$6.43

Total return(b)	9.39%		(14.35)%

Net assets, end of period (in 000s)	$149,712		$162,129

Ratio of net expenses to average net assets	0.93	%(c)	0.93	%(c)

Ratio of total expenses to average net assets	1.04	%(c)	1.03	%(c)

Ratio of net investment income to average net assets	4.73	%(c)	1.81	%(c)

Portfolio turnover rate(d)	—%		14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$6.42		$7.60

Net investment income(a)	0.16		0.08

Net realized and unrealized gain (loss)	0.44		(1.07)

Total from investment operations	0.60		(0.99)

Distributions to shareholders from net investment income	(0.16)		(0.19)

Net asset value, end of period	$6.86		$6.42

Total return(b)	9.40%		(13.25)%

Net assets, end of period (in 000s)	$135,254		$125,311

Ratio of net expenses to average net assets	0.93	%(c)	0.93	%(c)

Ratio of total expenses to average net assets	1.04	%(c)	1.03	%(c)

Ratio of net investment income to average net assets	4.81	%(c)	1.81	%(c)

Portfolio turnover rate(d)	—%		14%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.43		$22.37	$18.75	$17.28	$17.44	$15.45

Net investment income(a)	0.06		0.10	0.13	0.11	0.13	0.09

Net realized and unrealized gain (loss)	3.05		(1.93)	3.60	1.47	(0.18)	1.97

Total from investment operations	3.11		(1.83)	3.73	1.58	(0.05)	2.06

Distributions to shareholders from net investment income	—		(0.11)	(0.11)	(0.11)	(0.11)	(0.07)

Net asset value, end of period	$23.54		$20.43	$22.37	$18.75	$17.28	$17.44

Total return(b)	15.22%		(8.15)%	19.88%	9.09%	(0.28)%	13.32%

Net assets, end of period (in 000s)	$63,654		$57,833	$50,218	$51,206	$57,913	$51,253

Ratio of net expenses to average net assets	1.12	%(c)	1.14%	1.15%	1.17%	1.17%	1.18%

Ratio of total expenses to average net assets	1.14	%(c)	1.14%	1.15%	1.17%	1.17%	1.19%

Ratio of net investment income to average net assets	0.57	%(c)	0.44%	0.61%	0.61%	0.73%	0.52%

Portfolio turnover rate(d)	105%		152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$19.36		$21.24	$17.86	$16.48	$16.67	$14.82

Net investment loss(a)	(0.02)		(0.07)	(0.03)	(0.02)	— (b)	(0.04)

Net realized and unrealized gain (loss)	2.89		(1.81)	3.41	1.40	(0.18)	1.89

Total from investment operations	2.87		(1.88)	3.38	1.38	(0.18)	1.85

Distributions to shareholders from net investment income	—		—	—	—	(0.01)	—

Net asset value, end of period	$22.23		$19.36	$21.24	$17.86	$16.48	$16.67

Total return(c)	14.82%		(8.85)%	18.93%	8.35%	(1.05)%	12.48%

Net assets, end of period (in 000s)	$15,860		$14,380	$22,337	$22,512	$22,194	$15,750

Ratio of net expenses to average net assets	1.87	%(d)	1.88%	1.90%	1.92%	1.92%	1.93%

Ratio of total expenses to average net assets	1.89	%(d)	1.89%	1.90%	1.92%	1.92%	1.94%

Ratio of net investment loss to average net assets	(0.18	)%(d)	(0.33)%	(0.14)%	(0.15)%	(0.02)%	(0.22)%

Portfolio turnover rate(e)	105%		152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.91		$22.71	$19.04	$17.53	$17.69	$15.66

Net investment income(a)	0.11		0.19	0.21	0.18	0.20	0.15

Net realized and unrealized gain (loss)	3.13		(1.97)	3.65	1.51	(0.18)	2.01

Total from investment operations	3.24		(1.78)	3.86	1.69	0.02	2.16

Distributions to shareholders from net investment income	—		(0.02)	(0.19)	(0.18)	(0.18)	(0.13)

Net asset value, end of period	$24.15		$20.91	$22.71	$19.04	$17.53	$17.69

Total return(b)	15.44%		(7.78)%	20.29%	9.61%	0.10%	13.78%

Net assets, end of period (in 000s)	$39,459		$34,812	$1,395,335	$1,057,850	$957,273	$735,421

Ratio of net expenses to average net assets	0.74	%(c)	0.74%	0.75%	0.77%	0.77%	0.78%

Ratio of total expenses to average net assets	0.75	%(c)	0.74%	0.75%	0.77%	0.77%	0.79%

Ratio of net investment income to average net assets	0.95	%(c)	0.79%	1.02%	1.01%	1.12%	0.93%

Portfolio turnover rate(d)	105%		152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.57		$22.51	$18.88	$17.33	$17.53	$15.49

Net investment income(a)	0.06		0.08	0.11	0.09	0.12	0.04

Net realized and unrealized gain (loss)	3.06		(1.94)	3.61	1.49	(0.19)	2.00

Total from investment operations	3.12		(1.86)	3.72	1.58	(0.07)	2.04

Distributions to shareholders from net investment income	—		(0.08)	(0.09)	(0.03)	(0.13)	—

Net asset value, end of period	$23.69		$20.57	$22.51	$18.88	$17.33	$17.53

Total return(b)	15.17%		(8.26)%	19.71%	9.07%	(0.41)%	13.17%

Net assets, end of period (in 000s)	$1,572		$732	$736	$614	$1,236	$58

Ratio of net expenses to average net assets	1.24	%(c)	1.25%	1.25%	1.27%	1.27%	1.28%

Ratio of total expenses to average net assets	1.25	%(c)	1.25%	1.25%	1.27%	1.27%	1.29%

Ratio of net investment income to average net assets	0.50	%(c)	0.33%	0.52%	0.53%	0.67%	0.25%

Portfolio turnover rate(d)	105%		152%	108%	118%	96%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$20.73		$22.70	$19.03	$17.54	$17.70	$15.68

Net investment income(b)	0.09		0.16	0.18	0.15	0.18	0.13

Net realized and unrealized gain (loss)	3.10		(1.97)	3.65	1.50	(0.18)	2.00

Total from investment operations	3.19		(1.81)	3.83	1.65	— (c)	2.13

Distributions to shareholders from net investment income	—		(0.16)	(0.16)	(0.16)	(0.16)	(0.11)

Net asset value, end of period	$23.92		$20.73	$22.70	$19.03	$17.54	$17.70

Total return(d)	15.39%		(7.95)%	20.14%	9.40%	(0.03)%	13.57%

Net assets, end of period (in 000s)	$20,023		$17,894	$17,251	$14,262	$6,799	$4,175

Ratio of net expenses to average net assets	0.87	%(e)	0.89%	0.90%	0.92%	0.92%	0.93%

Ratio of total expenses to average net assets	0.89	%(e)	0.89%	0.90%	0.93%	0.92%	0.94%

Ratio of net investment income to average net assets	0.82	%(e)	0.68%	0.88%	0.84%	0.99%	0.78%

Portfolio turnover rate(f)	105%		152%	108%	118%	96%	57%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax- Managed Equity Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$20.74		$23.43

Net investment income(a)	0.11		0.16

Net realized and unrealized gain (loss)	3.09		(2.66)

Total from investment operations	3.20		(2.50)

Distributions to shareholders from net investment income	—		(0.19)

Net asset value, end of period	$23.94		$20.74

Total return(b)	15.43%		(10.62)%

Net assets, end of period (in 000s)	$124,200		$97,892

Ratio of net expenses to average net assets	0.73	%(c)	0.74	%(c)

Ratio of total expenses to average net assets	0.74	%(c)	0.75	%(c)

Ratio of net investment income to average net assets	0.95	%(c)	0.95	%(c)

Portfolio turnover rate(d)	105%		152%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax- Managed Equity Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$20.73		$22.93

Net investment income(a)	0.11		0.13

Net realized and unrealized gain (loss)	3.10		(2.14)

Total from investment operations	3.21		(2.01)

Distributions to shareholders from net investment income	—		(0.19)

Net asset value, end of period	$23.94		$20.73

Total return(b)	15.48%		(8.72)%

Net assets, end of period (in 000s)	$1,457,054		$1,263,556

Ratio of net expenses to average net assets	0.73	%(c)	0.74	%(c)

Ratio of total expenses to average net assets	0.74	%(c)	0.74	%(c)

Ratio of net investment income to average net assets	0.96	%(c)	0.85	%(c)

Portfolio turnover rate(d)	105%		152%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.93		$10.93	$8.62	$8.67	$8.45	$9.18

Net investment income(a)	0.14		0.18	0.11	0.12	0.11	0.27	(b)

Net realized and unrealized gain (loss)	0.88		(2.03)	2.38	(0.04)	0.21	(0.80)

Total from investment operations	1.02		(1.85)	2.49	0.08	0.32	(0.53)

Distributions to shareholders from net investment income	—		(0.15)	(0.18)	(0.13)	(0.10)	(0.20)

Net asset value, end of period	$9.95		$8.93	$10.93	$8.62	$8.67	$8.45

Total return(c)	11.42%		(16.86)%	28.85%	0.93%	3.77%	(5.79)%

Net assets, end of period (in 000s)	$8,696		$8,145	$9,429	$5,082	$3,408	$2,151

Ratio of net expenses to average net assets	1.27	%(d)	1.29%	1.31%	1.38%	1.38%	1.38%

Ratio of total expenses to average net assets	1.37	%(d)	1.37%	1.36%	1.39%	1.39%	1.42%

Ratio of net investment income to average net assets	2.96	%(d)	1.69%	1.04%	1.37%	1.22%	2.98	%(b)

Portfolio turnover rate(e)	109%		177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.68		$10.59	$8.39	$8.45	$8.27	$9.03

Net investment income(a)	0.10		0.10	0.04	0.06	0.02	0.15	(b)

Net realized and unrealized gain (loss)	0.85		(1.94)	2.30	(0.05)	0.23	(0.74)

Total from investment operations	0.95		(1.84)	2.34	0.01	0.25	(0.59)

Distributions to shareholders from net investment income	—		(0.07)	(0.14)	(0.07)	(0.07)	(0.17)

Net asset value, end of period	$9.63		$8.68	$10.59	$8.39	$8.45	$8.27

Total return(c)	10.94%		(17.39)%	27.85%	0.11%	3.07%	(6.55)%

Net assets, end of period (in 000s)	$1,821		$2,551	$2,661	$1,012	$812	$181

Ratio of net expenses to average net assets	2.03	%(d)	2.04%	2.06%	2.13%	2.13%	2.13%

Ratio of total expenses to average net assets	2.12	%(d)	2.12%	2.11%	2.14%	2.13%	2.17%

Ratio of net investment income to average net assets	2.09	%(d)	1.01%	0.40%	0.67%	0.20%	1.71	%(b)

Portfolio turnover rate(e)	109%		177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.91		$10.85	$8.54	$8.59	$8.36	$9.10

Net investment income(a)	0.15		0.31	0.17	0.16	0.15	0.28	(b)

Net realized and unrealized gain (loss)	0.88		(2.10)	2.34	(0.05)	0.21	(0.77)

Total from investment operations	1.03		(1.79)	2.51	0.11	0.36	(0.49)

Distributions to shareholders from net investment income	—		(0.15)	(0.20)	(0.16)	(0.13)	(0.25)

Net asset value, end of period	$9.94		$8.91	$10.85	$8.54	$8.59	$8.36

Total return(c)	11.56%		(16.49)%	29.42%	1.26%	4.26%	(5.48)%

Net assets, end of period (in 000s)	$17,724		$16,948	$619,288	$519,135	$426,168	$316,062

Ratio of net expenses to average net assets	0.90	%(d)	0.90%	0.92%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	0.98	%(d)	0.96%	0.97%	0.99%	0.99%	1.02%

Ratio of net investment income to average net assets	3.14	%(d)	2.87%	1.74%	1.90%	1.71%	3.12	%(b)

Portfolio turnover rate(e)	109%		177%	134%	125%	113%	106%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares(a)
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$8.91		$10.91	$8.61	$8.65	$8.43	$9.17

Net investment income(b)	0.16		0.19	0.13	0.15	0.07	0.29	(c)

Net realized and unrealized gain (loss)	0.87		(2.00)	2.36	(0.05)	0.27	(0.80)

Total from investment operations	1.03		(1.81)	2.49	0.10	0.34	(0.51)

Distributions to shareholders from net investment income	—		(0.19)	(0.19)	(0.14)	(0.12)	(0.23)

Net asset value, end of period	$9.94		$8.91	$10.91	$8.61	$8.65	$8.43

Total return(d)	11.56%		(16.66)%	29.09%	1.21%	4.04%	(5.59)%

Net assets, end of period (in 000s)	$17,800		$14,008	$15,547	$1,251	$1,444	$205

Ratio of net expenses to average net assets	1.02	%(e)	1.04%	1.05%	1.13%	1.13%	1.13%

Ratio of total expenses to average net assets	1.12	%(e)	1.12%	1.11%	1.14%	1.13%	1.17%

Ratio of net investment income to average net assets	3.26	%(e)	1.82%	1.30%	1.76%	0.84%	3.12	%(c)

Portfolio turnover rate(f)	109%		177%	134%	125%	113%	106%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 17, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.86		$11.07

Net investment income(a)	0.16		0.10

Net realized and unrealized gain (loss)	0.86		(2.11)

Total from investment operations	1.02		(2.01)

Distributions to shareholders from net investment income	—		(0.20)

Net asset value, end of period	$9.88		$8.86

Total return(b)	11.51%		(18.09)%

Net assets, end of period (in 000s)	$66,533		$64,578

Ratio of net expenses to average net assets	0.89	%(c)	0.89	%(c)

Ratio of total expenses to average net assets	0.97	%(c)	1.00	%(c)

Ratio of net investment income to average net assets	3.28	%(c)	1.43	%(c)

Portfolio turnover rate(d)	109%		177%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		For the period April 30, 2018* to December 31, 2018
Per Share Data

Net asset value, beginning of period	$8.85		$10.92

Net investment income(a)	0.16		0.08

Net realized and unrealized gain (loss)	0.87		(1.95)

Total from investment operations	1.03		(1.87)

Distributions to shareholders from net investment income	—		(0.20)

Net asset value, end of period	$9.88		$8.85

Total return(b)	11.64%		(17.07)%

Net assets, end of period (in 000s)	$618,434		$530,891

Ratio of net expenses to average net assets	0.89	%(c)	0.89	%(c)

Ratio of total expenses to average net assets	0.97	%(c)	0.99	%(c)

Ratio of net investment income to average net assets	3.34	%(c)	1.14	%(c)

Portfolio turnover rate(d)	109%		177%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional, Investor, P and R6	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service, Investor, P and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

77

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’

prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

78

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default, swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$24,944,600	$—	$—

North America	2,926,727,207	—	—

South America	4,914,525	—	—

Investment Company	14,985,574	—	—

Securities Lending Reinvestment Vehicle	854,750	—	—

Total	$2,972,426,656	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$66,777	$—	$—

Liabilities

Written Options Contracts	$ (36,324,210)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(b)

Africa	$—	$774,633	$—

Asia	136,207	89,208,163	—

Australia and Oceania	2,928,484	24,275,178	—

Europe	13,610,299	178,547,561	—

North America	—	64,791	—

Securities Lending Reinvestment Vehicle	801,360	—	—

Total	$17,476,350	$292,870,326	$—

Derivative Type

Assets(a)

Futures Contracts	$49,527	$—	$—

Liabilities

Written Options Contracts	$ (2,549,871)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(b)

Asia	$4,209,269	$—	$—

Europe	14,518,232

North America	1,680,286,372	—	—

South America	942,737	—	—

Investment Company	61,302	—	—

Total	$1,700,017,912	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,377,370	$—

Asia	—	215,667,567	—

Australia and Oceania	2,586,050	50,748,511	—

Europe	5,495,780	440,867,540	—

North America	476,512	—	—

Total	$8,558,342	$708,660,988	$—

Derivative Type

Assets(b)

Futures Contracts	$144,505	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on futures Contracts	$66,777	Payable for written options at value	$(36,324,210)
International Equity Dividend and Premium	Equity	Variation margin on futures Contracts	49,527	Payable for written options at value	(2,549,871)
International Tax-Managed Equity	Equity	Variation margin on futures Contracts	144,505	—	—
Total			$260,809		$(38,874,081)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of June 30, 2019 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(28,709,252)	$(22,350,782)	3,975
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(7,089,607)	(234,966)	2,230
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,554,335	485,166	42
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	345,643	148,552	117
Total			$(33,898,881)	$(21,952,030)	6,364

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.69%	0.69%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.67	0.67
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $14,429, $173, $2,793 and $142 of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
U.S. Equity Dividend and Premium	$20,988	$4
International Equity Dividend and Premium	2,715	—
U.S. Tax-Managed Equity	1,284	—
International Tax-Managed Equity	34	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, and Investor Shares of the U.S. Equity Dividend and Premium Fund. This arrangement will remain in effect through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Effective April 30, 2019, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, and Investor Shares of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds, respectively. These arrangements will remain in effect through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to April 30, 2019, there was no transfer agency waiver in place for these funds.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.094%, 0.044% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Transfer Agency Waivers/ Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$14,429	$319,782	$6,888	$39,661	$380,760
International Equity Dividend and Premium	173	167,904	192	—	168,269
U.S. Tax-Managed Equity	2,793	—	25,293	6,663	34,749
International Tax-Managed Equity	142	276,014	4,871	2,396	283,423

G.  Line of Credit Facility — As of June 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates— For the six months ended June 30, 2019, Goldman Sachs earned $300 and $239 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend income from Affiliated Investment Company
U.S. Equity Dividend and Premium	$—	$248,387,367	$(233,401,793)	$14,985,574	14,985,574	$214,362
International Equity Dividend and Premium	—	10,357,628	(10,357,628)	—	—	2,555
U.S. Tax-Managed Equity	9,875,798	94,102,339	(103,916,835)	61,302	61,302	40,063
International Tax-Managed Equity	—	7,492,424	(7,492,424)	—	—	4,162

As of June 30, 2019, the following Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	44	—
U.S. Tax-Managed Equity	—	84
International Tax-Managed Equity	—	84

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$306,895,603	$602,816,187
International Equity Dividend and Premium	416,115	34,496,051
U.S. Tax-Managed Equity	1,782,743,527	1,702,479,483
International Tax-Managed Equity	764,193,874	744,331,593

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is

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7. SECURITIES LENDING (continued)

delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds did not have securities on loan as of June 30, 2019.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2019		Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$43	$172	$—
International Equity Dividend and Premium	2,254	—	—
U.S. Tax-Managed Equity	47	47	—
International Tax-Managed Equity	3,253	4,885	—

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019
U.S. Equity Dividend and Premium	$2,016,000	$12,662,700	$(13,823,950)	$854,750
International Equity Dividend and Premium	2,448,255	3,126,191	(4,773,086)	801,360
U.S. Tax-Managed Equity	148,800	3,745,350	(3,894,150)	—
International Tax-Managed Equity	4,166,835	13,545,719	(17,712,554)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2018, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards:
Perpetual Long-term	$—	(26,664,963)	$—	$—
Perpetual Short-term	—	(1,984,705)	(16,633,317)	(8,180,925)
Total capital loss carryforwards	$—	$(28,649,668)	$(16,633,317)	$(8,180,925)
Timing differences (Post October Loss Deferral and Deferred Dividends)	$(1,916,424)	$(949,478)	$(878,700)	$(3,010,114)

As of June 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,537,695,118	$312,949,815	$1,186,004,247	$673,345,541
Gross unrealized gain	601,838,994	40,791,597	517,054,844	57,496,848
Gross unrealized loss	(167,107,456)	(43,394,736)	(3,041,179)	(13,623,059)
Net unrealized gain (loss)	$434,731,538	$(2,603,139)	$514,013,665	$43,873,789

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9. OTHER RISKS (continued)

conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,812,435	$22,798,701	5,295,207	$70,158,277
Reinvestment of distributions	126,213	1,619,195	1,217,097	14,874,034
Shares redeemed	(3,352,259)	(42,341,641)	(11,074,287)	(141,568,778)
	(1,413,611)	(17,923,745)	(4,561,983)	(56,536,467)
Class C Shares
Shares sold	425,835	5,382,891	2,086,830	27,160,327
Reinvestment of distributions	48,682	621,488	659,608	7,980,024
Shares redeemed	(1,878,432)	(23,688,667)	(4,031,361)	(52,408,594)
	(1,403,915)	(17,684,288)	(1,284,923)	(17,268,243)
Institutional Shares
Shares sold	16,995,948	213,239,668	33,504,921	441,167,825
Reinvestment of distributions	749,511	9,593,471	6,280,998	76,871,798
Shares redeemed	(21,141,599)	(265,329,117)	(138,392,227)	(1,825,561,094)
	(3,396,140)	(42,495,978)	(98,606,308)	(1,307,521,471)
Investor Shares
Shares sold	4,739,858	59,293,266	13,150,709	172,599,651
Reinvestment of distributions	351,121	4,497,601	2,715,798	33,135,461
Shares redeemed	(7,366,902)	(91,732,901)	(14,086,815)	(183,423,650)
	(2,275,923)	(27,942,034)	1,779,692	22,311,462
Class P Shares(a)
Shares sold	1,308,915	16,454,458	66,170,177	886,799,790
Reinvestment of distributions	535,419	6,851,272	4,165,280	50,730,626
Shares redeemed	(8,857,228)	(111,014,741)	(13,586,593)	(169,426,665)
	(7,012,894)	(87,709,011)	56,748,864	768,103,751
Class R6 Shares(b)
Shares sold	708,214	8,812,189	23,298,666	309,946,373
Reinvestment of distributions	223,072	2,853,888	1,484,667	18,072,196
Shares redeemed	(2,172,892)	(27,329,068)	(2,690,115)	(34,802,719)
	(1,241,606)	(15,662,991)	22,093,218	293,215,850

NET DECREASE	(16,744,089)	$ (209,418,047)	(23,831,440)	$ (297,695,118)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	125,196	$869,828	185,864	$1,394,265
Reinvestment of distributions	8,244	57,398	12,738	91,921
Shares redeemed	(70,460)	(491,737)	(368,502)	(2,705,700)
	62,980	435,489	(169,900)	(1,219,514)
Class C Shares
Shares sold	7,642	51,223	30,138	226,469
Reinvestment of distributions	2,410	16,197	7,774	54,558
Shares redeemed	(76,023)	(509,105)	(411,315)	(2,910,023)
	(65,971)	(441,685)	(373,403)	(2,628,996)
Institutional Shares
Shares sold	97,379	664,481	3,299,255	25,150,510
Reinvestment of distributions	27,100	185,201	302,041	2,239,419
Shares redeemed	(943,805)	(6,240,207)	(53,613,348)	(391,611,679)
	(819,326)	(5,390,525)	(50,012,052)	(364,221,750)
Investor Shares
Shares sold	435,637	2,953,006	792,283	5,588,837
Reinvestment of distributions	35,943	244,955	26,898	187,293
Shares redeemed	(159,243)	(1,088,487)	(333,831)	(2,430,334)
	312,337	2,109,474	485,350	3,345,796
Class P Shares(a)
Shares sold	745,287	5,055,049	33,241,157	239,776,975
Reinvestment of distributions	517,821	3,538,713	759,524	5,301,151
Shares redeemed	(4,694,369)	(31,875,572)	(8,786,245)	(59,552,901)
	(3,431,261)	(23,281,810)	25,214,436	185,525,225
Class R6 Shares(b)
Shares sold	1,323,688	9,017,275	20,858,813	151,394,746
Reinvestment of distributions	459,728	3,137,496	511,578	3,555,021
Shares redeemed	(1,591,537)	(10,827,596)	(1,853,969)	(12,787,174)
	191,879	1,327,175	19,516,422	142,162,593

NET DECREASE	(3,749,362)	$(25,241,882)	(5,339,147)	$(37,036,646)

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	88,161	$2,020,771	814,705	$19,000,067
Reinvestment of distributions	—	—	15,443	303,925
Shares redeemed	(215,356)	(4,808,899)	(243,885)	(5,567,445)
	(127,195)	(2,788,128)	586,263	13,736,547
Class C Shares
Shares sold	77,412	1,663,406	224,904	4,799,971
Shares redeemed	(106,667)	(2,327,571)	(533,843)	(11,927,357)
	(29,255)	(664,165)	(308,939)	(7,127,386)
Institutional Shares
Shares sold	152,883	3,563,523	6,330,060	148,125,329
Reinvestment of distributions	—	—	1,416	28,533
Shares redeemed	(183,246)	(4,282,829)	(63,995,284)	(1,536,242,572)
Shares redeemed in connection with in-kind transactions	—	—	(2,117,152)	(48,160,000)
	(30,363)	(719,306)	(59,780,960)	(1,436,248,710)
Service Shares
Shares sold	32,003	741,599	6,595	155,606
Reinvestment of distributions	—	—	137	2,719
Shares redeemed	(1,270)	(29,368)	(3,821)	(83,145)
	30,733	712,231	2,911	75,180
Investor Shares
Shares sold	70,507	1,638,651	263,401	6,120,169
Reinvestment of distributions	—	—	6,750	134,794
Shares redeemed	(96,609)	(2,244,355)	(167,106)	(3,921,618)
	(26,102)	(605,704)	103,045	2,333,345
Class P Shares(a)
Shares sold	940,707	22,037,667	4,933,205	117,732,028
Reinvestment of distributions	—	—	45,457	908,224
Shares redeemed	(474,211)	(10,895,990)	(258,211)	(5,610,626)
	466,496	11,141,677	4,720,451	113,029,626
Class R6 Shares(b)
Shares sold	3,234,799	75,406,143	65,073,762	1,553,803,875
Reinvestment of distributions	—	—	570,971	11,402,299
Shares redeemed	(2,204,862)	(51,668,494)	(1,683,318)	(37,830,108)
Shares redeemed in connection with in-kind transactions	(1,108,855)	(25,670,000)	(3,015,553)	(73,210,000)
	(78,918)	(1,932,351)	60,945,862	1,454,166,066

NET INCREASE	205,396	$5,144,254	6,268,633	$139,964,668

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	107,906	$1,046,467	433,592	$4,744,157
Reinvestment of distributions	—	—	16,440	143,686
Shares redeemed	(145,569)	(1,405,210)	(401,065)	(4,071,679)
	(37,663)	(358,743)	48,967	816,164
Class C Shares
Shares sold	5,277	48,851	185,896	1,983,469
Reinvestment of distributions	—	—	2,415	20,501
Shares redeemed	(110,125)	(1,028,823)	(145,534)	(1,419,976)
	(104,848)	(979,972)	42,777	583,994
Institutional Shares
Shares sold	720,083	6,846,373	7,605,815	82,771,894
Reinvestment of distributions	—	—	39,199	341,815
Shares redeemed	(839,389)	(8,142,306)	(62,839,603)	(668,058,108)
	(119,306)	(1,295,933)	(55,194,589)	(584,944,399)
Investor Shares
Shares sold	481,604	4,585,698	1,372,365	14,541,257
Reinvestment of distributions	—	—	34,106	297,404
Shares redeemed	(261,921)	(2,533,183)	(1,258,959)	(13,294,693)
	219,683	2,052,515	147,512	1,543,968
Class P Shares(a)
Shares sold	561,311	5,268,330	11,151,190	115,721,758
Reinvestment of distributions	—	—	182,381	1,579,421
Shares redeemed	(1,119,533)	(10,613,426)	(4,042,582)	(36,926,746)
	(558,222)	(5,345,096)	7,290,989	80,374,433
Class R6 Shares(b)
Shares sold	4,676,817	44,982,605	60,289,988	639,695,481
Reinvestment of distributions	—	—	1,340,050	11,604,833
Shares redeemed	(2,031,509)	(19,660,507)	(1,662,745)	(15,869,218)
	2,645,308	25,322,098	59,967,293	635,431,096

NET INCREASE	2,044,952	$19,394,869	12,302,949	$133,805,256

(a)	Commenced operations on April 17, 2018.
(b)	Commenced operations on April 30, 2018.

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Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Class A
Actual	$1,000	$1,147.70		$6.02	$1,000	$1,091.80		$6.90	$1,000	$1,152.20		$5.98	$1,000	$1,114.20		$6.66
Hypothetical 5% return	1,000	1,019.19	+	5.66	1,000	1,018.20	+	6.66	1,000	1,019.24	+	5.61	1,000	1,018.50	+	6.36
Class C
Actual	1,000	1,144.30		10.00	1,000	1,087.50		10.77	1,000	1,148.20		9.96	1,000	1,109.40		10.62
Hypothetical 5% return	1,000	1,015.47	+	9.39	1,000	1,014.48	+	10.39	1,000	1,015.52	+	9.35	1,000	1,014.73	+	10.14
Institutional
Actual	1,000	1,150.10		4.00	1,000	1,093.80		4.88	1,000	1,154.40		3.95	1,000	1,115.60		4.72
Hypothetical 5% return	1,000	1,021.08	+	3.76	1,000	1,020.13	+	4.71	1,000	1,021.12	+	3.71	1,000	1,020.33	+	4.51
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,151.70		6.62	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.65	+	6.21	N/A	N/A		N/A
Investor
Actual	1,000	1,150.30		4.69	1,000	1,093.50		5.61	1,000	1,153.90		4.65	1,000	1,115.60		5.35
Hypothetical 5% return	1,000	1,020.43	+	4.41	1,000	1,019.44	+	5.41	1,000	1,020.48	+	4.36	1,000	1,019.74	+	5.11
Class P
Actual	1,000	1,150.20		3.95	1,000	1,093.90		4.83	1,000	1,154.30		3.90	1,000	1,115.10		4.67
Hypothetical 5% return	1,000	1,021.12	+	3.71	1,000	1,020.18	+	4.66	1,000	1,021.17	+	3.66	1,000	1,020.38	+	4.46
Class R6
Actual	1,000	1,150.30		3.95	1,000	1,094.00		4.83	1,000	1,154.80		3.90	1,000	1,116.40		4.67
Hypothetical 5% return	1,000	1,021.12	+	3.71	1,000	1,020.18	+	4.66	1,000	1,021.17	+	3.66	1,000	1,020.38	+	4.46

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
U.S. Equity Dividend and Premium	1.13%	1.88%	0.75%	N/A	0.88%	0.74%	0.74%
International Equity Dividend and Premium	1.33	2.08	0.94	N/A	1.08	0.93	0.93
U.S. Tax-Managed Equity	1.12	1.87	0.74	1.24%	0.87	0.73	0.73
International Tax-Managed Equity	1.27	2.03	0.90	N/A	1.02	0.89	0.89

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, and Goldman Sachs U.S. Tax-Managed Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees considered that the International Equity Dividend and Premium Fund had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They noted that the International Tax-Managed Equity Fund had placed in the top half of the Fund’s peer group for the five- and ten-year periods, the third quartile for the three-year period, and the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2019. The Trustees observed that the U.S. Equity Dividend and Premium Fund had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They also noted that the U.S. Tax-Managed Equity Fund had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund that would have the effect of decreasing expenses of Class A, Class C, and Investor Shares of each Fund and/or total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund

First $1 billion	0.81%	0.85%	0.75%	0.70%

Next $1 billion	0.73	0.77	0.68	0.63

Next $3 billion	0.69	0.73	0.65	0.60

Next $3 billion	0.68	0.72	0.64	0.59

Over $8 billion	0.67	0.71	0.63	0.58

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; the transfer agent’s undertaking to waive a portion of its fee with respect to the International Tax-Managed Equity Fund, U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund and U.S. Tax-Managed Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2020.

100

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 174796-OTU-1029951 TAXADVSAR-19/28K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2019

Dynamic Global Equity Fund*

*Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objectives

The Dynamic Global Equity Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund (the “Fund”) and it ceased to be among the Goldman Sachs Fund of Funds Portfolios — Asset Allocation. At the same time, its principal investment strategy changed. No modifications in the Fund’s investment objective or benchmark index were made in connection with this change. The performance information reported below is the combined performance of the Fund, reflecting current and prior investment strategies and policies.

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns of 15.81%, 15.41%, 16.07%, 15.74%, 15.91%, 16.06%, 15.69% and 16.00%, respectively. This compares to the 16.23% cumulative total return of the Fund’s benchmark, MSCI All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	How did the Fund’s principal investment strategy change after February 28, 2019?

A	Until the close of business on February 28, 2019, the Fund sought to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Underlying Funds invested primarily in equity securities (the “Underlying Equity Funds”) and other Underlying Funds invested dynamically across other markets using various strategies, including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”). Under normal conditions, substantially all (at least 80%) of the Fund’s total assets were to be allocated among the Underlying Equity Funds.

After February 28, 2019, the Fund significantly reduced its allocation to the Underlying Funds, while increasing its allocation to derivative instruments in order to gain exposure to global equity asset classes. The Fund’s investments may include Underlying Funds (including ETFs), futures, forwards, options and other instruments with similar economic exposures. The Fund may continue to invest in Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. or an affiliate now or in the future acts as investment adviser or principal underwriter.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, the factors most influencing the financial markets and the Fund were global economic data, central bank monetary policy and geopolitics.

During the first quarter of 2019, when the Reporting Period began, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global

1

PORTFOLIO RESULTS

economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell during the second quarter of 2019 in response to global economic growth weakness and dovish central bank policies.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Performance is typically driven by four sources of return: long-term strategic asset allocation, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate when appropriate our medium-term cycle-aware views and short-term tactical views into the Fund in order to react to changes in the economic cycle and the markets, respectively. (Our short-term tactical views were eliminated from the Fund when its principal investment strategy changed after the close of business on February 28, 2019.) The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated strongly positive double-digit absolute returns but underperformed the Index on a relative basis.

Long-term strategic asset allocation added most to the Fund’s performance. The contribution from our short-term tactical decisions was also positive. On the other hand, security selection within the Underlying Funds generated mixed results. We did not hold any medium-term cycle-aware views in the Fund during the Reporting Period.

Beginning in January 2019, we began to shift the Fund to a new long-term strategic allocation. The Fund benefited from our efforts to identify attractive entry points in the financial markets as we made the transition. Additionally, during the Reporting Period, the Fund was helped by its allocations to U.S. small-cap stocks, which are not held by the Index. An allocation to U.S. large-cap growth stocks further bolstered performance. Additionally, an allocation to a macroeconomic hedge strategy, which utilizes interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated, contributed most positively. Conversely, an allocation to global real estate securities, which are not held by the Index, diminished returns. Our decision to reduce equity risk toward the end of the Reporting Period detracted marginally from the Fund’s performance as global equities continued to rally.

Our short-term tactical views, which sought to take advantage of what we considered short-term market mispricing, added to the Fund’s returns during the Reporting Period overall. We eliminated the Fund’s short-term tactical allocation after the close of business on February 28, 2019, when the Fund’s principal investment strategy changed.

2

PORTFOLIO RESULTS

Overall, security selection within the Underlying Funds was mixed, with underperformance concentrated in Underlying Equity Funds during the Reporting Period.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among Underlying Equity Funds, the Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs ActiveBeta® International Equity ETF outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs Large Cap Value Insights Fund, the Goldman Sachs Large Cap Growth Insights Fund, the Goldman Sachs International Equity Insights Fund, the Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs Small Cap Equity Insights Fund, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF underperformed their respective benchmark indices. Among Underlying Funds that invest in real assets, both the Goldman Sachs Global Infrastructure Fund and the Goldman Sachs Real Estate Securities Fund outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures; international equities through MSCI EAFE Index futures; emerging markets stocks through MSCI Emerging Markets Index futures; and Canadian stocks through S&P/TSX 60 Index futures (each had a positive impact on performance).

The Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (negative impact), which seeks to manage the risk associated with investing in non-U.S. currencies. In addition, equity options were used within our volatility selling strategy (negative impact). Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets. Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (positive impact).

During the Reporting Period overall, some of the Underlying Funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A	At the start of the Reporting Period, we began moving the Fund to a new long-term strategic allocation. As part of that effort, we increased the Fund’s exposure to the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF during January and February 2019. We also added new strategies that sought to diversify the Fund beyond traditional equity asset classes. Specifically, we added a volatility selling strategy (accomplished through equity options) and a London Interbank Offered Rate (“LIBOR”) floors strategy (accomplished through interest rates options). Additionally, we added an allocation to global infrastructure securities to diversify the Fund’s exposure to real assets beyond global real estate securities. Finally, we added a foreign currency hedging strategy (accomplished through forward foreign currency exchange contracts).

Between the beginning of the Reporting Period and February 28, 2019, we expressed our short-term tactical views that the Fund have long positions in emerging markets equities, U.S. large-cap equities and international equities. We eliminated the Fund’s short-term tactical allocation after February 28th, preferring to access other sources of potential excess returns.

After the close of business on February 28, 2019, when the Fund’s principal investment strategy changed, we began adding passive exposure to U.S. large-cap stocks, non-U.S. developed markets equities and emerging markets equities (accomplished through futures). We also increased passive index replication by raising the Fund’s exposure to Goldman Sachs ActiveBeta® ETFs broadly.

Toward the end of the Reporting Period, we reduced equity risk in the Fund through the purchase of put options on U.S. large cap equities. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.)

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PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Fund. Additionally, Neill Nuttall began serving as a portfolio manager of the Fund on February 19, 2019. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Neill Nuttall and Christopher Lvoff.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we emphasized three macro themes. First, we believed the U.S. economy was in “rollover,” meaning we expected increased economic weakness. The economic “green shoots” we had expected to grow during the Reporting Period had instead started to wither. Trade risks also remained elevated, in our view. Our research shows that economic rollovers are characterized by high risks of recession and severe equity declines as well as by episodes of “false positives” and premature warning signals. Second, at the end of the Reporting Period, we believed global economic uncertainty had increased overall. Although we thought the risk of recession had risen, we did not think it was time to position the Fund for such a scenario. Third, we considered a dynamic investment approach particularly important, and we planned to address increased economic uncertainty through the Fund’s positioning and its level of risk exposure.

At the asset class level at the end of the Reporting Period, we expected a continuation of the equity bull market, assuming the global economy continued to expand over the medium term. However, we thought the upside was likely to be limited by moderately elevated equity valuations and limitations to corporate earnings growth.

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FUND BASICS

Dynamic Global Equity Fund

as of June 30, 2019

PERFORMANCE REVIEW

January 1–June 30, 2019	Fund Total Return (based on NAV)[1]	MSCI® ACWI Index[2]

Class A	15.81%	16.23%
Class C	15.41	16.23
Institutional	16.07	16.23
Service	15.74	16.23
Investor	15.91	16.23
Class P	16.06	16.23
Class R	15.69	16.23
Class R6	16.00	16.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.47%	4.99%	9.58%	4.98%	1/2/98
Class C	1.47	5.41	9.39	4.48	1/2/98
Institutional	3.60	6.60	10.64	5.66	1/2/98
Service	3.11	6.08	10.09	5.15	1/2/98
Investor	3.45	6.45	10.49	4.28	11/30/07
Class P	3.60	N/A	N/A	0.99	4/17/18
Class R	2.95	5.92	9.97	3.80	11/30/07
Class R6	3.61	N/A	N/A	7.84	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.91%
Class C	1.58	1.66
Institutional	0.44	0.52
Service	0.94	1.02
Investor	0.58	0.66
Class P	0.43	0.51
Class R	1.08	1.16
Class R6	0.43	0.51

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

[5]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

[6]	Generally, tactical fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2019. Actual underlying fund weighting in the Fund may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

7

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]

Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Index Definitions

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange.

It is not possible to invest directly in an unmanaged index.

9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 83.0%
Equity – 32.0%
5,726,000	Goldman Sachs International Equity Insights Fund – Class R6	$71,918,561
2,579,080	Goldman Sachs Large Cap Value Insights Fund – Class R6	53,851,180
1,684,395	Goldman Sachs Large Cap Growth Insights Fund – Class R6	53,749,034
3,364,729	Goldman Sachs Emerging Markets Equity Insights Fund – Class R6	32,200,458
687,996	Goldman Sachs Small Cap Equity Insights Fund – Class R6	17,936,054
1,079,535	Goldman Sachs Global Infrastructure Fund – Class R6	12,608,967
1,104,774	Goldman Sachs Global Real Estate Securities Fund – Class R6	12,395,563
1,060,314	Goldman Sachs International Small Cap Insights Fund – Class R6	12,183,006

		266,842,823

Exchange Traded Funds – 51.0%
3,669,227	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	215,640,471
4,987,100	Goldman Sachs ActiveBeta International Equity ETF	143,030,028
2,011,678	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	66,123,856

		424,794,355

TOTAL UNDERLYING FUNDS – 83.0%
(Cost $659,335,036)		$691,637,178

Shares	Dividend Rate	Value

Investment Company(a) – 13.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
112,151,707	2.308%	$112,151,707
(Cost $112,151,707)

TOTAL INVESTMENTS – 96.5%
(Cost $771,486,743)		$803,788,885

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		29,261,423

NET ASSETS – 100.0%		$833,050,308

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
GBP	—Great British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	8,690,203	GBP	6,800,000	09/18/19	$23,774

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	4,714,882	CHF	4,630,000	09/18/19	$(62,194)
	USD	12,705,663	JPY	1,363,000,000	09/18/19	(10,309)
	USD	3,683,988	AUD	5,260,000	09/18/19	(17,641)
	USD	368,876	NOK	3,200,000	09/18/19	(7,075)
	USD	917,697	DKK	6,030,000	09/18/19	(7,157)
	USD	133,023	NZD	200,000	09/18/19	(1,538)
	USD	156,731	ILS	560,000	09/18/19	(953)
	USD	1,967,056	HKD	15,400,000	09/18/19	(5,046)
	USD	705,174	SGD	960,000	09/18/19	(5,217)
	USD	16,560,525	EUR	14,580,000	09/18/19	(122,769)
	USD	1,396,272	SEK	13,050,000	09/18/19	(17,021)

TOTAL						$(256,920)

TOTAL						$(233,146)

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	629	09/20/19	$60,487,785	$1,689,778
MSCI Emerging Markets Index	578	09/20/19	30,443,260	1,283,119
S&P 500 E-Mini Index	690	09/20/19	101,574,900	1,706,508
S&P Toronto Stock Exchange 60 Index	50	09/19/19	7,465,923	67,427

TOTAL FUTURES CONTRACTS				$4,746,832

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$97.500	09/14/2020	36	$90,000	$86,400	$50,483	$35,917
Eurodollar Futures	97.500	12/14/2020	19	47,500	46,075	28,069	18,006
Eurodollar Futures	97.000	03/15/2021	205	512,500	750,812	541,163	209,649
Eurodollar Futures	98.500	06/15/2020	31	77,500	17,050	15,572	1,478
Eurodollar Futures	98.250	03/15/2021	605	1,512,500	703,312	704,341	(1,029)
Eurodollar Futures	98.250	06/14/2021	511	1,277,500	606,812	629,610	(22,798)
Eurodollar Futures	98.500	12/13/2021	296	740,000	273,800	291,087	(17,287)
Eurodollar Futures	97.000	06/14/2021	205	512,500	740,563	538,601	201,962
Eurodollar Futures	98.250	09/13/2021	500	1,250,000	606,251	599,298	6,953
Eurodollar Futures	98.000	06/14/2021	394	985,000	615,625	343,612	272,013
Eurodollar Futures	97.000	09/13/2021	266	665,000	947,625	689,942	257,683
Eurodollar Futures	98.500	03/16/2020	47	117,500	15,863	15,972	(109)
Eurodollar Futures	97.125	09/14/2020	23	57,500	76,043	28,803	47,240
Eurodollar Futures	97.125	12/14/2020	31	77,500	102,881	41,147	61,734
Eurodollar Futures	98.000	03/15/2021	213	532,500	330,150	192,194	137,956

TOTAL			3,382	$8,455,000	$5,919,262	$4,709,894	$1,209,368

PURCHASED AND WRITTEN OPTIONS CONTRACTS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
S&P 500 Index	$3,010.000	07/31/2019	(11)	$(1,100)	$(17,215)	$(15,893)	$(1,322)
S&P 500 Index	2,910.000	08/30/2019	(1)	(100)	(8,740)	(3,679)	(5,061)
S&P 500 Index	2,995.000	08/30/2019	(1)	(100)	(3,780)	(2,431)	(1,349)
S&P 500 Index	3,025.000	08/30/2019	(5)	(500)	(12,650)	(11,920)	(730)
S&P 500 Index	2,865.000	07/03/2019	(13)	(1,300)	(103,870)	(32,217)	(71,653)
S&P 500 Index	2,890.000	07/31/2019	(4)	(400)	(33,260)	(17,171)	(16,089)
S&P 500 Index	2,900.000	07/31/2019	(4)	(400)	(30,280)	(7,194)	(23,086)
S&P 500 Index	2,940.000	07/31/2019	(2)	(200)	(9,730)	(6,171)	(3,559)
S&P 500 Index	2,950.000	07/10/2019	(13)	(1,300)	(30,745)	(17,018)	(13,727)
S&P 500 Index	2,960.000	07/31/2019	(3)	(300)	(11,145)	(6,407)	(4,738)
S&P 500 Index	2,970.000	07/31/2019	(3)	(300)	(9,600)	(6,820)	(2,780)
S&P 500 Index	2,980.000	07/17/2019	(13)	(1,300)	(20,930)	(21,425)	495
S&P 500 Index	2,985.000	07/24/2019	(13)	(1,300)	(24,960)	(22,912)	(2,048)
S&P 500 Index	2,990.000	07/31/2019	(10)	(1,000)	(22,950)	(20,462)	(2,488)
S&P 500 Index	2,995.000	07/31/2019	(12)	(1,200)	(25,140)	(22,826)	(2,314)
S&P 500 Index	3,000.000	07/31/2019	(10)	(1,000)	(19,100)	(18,880)	(220)
S&P 500 Index	3,005.000	07/31/2019	(10)	(1,000)	(17,300)	(16,792)	(508)

			(128)	$(12,800)	$(401,395)	$(250,218)	$(151,177)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS ON EQUITIES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
S&P 500 Index	$2,790.000	07/31/2019	(4)	$(400)	$(5,320)	$(19,717)	$14,397
S&P 500 Index	2,695.000	08/30/2019	(1)	(100)	(1,610)	(4,639)	3,029
S&P 500 Index	2,800.000	08/30/2019	(1)	(100)	(2,890)	(5,217)	2,327
S&P 500 Index	2,840.000	08/30/2019	(2)	(200)	(7,230)	(9,511)	2,281
S&P 500 Index	2,845.000	08/30/2019	(3)	(300)	(11,145)	(13,526)	2,381
S&P 500 Index	2,715.000	07/31/2019	(4)	(400)	(3,020)	(11,283)	8,263
S&P 500 Index	2,720.000	07/31/2019	(4)	(400)	(3,140)	(23,600)	20,460
S&P 500 Index	2,740.000	07/03/2019	(13)	(1,300)	(715)	(30,790)	30,075
S&P 500 Index	2,740.000	07/31/2019	(2)	(200)	(1,820)	(9,529)	7,709
S&P 500 Index	2,820.000	07/31/2019	(3)	(300)	(5,055)	(10,116)	5,061
S&P 500 Index	2,835.000	07/10/2019	(13)	(1,300)	(8,190)	(40,553)	32,363
S&P 500 Index	2,860.000	07/31/2019	(2)	(200)	(4,640)	(7,009)	2,369
S&P 500 Index	2,865.000	07/31/2019	(11)	(1,100)	(26,565)	(30,129)	3,564
S&P 500 Index	2,870.000	07/17/2019	(13)	(1,300)	(19,760)	(30,508)	10,748
S&P 500 Index	2,870.000	07/24/2019	(13)	(1,300)	(25,870)	(33,914)	8,044
S&P 500 Index	2,870.000	07/31/2019	(10)	(1,000)	(25,150)	(27,255)	2,105
S&P 500 Index	2,875.000	07/31/2019	(10)	(1,000)	(26,150)	(29,130)	2,980
S&P 500 Index	2,880.000	07/31/2019	(10)	(1,000)	(27,250)	(29,814)	2,564
S&P 500 Index	2,885.000	07/31/2019	(10)	(1,000)	(28,450)	(31,377)	2,927

			(129)	$(12,900)	$(233,970)	$(397,617)	$163,647

TOTAL			(257)	$(25,700)	$(635,365)	$(647,835)	$12,470

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2,801.58	01/17/2020	5,823	$5,823	$465,199	$516,617	$(51,418)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in Affiliated Funds, at value (cost $771,486,743)	$803,788,885
Purchased options, at value (cost $5,226,511)	6,384,461
Cash	16,516,468
Foreign currencies, at value (cost $42,418)	58,265
Unrealized gain on forward foreign currency exchange contracts	23,774
Variation margin on futures	725,104
Receivables:
Collateral on certain derivative contracts(a)	12,410,598
Investments sold	248,238
Dividends	205,615
Fund shares sold	109,317
Reimbursement from investment adviser	31,593
Other assets	78,186
Total assets	840,580,504

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	256,920
Written option contracts, at value (premium received $647,835)	635,365
Payables:
Fund shares redeemed	5,204,286
Investments purchased	715,823
Collateral on certain derivative contracts(b)	470,000
Management fees	101,053
Distribution and Service fees and Transfer Agency fees	94,147
Accrued expenses	52,602
Total liabilities	7,530,196

Net Assets:
Paid-in capital	772,714,963
Total distributable earnings (loss)	60,335,345
NET ASSETS	$833,050,308
Net Assets:
Class A	$155,750,450
Class C	19,738,865
Institutional	19,991,552
Service	629,026
Investor	5,213,529
Class P	119,072,461
Class R	5,788,189
Class R6	506,866,236
Total Net Assets	$833,050,308
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,271,788
Class C	1,084,779
Institutional	1,048,389
Service	33,546
Investor	280,525
Class P	6,240,239
Class R	310,180
Class R6	26,572,874
Net asset value, offering and redemption price per share:(c)
Class A	$18.83
Class C	18.20
Institutional	19.07
Service	18.75
Investor	18.58
Class P	19.08
Class R	18.66
Class R6	19.07

(a)	Includes segregated cash of $5,068,762, $340,000 and $7,001,836 relating to initial margin requirements and/or collateral on futures, forwards and options transactions, respectively
(b)	Segregated for initial margin and/or collateral on swaps contracts transactions of $470,000.
(c)	Maximum public offering price per share for Class A Shares is $19.93. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:

Dividends from Affiliated Funds	$5,283,755

Interest	14,608

Total investment income	5,298,363

Expenses:

Management fees	331,308

Distribution and Service fees(a)	315,102

Transfer Agency fees(a)	203,044

Registration fees	60,320

Professional fees	42,939

Custody, accounting and administrative services	30,135

Printing and mailing costs	22,622

Trustee fees	8,212

Service Share fees — Service Plan	745

Service Share fees — Shareholder Administration Plan	745

Prime Broker Fees	105

Other	8,099

Total expenses	1,023,376

Less — expense reductions	(164,163)

Net expenses	859,213

NET INVESTMENT INCOME	4,439,150

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Affiliated Funds	18,042,222

Purchased options	2,348,625

Futures contracts	3,868,825

Written options	(478,284)

Forward foreign currency exchange contracts	85,878

Foreign currency transactions	(26,674)

Net change in unrealized gain (loss) on:

Affiliated Funds	31,466,236

Purchased options	1,187,342

Futures contracts	4,885,349

Written options	12,470

Forward foreign currency exchange contracts	(233,146)

Foreign currency translation	5,938

Net realized and unrealized gain	61,164,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,603,931

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

Distribution and/or Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
$183,059	$118,194	$13,849	$131,802	$21,275	$3,726	$119	$4,923	$16,935	$4,986	$19,278

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
From operations:

Net investment income	$4,439,150	$3,378,018

Net realized gain	23,840,592	17,581,598

Net change in unrealized gain (loss)	37,324,189	(58,513,379)
Net increase (decrease) in net assets resulting from operations	65,603,931	(37,553,763)

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(3,527,838)

Class C Shares	—	(103,569)

Institutional Shares	—	(477,191)

Service Shares	—	(12,880)

Investor Shares	—	(162,939)

Class P Shares(a)	—	(3,046,018)

Class R Shares	—	(117,644)

Class R6 Shares	—	(133,363)

Total distributions to shareholders	—	(7,581,442)

From share transactions:

Proceeds from sales of shares	504,091,019	194,331,566

Reinvestment of distributions	—	7,197,075

Cost of shares redeemed	(31,139,223)	(235,405,360)
Net increase (decrease) in net assets resulting from share transactions	472,951,796	(33,876,719)
TOTAL INCREASE (DECREASE)	538,555,727	(79,011,924)

Net assets:
Beginning of period	294,494,581	373,506,505

End of period	$833,050,308	$294,494,581

(a)	Class P Shares commenced operations on April 17, 2018.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class A Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.26		$18.84	$15.25	$14.44	$14.46	$14.29

Net investment income(a)(b)	0.11		0.20	0.16	0.16	0.09	0.23

Net realized and unrealized gain (loss)	2.46		(2.35)	3.80	0.83	0.03	0.20

Total from investment operations	2.57		(2.15)	3.96	0.99	0.12	0.43

Distributions to shareholders from net investment income	—		(0.43)	(0.37)	(0.18)	(0.14)	(0.26)

Net asset value, end of period	$18.83		$16.26	$18.84	$15.25	$14.44	$14.46

Total return(c)	15.81%		(11.40)%	25.96%	6.81%	0.83%	3.01%

Net assets, end of period (in 000s)	$155,750		$135,758	$137,276	$124,514	$134,851	$148,611

Ratio of net expenses to average net assets(d)	0.58	%(e)	0.58%	0.59%	0.59%	0.59%	0.60%

Ratio of total expenses to average net assets(d)	0.67	%(e)	0.66%	0.67%	0.69%	0.67%	0.68%

Ratio of net investment income to average net assets(b)	1.19	%(e)	1.09%	0.93%	1.12%	0.63%	1.56%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class C Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$15.77		$18.01	$14.58	$13.82	$13.83	$13.68

Net investment income (loss)(a)(b)	0.02		(0.05)	0.01	0.05	(0.02)	0.10

Net realized and unrealized gain (loss)	2.41		(2.12)	3.65	0.78	0.04	0.20

Total from investment operations	2.43		(2.17)	3.66	0.83	0.02	0.30

Distributions to shareholders from net investment income	—		(0.07)	(0.23)	(0.07)	(0.03)	(0.15)

Net asset value, end of period	$18.20		$15.77	$18.01	$14.58	$13.82	$13.83

Total return(c)	15.41%		(12.04)%	25.08%	5.95%	0.13%	2.18%

Net assets, end of period (in 000s)	$19,739		$23,020	$68,315	$75,027	$83,743	$96,667

Ratio of net expenses to average net assets(d)	1.33	%(e)	1.33%	1.34%	1.34%	1.34%	1.35%

Ratio of total expenses to average net assets(d)	1.42	%(e)	1.40%	1.42%	1.44%	1.42%	1.42%

Ratio of net investment income (loss) to average net assets(b)	0.23	%(e)	(0.29)%	0.08%	0.33%	(0.15)%	0.71%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.43		$19.01	$15.38	$14.57	$14.58	$14.41

Net investment income(a)(b)	0.14		0.09	0.24	0.23	0.16	0.29

Net realized and unrealized gain (loss)	2.50		(2.20)	3.83	0.82	0.03	0.20

Total from investment operations	2.64		(2.11)	4.07	1.05	0.19	0.49

Distributions to shareholders from net investment income	—		(0.47)	(0.44)	(0.24)	(0.20)	(0.32)

Net asset value, end of period	$19.07		$16.43	$19.01	$15.38	$14.57	$14.58

Total return(c)	16.07%		(11.07)%	26.48%	7.18%	1.31%	3.38%

Net assets, end of period (in 000s)	$19,992		$16,974	$155,828	$119,108	$117,357	$130,499

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.19%	0.20%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.28	%(e)	0.26%	0.28%	0.29%	0.27%	0.28%

Ratio of net investment income to average net assets(b)	1.58	%(e)	0.47%	1.40%	1.55%	1.05%	1.96%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.20		$18.75	$15.19	$14.39	$14.40	$14.22

Net investment income(a)(b)	0.09		0.15	0.16	0.15	0.08	0.19

Net realized and unrealized gain (loss)	2.46		(2.31)	3.76	0.81	0.03	0.23

Total from investment operations	2.55		(2.16)	3.92	0.96	0.11	0.42

Distributions to shareholders from net investment income	—		(0.39)	(0.36)	(0.16)	(0.12)	(0.24)

Net asset value, end of period	$18.75		$16.20	$18.75	$15.19	$14.39	$14.40

Total return(c)	15.74%		(11.48)%	25.79%	6.66%	0.78%	2.94%

Net assets, end of period (in 000s)	$629		$543	$684	$470	$577	$626

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.69%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.78	%(e)	0.77%	0.78%	0.79%	0.77%	0.77%

Ratio of net investment income to average net assets(b)	1.07	%(e)	0.80%	0.91%	1.01%	0.52%	1.27%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Investor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.03		$18.58	$15.03	$14.25	$14.27	$14.11

Net investment income(a)(b)	0.12		0.24	0.18	0.21	0.13	0.32

Net realized and unrealized gain (loss)	2.43		(2.32)	3.78	0.79	0.03	0.14

Total from investment operations	2.55		(2.08)	3.96	1.00	0.16	0.46

Distributions to shareholders from net investment income	—		(0.47)	(0.41)	(0.22)	(0.18)	(0.30)

Net asset value, end of period	$18.58		$16.03	$18.58	$15.03	$14.25	$14.27

Total return(c)	15.91%		(11.18)%	26.35%	6.99%	1.11%	3.27%

Net assets, end of period (in 000s)	$5,214		$5,703	$5,481	$5,663	$5,282	$5,280

Ratio of net expenses to average net assets(d)	0.33	%(e)	0.33%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets(d)	0.42	%(e)	0.41%	0.42%	0.44%	0.42%	0.43%

Ratio of net investment income to average net assets(b)	1.35	%(e)	1.28%	1.07%	1.47%	0.91%	2.19%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class P Shares
	Six Months Ended June 30, 2019 (Unaudited)		Period Ended December 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$16.44		$19.43

Net investment income(b)(c)	0.14		0.31

Net realized and unrealized gain (loss)	2.50		(2.80)

Total from investment operations	2.64		(2.49)

Distributions to shareholders from net investment income	—		(0.50)

Net asset value, end of period	$19.08		$16.44

Total return(d)	16.06%		(12.80)%

Net assets, end of period (in 000s)	$119,072		$103,074

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.27	%(f)	0.27	%(f)

Ratio of net investment income to average net assets(c)	1.57	%(f)	2.33	%(f)

Portfolio turnover rate(g)	37%		11%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class R Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$16.13		$18.69	$15.15	$14.37	$14.37	$14.17

Net investment income(a)(b)	0.08		0.14	0.19	0.16	0.04	0.13

Net realized and unrealized gain (loss)	2.45		(2.32)	3.70	0.78	0.05	0.26

Total from investment operations	2.53		(2.18)	3.89	0.94	0.09	0.39

Distributions to shareholders from net investment income	—		(0.38)	(0.35)	(0.16)	(0.09)	(0.19)

Net asset value, end of period	$18.66		$16.13	$18.69	$15.15	$14.37	$14.37

Total return(c)	15.69%		(11.63)%	25.70%	6.49%	0.61%	2.77%

Net assets, end of period (in 000s)	$5,788		$4,938	$5,910	$2,031	$1,785	$2,339

Ratio of net expenses to average net assets(d)	0.83	%(e)	0.83%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets(d)	0.92	%(e)	0.91%	0.92%	0.94%	0.92%	0.92%

Ratio of net investment income to average net assets(b)	0.91	%(e)	0.77%	1.06%	1.10%	0.28%	0.86%

Portfolio turnover rate(f)	37%		11%	53%	39%	18%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund
	Class R6 Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2015(a)
			2018	2017	2016
Per Share Data

Net asset value, beginning of period	$16.44		$19.04	$15.37	$14.57	$15.38

Net investment income(b)(c)	0.35		1.61	0.12	0.24	0.14

Net realized and unrealized gain (loss)	2.28		(3.71)	3.96	0.80	(0.74)

Total from investment operations	2.63		(2.10)	4.08	1.04	(0.60)

Distributions to shareholders from net investment income	—		(0.50)	(0.41)	(0.24)	(0.21)

Net asset value, end of period	$19.07		$16.44	$19.04	$15.37	$14.57

Total return(d)	16.00%		(11.00)%	26.54%	7.12%	(3.93)%

Net assets, end of period (in 000s)	$506,866		$4,485	$13	$10	$10

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.23	%(f)	0.32%	0.24%	0.28%	0.29	%(f)

Ratio of net investment income to average net assets(c)	3.80	%(f)	9.20%	0.66%	1.63%	2.32	%(f)

Portfolio turnover rate(g)	37%		11%	53%	39%	18%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund and changed its principal investment strategy. The Fund is a diversified portfolio and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the

27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$266,842,823	$—	$—

Exchange Traded Funds	424,794,355	—	—

Investment Company	112,151,707	—	—

Total	$803,788,885	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$23,774	$—

Futures Contracts(a)	4,746,832	—	—

Options Purchased	5,919,262	465,199	—

Total	$10,666,094	$488,973	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(256,920)	$—

Written Option Contracts	(635,365)	—	—

Total	$(635,365)	$(256,920)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

28

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Purchased options, at value	$5,919,262		—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	23,774	(a)	Payable for unrealized loss on forward foreign currency contracts	(256,920	)(a)
Equity	Variation margin on future contracts; Purchased options, at value	5,212,031	(a)	Written options, at value	(635,365)
Total		$11,155,067			$(892,285)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of June 30, 2019 is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net change in unrealized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on purchased options	$2,621,792	$1,238,760	9
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	3,117,374	4,846,401	1,081
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	85,878	(233,146)	12
Total		$5,825,044	$5,852,015	1,102

(a)	Average number of contracts is based on the average of month end balances for the six months period ended June 30, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15% for the Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plans Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2019, Goldman Sachs retained $4,598 of the front end sales charges and $377 of the CDSC for this Fund.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Fund, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004% . These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

30

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$669	$163,494	$164,163

G.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

H.  Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2019 (in thousands):

Underlying Funds	Market Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value as of 6/30/2019	Shares as of 6/30/2019	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$20,713	$41,630	$—	$—	$3,781	$66,124	2,012	$578
Goldman Sachs ActiveBeta International Equity ETF	16,668	121,062	—	—	5,300	143,030	4,987	2,288
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	28,186	177,258	(1,382)	13	11,565	215,640	3,669	1,260
Goldman Sachs Emerging Markets Equity Insights Fund	38,090	18,999	(28,500)	460	3,151	32,200	3,365	—
Goldman Sachs Global Infrastructure Fund	—	12,042	—	—	567	12,609	1,080	142
Goldman Sachs Global Real Estate Securities Fund	19,120	7,106	(16,000)	908	1,262	12,396	1,105	105
Goldman Sachs International Equity Insights Fund	45,968	46,701	(27,099)	3,944	2,405	71,919	5,726	—
Goldman Sachs International Small Cap Insights Fund	11,123	6,999	(7,300)	1,441	(80)	12,183	1,060	—
Goldman Sachs Large Cap Growth Insights Fund	39,705	31,000	(23,800)	5,464	1,380	53,749	1,684	—
Goldman Sachs Large Cap Value Insights Fund	38,990	32,344	(22,701)	4,530	688	53,851	2,579	344
Goldman Sachs Small Cap Equity Insights Fund	17,707	10,500	(13,000)	1,282	1,447	17,936	688	—

Total	$276,270	$505,641	$(139,782)	$18,042	$31,466	$691,637		$4,717

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended June 30, 2019 (in thousands):

Fund	Beginning Value as of 12/31/2018	Purchases at Cost	Proceeds from Sales	Ending Value as of 06/30/2019	Shares as of 06/30/2019	Dividend Income from Affiliated Investment Company
Dynamic Global Equity Fund	$14,101	$414,031	$(315,980)	$112,152	112,152	$567

31

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $513,054,319 and $144,839,787, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences on a tax basis were as follows:

Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(364,596)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$782,366,870
Gross unrealized gain	27,329,380
Gross unrealized loss	(5,907,365)
Net unrealized gain (loss)	$21,422,015

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is

32

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

8. OTHER RISKS (continued)

subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. The Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	419,432	$7,642,488	2,185,895	$41,265,498
Reinvestment of distributions	—	—	199,644	3,228,235
Shares redeemed	(497,371)	(8,941,825)	(1,323,048)	(24,484,673)
	(77,939)	(1,299,337)	1,062,491	20,009,060
Class C Shares
Shares sold	25,950	447,784	137,482	2,444,514
Reinvestment of distributions	—	—	6,208	97,349
Shares redeemed	(400,824)	(7,073,691)	(2,477,506)	(44,551,615)
	(374,874)	(6,625,907)	(2,333,816)	(42,009,752)
Institutional Shares
Shares sold	85,974	1,591,088	733,770	13,870,499
Reinvestment of distributions	—	—	28,655	468,222
Shares redeemed	(70,434)	(1,278,616)	(7,926,783)	(154,475,133)
	15,540	312,472	(7,164,358)	(140,136,412)
Service Shares
Shares sold	163	2,718	3,181	60,227
Reinvestment of distributions	—	—	565	9,100
Shares redeemed	(110)	(1,939)	(6,737)	(123,165)
	53	779	(2,991)	(53,838)
Investor Shares
Shares sold	30,207	534,145	125,237	2,335,716
Reinvestment of distributions	—	—	10,222	162,939
Shares redeemed	(105,510)	(1,886,017)	(74,682)	(1,365,679)
	(75,303)	(1,351,872)	60,777	1,132,976
Class P Shares(a)
Shares sold	310,250	5,634,748	6,534,613	128,079,127
Reinvestment of distributions	—	—	186,301	3,046,018
Shares redeemed	(338,141)	(6,151,776)	(452,784)	(8,567,805)
	(27,891)	(517,028)	6,268,130	122,557,340
Class R Shares
Shares sold	33,979	610,295	76,021	1,401,993
Reinvestment of distributions	—	—	7,266	116,549
Shares redeemed	(29,890)	(543,061)	(93,404)	(1,736,597)
	4,089	67,234	(10,117)	(218,055)
Class R6 Shares
Shares sold	26,576,601	487,627,753	273,672	4,873,992
Reinvestment of distributions	—	—	4,200	68,663
Shares redeemed	(276,545)	(5,262,298)	(5,738)	(100,693)
	26,300,056	482,365,455	272,134	4,841,962

NET INCREASE (DECREASE)	25,763,731	$472,951,796	(1,847,750)	$(33,876,719)

(a)	Class P Shares commenced operations on April 17, 2018.

34

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Months Period Ended June 30, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 months ended 6/30/19*
Class A
Actual	$1,000.00	$1,158.10		$3.10
Hypothetical 5% return	1,000.00	1,021.92	+	2.91
Class C
Actual	1,000.00	1,154.10		7.10
Hypothetical 5% return	1,000.00	1,018.20	+	6.66
Institutional
Actual	1,000.00	1,160.70		1.02
Hypothetical 5% return	1,000.00	1,023.85	+	0.95
Service
Actual	1,000.00	1,157.40		3.69
Hypothetical 5% return	1,000.00	1,021.37	+	3.46
Investor
Actual	1,000.00	1,159.10		1.77
Hypothetical 5% return	1,000.00	1,023.16	+	1.66
Class P
Actual	1,000.00	1,160.60		0.96
Hypothethical 5% return	1,000.00	1,023.90	+	0.90
Class R
Actual	1,000.00	1,156.90		4.44
Hypothetical 5% return	1,000.00	1,020.68	+	4.16
Class R6
Actual	1,000.00	1,160.00		0.96
Hypothetical 5% return	1,000.00	1,023.90	+	0.90

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	R6
Dynamic Global Equity Fund	0.58%	1.33%	0.19%	0.69%	0.33%	0.18%	0.83%	0.18%

35

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Global Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Fund and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;

36

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Underlying Funds. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified

37

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management team of certain Underlying Funds to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees further observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-year period, matched the performance for the three-year period, and outperformed for the five- and ten-year periods ended March 31, 2019. They also noted that in February 2019, the Fund had been repositioned from the Equity Growth Strategy Portfolio, which involved changes to the Fund’s investment strategies.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Fund and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund.

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that, although the Fund itself does not have breakpoints in its management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Fund at the specified asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Fund and Underlying Funds that exceed specified levels. They also considered the services provided to the Fund under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Fund and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to the Fund and certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Fund’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Fund’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

39

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.44 trillion in assets under supervision as of June 30, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	Imprint Emerging Markets Opportunities Fund[5]
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
[5]	Effective after the close of business on August 30, 2019, the Goldman Sachs N-11 Equity Fund was renamed the Goldman Sachs Imprint Emerging Markets Opportunities Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 174987-OTU-1031028 DYNGLEQSAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 28, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	August 28, 2019